Exhibit 10.3

FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This First Amendment to Third Amended and Restated Credit Agreement, dated as of August 7, 2020 (this “Amendment”), is made by and among LINDBLAD EXPEDITIONS, LLC, a Delaware limited liability company (the “U.S. Borrower”), LINDBLAD MARITIME ENTERPRISES, LTD., an exempted company with limited liability incorporated and existing under the laws of the Cayman Islands (the “Cayman Borrower” and, together with the U.S. Borrower, each, individually a “Borrower” and, collectively, the “Borrowers”), LINDBLAD EXPEDITIONS HOLDINGS, INC., a Delaware corporation (“Holdings”), the Lenders party hereto, and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

WHEREAS, reference is hereby made to that certain Third Amended and Restated Credit Agreement, dated as of March 27, 2018 (as may have been amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement” and the Credit Agreement as amended by this Amendment, the “Amended Credit Agreement”), among the Borrowers, Holdings, the Lenders party thereto, the Administrative Agent and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as collateral agent and security trustee for the Secured Parties; capitalized terms used herein and not otherwise defined having the respective meanings set forth for such terms in the Amended Credit Agreement; and

WHEREAS, the Borrowers and the Required Lenders desire to amend the Credit Agreement as set forth in this Amendment;

NOW THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.                Amendments to the Credit Agreement. The Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages attached as Exhibit B hereto.

Section 2.                Representations and Warranties. Each Borrower and Holdings represents and warrants to the Lenders and the Administrative Agent that as of the First Amendment Effective Date:

(a)                this Amendment has been duly authorized, executed and delivered by it, and this Amendment and the Amended Credit Agreement constitute its valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);

(b)               all representations and warranties set forth in Article III of the Amended Credit Agreement and in each other Loan Document shall be true, correct and complete in all material respects on and as of the date of the effectiveness of this Amendment with the same effect as though made on and as of such date; provided that to the extent such representations and warranties expressly relate to an earlier date, such representations and warranties shall be true, correct and complete in all respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true, correct and complete in all respects on and as of the date of effectiveness of this Amendment or on such earlier date, as the case may be; and

(c)                at the time of and immediately after the Amendment and after giving effect to the transactions contemplated hereby and the amendments contained in the Amended Credit Agreement, no event has occurred and is continuing or will result from the consummation of this Amendment that would constitute a Default or an Event of Default.

Section 3.                Conditions to Effectiveness. This Amendment shall become effective on the date (the “First Amendment Effective Date”) when:

(a)                (i) Holdings, the Borrowers, the Administrative Agent and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission in accordance with Section 5 of this Amendment) the same to the Administrative Agent’s counsel, Milbank LLP and (ii) Holdings, the Borrowers, the Guarantors and the Administrative Agent shall have signed a counterpart (whether the same or different counterparts) of that certain Confirmation and Reaffirmation Agreement dated as of the date hereof and shall have delivered (including by way of facsimile or other electronic transmission in accordance with Section 5 of this Amendment) the same to the Administrative Agent’s counsel, Milbank LLP;

(b)               the Administrative Agent shall have received payment of all reasonable and documented out-of-pocket expenses (including reasonable, out-of-pocket attorneys’ fees of the Administrative Agent) required to be reimbursed or paid by the Borrowers hereunder or under any other Loan Document to the extent invoiced at least three (3) Business Days prior to the First Amendment Effective Date (or such shorter period reasonably agreed by the Borrowers);

(c)                the Administrative Agent shall have received, for the account of each Lender who has delivered a counterpart to this Amendment (the “Consenting Lenders”), an amendment fee in an amount equal to 0.50% of the aggregate principal amount of the unused Commitments and outstanding Loans held by such Consenting Lender as of the First Amendment Effective Date;

(d)               all representations and warranties set forth in Article III of the Amended Credit Agreement and in each other Loan Document are and will be true, correct and complete in all material respects on and as of the date of the effectiveness of this Amendment with the same effect as though made on and as of such date; provided that to the extent such representations and warranties expressly relate to an earlier date, such representations and warranties shall be true, correct and complete in all respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true, correct and complete in all respects on and as of the date of effectiveness of this Amendment or on such earlier date, as the case may be; and

(e)                at the time of and immediately after the Amendment and after giving effect to the transactions contemplated hereby and the amendments contained in the Amended Credit Agreement, no Default or Event of Default shall have occurred and be continuing.

Section 4.                Effect of Amendment. Upon the effectiveness of this Amendment, unless the context otherwise requires, each reference to the Credit Agreement in any other Loan Document shall be deemed to be a reference to the Amended Credit Agreement. Nothing herein shall be deemed to entitle the Borrowers or Holdings to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

Section 5.                Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment shall become effective when it shall have been executed by the Borrowers, Holdings and the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of the Required Lenders. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission (i.e., a “pdf” or “tif” document) shall be effective as delivery of a manually executed counterpart of this Amendment. Any signature to this Amendment may be delivered by facsimile, electronic mail (including “pdf”) or any electronic signature complying with the U.S. federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law. For the avoidance of doubt, the foregoing also applies to any amendment, extension or renewal of this Amendment. Each of the parties hereto represents and warrants to the other parties hereto that it has the corporate capacity and authority to execute this Amendment through electronic means and there are no restrictions for doing so in that party’s constitutive documents.

Section 6.                Applicable Law. This Amendment SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

Section 7.                WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY

WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.

Section 8.                Jurisdiction; Consent to Service of Process. (a) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in the Borough of Manhattan, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Amendment shall affect any right that the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Amendment against Holdings, the Borrowers, any Mortgaged Vessel Owning Subsidiary or their respective properties in the courts of any jurisdiction.

(b) Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Amendment in any New York State or Federal court of the United States of America sitting in the Borough of Manhattan, and any appellate court from any thereof. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c) Each party to this Amendment irrevocably consents to service of process in the manner provided for notices in Section 9.01 of the Amended Credit Agreement. Nothing in this Amendment will affect the right of any party to this Amendment to serve process in any other manner permitted by law. The Cayman Borrower hereby irrevocably and unconditionally agrees that service of all writs, process and summonses in any such suit, action or proceeding brought in the State of New York may be made upon the U.S. Borrower, presently located at 96 Morton Street, 9th Floor, New York, New York 10014 (the “Process Agent”). The Cayman Borrower hereby confirms and agrees that the Process Agent has been duly and irrevocably appointed as its agent to accept such service of any and all such writs, processes and summonses, and agrees that the failure of the Process Agent to give any notice of any such service of process to the Cayman Borrower shall not impair or affect the validity of such service or of any judgment based thereon, and the U.S. Borrower hereby accepts its appointment as Process Agent for the Cayman Borrower. If the Process Agent shall cease to serve as agent for the Cayman Borrower to receive service of process hereunder, the Cayman Borrower, on behalf of itself, shall promptly appoint a successor agent reasonably satisfactory to the Administrative Agent. The Cayman Borrower hereby further irrevocably consents to the service of process in any suit, action or proceeding in such courts by the mailing thereof by the Administrative Agent by registered or certified mail, postage prepaid, at its address set forth in Section 9.01 of the Amended Credit Agreement.

Section 9.                Severability. In the event any one or more of the provisions contained in this Amendment should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 10.            Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

Section 11.            Binding Effect. This Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns permitted by the Amended Credit Agreement.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

LINDBLAD EXPEDITIONS, LLC
By:	/s/ Craig Felenstein
Name: Craig Felenstein
Title:

LINDBLAD maritime enterprises, ltd.
By:	/s/ Craig Felenstein
Name:Craig Felenstein
Title:

LINDBLAD EXPEDITIONS HOLDINGS, INC.
By:	/s/ Craig Felenstein
Name:Craig Felenstein
Title:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent and a Lender
By:	/s/ William O'Daly
Name: William O'Daly
Title: Authorized Signatory

By:	/s/ Andrew Griffin
Name: Andrew Griffin
Title: Authorized Signatory

APIDOS CLO XI, as a tERM Lender
By:	Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

APIDOS CLO XII, as a tERM Lender
By:	Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

APIDOS CLO XV, as a tERM Lender
By:	Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

APIDOS CLO XVIII-R, as a tERM Lender
By:	Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

APIDOS CLO XX, as a tERM Lender
By:	Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

APIDOS CLO XXI, as a tERM Lender
By:	Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

APIDOS CLO XXiI, as a tERM Lender
By:	Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

APIDOS CLO XXIII, as a tERM Lender
By:	Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

APIDOS CLO XXIV, as a tERM Lender
By:	Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

APIDOS CLO XXIX, as a tERM Lender

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

APIDOS CLO XXV, as a tERM Lender
By:	Its Collateral Manager CVC Credit Partners

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

APIDOS CLO XXVI, as a tERM Lender

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

APIDOS CLO XXVII, as a tERM Lender

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

APIDOS CLO XXviiI, as a tERM Lender
By:	Its Collateral Manager CVC Credit Partners U.S. CLO MANAGEMENT LLC,

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

APIDOS CLO XXXI, as a tERM Lender
By:	Its Collateral Manager CVC Credit Partners U.S. CLO MANAGEMENT LLC,

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

APIDOS CLO XXXiI, as a tERM Lender
By:	Its Collateral Manager CVC Credit Partners U.S. CLO MANAGEMENT LLC,

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

ARCH sTREET CLO, LTD., as a tERM Lender

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

barings CLO ltd. 2013-I, as a tERM Lender
By:	Barings LLC as Collateral Manager

By:	/s/ Ryan Christenson
Name: Ryan Christenson
Title: Managing Director

barings CLO ltd. 2014-I, as a tERM Lender
By:	Barings LLC as Collateral Manager

By:	/s/ Ryan Christenson
Name: Ryan Christenson
Title: Managing Director

barings CLO ltd. 2015-I, as a tERM Lender
By:	Barings LLC as Collateral Manager

By:	/s/ Ryan Christenson
Name: Ryan Christenson
Title: Managing Director

barings CLO ltd. 2016-II, as a tERM Lender
By:	Barings LLC as Collateral Manager

By:	/s/ Ryan Christenson
Name: Ryan Christenson
Title: Managing Director

barings CLO ltd. 2017-I, as a tERM Lender
By:	Barings LLC as Collateral Manager

By:	/s/ Ryan Christenson
Name: Ryan Christenson
Title: Managing Director

barings CLO ltd. 2018-I, as a tERM Lender
By:	Barings LLC as Collateral Manager

By:	/s/ Ryan Christenson
Name: Ryan Christenson
Title: Managing Director

barings CLO ltd. 2018-iI, as a tERM Lender
By:	Barings LLC as Collateral Manager

By:	/s/ Ryan Christenson
Name: Ryan Christenson
Title: Managing Director

barings CLO ltd. 2018-iiI, as a tERM Lender
By:	Barings LLC as Collateral Manager

By:	/s/ Ryan Christenson
Name: Ryan Christenson
Title: Managing Director

barings CLO ltd. 2018-Iv, as a tERM Lender
By:	Barings LLC as Collateral Manager

By:	/s/ Ryan Christenson
Name: Ryan Christenson
Title: Managing Director

barings CLO ltd. 2019-I, as a tERM Lender
By:	Barings LLC as Collateral Manager

By:	/s/ Ryan Christenson
Name: Ryan Christenson
Title: Managing Director

barings CLO ltd. 2019-iI, as a tERM Lender
By:	Barings LLC as Collateral Manager

By:	/s/ Ryan Christenson
Name: Ryan Christenson
Title: Managing Director

barings CLO ltd. 2019-iiI, as a tERM Lender
By:	Barings LLC as Collateral Manager

By:	/s/ Ryan Christenson
Name: Ryan Christenson
Title: Managing Director

black diamond CLO 2016-i advisor, L.L.C. as its collateral agent

By:	/s/ Stephen H. Deckoff
Name: Stephen H. Deckoff
Title: Managing Principal

Citibank, N.a. , as a revolving Lender
By:	/s/ Marieve Uaboi-Gauthier
Name: Marieve Uaboi-Gauthier
Title: Authorized Signatory

[If a second signature is neccessary:
By:
Name:
Title: ]

Credit suisse loan funding llc , as a term Lender
By:	/s/ Matthew Tuck
Name: Matthew Tuck
Title: Managing Principal

Eaton VAnce clo 2013-i ltd., as a term Lender
By:	Eaton Vance Management Portfolio Manager

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

Eaton VAnce clo 2014-iR ltd., as a term Lender
By:	Eaton Vance Management As Portfolio Manager

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

Eaton VAnce clo 2015-i ltd., as a term Lender
By:	Eaton Vance Management Portfolio Manager

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

Eaton VAnce floating rate portfolio, as a term Lender
By:	Boston Management and Research as Investment Advisor

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

Eaton VAnce floating-rate income plus fund, as a term Lender
By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

Eaton VAnce INstitutional senior loan fund, as a term Lender
By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

Eaton VAnce limited duration income fund, as a term Lender
By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

Eaton VAnce floating-income trust, as a term Lender
By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

Eaton VAnce short duration diversified income fund, as a term Lender
By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

Eaton VAnce multi-asset credit fund, as a term Lender
By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

Eaton VAnce senior floating-rate trust, as a term Lender
By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

Eaton VAnce senior income trust, as a term Lender
By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

firstbank puerto rico d/b/a firstbank florida, as a term Lender

By:	/s/ Kevin P. Flynn
Name: Kevin P. Flynn
Title: VP, Corporate Banking

guardia 1, ltd, as a term Lender
By:	Sculptor Loan Management LP, its investment manager
By:	Sculptor Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

ia clarington core plus bond fund, as a term Lender

By:	/s/ Amar Dhanoya
Name: Amar Dhanoya
Title: Portfolio Manager

ia clarington Floating rate income fund, as a term Lender

By:	/s/ Amar Dhanoya
Name: Amar Dhanoya
Title: Portfolio Manager

ia clarington U.S. dollar floating rate income fund, as a term Lender

By:	/s/ Amar Dhanoya
Name: Amar Dhanoya
Title: Portfolio Manager

jmp credit advisors clo iv ltd., as a term Lender
By:	Medalist Partners Corporate Finance LLC, As Attorney-in-Fact

By:	/s/ Shawn O'Leary S
Name: Shawn O'Leary S
Title: Managing Director

jmp credit advisors clo v ltd., as a term Lender
By:	Medalist Partners Corporate Finance LLC, As Attorney-in-Fact

By:	/s/ Shawn O'Leary S
Name: Shawn O'Leary S
Title: Managing Director

jpmorgan chase bank, N.a., as a term Lender

By:	/s/ Devin Roccisano
Name: Devin Roccisano
Title: Executive Director

madison park funding xi, ltd., as a term Lender
By:	Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

madison park funding xix, ltd., as a term Lender
By:	Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

madison park funding xl, ltd., as a term Lender
By:	Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

madison park funding xli, ltd., as a term Lender
By:	Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

madison park funding xvi, ltd., as a term Lender
By:	Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

madison park funding xvii, ltd., as a term Lender
By:	Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

madison park funding xviii, ltd., as a term Lender
By:	Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

madison park funding xx, ltd., as a term Lender
By:	Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

madison park funding xxiii, ltd., as a term Lender
By:	Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

madison park funding xxvii, ltd., as a term Lender
By:	Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

madison park funding xxxii, ltd., as a term Lender
By:	Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

man glg us clo 2018-1 ltd., as a term Lender
By:	Silvermine Capital Management, LLC its Collateral Manager

By:	/s/ Jonathan Newman
Name: Jonathan Newman
Title: Asset Manager

man glg us clo 2018-2 ltd., as a term Lender
By:	Silvermine Capital Management, LLC, as collateral manager

By:	/s/ Jonathan Newman
Name: Jonathan Newman
Title: Asset Manager

monroe Capital clo 2014-1, ltd., as a term Lender
By:	Monroe Capitial Management, LLC, as Asset Manager And Attorney-in Fact

By:	/s/ Friedman
Name: Friedman
Title: Director

mountain view clo 2013-1 ltd., as a term Lender
By:	Seix Investment Advisors LLC, as Collateral Manager

By:	/s/ George Goudelias
Name: George Goudelias
Title: Managing Director

mountain view clo 2016-1 ltd., as a term Lender
By:	Seix Investment Advisors LLC, as Collateral Manager

By:	/s/ George Goudelias
Name: George Goudelias
Title: Managing Director

mountain view clo 2017-1 ltd., as a term Lender
By:	Seix Investment Advisors LLC, as Collateral Manager

By:	/s/ George Goudelias
Name: George Goudelias
Title: Managing Director

mountain view clo 2017-2 ltd., as a term Lender
By:	Seix Investment Advisors LLC, as Collateral Manager

By:	/s/ George Goudelias
Name: George Goudelias
Title: Managing Director

mountain view clo ix ltd., as a term Lender
By:	Seix Investment Advisors LLC, as Collateral Manager

By:	/s/ George Goudelias
Name: George Goudelias
Title: Managing Director

mountain view clo x ltd., as a term Lender
By:	Seix Investment Advisors LLC, as Collateral Manager

By:	/s/ George Goudelias
Name: George Goudelias
Title: Managing Director

ocean trails clo iv, as a term Lender
By:	Five Arrows Managers North America LLC, as Assert Manager

By:	/s/ Etton Soriano
Name: Etton Soriano
Title: Investment Manager

ocean trails clo vi, as a term Lender
By:	Five Arrows Managers North America LLC, as Assert Manager

By:	/s/ Etton Soriano
Name: Etton Soriano
Title: Investment Manager

ozlm funding ii, ltd., as a term Lender
By:	Sculptor Loan Management LP, its portfolio manager
By:	Sculptor Loan Managment LLC, its general partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

ozlm funding iii, ltd., as a term Lender
By:	Sculptor Loan Management LP, its portfolio manager
By:	Sculptor Loan Managment LLC, its general partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

ozlm funding iv, ltd., as a term Lender
By:	Och-Ziff Loan Management LP, its portfolio manager
By:	Och-Ziff Loan Managment LLC, its general partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

ozlm funding, ltd., as a term Lender
By:	OZ CLO Management LLC, its portfolio manager

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

ozlm ix, ltd., as a term Lender
By:	Sculptor Loan Management LP, its portfolio manager
By:	Sculptor Loan Managment LLC, its general partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

ozlm funding vi, ltd., as a term Lender
By:	Sculptor Loan Management LP, its portfolio manager
By:	Sculptor Loan Managment LLC, its general partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

ozlm funding vii, ltd., as a term Lender
By:	Sculptor Loan Management LP, its portfolio manager
By:	Sculptor Loan Managment LLC, its general partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

ozlm funding viii, ltd., as a term Lender
By:	Sculptor Loan Management LP, its portfolio manager
By:	Sculptor Loan Managment LLC, its general partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

ozlm funding xi, ltd., as a term Lender
By:	Och-Ziff Loan Management LP, its portfolio manager
By:	Och-Ziff Loan Managment LLC, its general partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

ozlm funding xii, ltd., as a term Lender
By:	Sculptor Loan Management LP, its portfolio manager
By:	Sculptor Loan Managment LLC, its general partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

ozlm funding xiii, ltd., as a term Lender
By:	Sculptor Loan Management LP, its portfolio manager
By:	Sculptor Loan Managment LLC, its general partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

ozlm funding xiv, ltd., as a term Lender
By:	Sculptor Loan Management LP, its portfolio manager
By:	Sculptor Loan Managment LLC, its general partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

ozlm funding xix, ltd., as a term Lender
By:	OZ CLO Management LLC, its collateral manager

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

ozlm xv, ltd., as a term Lender
By:	Sculptor Loan Management LP, its portfolio manager
By:	Sculptor Loan Managment LLC, its general partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

ozlm xvi, ltd., as a term Lender
By:	OZ CLO Loan Management LLC, its portfolio manager

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

ozlm xvii, ltd., as a term Lender
By:	OZ CLO Loan Management LLC, its portfolio manager

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

ozlm xviii, ltd., as a term Lender
By:	Sculptor Loan Management LP, its portfolio manager
By:	Sculptor Loan Managment LLC, its general partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

ozlm xx, ltd., as a term Lender
By:	Sculptor Loan Management LP, its portfolio manager
By:	Sculptor Loan Managment LLC, its general partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

ozlm xxi, ltd., as a term Lender

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

ozlm xxii ltd., as a term Lender
By:	OZ CLO Loan Management LLC, its collateral manager

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

ozlm xxiii, ltd., as a term Lender
By:	Sculptor Loan Management LP, its portfolio manager
By:	Sculptor Loan Managment LLC, its general partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

ozlm xxiv, ltd., as a term Lender
By:	Sculptor Loan Management LP, its portfolio manager
By:	Sculptor Loan Managment LLC, its general partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

regatta ii funding lp, as a term Lender
By:	Napier Park Global Capital (US) LP Attorney-in-Fact

By:	/s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Managing Director

regatta ix funding lp, as a term Lender
By:	Regatta Loan Management LLC its Collateral Manager

By:	/s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Managing Director

regatta vi funding lp, as a term Lender
By:	Regatta Loan Management LLC its Collateral Manager

By:	/s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Managing Director

regatta vii funding lp, as a term Lender
By:	Regatta Loan Management LLC its Collateral Manager

By:	/s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Managing Director

regatta viii funding lp, as a term Lender
By:	Regatta Loan Management LLC attorney-in-fact

By:	/s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Managing Director

regatta x funding lp, as a term Lender
By:	Regatta Loan Management LLC its Collateral Manager

By:	/s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Managing Director

regatta xi funding lp, as a term Lender
By:	Regatta Loan Management LLC its Collateral Manager

By:	/s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Managing Director

regatta xii funding lp, as a term Lender
By:	Regatta Loan Management LLC, its Collateral Manager

By:	/s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Managing Director

regatta xiii funding lp, as a term Lender
By:	Napier Park Global Capital (US) LP Attorney-in-Fact

By:	/s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Managing Director

regatta xiv funding lp, as a term Lender
By:	Regatta Loan Management LLC its Collateral Manager

By:	/s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Managing Director

regatta xv funding lp, as a term Lender
By:	Napier Park Global Capital (US) LP, its Collateral Manager

By:	/s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Managing Director

saratoga investment corp. clo 2013-1, ltd., as a term Lender

By:	/s/ Adam Kaiser
Name: Adam Kaiser
Title: Attorney-in-Fact

Sculptor institutional income master fund, ltd., as a term Lender
By:	Sculptor Loan Management LP, its collateral manager
By:	Sculptor Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

Senior debt portfolio, as a term Lender
By:	Boston Management and Research as Investment Advisor

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

silvermore clo, ltd., as a term Lender

By:	/s/ Jonathan Newman
Name: Jonathan Newman
Title: Asset Manager

telos clo 2013-3, ltd., as a term Lender
By:	Telos Asset Management, LLC

By:	/s/ Jonathan Tepper
Name: Jonathan Teper
Title: Managing Director

telos clo 2013-4, ltd., as a term Lender
By:	Telos Asset Management, LLC

By:	/s/ Jonathan Tepper
Name: Jonathan Teper
Title: Managing Director

telos clo 2014-5, ltd., as a term Lender
By:	Telos Asset Management, LLC

By:	/s/ Jonathan Tepper
Name: Jonathan Teper
Title: Managing Director

telos clo 2014-6, ltd., as a term Lender

By:	/s/ Jonathan Tepper
Name: Jonathan Teper
Title: Managing Director

wind river 2015-1 clo ltd., as a term Lender
By:	First Eagle Alternative Credit SLS, LLC, its Portfolio Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

venture 31 clo, limited, as a term Lender
By:	its investment advisor MJX Venture Management III LLC

By:	/s/ Michael Regan
Name: Michael Regan
Title: Managing Director

venture 32 clo, limited, as a term Lender
By:	its investment advisor MJX Venture Management III LLC

By:	/s/ Michael Regan
Name: Michael Regan
Title: Managing Director

venture 33 clo, limited, as a term Lender
By:	its investment advisor MJX Venture Management III LLC

By:	/s/ Michael Regan
Name: Michael Regan
Title: Managing Director

venture 35 clo, limited, as a term Lender
By:	its investment advisor MJX Venture Management III LLC

By:	/s/ Michael Regan
Name: Michael Regan
Title: Managing Director

venture 38 clo, limited, as a term Lender
By:	its investment advisor MJX Venture Management III LLC

By:	/s/ Michael Regan
Name: Michael Regan
Title: Managing Director

venture xii clo, limited, as a term Lender
By:	its investment advisor MJX Venture Management III LLC

By:	/s/ Michael Regan
Name: Michael Regan
Title: Managing Director

venture xiv clo, limited, as a term Lender
By:	its investment advisor MJX Venture Management III LLC

By:	/s/ Michael Regan
Name: Michael Regan
Title: Managing Director

venture xxiii clo, limited, as a term Lender
By:	its investment advisor MJX Venture Management III LLC

By:	/s/ Michael Regan
Name: Michael Regan
Title: Managing Director

venture xxvi clo, limited, as a term Lender
By:	its investment advisor MJX Venture Management III LLC

By:	/s/ Michael Regan
Name: Michael Regan
Title: Managing Director

venture xxviii clo, limited, as a term Lender
By:	its investment advisor MJX Venture Management III LLC

By:	/s/ Michael Regan
Name: Michael Regan
Title: Managing Director

webbank, as a term Lender

By:	/s/ Kelly M. Barnett
Name: Kelly M. Barnett
Title: President

Exhibit A

[Attached]

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

dated as of March 27, 2018,

as amended by the First Amendment dated as of August 7, 2020,

among

LINDBLAD EXPEDITIONS, LLC,

as U.S. Borrower,

LINDBLAD MARITIME ENTERPRISES, LTD.,

as Cayman Borrower,

LINDBLAD EXPEDITIONS HOLDINGS, INC.,

as Holdings,

THE LENDERS PARTY HERETO

and

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,

as Administrative Agent and Collateral Agent,

and

CREDIT SUISSE SECURITIES (USA) LLC,

JPMORGAN CHASE BANK, N.A.,

and

CITIBANK, N.A.

as

Joint Bookrunners, Joint Lead Arrangers and Syndication Agents

Table of Contents

Page

Article I

Definitions

Section 1.01     Defined Terms     3

Section 1.02     Terms Generally     53

Section 1.03     Classification of Loans and Borrowings     54

Section 1.04     Certain Calculations     54

Section 1.05     Cashless Rollovers     58

Article II

The Credits

Section 2.01     Commitments     58

Section 2.02     Loans     59

Section 2.03     Borrowing Procedure     61

Section 2.04     Evidence of Debt; Repayment of Loans     61

Section 2.05     Fees     62

Section 2.06     Interest on Loans     63

Section 2.07     Default Interest     64

Section 2.08     Alternate Rate of Interest     64

Section 2.09     Termination and Reduction of Commitments     64

Section 2.10     Conversion and Continuation of Borrowings     65

Section 2.11     Repayment of Term Borrowings     67

Section 2.12     Optional Prepayment     67

Section 2.13     Mandatory Prepayments     71

Section 2.14     Reserve Requirements; Change in Circumstances     73

Section 2.15     Change in Legality     74

Section 2.16     LIBOR Breakage     75

Section 2.17     Pro Rata Treatment     76

Section 2.18     Sharing of Setoffs     76

Section 2.19     Payments     76

Section 2.20     Taxes     77

Section 2.21     Assignment of Commitments Under Certain Circumstances; Duty to Mitigate     81

Section 2.22     Letters of Credit     82

Section 2.23     Refinancing Amendments     86

Section 2.24     Incremental Loans     88

Section 2.25     Loan Modification Offers.     92

Section 2.26     Defaulting Lenders     93

Section 2.27     Amendment and Restatement.     95

Article III

Representations and Warranties

Section 3.01     Organization; Powers     96

Section 3.02     Authorization     96

Section 3.03     Enforceability     97

Section 3.04     Approvals     97

Section 3.05     Financial Statements; Projections     97

Section 3.06     No Material Adverse Change     97

Section 3.07     Title to Properties; Intellectual Property     97

Section 3.08     Subsidiaries     98

Section 3.09     Litigation; Compliance with Laws     98

Section 3.10     [Reserved]     98

Section 3.11     Federal Reserve Regulations     98

Section 3.12     Investment Company Act     99

Section 3.13     Use of Proceeds     99

Section 3.14     Tax Returns     99

Section 3.15     No Material Misstatements     99

Section 3.16     Employee Benefit Plans     99

Section 3.17     Environmental Matters     100

Section 3.18     Insurance     100

Section 3.19     Security Documents     100

Section 3.20     Labor Matters     101

Section 3.21     Solvency     101

Section 3.22     USA PATRIOT Act     101

Section 3.23     OFAC     101

Section 3.24     Anti-Corruption Laws     101

Section 3.25     No Default     101

Section 3.26     [Reserved].     101

Section 3.27     Mortgaged Vessels     101

Section 3.28     Citizenship     102

Article IV

Conditions of Lending

Section 4.01     All Credit Events     102

Section 4.02     Conditions to Third Restatement Credit Extensions     102

Article V

Affirmative Covenants

Section 5.01     Existence; Compliance with Laws; Businesses and Properties     104

Section 5.02     Insurance     105

Section 5.03     Obligations and Taxes     105

Section 5.04     Financial Statements, Reports, etc     105

Section 5.05     Litigation and Other Notices     107

Section 5.06     Information Regarding Collateral     108

Section 5.07     Maintaining Records; Access to Properties and Inspections     108

Section 5.08     Use of Proceeds     109

Section 5.09     Employee Benefits     109

Section 5.10     Compliance with Environmental Laws     109

Section 5.11     Preparation of Environmental Reports     109

Section 5.12     Further Assurances     110

Section 5.13     Credit Ratings     111

Section 5.14     Designation of Subsidiaries     111

Section 5.15     Lender Calls     111

Section 5.16     Anti-Corruption Laws     111

Section 5.17     Post-Closing     112

Article VI

Negative Covenants

Section 6.01     Indebtedness     112

Section 6.02     Liens     115

Section 6.03     Sale and Lease-Back Transactions     119

Section 6.04     Investments, Loans and Advances     119

Section 6.05     Mergers, Consolidations and Sales of Assets     123

Section 6.06     Restricted Payments; Restrictive Agreements     124

Section 6.07     Transactions with Affiliates     127

Section 6.08     Business of Holdings, the Borrowers and Subsidiaries     128

Section 6.09     Other Indebtedness and Agreements     129

Section 6.10     Financial Covenants     130

Section 6.11     Fiscal Year     130

Section 6.12     Limitation on Accounting Changes     130

Section 6.13     [Reserved]     130

Section 6.14     Sanctions     130

Section 6.15     Anti-Corruption Laws     131

Section 6.16     Vessel Flags     131

Section 6.17     Restriction on Transfers of Mortgaged Vessels     131

Article VII

Events of Default

Article VIII

The Administrative Agent and the Collateral Agent

Article IX

Miscellaneous

Section 9.01     Notices; Electronic Communications     137

Section 9.02     Survival of Agreement     139

Section 9.03     Counterparts; Effectiveness     139

Section 9.04     Successors and Assigns     140

Section 9.05     Expenses; Indemnity     144

Section 9.06     Right of Setoff     146

Section 9.07     Applicable Law     146

Section 9.08     Waivers; Amendment     146

Section 9.09     Interest Rate Limitation     148

Section 9.10     Entire Agreement     148

Section 9.11     WAIVER OF JURY TRIAL     148

Section 9.12     Severability     149

Section 9.13     Headings     149

Section 9.14     Jurisdiction; Consent to Service of Process     149

Section 9.15     Confidentiality     150

Section 9.16     Release of Liens and Guarantees of Subsidiaries     151

Section 9.17     USA PATRIOT Act Notice     151

Section 9.18     Judgment Currency     151

Section 9.19     Lender Action     152

Section 9.20     [Reserved].     152

Section 9.21     U.S. Obligations     152

Section 9.22	Acknowledgement and Consent to Bail-In of Affected Financial Institutions152

Section 9.23     Certain ERISA Matters.     153

Section 9.24     Electronic Execution of Loan Documents     155

Section 9.25     Acknowledgement Regarding Any Supported QFCs     155

SCHEDULES

Schedule 1.01(a)     Disqualified Institutions

Schedule 1.01(b)      Excluded Subsidiaries

Schedule 1.01(c)     Excluded Vessel Subsidiaries

Schedule 1.01(d)     Vessel Financings

Schedule 2.01(a)      Lenders and Commitments as of the Third Restatement Date

Schedule 3.07(b)      Certain Matters Affecting Intellectual Property

Schedule 3.08     Subsidiaries

Schedule 3.09(a)      Litigation

Schedule 3.17     Environmental Matters

Schedule 3.19(a)     UCC Filing Offices

Schedule 5.17     Post-Closing Items

Schedule 6.01     Existing Indebtedness

Schedule 6.02     Existing Liens

Schedule 6.04     Existing Investments

Schedule 6.05     Permitted Asset Sales

Schedule 6.07     Transactions with Certain Affiliates

Schedule 6.16     Permitted Flags

EXHIBITS

Exhibit A     Form of Administrative Questionnaire

Exhibit B     Form of Assignment and Acceptance

Exhibit C     Form of Borrowing Request

Exhibit D-1     Form of U.S. Tax Compliance Certificate

Exhibit D-2     Form of U.S. Tax Compliance Certificate

Exhibit D-3     Form of U.S. Tax Compliance Certificate

Exhibit D-4     Form of U.S. Tax Compliance Certificate

Exhibit E     Form of Solvency Certificate

PREAMBLE

THIRD AMENDED AND RESTATED CREDIT AGREEMENT, dated as of March 27, 2018 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, this “Agreement”), among LINDBLAD EXPEDITIONS, LLC, a Delaware limited liability company (the “U.S. Borrower”), LINDBLAD MARITIME ENTERPRISES, LTD., an exempted company with limited liability incorporated and existing under the laws of the Cayman Islands (the “Cayman Borrower” and, together with the U.S. Borrower, each, individually a “Borrower” and, collectively, the “Borrowers”), LINDBLAD EXPEDITIONS HOLDINGS, INC., a Delaware corporation (“Holdings”), the Lenders (as defined in Article I), and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and as collateral agent and security trustee for the Secured Parties (as defined in Article I) (in such capacity, the “Collateral Agent”).

RECITALS

Capitalized terms used in these Recitals shall have the respective meanings set forth for such terms in Section 1.01 hereof.

Pursuant to that certain Agreement and Plan of Merger, including all schedules and exhibits thereto (as amended, supplemented, or modified from time to time), dated as of March 9, 2015 among Capitol Acquisition Corp. II (“Capitol”), the U.S. Borrower, Argo Expeditions, LLC, a Delaware limited liability company (“LLC Sub”), and Argo Merger Sub, Inc., a Delaware corporation (“Merger Sub”), Capitol acquired (the “Acquisition”) the Equity Interests of the U.S. Borrower.

In connection with the Acquisition, Merger Sub, a wholly owned indirect subsidiary of Capitol, merged with and into the U.S. Borrower (the “Initial Merger”) with the U.S. Borrower remaining as the surviving corporation and immediately following the Initial Merger, the U.S. Borrower merged with and into LLC Sub, a wholly owned direct subsidiary of Capitol (together with the Initial Merger, the “Merger”) with LLC Sub remaining as the surviving entity, which was renamed Lindblad Expeditions, LLC, a Delaware limited liability company and a wholly owned direct subsidiary of Capitol.

The Investors in connection with the Merger received consideration comprised of (i) an aggregate amount not to exceed $90,000,000 in cash (including certain bonus amounts payable to management of the U.S. Borrower) (the “Seller Cash Consideration”) and (ii) Equity Interests in Capitol constituting approximately 45% of the issued and outstanding Equity Interests of Capitol (together with the Seller Cash Consideration, the “Acquisition Consideration”). Upon consummation of the Acquisition, Capitol changed its name to Lindblad Expeditions Holdings, Inc. and is publicly listed on the NASDAQ Stock Market.

Holdings, the Borrowers, the Administrative Agent, the Collateral Agent and the Lenders party thereto entered into that certain Second Amended and Restated Credit Agreement, dated as of March 7, 2016 (as amended, supplemented, or modified from time to time, the “Second Amended and Restated Credit Agreement”), which amended and restated that certain Amended and Restated Credit Agreement, dated as of July 8, 2015 (as amended, supplemented, or modified from time to time, the “First Amended and Restated Credit Agreement”), which amended and restated that certain Credit Agreement, dated as of May 8, 2015 (as amended, supplemented, or modified from time to time, the “Original Credit Agreement”), among the Borrowers, the Administrative Agent, the Collateral Agent and the Lenders party thereto.

Pursuant to the Original Credit Agreement, the Lenders extended a certain term credit facility to the Borrowers to finance a restructuring, repay certain of the existing Indebtedness of the U.S. Borrower and its Subsidiaries and pay related fees, commissions and expenses. In connection with the syndication of the Original Credit Agreement, Holdings, the Borrowers, the Administrative Agent, the Collateral Agent and the Lenders party to the First Amended and Restated Credit Agreement as of the First Restatement Date agreed to amend and restate the Original Credit Agreement in its entirety on the terms and subject to the conditions contained therein. On the Second Restatement Date, Holdings, the Borrowers, the Administrative Agent, the Collateral Agent and the Lenders party to the Second Amended and Restated Credit Agreement agreed to amend and restate the First Amended and Restated Credit Agreement in its entirety on the terms and subject to the conditions contained therein.

Pursuant to and in accordance with Section 9.08 of the Second Amended and Restated Credit Agreement, the Borrowers have requested that the Lenders under the Second Amended and Restated Credit Agreement (the “Existing Lenders”) amend and restate the Second Amended and Restated Credit Agreement as set forth herein.

Pursuant to and in accordance with Section 2.23 of the Second Amended and Restated Credit Agreement, the Borrowers may incur Credit Agreement Refinancing Indebtedness in order to reprice and extend the entire outstanding principal amount of the Term Loans outstanding under the Second Amended and Restated Credit Agreement immediately prior to occurrence of the funding of such Credit Agreement Refinancing Indebtedness (collectively, the “Existing Term Loans”) by, among other things, entering into this Agreement pursuant to the terms and conditions of the Second Amended and Restated Credit Agreement with Term Lenders agreeing to provide such Credit Agreement Refinancing Indebtedness (the Term Lenders agreeing to provide Credit Agreement Refinancing Indebtedness and any assignees thereof are referred to herein as the “Specified Refinancing Term Lenders”).

Pursuant to and in accordance with Section 2.23 of the Second Amended and Restated Credit Agreement, the Borrowers may incur Credit Agreement Refinancing Indebtedness in order to reprice and extend the entire principal amount of the Revolving Loans (or unused Revolving Credit Commitments) outstanding under the Second Amended and Restated Credit Agreement immediately prior to occurrence of the funding of or establishment of such Credit Agreement Refinancing Indebtedness (collectively, the “Existing Revolving Credit Loans”) by, among other things, entering into this Agreement pursuant to the terms and conditions of the Second Amended and Restated Credit Agreement with Revolving Credit Lenders agreeing to provide such Credit Agreement Refinancing Indebtedness (the Revolving Credit Lenders agreeing to provide Credit Agreement Refinancing Indebtedness and any assignees thereof are referred to herein as the “Specified Refinancing Revolving Lenders”).

The Administrative Agent, the Existing Lenders that are a party hereto on the Third Restatement Date (but immediately prior to the prepayment described in Section 2.27(d)) (the “Consenting Existing Lenders”), the Specified Refinancing Term Lenders and the Specified Refinancing Revolving Lenders are willing to amend and restate the Second Amended and Restated Credit Agreement as set forth herein, on the terms and subject to the conditions set forth herein; and

Holdings, the Borrowers, the Administrative Agent, the Collateral Agent, the Lenders and the Issuing Bank party to this Agreement as of the Third Restatement Date have agreed to amend and restate the Second Amended and Restated Credit Agreement in its entirety on the terms and subject to the conditions contained herein. Accordingly, the parties hereto agree as follows:

Article I

Definitions

Section 1.01        Defined Terms. The following terms when used in this Agreement, including its Preamble and Recitals, shall have the meanings specified below:

“ABR” shall mean, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

“Accepting Lenders” shall have the meaning assigned to such term in Section 2.25(a).

“Acquired Entity” shall have the meaning assigned to such term in Section 6.04(i).

“Acquisition” shall have the meaning assigned to such term in the Recitals to this Agreement.

“Acquisition Consideration” shall have the meaning assigned to such term in the Recitals to this Agreement.

“Acquisition-Related Incremental Commitments” shall have the meaning assigned to such term in Section 2.24.

“Additional Lender” shall mean, at any time, any Eligible Assignee that agrees to provide any portion of any Credit Agreement Refinancing Indebtedness pursuant to a Refinancing Amendment in accordance with Section 2.23.

“Adjusted LIBO Rate” shall mean, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum equal to the product of (a) the LIBO Rate in effect for such Interest Period and (b) Statutory Reserves. Notwithstanding the foregoing, the applicable Adjusted LIBO Rate for Eurodollar Term Borrowings shall at no time be less than 0.75% per annum and the applicable Adjusted LIBO Rate for Eurodollar Revolving Borrowings shall at no time be less than 0.00% per annum.

“Administrative Agent” shall have the meaning assigned to such term in the Preamble to this Agreement.

“Administrative Questionnaire” shall mean an Administrative Questionnaire in the form of Exhibit A, or such other form as may be supplied from time to time by the Administrative Agent.

“Affected Class” shall have the meaning assigned to such term in Section 2.25(a).

“Affected Financial Institution” shall mean (a) any EEA Financial Institution or (b) any UK Financial Institution.

“Affiliate” shall mean, when used with respect to a specified person, another person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the person specified.

“Agent Parties” shall have the meaning assigned to such term in Section 9.01.

“Agents” shall have the meaning assigned to such term in Article VIII.

“Aggregate Revolving Credit Exposure” shall mean the aggregate amount of the Lenders’ Revolving Credit Exposures.

“Agreement” shall have the meaning assigned to such term in the Preamble.

“Agreement Currency” shall have the meaning assigned to such term in Section 9.18.

“Alternate Base Rate” shall mean, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1.00% and (c) the Adjusted LIBO Rate on such day for a one-month Interest Period determined on such day (or if such day is not a Business Day, the immediately preceding Business Day) for a deposit in dollars plus 1.00%; provided that, solely for purposes of the foregoing, the Adjusted LIBO Rate for any day shall be calculated using the LIBO Rate based on the rate per annum determined by the Administrative Agent by reference to the ICE Benchmark Administration Interest Settlement Rates (as set forth by any service selected by the Administrative Agent that has been nominated by the ICE Benchmark Administration Limited (or any person which takes over the administration of that rate) as an authorized information vendor for the purpose of displaying such rates) (the “ICE LIBOR”) as published by Reuters (or such other commercially available source providing quotations of ICE LIBOR as may be designated by the Administrative Agent from time to time) on such day at approximately 11:00 a.m. (London time). If the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate or the Adjusted LIBO Rate for any reason, including the inability or failure of the Administrative Agent to obtain sufficient quotations in accordance with the terms of the definition of Federal Funds Effective Rate, the Alternate Base Rate shall be determined without regard to clause (b) or (c), as applicable, of the preceding sentence until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate, as the case may be.

“Annualization Period” means the period commencing with July 1, 2021 and ending on and including March 31, 2022.

“Annualized EBITDA” means, Consolidated EBITDA (a) in the case of the Test Period ending September 30, 2021, for the fiscal quarter ending September 30, 2021 multiplied by four (4); (b) in the case of the Test Period ending December 31, 2021, for the Fiscal Quarter ending December 31, 2021 and the immediately preceding Fiscal Quarter multiplied by two (2); and (c) in the case of the Test Period ending March 31, 2022, for the Fiscal Quarter ending March 31, 2022 and the two immediately preceding Fiscal Quarters multiplied by four-thirds (4/3).

“Applicable Creditor” shall have the meaning assigned to such term in Section 9.18.

“Applicable Discount” shall have the meaning assigned to such term in Section 2.12(e).

“Applicable Rate” shall mean (i) (x) with respect to any Eurodollar Revolving Loan, 3.00% per annum and (y) with respect to any ABR Revolving Loans, 2.00% per annum and (ii) with respect to the Term Loan Facility, (x) from the First Amendment Effective Date and thereafter, 1.25% per annum, payable in accordance with Section 2.06(d) (the “Term Loan PIK Interest”), plus (y) the following percentages per annum, based on the Debt Rating as set forth below:

Applicable Rate
Pricing Level	Debt Ratings Moody’s and S&P	Eurodollar Term Loan	ABR Term Loan
1	Both B1 (stable) or better and BB-(negative) or better	3.25%	2.25%
2	Below B1 (stable) or below BB- (negative) (or if any reason Pricing Level 1 does not apply)	3.50%	2.50%

Initially, the Applicable Rate in respect of the Term Loan Facility shall be at Pricing Level 2. Thereafter, each change in the Applicable Rate in respect of the Term Loan Facility resulting from a publicly announced change in the Debt Rating shall be effective, in the case of an upgrade or a downgrade, during the period commencing on the date of the public announcement thereof and ending on the date immediately preceding the effective date of the next such change. In no event shall the Administrative Agent be responsible for, or have any liability for, monitoring the Debt Rating.

“Asset Sale” shall mean the sale, transfer or other disposition by the Borrowers or any of the Restricted Subsidiaries to any person other than Holdings, the Borrowers or any Restricted Subsidiary of (a) any Equity Interests of any of the Restricted Subsidiaries (other than directors’

qualifying shares) or (b) any other assets of the Borrowers or any of the Restricted Subsidiaries (including Mortgaged Vessels); provided that Permitted Asset Sales shall not constitute Asset Sales; provided, further, that any such sales from the Borrowers or any Restricted Subsidiary that is a Loan Party to a Restricted Subsidiary that is not a Loan Party shall be made (i) at prices and on terms no less favorable to the Loan Party than it would obtain in a comparable arm’s length transaction with unrelated third parties or (ii) to the extent not made in compliance with clause (i), shall be treated as an Investment in such Restricted Subsidiary.

“Assignment and Acceptance” shall mean an assignment and acceptance entered into by a Lender and an assignee, and accepted by the Administrative Agent, in the form of Exhibit B or such other form as shall be approved by the Administrative Agent and the Borrowers (which approval shall not be unreasonably withheld or delayed).

“Auction” shall have the meaning assigned to such term in Section 2.12(e).

“Auction Amount” shall have the meaning assigned to such term in Section 2.12(e).

“Auction Notice” shall have the meaning assigned to such term in Section 2.12(e).

“Available Basket Amount” shall mean, at any time of calculation, (a) the sum of (i) the Net Cash Proceeds received by Holdings after the Third Restatement Date from any issuance of Qualified Capital Stock of Holdings, to the extent such Net Cash Proceeds are contributed in cash to the Borrowers’ common equity capital (excluding, for the avoidance of doubt, the Net Cash Proceeds that Holdings, the Borrowers and its Subsidiaries receive (or are deemed to receive) as a result of the consummation of the Acquisition); provided that no proceeds of any Specified Equity Contribution shall be included in amounts referred to in this clause (a), plus (ii) the cumulative amount of cash and Cash Equivalents in respect of returns (including dividends, interest, distributions, interest payments, returns of principal, repayments, income and similar amounts) received by Holdings, the Borrowers or any Restricted Subsidiary after the Third Restatement Date in respect of any Investments made using the Available Basket Amount; plus (iii) in the case of any disposition or repayment of any Investment constituting a Restricted Payment made using the Available Basket Amount (without duplication of any amount deducted in calculating the amount of Investments at any time outstanding included in the amount of Restricted Payments), the aggregate amount of Net Cash Proceeds received by Holdings, the Borrowers or a Restricted Subsidiary after the Third Restatement Date with respect to all such dispositions and repayments (to the extent not required to be used to make a mandatory prepayment pursuant to Section 2.13 hereof); plus (iv) the amount of any Declined Proceeds, plus (v) 100% of the aggregate amount received in cash and Cash Equivalents received by Holdings, the Borrowers and any Restricted Subsidiary by means of the sale or other disposition (other than to Holdings, Borrowers or a Restricted Subsidiary) of Investments made by Holdings, such Borrower or such Restricted Subsidiary and repurchases and redemptions of, or cash distributions or cash interest received in respect of, such Investments from or to Holdings, such Borrower or such Restricted Subsidiary and repayments of loans or advances, and releases of guarantees, which constitute Investments made by Holdings, such Borrower or such Restricted Subsidiary, in each case, after the Third Restatement Date, plus (vi) in the case of the redesignation of an Unrestricted Subsidiary as, or merger, consolidation or amalgamation of an Unrestricted Subsidiary with or into, a Restricted Subsidiary after the Third Restatement Date, the fair market value of the Investment in such Unrestricted Subsidiary at the time of the redesignation of such Unrestricted Subsidiary as, or merger, consolidation or amalgamation of such Unrestricted Subsidiary with or into, a Restricted Subsidiary to the extent such Investment was made in reliance upon Section 6.04 (but not to exceed the original amount of the Investment in such Unrestricted Subsidiary made in reliance upon Section 6.04, other than to the extent such Investment is permitted under Section 6.04), plus (vii) the Net Cash Proceeds of Indebtedness and Disqualified Equity Interests of Holdings and its Restricted Subsidiaries, in each case, issued after the First Amendment Effective Date, which have been exchanged or converted into Equity Interests (other than of Disqualified Equity Interests) of Holdings minus (b) the aggregate amount of Investments, Restricted Payments and prepayments, repurchases or redemptions (including any premium, fees, interest or other amounts thereon), of Restricted Indebtedness, in each case to the extent made after the Third Restatement Date (in whole or in part) in reliance on the Available Basket Amount.

“Bail-In Action” shall mean the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

“Bail-In Legislation” shall mean (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code that is subject to Section 4975 or (c) any person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

“BHC Act Affiliate” shall have the meaning assigned to such term in Section 9.25.

“Board” shall mean the Board of Governors of the Federal Reserve System of the United States of America.

“Borrower Materials” shall have the meaning assigned to such term in Section 9.01.

“Borrowers” shall have the meaning assigned to such term in the Preamble to this Agreement.

“Borrowing” shall mean Loans of the same Class and Type made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect.

“Borrowing Request” shall mean a request by one or both Borrowers in accordance with the terms of Section 2.03 and substantially in the form of Exhibit C, or such other form as shall be approved by the Administrative Agent and the applicable Borrowers (which approval shall not be unreasonably withheld or delayed).

“Business Day” shall mean any day other than a Saturday, Sunday or day on which banks in New York City are authorized or required by law to close; provided, however, that when used in connection with a Eurodollar Loan, the term “Business Day” shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

“Capital Assets” shall mean, with respect to any person, all equipment, fixed assets and real property or improvements of such person, or replacements or substitutions therefor or additions thereto, that in accordance with GAAP, have been or should be reflected as additions to property, plant or equipment on the balance sheet of such person.

“Capital Expenditures” shall mean, for any period, without duplication, all expenditures made directly or indirectly by Holdings and its consolidated Restricted Subsidiaries during such period for Capital Assets (whether paid in cash or other consideration, financed by the incurrence of Indebtedness or accrued as a liability), but excluding any such expenditure (i) made to restore, replace or rebuild property to the condition of such property immediately prior to any damage, loss, destruction or condemnation of such property, to the extent such expenditure is made with insurance proceeds, condemnation awards, indemnity payments or damage recovery proceeds relating to any such damage, loss, destruction or condemnation, (ii) that constitutes the consideration paid (and transaction expenses incurred) in connection with a Permitted Acquisition or other acquisitions, (iii) that constitutes the permitted reinvestment of Net Cash Proceeds of Asset Sales, Recovery Events or capital assets sold or (iv) that constitutes the purchase price of equipment that is purchased simultaneously with the trade-in of existing equipment to the extent of the credit granted by the seller of such equipment for the equipment being traded at such time.

“Capital Lease Obligations” of any person shall mean the obligations of such person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such person under GAAP; provided that all leases of any person that are or would have been treated as operating leases (including for avoidance of doubt, any network lease or any operating indefeasible right of use) for purposes of GAAP prior to the issuance by the Financial Accounting Standards Board on February 25, 2016 of an Accounting Standards Update shall continue to be accounted for as operating leases for purposes of all financial definitions and calculations for purpose of this Agreement (whether or not such operating leases were in effect on such date) notwithstanding the fact that such obligations are required in accordance with the ASU (on a prospective or retroactive basis or otherwise) to be treated as Capital Lease Obligations in the financial statements to be delivered pursuant to Section 5.04.

“Capitol” shall have the meaning assigned to such term in the Recitals to this Agreement.

“Cares Act” shall have the meaning assigned to such term in the definition of “Main Street Loan”.

“Cash Equivalents” shall mean:

(a)                direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;

(b)     investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, a rating of at least P-2 by Moody’s or at least A-2 by S&P (or, if at any time neither Moody’s nor S&P shall be rating such obligations, an equivalent rating from another nationally recognized statistical rating agency);

(c)     investments in certificates of deposit, banker’s acceptances and time deposits maturing within one year from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, the Administrative Agent, any domestic office of any Lender that is a bank, or any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof that has a combined capital and surplus and undivided profits of not less than $500,000,000;

(d)     fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria of clause (c) above;

(e)     investments in “money market funds” within the meaning of Rule 2a-7 under the Investment Company Act of 1940, as amended, substantially all of whose assets are invested in investments of the type described in clauses (a) through (d) above;

(f)     marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof, in each case maturing within one year after the date of the acquisition thereof and having, at the time of the acquisition thereof a rating of at least A-2 from S&P or at least P-2 from Moody’s (or, if at any time neither Moody’s nor S&P shall be rating such obligations, an equivalent rating from another nationally recognized statistical rating agency);

(g)     investment funds investing substantially all of their assets in securities of the types described in clauses (a) through (f) above; and

(h)     other short-term investments utilized by Foreign Subsidiaries in accordance with normal investment practices for cash management in investments of a type analogous to the foregoing.

“Cash Management Agreement” shall mean any agreement or arrangement to provide cash management services, including treasury, depository, overdraft, credit or debit card, stored value card, electronic funds transfer, purchasing cards, netting services, check drawing services, automated payment services (including depository, overdraft, controlled disbursement, ACH transactions, return items and interstate depository network services), positive pay service, employee credit card programs, cash pooling services and any arrangements or services similar to any of the foregoing and/or otherwise in connection with cash management and deposit accounts.

“Cash Management Bank” shall mean any person that is party to a Cash Management Agreement that is a Lender or an Agent or an Affiliate of a Lender or an Agent, in its capacity as a party to such Cash Management Agreement.

“Cash Management Obligations” shall mean, as to any person, any and all obligations of such person, whether absolute or contingent and however and whenever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under any Cash Management Agreement.

“Cayman Borrower” shall have the meaning assigned to such term in the Preamble.

“Cayman Subsidiary Guarantor” shall mean each Foreign Subsidiary of Holdings (other than, for the avoidance of doubt, the Cayman Borrower) that is or becomes a party to the Guarantee Agreement as required by Section 5.12 of this Agreement, unless and until released as a Subsidiary Guarantor in accordance with this Agreement or the Guarantee Agreement.

“Cayman Term Loan” means a term loan denominated in dollars made by a Lender to the Cayman Borrower pursuant to Section 2.01(a)(ii).

“Cayman Term Loan Commitment” shall mean the commitment of a Lender to make or otherwise fund a Cayman Term Loan and “Cayman Term Loan Commitments” means such commitments of all Lenders in the aggregate. The amount of each Lender’s Cayman Term Loan Commitment, if any, is set forth on Schedule 2.01(a) or in the applicable Assignment Agreement, subject to any adjustment or reduction pursuant to the terms and conditions hereof. The aggregate amount of the Cayman Term Loan Commitments as of the Third Restatement Date is $40,000,000.

“Cayman Term Loan Exposure” shall mean, with respect to any Lender, as of any date of determination, the outstanding principal amount of the Cayman Term Loans of such Lender; provided, at any time prior to the making of the Cayman Term Loans, the Cayman Term Loan Exposure of any Lender shall be equal to such Lender’s Cayman Term Loan Commitment.

“CFC” shall mean any Subsidiary that is a “controlled foreign corporation” within the meaning of Section 957 of the Code.

“CFC Holdco” shall mean any Domestic Subsidiary that has no material assets other than the Equity Interests of and, if applicable, Indebtedness of one or more Foreign Subsidiaries that are CFCs.

A “Change in Control” shall be deemed to have occurred if: (a) Holdings at any time ceases to own (directly or indirectly) 100% of the Equity Interests of the Borrowers; or (b) any person, entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act (excluding any employee benefit plan of Holdings and its Subsidiaries and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan)) shall at any time have acquired direct or indirect beneficial ownership (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act) of 50% of the outstanding voting stock of Holdings. For purposes of this definition, a person shall not be deemed to have beneficial ownership of Equity Interests subject to a stock purchase agreement, merger agreement or similar agreement until the consummation of the transactions contemplated by such agreement.

“Change in Law” shall mean (a) the adoption of any law, rule or regulation after the Third Restatement Date (or with respect to a person that becomes a Lender after the Third Restatement Date, the date such person becomes a Lender), (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the Third Restatement Date (or with respect to a person that becomes a Lender after the Third Restatement Date, the date such person becomes a Lender) or (c) compliance by any Lender or the Issuing Bank (or, for purposes of Section 2.14, by any lending office of such Lender or by such Lender’s or Issuing Bank’s holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the Third Restatement Date (or with respect to a person that becomes a Lender after the Third Restatement Date, the date such person becomes a Lender); provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines, requirements or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines, requirements or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.

“Charges” shall have the meaning assigned to such term in Section 9.09.

“Class”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans, U.S. Term Loans, Cayman Term Loans, Other Loans, Incremental Term Loans or Specified Incremental Loans, when used in reference to any Commitment, refers to whether such Commitment is a Revolving Credit Commitment, U.S. Term Loan Commitment, Cayman Term Loan Commitment, Other Loan Commitment, Incremental Commitment or Specified Incremental Loan Commitment. Specified Incremental Loans and Other Loans (and the related Specified Incremental Loan Commitments and Other Loan Commitments, as the case may be) made and established with different terms, and new tranches of U.S. Term Loans, Cayman Term Loans and Revolving Credit Commitments established as a result of a Loan Modification Offer, shall be construed to be in different Classes.

“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

“Collateral” shall mean, collectively, all of the real, personal and mixed property (including Equity Interests) in which Liens are purported to be granted pursuant to the Security Documents as security for the Obligations, but shall in all events exclude Excluded Property.

“Collateral Agent” shall have the meaning assigned to such term in the Preamble to this Agreement.

“Collateral Agreements” shall mean individually or collectively, as applicable, the U.S. Collateral Agreement and the Foreign Collateral Agreement.

“Commitment” shall mean, with respect to any Lender, the U.S. Term Loan Commitment, the Cayman Term Loan Commitment and the Revolving Credit Commitment. Unless the context shall otherwise require, the term “Commitments” shall include any Incremental Commitment, Specified Incremental Loan Commitment or Other Loan Commitment.

“Commitment Fee” shall mean, for any day, with respect to any Revolving Credit Lender, (a) 0.50% per annum times (b) the daily unused amount of the Revolving Credit Commitment of such Revolving Credit Lender during the preceding quarter (or other period commencing with the Third Restatement Date or ending with the Revolving Credit Maturity Date or the date on which the Revolving Credit Commitment of such Lender shall expire or be terminated).

“Communications” shall have the meaning assigned to such term in Section 9.01.

“Company Intellectual Property Rights” shall have the meaning assigned to such term in Section 3.07(b).

“Consenting Existing Lenders” shall have the meaning assigned to such term in the Recitals to this Agreement.

“Consenting Existing Revolving Lenders” shall have the meaning assigned to such term in Section 2.27.

“Consenting Existing Term Lenders” shall have the meaning assigned to such term in Section 2.27.

“Consolidated Current Assets” shall mean, at any time, the consolidated current assets (other than cash and Cash Equivalents, Taxes and deferred Taxes) of Holdings, the Borrowers and the Restricted Subsidiaries at such time.

“Consolidated Current Liabilities” shall mean, at any time, the consolidated current liabilities of Holdings, the Borrowers, and the Restricted Subsidiaries at such time, but excluding, without duplication (a) the current portion of any long-term Indebtedness, (b) outstanding Revolving Loans, (c) interest payable and (d) Taxes and deferred Taxes.

“Consolidated EBITDA” shall mean, for any period, an amount determined for Holdings, the Borrowers and the Restricted Subsidiaries on a consolidated basis equal to:

(i)                         Consolidated Net Income, plus, to the extent reducing (and not added back to) such Consolidated Net Income (other than in the case of clause (f) hereof), the sum, without duplication, of amounts (calculated on an after tax basis where appropriate) for (a) provision for taxes based on income or profit or capital, including state, local and franchise taxes (or the non-U.S. equivalent thereof) of Holdings, the Borrowers and the Restricted Subsidiaries for such period (including tax expenses of Foreign Subsidiaries and foreign withholding taxes paid or accrued for such period), (b) Consolidated Interest Expense for such period and, to the extent not reflected in such Consolidated Interest Expense, any losses on Hedging Obligations or other derivative instruments entered into for the purpose of hedging interest rate risk, (c) the total amount of depreciation and amortization expenses (including amortization of goodwill and other intangibles, and all expenditures in respect of licensed or purchased software or internally developed software and software enhancements that are, or are required to be reflected as, capitalized costs, but excluding amortization of prepaid cash expenses that were paid in a prior period) for such period, (d) [reserved], (e) any other non-cash charges, expenses or losses reducing Consolidated Net Income for such period (provided that if any such non-cash charges, expenses or losses represent an accrual or reserve for potential cash items in any future period, the cash payment in respect thereof in such future period shall be subtracted from Consolidated Net Income to such extent), (f) cash receipts (or any netting arrangements resulting in reduced cash expenditures) not representing Consolidated Net Income in any period to the extent non-cash gains relating to such income were deducted in the calculation of Consolidated Net Income pursuant to clause (ii) below for any previous period, (g) any non-cash impairment charge or asset write-off or write-down, including impairment charges or asset write-offs or write downs related to intangible assets, long-lived assets, investments in debt and equity securities or otherwise as a result of a change in law or regulation, (h) any net loss from discontinued operations (so long as such operations remain discontinued) and any net loss on disposal of discontinued operations and any expenses, charges, accruals or reserves related to the closure and/or consolidation of offices and facilities (including in connection with discontinued operations), (i) any losses attributable to the extinguishment of any (1) Indebtedness or (2) derivative instruments of Holdings, the Borrowers or any of the Restricted Subsidiaries, (j) any fees, expenses, costs or charges (including all transaction, restructuring and transition costs, fees and expenses (including diligence costs, cash severance costs, retention payments to employees, lease termination costs and reserves)) or any amortization thereof, related to the Transactions or any Subject Transaction or any Investment, acquisition, asset disposition, equity offer, recapitalization, reorganization or incurrence of Indebtedness permitted hereunder (in each case, including any such transaction undertaken but not completed) or any amendment or modification hereof or thereof, (k) accruals and reserves (other than fees, expenses, costs or charges relating to the Transactions) that are established within twelve months after the Third Restatement Date that are so required to be established in accordance with GAAP, (l) [reserved], (m) any extraordinary, non-recurring or unusual losses, expenses or charges (including costs, and payments, in connection with actual or prospective litigation, legal settlements, fines, judgments or orders), (n) minority interest expense consisting of income of a Subsidiary Guarantor attributable to minority equity interests of third parties or any non-wholly owned Subsidiary Guarantor deducted in such period in calculating Consolidated Net Income, net of any cash distributions made to such third parties in such period, (o) any costs or expenses incurred pursuant to any management equity plan, long term incentive plan or share or unit option plan or any other management or employee benefit plan or agreement or share or unit subscription or shareholder or similar agreement; provided that to the extent such costs or expenses are paid in cash, such costs or expenses shall have been funded with cash proceeds contributed to the capital of Holdings, the Borrowers or the Net Cash Proceeds of any issuance of Equity Interests (other than Disqualified Capital Stock) of the Borrowers (or Holdings), (p) the amount of “run rate” cost savings, operating expense reductions, restructuring charges and expenses and synergies related to any Subject Transactions, restructurings, cost savings initiatives and other initiatives after the Third Restatement Date and projected by the Borrowers in good faith to result from actions taken, committed to be taken or expected to be taken no later than 18 months after the end of such period (which “run rate” cost savings, operating expense reductions, restructuring charges and expenses and synergies shall be calculated on a pro forma basis as though such “run rate” cost savings, operating expense reductions, restructuring charges and expenses and synergies had been realized on the first day of the period for which Consolidated EBITDA is being determined), net of the amount of actual benefits realized during such period from such actions; provided that such “run rate” cost savings, operating expense reductions, restructuring charges and expenses and synergies are reasonably identifiable and factually supportable (in the good faith determination of the U.S. Borrower); provided, further, that the aggregate amount of add backs made pursuant to this clause (p) shall not exceed an amount equal to 25% of Consolidated EBITDA for the applicable Test Period (and such determination shall be made prior to the making of, and without giving effect to, any adjustments pursuant to this clause (p)), (q) any earn-out obligation and contingent consideration obligations (including adjustments thereof and purchase price adjustments) incurred in connection with any Investment made in compliance with Section 6.04 or any Investment consummated prior to the Third Restatement Date, which is paid or accrued during such period and (r) the amount of Consolidated EBITDA for a four fiscal quarter period reasonably expected by Holdings to be realized from any marine vessel owned by, or leased by, Holdings, the Borrowers and the Restricted Subsidiaries that has entered into service during such period within 12 months following the commencement of service, calculated on a Pro Forma Basis as though such Consolidated EBITDA had been realized on the first day of the applicable period and was realized during the entirety of such period (net of any actual Consolidated EBITDA generated as a result of such entry into service for the same period); provided, that (A) such amount is reasonably identifiable (in the good faith determination of Holdings) and (B) the such marine vessel shall have actually commenced entry into service; minus

(ii)                         the sum, without duplication, of the following amounts (calculated on an after tax basis where appropriate) (a) non-cash gains increasing Consolidated Net Income for such period, excluding any such items to the extent they represent (1) the reversal in such period of an accrual of, or reserve for, potential cash expenses in a prior period after the Third Restatement Date (which, for the avoidance of doubt, shall be deducted from Consolidated Net Income pursuant to clause (i)(e) above), and (2) the amortization of income and the accrual of revenue or income, in each case, to the extent cash is not received in the current period, (b) any net gain from discontinued operations or after-tax net gains from the disposal of discontinued operations to the extent increasing Consolidated Net Income, (c) any extraordinary, non-recurring or unusual gain to the extent increasing Consolidated Net Income and (d) any gains attributable to the extinguishment of any (1) Indebtedness or (2) derivative instruments of Holdings or any of the Restricted Subsidiaries.

In addition, to the extent not already included in the Consolidated Net Income of Holdings, the Borrowers and the Restricted Subsidiaries, notwithstanding anything to the contrary in the foregoing, Consolidated EBITDA shall include the amount of proceeds received (or reasonably expected to be received) from business interruption insurance and reimbursements of any expenses and charges that are covered by indemnification or other reimbursement provisions in connection with any Investment, any acquisition, any Asset Sale (or other disposition) or otherwise. Furthermore, Consolidated EBITDA shall be calculated without regard to (1) the cumulative effect of a change in accounting principles and changes as a result of the adoption or modification of accounting policies during such period, and (2) effects of adjustments pursuant to GAAP resulting from the application of purchase accounting in relation to the Acquisition or any Permitted Acquisition.

For purposes of determining compliance with the Leverage Covenant only, the Borrowers shall have the right to receive a Specified Equity Contribution after the Third Restatement Date and on or prior to the date 15 Business Days after the date on which financial statements are required to be delivered pursuant to Section 5.04(a) or (b), as applicable, for such fiscal quarter which contribution will be included, at the request of the Borrowers, in the calculation of Consolidated EBITDA solely for the purposes of determining compliance with the Leverage Covenant at the end of such fiscal quarter and applicable subsequent periods which include such fiscal quarter and not for any other purpose under this Agreement; provided that notwithstanding anything herein to the contrary, (a) a Specified Equity Contribution may be made and included in the calculation of Consolidated EBITDA no more than two times in any four-fiscal quarter period and no more than five times during the term of this Agreement, (b) the amount of any Specified Equity Contribution included in the calculation of Consolidated EBITDA shall be no greater than the amount required to cause the Borrowers to be in Pro Forma Compliance and (c) the proceeds of any Specified Equity Contribution (as they affect the amount of unrestricted cash and Cash Equivalents of the Borrowers and their Restricted Subsidiaries for purposes of “netting”) and any pay-down of the Loans made therefrom shall be disregarded for purposes of determining compliance with the Leverage Covenant, as of the end of such fiscal quarter.

The provisions of Section 1.04 shall apply to any calculation of Consolidated EBITDA.

“Consolidated Interest Expense” shall mean, for any period, total interest expense, whether paid or accrued (including that portion attributable to Capital Lease Obligations in accordance with GAAP) of Holdings, the Borrowers and their Restricted Subsidiaries on a consolidated basis for such period with respect to all outstanding Indebtedness of Holdings, the Borrowers and their Restricted Subsidiaries, including all amortization of debt issuance costs and original issue discount, non-cash interest payments, the interest component of any deferred payment obligations, imputed interest with respect to commissions, discounts and other fees and charges owed with respect to letters of credit and net costs under Hedging Agreements in respect of interest rates.

“Consolidated Net Income” shall mean, for any period, the aggregate net income of Holdings, the Borrowers and the Restricted Subsidiaries for such period, on a consolidated basis, determined in accordance with GAAP; provided that (a) the income of any person (other than a Restricted Subsidiary of Holdings) in which any other person (other than Holdings, the Borrowers or any of their Restricted Subsidiaries) has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to Holdings, the Borrowers or any of the Restricted Subsidiaries by such person during such period shall be excluded, (b) any gain (loss), together with any related provision for taxes on such gain (loss), realized in connection with any Asset Sale or other asset disposition or abandonment (other than in the ordinary course of business) and reserves relating thereto shall be excluded, (c) any net unrealized gain (loss) (after any offset) resulting in such period from obligations under any Hedging Agreement or other derivative instruments and the application of ASC 815, in each case, shall be excluded, (d) any net unrealized gain (loss) (after any offset) resulting in such period from currency translation gains or losses including those related to currency re-measurements of Indebtedness shall be excluded, (e) any gains (losses) resulting from the return of surplus assets of any Plan shall be excluded and (f) the effect of any non-cash gain (loss) in respect of post-retirement benefits as a result of the application of ASC 715 shall be excluded.

“Consolidated Total Assets” shall mean the consolidated total assets of Holdings, the Borrowers and the Restricted Subsidiaries as set forth on the consolidated balance sheet of Holdings as of the most recent period for which financial statements were required to have been delivered pursuant to Section 5.04(a) or (b); provided that prior to the initial delivery of such financial statements, this definition shall be based on the December 31, 2017 financial statements.

“Consolidated Working Capital” shall mean, at any date of determination, Consolidated Current Assets at such date minus Consolidated Current Liabilities at such date; provided that increases or decreases in Consolidated Working Capital shall be calculated without regard to any changes in Consolidated Current Assets or Consolidated Current Liabilities as a result of (a) any reclassification in accordance with GAAP of assets or liabilities, as applicable, between current and noncurrent or (b) the effects of purchase accounting.

“Control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a person, whether through the ownership of voting securities, by contract or otherwise, and the terms “Controlling” and “Controlled” shall have meanings correlative thereto.

“Contract Consideration” shall have the meaning assigned to such term in clause (b)(xx) of the definition of Excess Cash Flow.

“Convertible Notes” means debt securities, the terms of which provide for conversion into, or exchange for, Equity Interests of Holdings, cash in lieu thereof and/or a combination of Equity Interests of Holdings and cash in lieu thereof.

“Covered Entity” shall have the meaning assigned to such term in Section 9.25.

“Covered Party” shall have the meaning assigned to such term in Section 9.25.

“Credit Agreement Refinancing Indebtedness” shall mean (a) Permitted First Priority Refinancing Debt (b) Permitted Second Priority Refinancing Debt, (c) Permitted Unsecured Refinancing Debt or (d) Indebtedness or Other Revolving Credit Commitments incurred pursuant to a Refinancing Amendment, in each case, issued, incurred or otherwise obtained (including by means of the extension or renewal of existing Indebtedness) in exchange for, or to extend, renew, replace or refinance, in whole or part, existing Term Loans, outstanding Revolving Loans or Revolving Credit Commitments (in the case of Other Revolving Credit Commitments obtained pursuant to a Refinancing Amendment) hereunder (including any successive Credit Agreement Refinancing Indebtedness) (“Refinanced Debt”); provided that (i) such Credit Agreement Refinancing Indebtedness is in an aggregate principal amount not greater than the aggregate principal amount of the Refinanced Debt (and, in the case of Refinanced Debt consisting, in whole or in part, of unused Revolving Credit Commitments or Other Revolving Credit Commitments, the amount thereof) except by an amount equal to unpaid accrued interest and premium thereon plus other reasonable amounts paid, and fees, commissions and expenses reasonably incurred, in connection with such modification, refinancing, refunding, renewal or extension (including original issue discount, if any), (ii) such Credit Agreement Refinancing Indebtedness has a final maturity date equal to or later than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the remaining Weighted Average Life to Maturity of, the Refinanced Debt and (iii) any covenants, events of default and other provisions under any Credit Agreement Refinancing Indebtedness (other than voluntary prepayment or redemption provisions and pricing (including interest rate, fees, funding discounts and prepayment premiums)) shall be substantially identical to or (taken as a whole), no more favorable to the lenders or holders providing such Credit Agreement Refinancing Indebtedness (taken as a whole) than the terms applicable to the Refinanced Debt (as determined by the Board of Directors of the U.S. Borrower in good faith) (except for covenants and or other provisions applicable only to periods after the then Latest Maturity Date at the time of incurrence of such Indebtedness).

“Credit Event” shall have the meaning assigned to such term in Section 4.01.

“Credit Facilities” shall mean the Revolving Credit Facility and Term Loan Facility provided for by this Agreement.

“Credit Parties” shall mean the Borrowers and each Guarantor.

“CS Securities” shall mean Credit Suisse Securities (USA) LLC.

“Cumulative Retained ECF Amount” shall mean, at any date, an amount, not less than zero, determined on a cumulative basis equal to the amount of Excess Cash Flow for all full fiscal years (commencing with the fiscal year ending December 31, 2019) ended prior to such date for which the financial statements required by Section 5.04(a) have been delivered that was not (and, in the case of any period where the respective required date of prepayment has not yet occurred pursuant to Section 2.13(b), will not on such date of required prepayment be) required to be applied in accordance with Section 2.13(b) for such fiscal years.

“Declined Proceeds” shall have the meaning assigned to such term in Section 2.13(e).

“Debt Rating” shall mean, as of any date of determination, each of the corporate credit rating of the Borrower determined by S&P and the corporate family rating of the Borrower determined by Moody’s.

“Default” shall mean any event or condition which upon notice, lapse of time or both would constitute an Event of Default.

“Defaulting Lender” shall mean any Lender that has (a) failed to fund any portion of its Loans or participations in Letters of Credit within two Business Days of the date required to be funded by it hereunder unless such Lender notifies the Administrative Agent and the Borrowers in writing that such failure is the result of such Lender’s good faith determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, (b) notified the Borrowers, the Administrative Agent, the Issuing Bank or any Lender in writing that it does not intend to comply with any of its funding obligations under this Agreement or has made a public statement to the effect that it does not intend to comply with its funding obligations under this Agreement or under other agreements in which it commits to extend credit, (c) failed, within three Business Days after request by the Administrative Agent, to confirm that it will comply with the terms of this Agreement relating to its obligations to fund prospective Loans and participations in then outstanding Letters of Credit; provided that any Lender that delivers such confirmation shall cease to be deemed a Defaulting Lender unless such Lender would otherwise qualify as a Defaulting Lender under clauses (a), (b), (d) or (e) of this definition, (d) otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within three Business Days of the date when due, unless the subject of a good faith dispute, or (e) (i) become or is insolvent or has a parent company that has become or is insolvent, (ii) become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, custodian or similar entity appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment or has a parent company that has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, custodian or similar entity appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment or an action or proceeding described in paragraph (g) or (h) of Article VII or (iii) become the subject of a Bail-In Action.

“Default Right” shall have the meaning assigned to such term in Section 9.25.

“Designated Jurisdiction” shall mean a country or territory which is itself the target of comprehensive country-wide or territory-wide Sanctions (at the time of this Agreement, Crimea, Cuba, Iran, North Korea and Syria).

“Designated Non-Cash Consideration” shall mean the fair market value (as determined in good faith by the U.S. Borrower) of non-cash consideration received by any Borrower or one of their Restricted Subsidiaries in connection with an Asset Sale that is so designated as Designated Non-Cash Consideration pursuant to an officer’s certificate, setting forth the basis of such valuation, less the amount of cash or Cash Equivalents received in connection with a subsequent payment, redemption, retirement, sale or other disposition of such Designated Non-Cash Consideration. A particular item of Designated Non-Cash Consideration will no longer be considered to be outstanding when and to the extent it has been paid, redeemed or otherwise retired or sold or otherwise disposed of in compliance with Section 6.05.

“Discount Range” shall have the meaning assigned to such term in Section 2.12(e).

“Disqualified Capital Stock” shall mean any Equity Interest which, by its terms (or by the terms of any security or instrument into which it is convertible or for which it is exchangeable), or upon the happening of any event, (a) matures (excluding any maturity as the result of an optional redemption by the issuer thereof) or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, or requires the payment of any cash dividend or any other scheduled payment constituting a return of capital, in each case at any time on or prior to the date that is 91 days after the Latest Maturity Date (as of the time of issuance of such Disqualified Capital Stock), other than, in each case, after payment in full of the Obligations, or (b) is convertible into or exchangeable (unless at the sole option of the issuer thereof) for (i) Indebtedness or (ii) any Equity Interests referred to in clause (a) above, in each case at any time on or prior to the date that is 91 days after the Latest Maturity Date; provided, however, that any Equity Interests that would not constitute Disqualified Capital Stock but for provisions thereof giving holders thereof (or the holders of any security into or for which such Equity Interests is convertible, exchangeable or exercisable) the right to require the issuer thereof to redeem such Equity Interests upon the occurrence of a Change in Control or an Asset Sale occurring prior to the date that is 91 days after the Latest Maturity Date shall not constitute Disqualified Capital Stock so long as any rights of the holders thereof upon the occurrence of a Change in Control or Asset Sale shall be subject to the prior repayment in full of the Loans and all other Obligations then outstanding.

“Disqualified Institution” shall mean any competitors of the Borrowers and their respective Subsidiaries (which, for the avoidance of doubt, shall not include any bona fide debt investment fund) (i) listed on Schedule 1.01(a), (ii) identified by name in writing (on an updated Schedule 1.01(a) or similar list) to the Administrative Agent and the Lenders from time to time and (iii) any reasonably identifiable Affiliates of any person referred to in clauses (i) or (ii) above; provided that a “competitor” or an Affiliate of a competitor shall not include any bona fide debt fund or investment vehicle that is primarily engaged in, or that advises funds or other investment vehicles that are engaged in, making, purchasing, holding or otherwise investing in commercial loans, bonds or similar extensions of credit or securities in the ordinary course and with respect to which the Disqualified Institution does not, directly or indirectly, possess the power to direct or cause the direction of the investment policies of such entity; provided, further, that no Disqualified Institutions may become Lenders or otherwise participate in the Credit Facilities without consent of the Borrowers; provided, further, that any additional Disqualified Institutions identified from time to time shall not apply retroactively to disqualify any parties that have previously acquired an assignment or participation interest in the Credit Facilities; provided, further, that the Administrative Agent shall not be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce, compliance with the provisions hereof relating to Disqualified Institutions (other than the responsibility of the Administrative Agent to post the list of Disqualified Institutions with the Lenders pursuant to the terms of the Loan Documents).

“dollars” or “$” shall mean lawful money of the United States of America.

“Domestic Subsidiaries” shall mean all Subsidiaries incorporated or organized under the laws of the United States of America, any State thereof or the District of Columbia, other than (i) a Domestic Subsidiary of the Cayman Borrower, (ii) a Domestic Subsidiary of any other Foreign Subsidiary that is a CFC, (iii) any CFC Holdco or (iv) any Subsidiary the provision of a Guarantee by which could result in adverse tax consequence (as a result of the operation of Section 956 of the Code) to Holdings, the U.S. Borrower or their Subsidiaries.

“EEA Financial Institution” shall mean (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” shall mean any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” shall mean any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Eligible Assignee” shall mean any commercial bank, insurance company, investment or mutual fund or other entity (but not any natural person) that is an “accredited investor” (as defined in Regulation D under the Securities Act of 1933, as amended) that extends credit or invests in bank loans as one of its businesses; provided that, except to the extent expressly contemplated by Section 2.12(e), neither of the Borrowers nor any of their Affiliates shall be an Eligible Assignee; provided, further, that no Disqualified Institution shall be an Eligible Assignee. Notwithstanding the foregoing, each party hereto acknowledges and agrees that the Administrative Agent shall not have any responsibility or obligation to determine whether any Lender or potential Lender is a Disqualified Institution and the Administrative Agent shall have no liability with respect to any assignment made to a Disqualified Institution.

“Environmental Laws” shall mean all Federal, state, local and foreign laws (including common law), treaties, regulations, rules, ordinances, codes, decrees, judgments, directives, orders (including consent orders), and final and enforceable agreements with any Governmental Authority, in each case governing protection of the environment, natural resources, human health and safety (insofar as safety pertains to exposure to Hazardous Materials) or the presence, Release of, or exposure to, Hazardous Materials, or the use, treatment, storage, transport, recycling or disposal of, or the arrangement for such activities with respect to, Hazardous Materials.

“Environmental Liability” shall mean all liabilities, obligations, damages, losses, claims, actions, suits, judgments, orders, fines, penalties, fees, expenses and costs (including administrative oversight costs, natural resource damages and remediation costs), whether contingent or otherwise, arising out of or pertaining to (a) non-compliance with any Environmental Law, (b) the use, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the Release of any Hazardous Materials or (e) any contract or agreement pursuant to which liability is affirmatively assumed or imposed with respect to any of the foregoing.

“Equity Interests” shall mean shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity interests in any person, and any option, warrant or other right (other than Indebtedness that is convertible into, or exchangeable for, any such equity interests) entitling the holder thereof to purchase or otherwise acquire any such equity interest; provided that neither Permitted Convertible Notes nor Permitted Convertible Note Hedging Agreements shall constitute Equity Interests.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as the same may be amended from time to time.

“ERISA Affiliate” shall mean any trade or business (whether or not incorporated) that, together with the Borrowers, is treated as a single employer under Section 414(b) or (c) of the Code, or solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

“ERISA Event” shall mean (a) any “reportable event”, as defined in Section 4043 of ERISA or the regulations issued thereunder, with respect to a Plan (other than an event for which the 30-day notice period is waived), (b) any failure by any Plan to satisfy the minimum funding standard (within the meaning of Section 412 of the Code or Section 302 of ERISA) applicable to such Plan, in each case whether or not waived, (c) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA, of an application for a waiver of the minimum funding standard with respect to any Plan, (d) a determination that any Plan is, or is expected to be, in “at-risk” status (as determined in Section 303(i)(4) of ERISA or Section 430(i)(4) of the Code), (e) the incurrence by the Borrowers or any of their ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan by the PBGC or the withdrawal or partial withdrawal of the Borrowers or any of their ERISA Affiliates from any Plan or Multiemployer Plan, (f) the receipt by the Borrowers or any of their ERISA Affiliates from the PBGC or a plan administrator of any notice relating to the intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan, (g) the receipt by the Borrowers or any of their ERISA Affiliates of any notice, or the receipt by any Multiemployer Plan from the Borrowers or any of their ERISA Affiliates of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA or in endangered or critical status, within the meaning of Section 305 of ERISA, (h) the occurrence of a “prohibited transaction” with respect to which any Borrower or any of the Subsidiaries is a “disqualified person” (within the meaning of Section 4975 of the Code) or with respect to which any Borrower or any such Subsidiary could otherwise be liable or (i) any Foreign Benefit Event.

“EU Bail-In Legislation Schedule” shall mean the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Eurodollar”, when used in reference to any Loan or Borrowing, refers to a Loan, or the Loans comprising such Borrowing, bearing interest at a rate determined by reference to the Adjusted LIBO Rate.

“Event of Default” shall have the meaning assigned to such term in Article VII.

“Excess Cash Flow” shall mean, for any period, an amount equal to the excess, if any, of:

(a)                the sum, without duplication, of (i) Consolidated Net Income for such period, (ii) an amount equal to the sum of total depreciation expense, total amortization expense and other non-cash charges to the extent reducing Consolidated Net Income, (iii) decreases in Consolidated Working Capital for such period and (iv) an amount equal to the aggregate net non-cash loss on any asset sale by the Borrowers and the Restricted Subsidiaries during such period (other than sales in the ordinary course of business) to the extent deducted in arriving at Consolidated Net Income over

(b)               the sum, without duplication, of the following (but only to the extent not otherwise reducing Consolidated Net Income for such period) (i) an amount equal to the amount of all non-cash income, gains, and credits included in arriving at Consolidated Net Income, (ii) the aggregate amount of Capital Expenditures (without giving effect to any exclusions thereunder) of the Borrowers and the Restricted Subsidiaries and acquisitions of intellectual property in each case paid for in cash, except to the extent financed with the proceeds of long-term Indebtedness of Holdings or the Restricted Subsidiaries (other than revolving credit facilities), (iii) the aggregate amount of all scheduled principal payments of the Term Loans pursuant to Section 2.11 and prepayments of Term Loans made pursuant to Auctions under Section 2.12(e) (valued at the purchase price therefor), in each case made in cash during such period, except to the extent financed with the proceeds of Indebtedness of Holdings or the Restricted Subsidiaries (other than revolving credit facilities), (iv) the aggregate amount of all principal payments of Indebtedness of Holdings or the Restricted Subsidiaries (other than Loans, but including the principal component of payments in respect of Capital Lease Obligations) made during such period, except to the extent financed with the proceeds of Indebtedness of Holdings or the Restricted Subsidiaries (other than revolving credit facilities) or to the extent such payments are not permitted under this Agreement, (v) increases in Consolidated Working Capital for such period, (vi) all amounts paid in cash by the Borrowers and the Restricted Subsidiaries during such period in connection with all Permitted Acquisitions and all Investments pursuant to Section 6.04 (g), (k), (w), (x), (y) or (z) (except to the extent invested into a Restricted Subsidiary), to the extent not financed with the proceeds of long-term Indebtedness of Holdings or the Restricted Subsidiaries (other than revolving credit facilities), (vii) cash payments under earnout and contingent obligations incurred in connection with Permitted Acquisitions and other acquisitions, to the extent not financed with the proceeds of Indebtedness of Holdings or the Restricted Subsidiaries (other than revolving credit facilities), (viii) costs, fees and expenses (including premium, make-whole and penalty payments) incurred in connection with the issuance, amendment or prepayment of any Indebtedness, whether or not consummated (including any refinancing, except to the extent such costs, fees and expenses are financed with the proceeds of Indebtedness of Holdings or the Restricted Subsidiaries) (other than revolving credit facilities), (ix) the net decrease during such fiscal year (if any) in deferred tax accounts of the Borrowers and their Restricted Subsidiaries, (x) costs, fees and expenses incurred in connection with the issuance of Equity Interests (including all classes of stock, options to purchase stock and stock appreciation rights to management of a Loan Party), Investments, asset sales or divestitures, in each case as permitted hereunder and whether or not consummated, (xi) any Restricted Payments made to Holdings to the extent permitted under Section 6.06(a)(ii), (vi), (vii), (xii) or (xv) any payment by Holdings, the Borrowers and the

Restricted Subsidiaries to other Affiliates (whether directly or through Holdings) to the extent permitted under Section 6.07, (xiii) cash taxes paid during such period that did not reduce Consolidated Net Income for such period and the amount of the excess of any cash payments (or tax reserves set aside or payable) in respect of taxes by Holdings, the Borrowers and the Restricted Subsidiaries over the tax expense already deducted from Consolidated Net Income, (xiv) to the extent paid during such period, Transaction Costs, (xv) all payments made in cash in respect of covenants not to compete, consulting agreements and other affiliated contracts in connection with an acquisition, (xvi) payments by Holdings, the Borrowers and the Restricted Subsidiaries during such period in respect of long-term liabilities (including cash pension payments and other cash payments in respect of retirement plans) (in each case, to the extent required to be made) of Holdings, the Borrowers and the Restricted Subsidiaries other than Indebtedness, (xvii) cash payments made during such fiscal year in respect of employee retention payments in connection with a Subject Transaction, (xviii) cash payments made during such period in respect of non-cash charges that increased Excess Cash Flow in any prior fiscal year, (xix) the income of any Restricted Subsidiary (foreign or domestic) of any Borrower to the extent that the payment of such income to the Loan Parties, whether by dividends or similar distributions, intercompany loan repayments or otherwise (1) is not at the time of calculation permitted by operation of any Requirements of Law applicable to that Restricted Subsidiary or (2) would at the time of calculation result in adverse tax consequences; provided, however, that to the extent such prohibition in clause (xix)(1) or adverse tax consequence in clause (xix)(2) does not exist at the time of any future calculation, any amounts deducted from Excess Cash Flow pursuant to clause (xix)(1) or (xix)(2), as applicable, which have not already been added to Excess Cash Flow pursuant to this proviso, shall be added to Excess Cash Flow at the time of such future calculation and (xx) without duplication of amounts deducted from Excess Cash Flow in prior periods, the aggregate consideration required to be paid in cash by the Borrowers or their Restricted Subsidiaries pursuant to binding contracts (the “Contract Consideration”) entered into prior to or during such period relating to Investments (including Permitted Acquisitions), Capital Expenditures, construction and/or acquisitions of any marine vessel or acquisitions of Intellectual Property to be consummated or made during the 365 days following such period to the extent intended to be financed with internally generated cash flow of Borrowers and their Restricted Subsidiaries; provided that to the extent the aggregate amount of cash actually utilized to finance such Permitted Acquisitions, Capital Expenditures, construction and/or acquisitions of marine vessels or acquisitions of Intellectual Property during such 365 days is less than the Contract Consideration, the amount of such shortfall shall be added to the calculation of Excess Cash Flow for the next Excess Cash Flow Period.

“Exchange Act” shall mean the Securities Exchange Act of 1934.

“Excluded Hedging Obligation” means, with respect to any Guarantor, any Secured Hedging Obligation if, and to the extent that, all or a portion of the guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Secured Hedging Obligation (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the guarantee of such Guarantor or the grant of such security interest becomes effective with respect to such Secured Hedging Obligation. If a Secured Hedging Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Secured Hedging Obligation that is attributable to swaps for which such guarantee or security interest is or becomes illegal.

“Excluded Information” means information (including material nonpublic information) regarding the Loans of the applicable Class or the Loan Parties hereunder that is not known to a Lender participating in an Auction or in an assignment to the Borrowers, that may be material to a decision by such Lender to participate in such Auction or such assignment to the Borrowers.

“Excluded Property” shall mean (a) any owned real property having a value less than $1,000,000 and all leased real property irrespective of value (it being agreed that no Loan Party shall be required to deliver landlord lien waivers, estoppels or collateral access letters); (b) in the case of the U.S. Obligations only, voting Equity Interests of any Foreign Subsidiary owned directly by Holdings, the U.S. Borrower or any U.S. Subsidiary Guarantor in excess of 65% of the outstanding voting Equity Interests of such Foreign Subsidiary; (c) interests in partnerships, joint ventures and non-wholly owned Subsidiaries which cannot be pledged without the consent of one or more third parties (which consent has not been obtained); (d) any property subject to a capital lease, purchase money security interest or, in the case of after-acquired property, pre-existing secured Indebtedness to the extent the granting of a security interest in such assets would violate the terms of the agreement with respect thereto; (e) any lease, license or other agreement or purchase money or similar arrangement to the extent that a grant of a security interest therein would violate or invalidate such lease, license or agreement or purchase money or similar arrangement or create a right of termination in favor of any other party thereto (other than the Borrowers or a Guarantor) after giving effect to the applicable anti-assignment provisions of the UCC, other than proceeds and receivables thereof, the assignment of which is expressly deemed effective under the UCC notwithstanding such prohibition; (f) pledges and security interests prohibited by applicable law, rule or regulation or agreements with any Governmental Authority or which would require governmental (including regulatory) consent, approval, license or authorization to provide such security interest unless such consent, approval, license or authorization has been received; (g) any “intent-to-use” application for registration of a trademark filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, prior to the filing of a “Statement of Use” pursuant to Section 1(d), or an “Amendment to Allege Use” pursuant to Section 1(c), of the Lanham Act, to the extent that, and during the period, if any, in which, the grant of a security interest therein would impair the validity or enforceability of any registration that issues from such intent-to-use application under applicable federal Laws, (h) assets subject to certificates of title or ownership (other than property covered by, or subject to the Lien of, a Mortgage on a Mortgaged Vessel); (i) Excluded Vessel Assets and (j) those assets as to which the Administrative Agent and the Borrowers reasonably agree that the costs of obtaining such a security interest or perfection thereof are excessive in relation to the benefit to the Lenders of the security to be afforded thereby. Notwithstanding anything to the contrary, “Excluded Property” shall not include any proceeds, substitutions or replacements of any “Excluded Property” referred to in clauses (a) through (i) (unless such Proceeds, substitutions or replacements would constitute “Excluded Property” referred to in any of clauses (a) through (j)).

“Excluded Subsidiary” shall mean any Subsidiary of any Borrower that is: (a) listed on Schedule 1.01(b) as of the Third Restatement Date; (b) a joint venture or a Subsidiary that is not otherwise a wholly owned Restricted Subsidiary (other than with respect to directors’ qualifying or nominee shares); (c) an Immaterial Subsidiary; (d) an Unrestricted Subsidiary; (e) not-for-profit Subsidiary; (f) prohibited by applicable Requirement of Law or contractual obligation (including any contractual obligation governing Indebtedness) from guaranteeing or granting Liens to secure any of the Obligations or with respect to which any consent, approval, license or authorization from any Governmental Authority would be required for the provision of any such guarantee (but in the case of such guarantee being prohibited due to a contractual obligation, such contractual obligation shall have been in place at the Third Restatement Date or at the time such Subsidiary became a Restricted Subsidiary) and is not created in contemplation of or in connection with such person becoming a Restricted Subsidiary; provided that each such Restricted Subsidiary shall cease to be an Excluded Subsidiary solely pursuant to this clause (f) if such consent, approval, license or authorization has been obtained; provided, further, that the Borrowers will use commercially reasonable efforts to overcome or eliminate any such restrictions in this clause (f), including (x) using any reasonably available “whitewash” procedures or similar procedures that would be required and/or (y) demonstrating that corporate benefits will be derived from the transaction; (g) any Subsidiary with respect to which providing a guaranty would result in material adverse tax consequences to Holdings, the Borrowers and their Subsidiaries (taken as a whole) as reasonably determined by Holdings (in consultation with the Administrative Agent); (h) a Subsidiary with respect to which the Borrowers and the Administrative Agent (in consultation with the Required Lenders) reasonably agree that the costs or other consequences (including adverse tax consequences) of providing a guaranty of the Obligations are excessive in relation to the benefits to the Lenders or (i) an Excluded Vessel Subsidiary.

“Excluded Taxes” shall mean any of the following Taxes imposed on or with respect to the Administrative Agent, any Lender, the Issuing Bank, or any other recipient or required to be withheld or deducted from a payment to such Administrative Agent, Lender, or other recipient (collectively, “Recipient”), (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by a Borrower under Section 2.21(a)) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.20, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 2.20(f) and (d) any U.S. federal withholding Taxes imposed under FATCA.

“Excluded Vessel Assets” shall mean any property or assets of an Excluded Vessel Subsidiary and the Equity Interests issued by such Excluded Vessel Subsidiary.

“Excluded Vessel Subsidiary” shall mean (a) each entity listed on Schedule 1.01(c), (b) any other entity or special purpose vehicle established for the purpose of (i) acquiring, constructing, improving, owning, operating, replacing or repairing marine vessels and (ii) entering into and negotiating all agreements and other arrangements in connection with Vessel Financings and (c) any other entity or special purpose vehicle established for the purpose of owning an entity or special purpose vehicle described in clause (b).

“Existing Lenders” shall have the meaning assigned to such term in the Recitals to this Agreement.

“Existing Term Loans” shall have the meaning assigned to such term in the Recitals to this Agreement.

“Failed Auction” shall have the meaning assigned to such term in Section 2.12(e).

“Fair Market Value” shall mean for any determination of Fair Market Value of any marine vessel, the fair market value set forth for such marine vessel in the most recent appraisal delivered or required to be delivered pursuant to Section 5.06(d).

“FATCA” shall mean Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b) of the Code.

“Federal Funds Effective Rate” shall mean, for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for the day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it; provided that, with respect to Revolving Loans only, such rate shall not be less than 0.00%.

“Fees” shall mean the Commitment Fees, the L/C Participation Fees and the Issuing Bank Fees.

“Fee Letter” shall mean the Agent Fee Letter dated March 14, 2018, among the U.S. Borrower, Credit Suisse AG, Cayman Islands Branch and CS Securities.

“Financial Officer” of any person shall mean the chief financial officer, principal accounting officer, treasurer, or controller of such person (or any person having the same functional responsibility as any of the foregoing).

“First Amended and Restated Credit Agreement” shall have the meaning assigned to such term in the Recitals to this Agreement.

“First Amendment Effective Date” shall have the meaning assigned to such term in the First Amendment, which date shall be August 7, 2020.

“First Amendment” means that certain First Amendment to Third Amended and Restated Credit Agreement, dated as of the First Amendment Effective Date, by and among the Borrowers, Holdings, the Lenders party thereto and the Administrative Agent.

“First Amendment Reaffirmation Agreement” shall mean the Confirmation and Reaffirmation Agreement dated as of the First Amendment Effective Date among the Loan Parties party thereto and the Collateral Agent.

“First Lien Net Leverage Ratio” shall mean, on any date of determination, with respect to Holdings, the Borrowers and their respective Restricted Subsidiaries on a consolidated basis, the ratio of (a) Total Debt of Holdings, the Borrowers and their respective Restricted Subsidiaries secured by a Lien on any asset or property of any Credit Party that is not subordinated to the Liens securing the Obligations on such date less up to $50,000,000 of the unrestricted cash and Cash Equivalents of Holdings, the Borrowers and their respective Restricted Subsidiaries as of such date to (b) Consolidated EBITDA of Holdings, the Borrowers and their respective Restricted Subsidiaries for the Test Period most recently ended.

“Fixed Amounts” shall have the meaning assigned to such term Section 1.04(k).

“First Restatement Date” shall mean July 8, 2015.

“Foreign Benefit Event” shall mean, with respect to any Foreign Pension Plan, (a) the existence of unfunded liabilities in excess of the amount permitted under any applicable law, or in excess of the amount that would be permitted absent a waiver from a Governmental Authority, (b) the failure to make the required contributions or payments, under any applicable law, on or before the due date or, if later, the expiration of any grace periods, for such contributions or payments, (c) the receipt of a notice by a Governmental Authority relating to the intention to terminate any such Foreign Pension Plan or to appoint a trustee or similar official to administer any such Foreign Pension Plan, or alleging the insolvency of any such Foreign Pension Plan, (d) the incurrence of any liability in excess of $1,000,000 by the Borrowers or any Subsidiary under applicable law on account of the complete or partial termination of such Foreign Pension Plan or the complete or partial withdrawal of any participating employer therein, or (e) the occurrence of any transaction that is prohibited under any applicable law and that would reasonably be expected to result in the incurrence of any liability by the Borrowers or any of their Subsidiaries, or the imposition on the Borrowers or any of their Subsidiaries of any fine, excise Tax or penalty resulting from any noncompliance with any applicable law, in each case in excess of $1,000,000.

“Foreign Collateral Agreement” shall mean the U.S. Collateral Agreement (Foreign Obligations) dated as of May 8, 2015 among LEX Explorer LLC, the Cayman Borrower, certain Subsidiaries of the Cayman Borrower from time to time party thereto and the Collateral Agent.

“Foreign Lender” shall mean any Lender that is organized under the laws of a jurisdiction other than that in which the Borrowers are located. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

“Foreign Loan Obligations” shall have the meaning assigned to such term in the definition of “Foreign Obligations”.

“Foreign Obligations” shall mean (a) the obligation of the Cayman Borrower to pay (i) the principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Cayman Term Loans or any Incremental Term Loans or Other Loans made to the Cayman Borrower (the “Foreign Loan Obligations”), when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and (ii) all other monetary obligations in respect of Foreign Loan Obligations of the Cayman Borrower to any of the Secured Parties under this Agreement and each of the other Loan Documents, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), solely as they relate to the Foreign Loan Obligations, (b) the due and punctual payment and performance of all the obligations in respect of Foreign Loan Obligations of each Cayman Subsidiary Guarantor under or pursuant to this Agreement and each of the other Loan Documents solely as they relate to the Foreign Loan Obligations and (c) the due and punctual payment and performance of all Secured Hedging Obligations and Secured Cash Management Obligations of the Cayman Borrower or any Cayman Subsidiary Guarantor; provided that the term “Foreign Obligations” shall specifically exclude Excluded Hedging Obligations. For the avoidance of doubt, the Foreign Obligations shall not include any U.S. Obligations.

“Foreign Pension Plan” shall mean any benefit plan that under applicable law (other than the laws of the United States of America) is required to be funded through a trust or other funding vehicle other than a trust or funding vehicle maintained exclusively by a Governmental Authority.

“Foreign Security Documents” shall mean the Guarantee Agreement, the Foreign Collateral Agreement and the Mortgages and account control agreements with respect to the Cayman Borrower and the Cayman Subsidiary Guarantors and each of the security agreements, mortgages, deeds of trust and other instruments and documents with respect to the Cayman Borrower and the Cayman Subsidiary Guarantors granting any Lien executed and delivered pursuant thereto or pursuant to Sections 5.12 or 5.17.

“Foreign Subsidiary” shall mean any Subsidiary that is not a Domestic Subsidiary.

“GAAP” shall mean United States generally accepted accounting principles applied on a consistent basis.

“Government” shall mean the United States government or any department or agency thereof.

“Governmental Authority” shall mean any Federal, state, local or foreign court or governmental agency, authority, instrumentality or regulatory body.

“Granting Lender” shall have the meaning assigned to such term in Section 9.04(i).

“Guarantee” of or by any person shall mean any obligation, contingent or otherwise, of such person guaranteeing or having the economic effect of guaranteeing any Indebtedness of any other person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such person, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Indebtedness, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness of the payment of such Indebtedness or (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness; provided, however, that the term “Guarantee” shall not include endorsements for collection or deposit in the ordinary course of business or customary and reasonable indemnity obligations in effect on the Third Restatement Date or entered into in connection with an acquisition.

“Guarantee Agreement” shall mean the Guarantee Agreement dated as of May 8, 2015 among the Loan Parties party thereto and the Collateral Agent.

“Guarantors” shall mean Holdings and the Subsidiary Guarantors.

“Hazardous Materials” shall mean (a) any petroleum products or byproducts and all other hydrocarbons, coal ash, radon gas, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, chlorofluorocarbons and similar regulated ozone-depleting substances, and (b) any chemical, material, substance or waste that is prohibited, limited or regulated by any Environmental Law.

“Hedge Bank” shall mean any person that is party to a Hedging Agreement that is a Lender or an Agent or an Affiliate of a Lender or an Agent, in its capacity as a party to such Hedging Agreement.

“Hedging Agreement” shall mean any interest rate protection agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

“Holdings” shall have the meaning assigned to such term in the Recitals hereof.

“Immaterial Subsidiary” shall mean, on any date of determination, any Subsidiary with (i) total assets equal to or less than 2.5% of total assets of the Borrowers and their Restricted Subsidiaries on a consolidated basis and (ii) gross revenues equal to or less than 2.5% of total consolidated gross revenues of the Borrowers and their Restricted Subsidiaries, in each case as determined in accordance with GAAP, and with respect to revenue, for the immediately preceding four fiscal quarter period for which financial statements have been delivered pursuant to Section 5.04; provided, that at no time shall all Immaterial Subsidiaries so designated by the Borrowers have (i) total assets equal to or greater than 5.0% of total assets of the Borrowers and their Restricted Subsidiaries on a consolidated basis and (ii) gross revenues equal to or greater than 5.0% of total consolidated gross revenues of the Borrowers and their Restricted Subsidiaries, in each case as determined in accordance with GAAP, and with respect to revenue, for the immediately preceding four fiscal quarter period for which financial statements have been delivered pursuant to Section 5.04.

“Incremental Assumption Agreement” shall mean an Incremental Assumption Agreement among, and in form and substance reasonably satisfactory to, the Borrowers, the Administrative Agent and one or more Incremental Revolving Credit Lenders or Incremental Term Lenders, as the case may be.

“Incremental Commitment” shall mean, with respect to any Lender, such Lender’s Incremental Revolving Credit Commitment and Incremental Term Loan Commitment.

“Incremental Equivalent Debt” shall have the meaning set forth in Section 6.01(x).

“Incremental Lenders” shall mean the Incremental Revolving Credit Lenders and the Incremental Term Lenders.

“Incremental Loan Amount” shall have the meaning assigned to such term in Section 2.24(a).

“Incremental Loans” shall mean the Incremental Revolving Loans and the Incremental Term Loans.

“Incremental Revolving Credit Commitment” shall mean the commitment of any Lender, established pursuant to Section 2.24, to make Incremental Revolving Loans to the Borrowers.

“Incremental Revolving Credit Exposure” shall mean, with respect to any Lender at any time, the aggregate principal amount at such time of all outstanding Incremental Revolving Loans of such Lender.

“Incremental Revolving Credit Lender” shall mean a Lender with an Incremental Revolving Credit Commitment.

“Incremental Revolving Credit Maturity Date” shall have the meaning assigned to such term in Section 2.24(b).

“Incremental Revolving Loans” shall mean any revolving loans made to one or both of the Borrowers by one or more Lenders pursuant to an Incremental Revolving Credit Commitment.

“Incremental Borrowing” shall mean a Borrowing comprised of Incremental Term Loans or Incremental Revolving Loans.

“Incremental Term Lender” shall mean a Lender with an Incremental Term Loan Commitment or an outstanding Incremental Term Loan.

“Incremental Term Loan Commitment” shall mean the commitment of any Lender, established pursuant to Section 2.24, to make Incremental Term Loans to the Borrowers.

“Incremental Term Loan Maturity Date” shall mean the final maturity date of any Incremental Term Loan, as set forth in the applicable Incremental Assumption Agreement.

“Incremental Term Loan Repayment Dates” shall mean the dates scheduled for the repayment of principal of any Incremental Term Loan, as set forth in the applicable Incremental Assumption Agreement.

“Incremental Term Loans” shall mean Term Loans made by one or more Lenders to the Borrowers pursuant to Section 2.01(b). Incremental Term Loans may be made in the form of additional Term Loans or, to the extent permitted by Section 2.24 and provided for in the relevant Incremental Assumption Agreement, Specified Incremental Loans.

“Indebtedness” of any person shall mean, without duplication, (a) all obligations of such person for borrowed money, (b) all obligations of such person evidenced by bonds, debentures, notes or similar instruments representing extensions of credit, (c) all obligations of such person under conditional sale or other title retention agreements relating to property or assets purchased by such person (excluding trade accounts payable incurred in the ordinary course of business), (d) all obligations of such person issued or assumed as the deferred purchase price of property or services (excluding (i) trade accounts payable, deferred compensation to employees and directors or former employees or directors, and accrued obligations incurred in the ordinary course of business and (ii) earnouts, escrows, holdbacks and similar deferred payment obligations), (e) all Indebtedness of others secured by any Lien on property owned or acquired by such person, whether or not the obligations secured thereby have been assumed, but limited to the lower of (i) the fair market value of such property and (ii) the amount of the Indebtedness so secured, (f) all Guarantees by such person of Indebtedness of others, (g) all Capital Lease Obligations and Synthetic Lease Obligations of such person, (h) all obligations of such person as an account party in respect of letters of credit, (i) all obligations of such person in respect of bankers’ acceptances and (j) all obligations of such person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Disqualified Capital Stock of such person or any other person. The Indebtedness of any person shall include the Indebtedness of any partnership in which such person is a general partner to the extent such person is liable therefor as a result of such person’s ownership interest in or other relationship with such entity, except (other than in the case of general partner liability) to the extent that terms of such Indebtedness expressly provide that such person is not liable therefor.

“Indemnified Taxes” shall mean (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes.

“Indemnitee” shall have the meaning assigned to such term in Section 9.05(b).

“Information” shall have the meaning assigned to such term in Section 9.15.

“Initial Merger” shall have the meaning assigned to such term in the Recitals to this Agreement.

“Initial Revolving Credit Commitment” shall mean, with respect to each Revolving Lender, the commitment of such Revolving Lender to make Revolving Loans hereunder as set forth on Schedule 2.01(a)(iii), or in the Assignment and Acceptance pursuant to which such Lender assumed its Revolving Credit Commitment, as applicable, as the same may be (a) reduced from time to time pursuant to Section 2.09, and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04.

“Initial U.S. Term Loans” shall mean the Initial U.S. Term Loans made by the Lenders to the U.S. Borrower on the Third Restatement Date, pursuant to Section 2.01(a)(i).

“Initial U.S. Term Loan Commitment” shall mean the U.S. Term Loan Commitments in an aggregate principal amount of $160,000,000 given effect on the Third Restatement Date. The amount of each Lender’s Initial U.S. Term Loan Commitment, if any, is set forth on Schedule 2.01(a)(i) or in the applicable Assignment Agreement, subject to any adjustment or reduction pursuant to the terms and conditions hereof.

“Intellectual Property Rights” shall have the meaning assigned to such term in Section 3.07(b).

“Interest Payment Date” shall mean (a) with respect to any ABR Loan, the last Business Day of each March, June, September and December, beginning with the last Business Day of June 2018, and (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months’ duration, each day that would have been an Interest Payment Date had successive Interest Periods of three months’ duration been applicable to such Borrowing.

“Interest Period” shall mean, with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day (or, if there is no numerically corresponding day, on the last day) in the calendar month that is one, two, three or six months (or, if agreed to by all of the applicable Lenders, 12 months) thereafter, as the Borrowers may elect; provided, however, that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (b) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period and (c) no Interest Period for any Loan shall extend beyond the maturity date of such Loan. Interest shall accrue from and including the first day of an Interest Period to but excluding the last day of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

“Investment” shall have the meaning assigned to such term in Section 6.04.

“Investors” shall mean those stockholders, option holders and warrant holders who own, directly or indirectly, Equity Interests of the U.S. Borrower.

“IRS” shall mean the United States Internal Revenue Service.

“Issuing Bank” shall mean, as the context may require, (a) Credit Suisse AG, Cayman Islands Branch, in its capacity as the issuer of Letters of Credit hereunder, and (b) any other Lender that may become an Issuing Bank pursuant to Section 2.22(i) or 2.22(k), with respect to Letters of Credit issued by such Lender. The Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates or branches of the Issuing Bank, in which case the term “Issuing Bank” shall include any such Affiliate or branch with respect to Letters of Credit issued by such Affiliate or branch.

“Issuing Bank Fees” shall have the meaning assigned to such term in Section 2.05(c).

“Judgment Currency” shall have the meaning assigned to such term in Section 9.18.

“Junior Debt” shall mean (i) any Material Indebtedness secured by Liens on the Collateral that are junior to the Liens securing the Obligations and (ii) any Indebtedness of the Credit Parties that is contractually subordinated in right of payment to the Obligations pursuant to a written agreement.

“L/C Commitment” shall mean the commitment of the Issuing Bank to issue Letters of Credit pursuant to Section 2.22.

“L/C Disbursement” shall mean a payment or disbursement made by the Issuing Bank pursuant to a Letter of Credit.

“L/C Exposure” shall mean at any time the sum of (a) the aggregate undrawn stated amount of all outstanding Letters of Credit at such time and (b) the aggregate principal amount of all L/C Disbursements in respect of Letters of Credit that have not yet been reimbursed at such time. The L/C Exposure of any Revolving Credit Lender at any time shall equal its Pro Rata Percentage of the aggregate L/C Exposure at such time; provided that if at any time more than one Class of Revolving Credit Commitments are outstanding, the L/C Exposure of any Revolving Credit Lender at any time shall equal its Pro Rata Percentage of the aggregate L/C Exposure at such time allocated to the applicable Class of Revolving Credit Commitments.

“L/C Participation Fee” shall have the meaning assigned to such term in Section 2.05(c).

“Latest Maturity Date” shall mean, at any date of determination, the latest maturity or expiration date applicable to any Loan or Commitment at such time.

“Laws” shall mean, collectively, all applicable international, foreign, federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority.

“LCT Election” shall have the meaning assigned to such term in Section 1.04(j).

“LCT Test Date” shall have the meaning assigned to such term in Section 1.04(j).

“Lead Arrangers” shall mean CS Securities, JPMorgan Chase Bank, N.A. and Citibank, N.A., each in its capacity as joint lead arranger and joint bookrunner for the Term Loan Facility and Revolving Credit Facility.

“Lenders” shall mean (a) the persons listed on Schedule 2.01 (other than, in each case, any such person that has ceased to be a party hereto pursuant to an Assignment and Acceptance), (b) any person that has become a party hereto pursuant to an Assignment and Acceptance in accordance with Section 2.21(a) or Section 9.04(b) and (c) unless the context shall otherwise require, any person that becomes an Additional Lender in accordance with Section 2.23 or an Incremental Lender in accordance with Section 2.24. For purposes of Section 2.14, Section 2.15, Section 2.21, Article III through Article VI and Article IX of this Agreement, unless the context otherwise requires, “Lenders” shall include any “Issuing Bank.”

“Letter of Credit” shall mean any standby letter of credit and any commercial letter of credit issued pursuant to Section 2.22.

“Leverage Covenant” shall mean the financial covenant set forth in Section 6.10(a).

“LEX Bluewater II” means LEX Bluewater II Ltd., an exempted company with limited liability incorporated and existing under the laws of the Cayman Islands.

“LEX Endurance” means LEX Endurance Ltd., an exempted company with limited liability incorporated and existing under the laws of the Cayman Islands.

“LIBO Rate” shall mean, with respect to any Eurodollar Borrowing for any Interest Period, the rate per annum equal to (i) the ICE Benchmark Administration LIBO Rate or the successor thereto if the ICE Benchmark Administration is no longer making a LIBO Rate available, as published by Reuters (or such other commercially available source providing quotations of ICE LIBOR as may be designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two (2) London Banking Days prior to the commencement of such Interest Period, for deposits in dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period or (ii) if such rate is not available at such time for any reason, then the “LIBO Rate” for such Interest Period shall be a comparable successor rate that is, at such time, broadly accepted by the syndicated loan market for loans denominated in US dollars in lieu of the “LIBO Rate” or, if no such broadly accepted comparable successor rate exists at such time, a successor index rate as the Administrative Agent may determine with the consent of the U.S. Borrower and the Required Lenders; provided that the consent of any Required Lender shall be deemed to be given if such Required Lender fails to object to a request by the Administrative Agent for such consent within five (5) Business Days after such request.

“LLC Sub” shall have the meaning assigned to such term in the Recitals to this Agreement.

“Lien” shall mean, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, claim, charge, collateral assignment, hypothecation, security interest or encumbrance of any kind or any arrangement to provide priority or preference, including any easement, right-of way or other encumbrance on title to real property, in each of the foregoing cases whether voluntary or imposed by law and (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset.

“Limited Condition Acquisition” shall mean any Permitted Acquisition or permitted Investment in any assets, business or person, in each case, the consummation of which is not conditioned on the availability of, or on obtaining, third party financing.

“Limited Condition Transactions” shall mean (a) any Limited Condition Acquisition and (b) any redemption, repurchase, defeasance, satisfaction and discharge or repayment of Indebtedness requiring irrevocable notice in advance of such redemption, repurchase, defeasance, satisfaction and discharge or repayment.

“Limited Condition Transaction Agreement” shall mean, with respect to any Limited Condition Transaction, the definitive acquisition documentation in respect thereof.

“Liquidity Amount” shall mean, at any time, (i) unrestricted cash on hand and unrestricted Cash Equivalents of the Borrowers and the Subsidiary Guarantors at such time that are free of all Liens (other than restrictions related to the Liens securing the Obligations) and (ii) undrawn Revolving Credit Commitments at such time.

“Liquidity Covenant” shall mean the financial covenant set forth in Section 6.10(b).

“Loan Documents” shall mean this Agreement, the First Amendment, the Letters of Credit, the Security Documents, any Incremental Assumption Agreement, any Refinancing Amendment, the Reaffirmation Agreement, the First Amendment Reaffirmation Agreement, each Loan Modification Agreement and the promissory notes, if any, executed and delivered pursuant to Section 2.04(e).

“Loan Modification Agreement” shall mean a Loan Modification Agreement in form and substance reasonably satisfactory to the Administrative Agent, Holdings, the other Loan Parties and one or more Accepting Lenders.

“Loan Modification Offer” shall have the meaning assigned to such term in Section 2.25(a).

“Loan Parties” or “Loan Party” shall mean Holdings, the Borrowers and the Subsidiary Guarantors.

“Loans” shall mean the Revolving Loans and the Term Loans. Unless the context shall otherwise require, the term “Loans” shall include any Incremental Term Loans, Incremental Revolving Loans or Other Loans.

“Main Street Loan” means Indebtedness in the form of a Main Street Expanded Loan Facility loan or other loan facility pursuant to the Main Street Lending Program under section 4027 of the Coronavirus Aid, Relief, and Economic Security Act (the “Cares Act”).

“Margin Stock” shall have the meaning assigned to such term in Regulation U.

“Material Adverse Effect” shall mean (a) a materially adverse effect on the business results of operations or financial condition of Holdings, the Borrowers and the Restricted Subsidiaries, taken as a whole, (b) a material impairment of the ability of the Loan Parties (taken as a whole) to perform their payment obligations under any Loan Document or (c) a material impairment of the rights and remedies available to the Lenders or the Collateral Agent under any Loan Document in accordance with the terms hereof; provided that until the end of and with respect to the Waiver Period, any impacts resulting from the COVID-19 pandemic on the business, assets, financial condition or results of operation of Holdings, the Borrowers or any of their respective Restricted Subsidiaries, taken as a whole, will be disregarded for purposes of determining whether a Material Adverse Effect has occurred.

“Material Indebtedness” shall mean Indebtedness (other than the Loans and Letters of Credit), or obligations in respect of one or more Hedging Agreements, of any one or more of Holdings, the Borrowers and the Restricted Subsidiaries in an aggregate principal amount exceeding $20,000,000. For purposes of determining Material Indebtedness, the “principal amount” of the obligations of Holdings, the Borrowers or any Restricted Subsidiary in respect of any Hedging Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that Holdings, the Borrowers or such Restricted Subsidiary would be required to pay if such Hedging Agreement were terminated at such time.

“Maturity Date” shall mean (a) (i) with respect to the USD Term Loans, March 27, 2025, and (ii) with respect to the Cayman Term Loans, March 27, 2025, or (b) with respect to any Term Lender that has extended the maturity date of its Loan pursuant to Section 2.25, the extended maturity date set forth in the Permitted Amendment.

“Material Subsidiary” shall mean any Restricted Subsidiary of Holdings that is not an Immaterial Subsidiary.

“Maximum Rate” shall have the meaning assigned to such term in Section 9.09.

“Merger” shall have the meaning assigned to such term in the Recitals to this Agreement.

“Merger Sub” shall have the meaning assigned to such term in the Recitals to this Agreement.

“Moody’s” shall mean Moody’s Investors Service, Inc., or any successor thereto.

“Mortgaged Vessel Owning Subsidiary” shall mean at any time any Restricted Subsidiary of the Borrowers that own a marine vessel that is or is required to become a Mortgaged Vessel under the terms of this Agreement and the Security Documents. As of the First Amendment Effective Date, the Mortgaged Vessel Owning Subsidiaries and the Mortgaged Vessels owned by each are as follows:

Mortgaged Vessel Owning Subsidiary	Jurisdiction of Organization	Mortgaged Vessel	Vessel Flag
SPEX Sea Bird Ltd.	Nevada	National Geographic Sea Bird	USA
Metrohotel Cia. Ltd.	Ecuador	National Geographic Endeavour II	Ecuador
Marventura De Turismo Cia. Ltd.	Ecuador	National Geographic Islander	Ecuador
LEX Explorer LLC	Nevada	National Geographic Explorer	Bahamas
Fillmore Pearl Cayman (II), Ltd.	Cayman Islands	National Geographic Orion	Bahamas
LEX Quest LLC	Nevada	National Geographic Quest	USA
SPEX Sea Lion, Ltd.	Nevada	National Geographic Sea Lion	USA
LEX Venture LLC	Nevada	National Geographic Venture	USA

“Mortgaged Vessels” shall mean at any time, but subject to the provisions of Section 5.12 hereof, the marine vessels of the Borrowers and the Guarantors that are subject to a Lien under the Security Documents. The Mortgaged Vessels shall consist of the following marine vessels (as defined in the respective Mortgage) as of the First Amendment Effective Date:

Vessel Name	Flag
National Geographic Sea Bird	USA
National Geographic Sea Lion	USA
National Geographic Endeavour II	Ecuador
National Geographic Islander	Ecuador
National Geographic Explorer	Bahamas
National Geographic Orion	Bahamas
National Geographic Quest	USA
National Geographic Venture	USA

“Mortgages” shall mean (a) the mortgages, charges, deeds of trust, assignments of leases and rents, modifications and other security documents delivered pursuant to Section 5.12(a) and (b) the mortgages and other security documents granting a Lien on any Mortgaged Vessel to secure the Obligations, in the case of each of clauses (a) and (b), each in form and substance reasonably satisfactory to the Collateral Agent.

“Multiemployer Plan” shall mean a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

“Net Cash Proceeds” shall mean (a) with respect to any Asset Sale or any Recovery Event, the cash proceeds (including cash proceeds subsequently received (as and when received) in respect of noncash consideration initially received), net of (i) customary selling expenses (including reasonable broker’s fees or commissions, investment banking fees, legal fees, transfer and similar Taxes and the Borrowers’ good faith estimate of Taxes paid or payable in connection with such sale or, in the case of any Foreign Subsidiary, repatriation to the applicable Borrower), (ii) amounts provided in good faith as a reserve against (x) any liabilities under any indemnification obligations or purchase price adjustment associated with such Asset Sale or Recovery Event or (y) any other liabilities retained by any Borrower or any of their Restricted Subsidiaries associated with the properties sold (provided that, to the extent and at the time any such amounts are released from such reserve, such amounts shall constitute Net Cash Proceeds), (iii) the Borrowers’ good faith estimate of payments required to be made with respect to unassumed liabilities relating to the properties sold and (iv) the principal amount, premium or penalty, if any, interest and other amounts on any Indebtedness or other contractual obligations which are secured by the assets sold in such Asset Sale or Recovery Event and which is required to be repaid with such proceeds (other than any such Indebtedness or other contractual obligation assumed by the purchaser of such asset); and (b) with respect to any issuance or incurrence of Indebtedness, the cash proceeds thereof, net of all Taxes and fees, commissions, costs and other customary expenses incurred in connection therewith.

“Obligations” shall mean individually or collectively, as applicable, the Foreign Obligations and the U.S. Obligations.

“OFAC” shall mean the Office of Foreign Assets Control of the United States Department of the Treasury.

“OID” shall have the meaning assigned to such term in Section 2.23(a).

“Original Closing Date” shall mean May 8, 2015.

“Original Credit Agreement” shall have the meaning assigned to such term in the Recitals.

“Other Applicable Indebtedness” shall have the meaning assigned to such term in Section 2.13(a).

“Other Connection Taxes” shall mean, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

“Other Loan Commitments” shall mean the Other Revolving Credit Commitments and the Other Term Loan Commitments.

“Other Loans” shall mean the Other Revolving Loans and the Other Term Loans.

“Other Revolving Credit Commitments” shall mean one or more Classes of revolving credit commitments hereunder that result from a Refinancing Amendment.

“Other Revolving Loans” shall mean the Revolving Loans made pursuant to any Other Revolving Credit Commitment.

“Other Term Loan Commitments” shall mean one or more Classes of term loan commitments hereunder that result from a Refinancing Amendment.

“Other Term Loans” shall mean one or more Classes of Term Loans that result from a Refinancing Amendment.

“Other Taxes” shall mean any and all present or future stamp, court, documentary, intangible, recording, filing or similar Taxes arising from any payment made under any Loan Document or from the execution, delivery, performance, registration or enforcement of, from the receipt of perfection of a security interest under, or otherwise with respect to, any Loan Document, except, with respect to the Administrative Agent, any Lender or Issuing Bank, any such Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.21(a)) as a result of a present or future connection between such person and the jurisdiction imposing such Tax.

“Participant Register” shall have the meaning assigned to such term in Section 9.04(f).

“PBGC” shall mean the Pension Benefit Guaranty Corporation referred to and defined in ERISA.

“Permitted Acquisition” shall have the meaning assigned to such term in Section 6.04(i).

“Permitted Amendments” shall mean any or all of the following: (a) the extension of the final maturity date and/or scheduled amortization of the applicable Loans and/or Commitments of the Accepting Lenders, (b) changes in the Applicable Rate and/or Fees or, if any, other fees payable with respect to the applicable Loans and/or Commitments of the Accepting Lenders, (c) the inclusion of additional fees to be payable to the Accepting Lenders, (d) such amendments to this Agreement and the other Loan Documents as shall be appropriate, in the reasonable judgment of the Administrative Agent, to treat the modified Loans and Commitments of the Accepting Lenders as a new Class of Loans and Commitments for all purposes under this Agreement and the other Loan Documents and (e) other terms that are, taken as a whole, not less favorable to the Lenders of any Affected Class (as determined by the U.S. Borrower in good faith after consultation with the Administrative Agent).

“Permitted Asset Sale” shall mean (i) the sale, transfer or other disposition of inventory, damaged, obsolete or worn out assets, equipment no longer used or useful in the business of the Borrowers or any of the Restricted Subsidiaries, scrap, Cash Equivalents and other assets, in each case sold, transferred or otherwise disposed of in the ordinary course of business, (ii) leases, subleases, licenses and sublicenses of property, (iii) the sale, transfer or other disposition of Intellectual Property Rights assigned, licensed or sublicensed (or otherwise transferred, granted or disposed of) in the ordinary course of business (including allowing any Intellectual Property Rights to lapse or go abandoned in the ordinary course of business), (iv) dispositions between or among Excluded Subsidiaries, (v) the sale or discount without recourse of accounts receivable in connection with the compromise thereof or the assignment of past due accounts receivable for collection, (vi) the sale, transfer or other disposition of the assets on Schedule 6.05, (vii) the sale, transfer or other disposition of property that is exchanged for credit against the purchase price of similar replacement property or if an amount equal to the net proceeds of such disposition is promptly applied to the purchase price of such replacement property, (viii) any sale, transfer or other disposition or series of related sales, transfers or other dispositions having a value not in excess of $1,000,000, (ix) dispositions of cash and Cash Equivalents, (x) transfers of property subject to Recovery Events; (xi) dispositions of Investments in joint ventures or any Subsidiary that is not wholly owned to the extent required by, or made pursuant to, customary buy/sell arrangements between, the joint venture or similar parties set forth in joint venture arrangements and/or similar binding arrangements, (xii) any surrender or waiver of contractual rights or the settlement, release, recovery on or surrender of contractual rights or other claims of any kind, (xiii) the sale, transfer or other disposition of the Equity Interests of an Unrestricted Subsidiary and (xiv) dispositions permitted by Sections 6.02 (and of the Liens thereunder), 6.03, 6.04 and 6.06.

“Permitted Convertible Note Hedging Agreement” means (a) an agreement pursuant to which Holdings or any of its Restricted Subsidiaries acquires a call option or a capped call option requiring the counterparty thereto to deliver to Holdings or such Restricted Subsidiary Equity Interests of Holdings, the cash value of such Equity Interests or cash representing the termination value of such option or a combination thereof from time to time upon settlement, exercise or early termination of such option and (b) an agreement pursuant to which, among other things, Holdings issues to the counterparty thereto warrants to acquire Equity Interests of Holdings, cash in lieu of delivering such Equity Interests or cash representing the termination value of such option, or a combination thereof upon settlement, exercise or early termination thereof, in each case, under clauses (a) and (b), entered into by Holdings or any of its Restricted Subsidiaries in connection with any issuance of Permitted Convertible Notes (including, without limitation, in connection with the exercise of any over-allotment or initial purchaser’s or underwriter’s option).

“Permitted Convertible Notes” means unsecured Convertible Notes issued after the Third Restatement Date and at any time prior to the last day of the Waiver Period, in one or more transactions, with an aggregate principal amount of up to $125,000,000.

“Permitted First Priority Refinancing Debt” shall mean any secured Indebtedness incurred by the Borrowers (which may be guaranteed by any Loan Party) in the form of one or more series of senior secured loans; provided that (a) such Indebtedness constitutes Credit Agreement Refinancing Indebtedness in respect of Term Loans (including portions of Classes of Term Loans or Other Term Loans) or outstanding Revolving Loans or Revolving Credit Commitments, (b) such Indebtedness is secured by all or a portion of the Collateral on a pari passu basis with the Obligations and is not secured by any property or assets other than the Collateral, (c) such Indebtedness does not mature or have scheduled amortization or scheduled payments of principal or have mandatory redemption features (other than customary asset sale events, insurance and condemnation proceeds events, change of control offers or events of default) that could result in redemptions of such loans prior to the maturity date of such Refinanced Debt, (d) the security agreements relating to such Indebtedness are substantially the same as the Security Documents or are not materially more favorable (taken as a whole) to the holders of such loans than the analogous Security Documents, (e) such Indebtedness is not Guaranteed by any person that is not a Loan Party and (f) on the date of incurrence of such Refinancing Debt, the holders of such Indebtedness (or their representative) and the Administrative Agent shall enter into a customary subordination and/or intercreditor agreement, the material terms of which shall be reasonably acceptable to the Administrative Agent and the Borrowers.

“Permitted Junior Debt Conditions” shall mean that such applicable debt (i) is not scheduled to mature prior to the date that is 91 days after the Latest Maturity Date, (ii) does not mature or have scheduled amortization payments of principal or payments of principal and is not subject to mandatory redemption, repurchase, prepayment or sinking fund obligation (except customary asset sale or change of control provisions that provide for the prior repayment in full of the Loans and all other Obligations), in each case prior to the Latest Maturity Date at the time such Indebtedness is incurred, (iii) is not at any time guaranteed by any Restricted Subsidiaries other than Restricted Subsidiaries that are Guarantors and the terms of such guarantee shall be no more favorable to the secured parties in respect of such Indebtedness than the terms of the Guarantee, (iv) has no financial maintenance covenants, other than in the case of any Indebtedness secured by a Lien on the Collateral that is junior to the Liens securing the Obligations (in which event the financial maintenance covenants in the documentation governing such Indebtedness shall not be more restrictive than those set forth in this Agreement), (v) does not contain any provisions that cross-default to any Default or Event of Default hereunder, and (vi) has covenants, default and remedy provisions and other terms and conditions (other than interest, fees, premiums and funding discounts) that in the good faith determination of the Board of Directors of the U.S. Borrower are substantially identical to, or less favorable to the investors providing such debt than, those set forth in this Agreement.

“Permitted Liens” shall have the meaning assigned to such term in Section 6.02.

“Permitted Refinancing Indebtedness” shall have the meaning assigned to such term in Section 6.01(s).

“Permitted Second Priority Refinancing Debt” shall mean secured Indebtedness incurred by any Borrower in the form of one or more series of second lien (or other junior lien) secured notes or second lien (or other junior lien) secured loans; provided that (i) such Indebtedness is secured by all or a portion of the Collateral on a second priority (or other junior priority) basis to the Liens securing the Obligations and under security documents substantially similar to the Security Documents and the obligations in respect of any Permitted First Priority Refinancing Debt and is not secured by any property or assets of Holdings, the Borrowers or any Restricted Subsidiary other than the Collateral, (ii) such Indebtedness constitutes Credit Agreement Refinancing Indebtedness (provided that such Indebtedness may be secured by a Lien on the Collateral that is junior to the Liens securing the Obligations and the obligations in respect of any Permitted First Priority Refinancing Debt, notwithstanding any provision to the contrary contained in the definition of “Credit Agreement Refinancing Indebtedness”), (iii) such Indebtedness meets the Permitted Junior Debt Conditions and (iv) the holders of such Indebtedness (or their representative) and the Administrative Agent shall enter into a customary subordination and/or intercreditor agreement, the material terms of which shall be reasonably acceptable to the Administrative Agent and the Borrowers.

“Permitted Unsecured Refinancing Debt” shall mean unsecured Indebtedness incurred by any Borrower in the form of one or more series of senior unsecured notes or loans; provided that such Indebtedness (i) constitutes Credit Agreement Refinancing Indebtedness and (ii) meets the Permitted Junior Debt Conditions.

“person” shall mean any natural person, corporation, business trust, joint venture, association, company, limited liability company, partnership, Governmental Authority or other entity.

“Plan” shall mean any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Borrowers or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.

“Platform” shall have the meaning assigned to such term in Section 9.01.

“Pledged Collateral” shall mean any promissory notes, stock certificates or other certificated securities now or hereafter included in the Collateral, including all certificates, instruments or other documents representing or evidencing any such Collateral.

“Prime Rate” shall mean the rate of interest per annum determined from time to time by the Lender acting as Administrative Agent as its prime rate in effect at its principal office in New York City and notified to the Borrowers. The prime rate is a rate set by the Administrative Agent based upon various factors, including the Administrative Agent’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such rate.

“Process Agent” shall have the meaning assigned to such term in Section 9.14(d).

“Pro Forma Basis” shall mean on a basis in accordance with Section 1.04.

“Pro Forma Calculation Date” shall have the meaning assigned to such term in Section 1.04(c).

“Pro Forma Compliance” shall mean, at any date of determination, that the Borrowers are in compliance with the Leverage Covenant as of the most recently completed Test Period on a Pro Forma Basis.

“Pro Forma Effect” shall mean with respect to any Subject Transaction, Permitted Acquisition, Limited Condition Transaction, or other event, as applicable, giving effect to such Subject Transaction, Permitted Acquisition, Limited Condition Transaction, or other event on a Pro Forma Basis.

“Pro Forma Financial Statements” shall have the meaning assigned to such term in Section 3.05(b).

“Pro Rata Percentage” of any Revolving Credit Lender at any time shall mean the percentage of the Total Revolving Credit Commitment represented by such Lender’s Revolving Credit Commitment. In the event the Revolving Credit Commitments shall have expired or been terminated, the Pro Rata Percentages shall be determined on the basis of the Revolving Credit Commitments most recently in effect, giving effect to any subsequent assignments.

“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

“Public Lender” shall have the meaning assigned to such term in Section 9.01.

“Purchasing Party” shall have the meaning assigned to such term in Section 2.12(e).

“QFC” shall have the meaning assigned to such term in Section 9.25.

“QFC Credit Support” shall have the meaning assigned to such term in Section 9.25.

“Qualified Capital Stock” of any person shall mean any Equity Interest of such person that is not Disqualified Capital Stock.

“Qualifying Bids” shall have the meaning assigned to such term in Section 2.12(e).

“Reaffirmation Agreement” shall mean the Confirmation and Reaffirmation Agreement dated as of the Third Restatement Date among the Loan Parties party thereto and the Collateral Agent.

“Recipient” shall have the meaning assigned to such term in the definition of “Excluded Taxes”.

“Recovery Event” shall mean any settlement of or payment in respect of any property or casualty insurance claim or any condemnation, eminent domain or similar proceeding relating to any asset of Holdings, the Borrowers or any Restricted Subsidiary; and for purposes of Section 2.13(a) only, any settlement of or payment in respect of any property or casualty insurance claim or any condemnation, eminent domain or similar proceeding required to be made to comply with the order of any Governmental Authority or applicable Laws.

“Refinanced Debt” shall have the meaning assigned to such term in the definition of “Credit Agreement Refinancing Indebtedness”.

“Refinanced Indebtedness” shall have the meaning assigned to such term in Section 6.01(s).

“Refinancing Amendment” shall mean an amendment to this Agreement in form and substance reasonably satisfactory to the Administrative Agent and the Borrowers executed by each of (a) the Borrowers, (b) Holdings, (c) the Administrative Agent and (d) each Additional Lender that agrees to provide any portion of the Credit Agreement Refinancing Indebtedness being incurred pursuant thereto, in accordance with Section 2.23.

“Register” shall have the meaning assigned to such term in Section 9.04(d).

“Registered Equivalent Notes” shall mean, with respect to any notes originally issued in an offering pursuant to Rule 144A under the Securities Act or other private placement transactions under the Securities Act, substantially identical notes (having the same guarantees) issued in a dollar-for-dollar or euro-for-euro exchange, as applicable, therefor pursuant to an exchange offer registered with the Securities and Exchange Commission.

“Regulation T” shall mean Regulation T of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

“Regulation U” shall mean Regulation U of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

“Regulation X” shall mean Regulation X of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

“Regulatory Approvals” shall have the meaning assigned to such term in Section 3.09(b).

“Rejection Notice” has the meaning assigned to such term in Section 2.13(e).

“Related Fund” shall mean, with respect to any Lender that is a fund or commingled investment vehicle that invests in bank loans, any other fund that invests in bank loans and is managed or advised by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

“Related Indemnified Person” of an indemnified person shall mean (a) any controlling person or controlled affiliate of such indemnified person, (b) the respective directors, officers, or employees of such indemnified person or any of its controlling persons or controlled affiliates and (c) the respective agents of such indemnified person or any of its controlling persons or controlled affiliates, in the case of this clause (c), acting at the instructions of such indemnified person, controlling person or such controlled affiliate; provided that each reference to a controlled affiliate or controlling person in this sentence pertains to a controlled affiliate or controlling person involved in the negotiation or syndication of this Agreement and the Loans.

“Related Parties” shall mean, with respect to any specified person, such person’s Affiliates and the respective directors, trustees, officers, employees, agents and advisors of such person and such person’s Affiliates.

“Release” shall mean any release, spill, emission, leaking, dumping, injection, pouring, deposit, disposal, discharge, dispersal, leaching or migration into or through the environment or within any building, structure or facility.

“Repayment Date” shall have the meaning assigned to such term in Section 2.11(a).

“Reply Amount” shall have the meaning assigned to such term in Section 2.12(e).

“Reply Discount” shall have the meaning assigned to such term in Section 2.12(e).

“Repricing Transaction” shall mean any prepayment, repayment, repricing or amendment of the Term Loan Facility (i) if the primary purpose of such prepayment or repayment (as reasonably determined by the U.S. Borrower in good faith) is to prepay or repay the Term Loan Facility with the proceeds of, or convert the Term Loan Facility into, any new or replacement tranche of term loans bearing interest at an “effective” interest rate less than the “effective” interest rate applicable to the Term Loan Facility (as such comparative rates are reasonably determined by the Administrative Agent, in consultation with the Borrowers), (ii) that reduces the “effective” interest rate applicable to the Term Loan Facility in each case, taking into account interest rate floors and with OID and upfront fees (which shall be deemed to constitute like amounts of OID) being equated to interest margins in a manner consistent with generally accepted financial practice based on an assumed four-year average life (e.g., 25 basis points of interest rate margin equals 100 basis points in upfront fees or OID) and (iii) which reduces the all-in yield applicable to the Term Loan Facility; provided that a Repricing Transaction does not include any prepayment or repricing of the Term Loan Facility in connection with a Change in Control or Transformative Acquisition.

“Required Lenders” shall mean, at any time, Lenders having Loans, L/C Exposure and unused Commitments representing more than 50% of the sum of all Loans outstanding, L/C Exposure and unused Commitments at such time; provided that the Loans, L/C Exposure and unused Commitments of any Defaulting Lender shall be disregarded in the determination of the Required Lenders at any time.

“Requirements of Law” shall mean, collectively, any and all applicable requirements of any Governmental Authority including any and all laws, judgments, orders, executive orders, decrees, ordinances, rules, regulations, statutes or case law.

“Resolution Authority” shall mean an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“Responsible Officer” of any person shall mean any executive officer or Financial Officer of such person and any other officer or similar official thereof responsible for the administration of the obligations of such person in respect of this Agreement.

“Restricted Amount” shall have the meaning assigned to such term in Section 2.13.

“Restricted Indebtedness” shall mean Indebtedness of Holdings, the Borrowers or any Restricted Subsidiary, the payment, prepayment, repurchase or defeasance of which is restricted under Section 6.09(b).

“Restricted Payment” shall mean any dividend or other distribution (whether in cash, securities or other property (other than Qualified Capital Stock)) with respect to any Equity Interests in Holdings, the Borrowers or any Restricted Subsidiary, or any payment (whether in cash, securities or other property (other than Qualified Capital Stock)), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancelation or termination of any Equity Interests in Holdings, in the Borrowers or any Restricted Subsidiary or any option, warrant or other right to acquire any such Equity Interests in Holdings, the Borrowers or any Restricted Subsidiary.

“Restricted Subsidiary” shall mean any Subsidiary other than an Unrestricted Subsidiary.

“Return Bid” shall have the meaning assigned to such term in Section 2.12(e).

“Return Bid Due Date” shall have the meaning assigned to such term in Section 2.12(e).

“Revolving Credit Borrowing” shall mean a Borrowing comprised of Revolving Loans.

“Revolving Credit Commitments” shall include the Initial Revolving Credit Commitment, Incremental Revolving Credit Commitments and Other Revolving Credit Commitments.

“Revolving Credit Exposure” shall mean, with respect to any Lender at any time, the aggregate principal amount at such time of all outstanding Revolving Loans of such Lender, plus the aggregate amount at such time of such Lender’s L/C Exposure with respect to Letters of Credit issued under the Revolving Credit Commitments.

“Revolving Credit Facility” shall mean the revolving loan facilities provided for by this Agreement.

“Revolving Credit Lender” shall mean a Lender with a Revolving Credit Commitment or an outstanding Revolving Loan, including Incremental Revolving Credit Lenders.

“Revolving Credit Maturity Date” shall mean (a) March 27, 2023 or (b) with respect to any Revolving Credit Lender that has extended its Revolving Credit Commitment pursuant to Section 2.25, the extended maturity date set forth in the Permitted Amendment pursuant to which such maturity date was extended.

“Revolving Loans” shall mean the revolving loans made by the Lenders to the U.S. Borrower pursuant to Section 2.01(a), Section 2.01(c) and Section 2.24. Unless the context shall otherwise require, the term “Revolving Loans” shall include any Incremental Revolving Loans or other Loans in the form of revolving loans.

“Sanctioned Person” shall mean any of the following: (i) an entity or individual named on the Specially Designated Nationals and Blocked Persons List and the Foreign Sanctions Evaders List maintained by OFAC and any similar list maintained by the Department of State; (ii) an entity that is 50-percent or more owned, directly or indirectly, by an entity or individual, or two or more entities or individuals, described in (i) above; (iii) an entity or individual named on the Consolidated List of Financial Sanctions Targets issued by Her Majesty’s Treasury or on the consolidated list of persons, groups and entities subject to EU financial sanctions currently available at http://eeas.europa.eu/cfsp/sanctions/consol-list_en.htm; (iv) an entity or individual that is owned or controlled by an entity or individual described in (iii) above; or (v) (A) the government of a Designated Jurisdiction, or (B) an entity domiciled or resident in a Designated Jurisdiction.

“Sanctions” shall mean any economic sanctions laws or regulations administered or enforced by the United States Government (including, without limitation, OFAC), the United Nations Security Council, the European Union, the United Kingdom (including Her Majesty’s Treasury (“HMT”)) or other relevant similar sanctions authority.

“S&P” shall mean Standard & Poor’s, a Division of The McGraw-Hill Companies, Inc.

“Second Amendment Date” shall mean June 1, 2017.

“Second Restatement Date” shall mean March 7, 2016.

“Secured Cash Management Obligations” shall mean all Cash Management Obligations of a Borrower or any other Loan Parties or their respective subsidiaries that are (a) owed to a Cash Management Bank, (b) owed on the Third Restatement Date to a person that is a Cash Management Bank as of the Third Restatement Date or (c) owed to a person that is a Cash Management Bank at the time such obligations are incurred.

“Secured Hedging Obligations” shall mean all obligations under each Hedging Agreement that (a) is in effect on the Third Restatement Date between a Borrower or any other Loan Party or their respective subsidiaries and a Hedge Bank or (b) is entered into after the Third Restatement Date between a Borrower or any other Loan Party or their respective subsidiaries and any Hedge Bank at the time such Hedging Agreement is entered into, for which a Borrower or such Loan Party or their respective subsidiaries agrees to provide security, in each case that has been designated to the Agent in writing by the U.S. Borrower as being a Secured Hedging Obligation for the purposes of the Loan Documents, it being understood that each counterparty thereto shall be deemed (A) to appoint the Agent as its agent under the applicable Loan Documents and (B) to agree to be bound by the provisions of Article VIII and Section 9.05 as if it were a Lender.

“Secured Parties” shall mean, collectively, the Agents, the Lenders, the Issuing Bank, the Hedge Banks, the Cash Management Banks, each co-agent or sub-agent appointed by the Agents from time to time pursuant to Article VIII, and the other persons the Obligations owing to which are or are purported to be secured by the Collateral under the terms of the Security Documents.

“Secured Net Leverage Ratio” shall mean, on any date of determination, with respect to Holdings, the Borrowers and their respective Restricted Subsidiaries on a consolidated basis, the ratio of (a) Total Debt of Holdings, the Borrowers and their respective Restricted Subsidiaries secured by a Lien on any asset or property of the Borrowers or any other Credit Party on such date less up to $50,000,000 of the unrestricted cash and Cash Equivalents of Holdings, the Borrowers and their respective Restricted Subsidiaries as of such date to (b) Consolidated EBITDA of Holdings, the Borrowers and their respective Restricted Subsidiaries for the Test Period most recently ended.

“Security Documents” shall mean, individually or collectively, as applicable, the Foreign Security Documents and the U.S. Security Documents.

“Seller Cash Consideration” shall have the meaning assigned to such term in the Recitals to this Agreement.

“Solvent” shall mean (a) the sum of the present debt and liabilities (including subordinated and contingent liabilities) of Holdings and its Subsidiaries, on a consolidated basis, does not exceed the fair value of the present assets of Holdings and its Subsidiaries, on a consolidated basis; (b) the present fair saleable value of the assets of Holdings and its Subsidiaries, on a consolidated basis, is greater than the total amount that will be required to pay the debt and liabilities (including subordinated and contingent liabilities) of Holdings and its Subsidiaries as they become absolute and matured; (c) the capital of Holdings and its Subsidiaries, on a consolidated basis, is not unreasonably small in relation to their business (taken as a whole) as contemplated on the Third Restatement Date and as proposed to be conducted following the Third Restatement Date; and (d) Holdings and its Subsidiaries, on a consolidated basis, have not incurred and do not intend to incur, or believe that they will incur, debts or other liabilities including current obligations, beyond their ability to pay such debts or other liabilities as they become due (whether at maturity or otherwise). For purposes of this definition, the amount of any contingent liability shall be the amount that, in light of all of the facts and circumstances existing as of the Third Restatement Date, represents the amount that would reasonably be expected to become an actual and matured liability.

“SPC” shall have the meaning assigned to such term in Section 9.04(i).

“Specified Equity Contribution” shall mean any contribution to the common equity of Holdings and/or any other purchase or investment in an Equity Interest of Holdings (other than Disqualified Capital Stock) the proceeds of which are contributed to the Borrowers as common equity.

“Specified Equity Cure Period” shall mean the period from the date of receipt by the Borrowers of the proceeds of a Specified Equity Contribution on behalf of a fiscal quarter ending either September 30, 2021 or December 31, 2021 through the end of the next fiscal quarter that the Borrowers are in compliance with the Leverage Covenant.

“Specified Incremental Loan Commitments” shall have the meaning assigned to such term in Section 2.24(a).

“Specified Incremental Loans” shall have the meaning assigned to such term in Section 2.24(a).

“Specified Refinancing Revolving Lender” shall have the meaning assigned to such term in the Recitals to this Agreement.

“Specified Refinancing Term Lender” shall have the meaning assigned to such term in the Recitals to this Agreement.

“Statutory Reserves” shall mean a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board and any other banking authority, domestic or foreign, to which the Administrative Agent or any Lender (including any branch, Affiliate, or other fronting office making or holding a Loan) is subject for Eurocurrency Liabilities (as defined in Regulation D of the Board). Eurodollar Loans shall be deemed to constitute Eurocurrency Liabilities (as defined in Regulation D of the Board) and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D. Statutory Reserves shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

“Subject Transaction” shall mean any future acquisition (including the acquisition of any marine vessel), investment, disposition, issuance, incurrence or repayment of Indebtedness (including Vessel Financings), offering, issuance or disposition of Equity Interest, recapitalization, merger, consolidation, disposed or discontinued operation, multi-year strategic initiative or any other action specified in the Cost Savings Certificate made by any Borrower or any of their Restricted Subsidiaries, including through mergers or consolidations, or any person or any of its Restricted Subsidiaries acquired by any Borrower or any of their Restricted Subsidiaries, and including any related financing transactions and including increases in ownership of Restricted Subsidiaries. “Subject Transaction” does not include any of the Transactions.

“subsidiary” shall mean, with respect to any person (herein referred to as the “parent”), any corporation, partnership, limited liability company, association or other business entity of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or more than 50% of the general partnership interests are, at the time any determination is being made, owned, Controlled or held.

“Subsidiary” shall mean any subsidiary of Holdings or the Borrowers, as applicable.

“Subsidiary Guarantor” shall mean, individually or collectively, as applicable, the U.S. Subsidiary Guarantors and the Cayman Subsidiary Guarantors.

“Supported QFC” shall have the meaning assigned to such term in Section 9.25.

“Syndication Agents” shall mean CS Securities, JPMorgan Chase Bank, N.A. and Citibank, N.A., each in its capacity as syndication agent for the Credit Facilities.

“Synthetic Lease” shall mean, as to any person, any lease (including leases that may be terminated by the lessee at any time) of any property (whether real, personal or mixed) (a) that is accounted for as an operating lease of such person under GAAP and (b) in respect of which the lessee retains or obtains ownership of the property so leased for U.S. federal income Tax purposes, other than any such lease under which such person is the lessor.

“Synthetic Lease Obligations” shall mean, as to any person, an amount equal to the capitalized amount of the remaining lease payments under any Synthetic Lease that would appear on a balance sheet of such person in accordance with GAAP if such obligations were accounted for as Capital Lease Obligations.

“Taxes” shall mean any and all present or future taxes, levies, imposts, duties, deductions, charges, withholdings (including backup withholdings), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Term Borrowing” shall mean a Borrowing comprised of Term Loans.

“Term Lender” shall mean a Lender with a U.S. Term Loan Commitment, a Cayman Term Loan Commitment or an outstanding Term Loan.

“Term Loans” shall mean the U.S. Term Loans and the Cayman Term Loans made by the Lenders to the applicable Borrower, pursuant to Section 2.01(a). Unless the context shall otherwise require, the term “Term Loans” shall include any Incremental Term Loans or Other Loans in the form of term loans.

“Term Loan Facility” shall mean the term loan facilities provided for by this Agreement.

“Term Loan PIK Interest” has the meaning assigned to such term in the definition of Applicable Rate.

“Termination Date” shall mean the date on which (i) the Commitments have expired or been terminated, (ii) the principal amount of and all interest on each Loan, all fees and all other expenses or amounts payable under any Loan Document and all other Obligations then due and payable (other than contingent indemnification obligations for which no claim has been made and obligations and liabilities with respect to Secured Hedging Obligations and Secured Cash Management Obligations) shall have been paid in full in cash and (iii) all Letters of Credit have been canceled or have expired (or collateralized in a manner reasonably satisfactory to the Issuing Bank) and all amounts drawn thereunder have been reimbursed in full.

“Test Period” shall mean, at any time, the period of four consecutive fiscal quarters of Holdings ended on or prior to such time (taken as one accounting period) in respect of which consolidated financial statements of Holdings for each such fiscal quarter have been (or were required to be) delivered pursuant to Section 5.04(a) or 5.04(b), as applicable.

“Third Restatement Date” shall mean March 27, 2018.

“Total Debt” shall mean, at any time, the total aggregate principal amount of all Indebtedness for borrowed money, unreimbursed obligations in respect of drawn letters of credit that have not been reimbursed within two (2) Business Days after the date of such drawing, Capital Lease Obligations and other purchase money Indebtedness of Holdings, the Borrowers and the Restricted Subsidiaries that would appear on a balance sheet at such time, determined on a consolidated basis in accordance with GAAP; provided that, until such time as the marine vessel to be named “Resolution” has actually entered into service, any Indebtedness obtained by LEX Bluewater II and related to the construction and acquisition of such marine vessel shall be excluded from the definition of Total Debt.

“Total Net Leverage Ratio” shall mean, on any date of determination, with respect to Holdings, the Borrowers and their respective Restricted Subsidiaries on a consolidated basis, the ratio of (a) Total Debt of Holdings, the Borrowers and their respective Restricted Subsidiaries on such date less up to $50,000,000 of the unrestricted cash and Cash Equivalents of Holdings, the Borrowers and their respective Restricted Subsidiaries as of such date to (b) Consolidated EBITDA of Holdings, the Borrowers and their respective Restricted Subsidiaries for the Test Period most recently ended; provided that, during the Annualization Period and solely for purposes of determining compliance with the Leverage Covenant, “Consolidated EBITDA” shall mean the greater of (x) Annualized EBITDA for the applicable Test Period and (y) Consolidated EBITDA for the applicable Test Period.

“Total Revolving Credit Commitment” shall mean, at any time, the aggregate amount of the Revolving Credit Commitments, as in effect at such time. The Total Revolving Credit Commitment as of the Third Restatement Date is $45,000,000.

“Transaction Costs” shall mean (and regardless of whether accrued and/or paid before, on or after the Third Restatement Date), the sum, without duplication, of all fees, costs and expenses payable by Holdings, the Borrowers and their Restricted Subsidiaries and associated with the consummation of the Transactions.

“Transaction Documents” shall mean the Acquisition Documents and the Loan Documents.

“Transactions” shall mean, collectively, (a) the execution, delivery and performance of this Agreement; and (b) the payment of related fees, commissions and expenses.

“Transformative Acquisition” shall mean any acquisition by Holdings, the Borrowers or any Restricted Subsidiary whether by purchase, merger or otherwise, of all or substantially all of the assets of, or any business line, unit or division of, any person or of a majority of the outstanding Qualified Capital Stock of any person that (i) is not permitted by the terms of the Loan Documents immediately prior to the consummation of such acquisition or (ii) if permitted by the terms of the Loan Documents immediately prior to the consummation of such acquisition, the terms of the Loan Documents would not provide Holdings, the Borrowers and their Restricted Subsidiaries with adequate flexibility for the continuation or expansion of their combined operations following such consummation, as determined by the Borrowers acting in good faith.

“Type”, when used in respect of any Loan or Borrowing, shall refer to the Rate by reference to which interest on such Loan or on the Loans comprising such Borrowing is determined. For purposes hereof, the term “Rate” shall mean the Adjusted LIBO Rate and the Alternate Base Rate.

“UCC” shall mean the Uniform Commercial Code (or any similar or equivalent legislation) as in effect in any applicable jurisdiction.

“UK Financial Institution” shall mean any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” shall mean the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

“Unrestricted Subsidiary” shall mean any Subsidiary of the Borrowers designated by the Board of Directors of the applicable Borrower as an Unrestricted Subsidiary pursuant to Section 5.14 subsequent to the Third Restatement Date, until such person ceases to be an Unrestricted Subsidiary of the Borrowers in accordance with Section 5.14.

“USA PATRIOT Act” shall mean the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. 107-56).

“U.S. Borrower” shall have the meaning assigned to such term in the Preamble to this Agreement.

“U.S. Collateral Agreement” shall mean the U.S. Collateral Agreement dated as of May 8, 2015 among the U.S. Borrower, certain Domestic Subsidiaries of the U.S. Borrower from time to time party thereto and the Collateral Agent.

“U.S. Loan Obligations” shall have the meaning assigned to such term in the definition of “U.S. Obligations”.

“U.S. Obligations” shall mean (a) the obligation of the U.S. Borrower to pay (i) the principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the U.S. Term Loans or any Incremental Term Loans, Revolving Credit Commitments, Revolving Credit Exposure, Revolving Loans or Other Loans made to the U.S. Borrower (the “U.S. Loan Obligations”), when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and (ii) all other monetary obligations in respect of U.S. Loan Obligations of the U.S. Borrower to any of the Secured Parties under this Agreement and each of the other Loan Documents, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), solely as they relate to the U.S. Loan Obligations, (b) the due and punctual payment and performance of all the obligations in respect of U.S. Loan Obligations of Holdings and each U.S. Subsidiary Guarantor under or pursuant to this Agreement and each of the other Loan Documents solely as they relate to the U.S. Loan Obligations and (c) the due and punctual payment and performance of all Secured Hedging Obligations and Secured Cash Management Obligations of Holdings, the U.S. Borrower or any U.S. Subsidiary Guarantor; provided that the term “U.S. Obligations” shall specifically exclude Excluded Hedging Obligations.

“U.S. Security Documents” shall mean the Guarantee Agreement, the U.S. Collateral Agreement and the Mortgages and account control agreements with respect to Holdings, the U.S. Borrower and the U.S. Subsidiary Guarantors and each of the security agreements, mortgages and other instruments and documents with respect to Holdings, the U.S. Borrower and the U.S. Subsidiary Guarantors granting any Lien executed and delivered pursuant thereto or pursuant to Sections 5.12 or 5.17.

“U.S. Special Resolution Regimes” shall have the meaning assigned to such term in Section 9.25.

“U.S. Subsidiary Guarantors” shall mean each Domestic Subsidiary of Holdings (other than, for the avoidance of doubt, the U.S. Borrower) that is or becomes a party to the Guarantee Agreement as required by Section 5.12 of this Agreement, unless and until released as a Subsidiary Guarantor in accordance with this Agreement or the Guarantee Agreement.

“U.S. Term Loan” shall mean a term loan denominated in dollars made by a Lender to the U.S. Borrower pursuant to Section 2.01(a)(i) and/or (ii).

“U.S. Term Loan Commitment” shall mean the commitment of a Lender to make or otherwise fund a U.S. Term Loan (including, for the avoidance of doubt, the Initial U.S. Term Loan Commitment) and “U.S. Term Loan Commitments” means such commitments of all Lenders in the aggregate. The amount of each Lender’s U.S. Term Loan Commitment, if any, is set forth on Schedule 2.01(a) or, in the applicable Assignment Agreement, subject to any adjustment or reduction pursuant to the terms and conditions hereof. The aggregate amount of the U.S. Term Loan Commitments as of (x) the Third Restatement Date is $160,000,000.

“U.S. Term Loan Exposure” shall mean, with respect to any Lender, as of any date of determination, the outstanding principal amount of the U.S. Term Loans of such Lender; provided, at any time prior to the making of the U.S. Term Loans, the U.S. Term Loan Exposure of any Lender shall be equal to such Lender’s U.S. Term Loan Commitment.

“U.S. Person” shall mean a “United States person” within the meaning of Section 7701(a)(30) of the Code.

“Vessel Financing” shall mean (i) the financing described on Schedule 1.01(d) and (ii) any other incurrence of Indebtedness (or guarantees thereof) by Holdings or any Excluded Vessel Subsidiary in connection with the acquisition, construction, improvement, ownership, operation, replacement or repair of any marine vessel in a single transaction or series of transactions.

“Voluntary Prepayment” shall mean a prepayment of (x) principal of Term Loans pursuant to Section 2.12(a) and (y) outstanding Revolving Credit Borrowings to the extent accompanied by a corresponding permanent reduction of the Revolving Credit Commitments hereunder.

“Waiver Period” shall mean the period from the First Amendment Effective Date through and including the earlier of the date on which (i) the Borrowers are in compliance with a Total Net Leverage Ratio of 5.00 to 1.00 as of the fiscal quarter ending June 30, 2021 (assuming that Consolidated EBITDA for purposes of such calculation of Total Net Leverage Ratio will equal Consolidated EBITDA for the fiscal quarter ending June 30, 2021 multiplied by four (4)) and (ii) the Borrowers are in compliance with the Leverage Covenant as of the fiscal quarter ended September 30, 2021.

“Weighted Average Life to Maturity” shall mean, when applied to any Indebtedness at any date, the number of years obtained by dividing: (a) the sum of the products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal (excluding nominal amortization not to exceed 1% per annum), including payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by (b) the then outstanding principal amount of such Indebtedness; provided that for purposes of determining the Weighted Average Life to Maturity of any Indebtedness that is being amended or refinanced, the effects of any amortization of or prepayments on such indebtedness prior to the date of the applicable amendment or refinancing shall be disregarded.

“wholly owned Subsidiary” of any person shall mean a subsidiary of such person of which securities (except for directors’ or foreign nationals’ qualifying shares) or other ownership interests representing 100% of the Equity Interests are, at the time any determination is being made, owned, Controlled or held by such person or one or more wholly owned Subsidiaries of such person or by such person and one or more wholly owned Subsidiaries of such person.

“Withdrawal Liability” shall mean liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

“Write-Down and Conversion Powers” shall mean, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

Section 1.02        Terms Generally. The definitions in Section 1.01 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”; and the words “asset” and “property” shall be construed as having the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. All references herein to Articles, Sections, Exhibits and Schedules shall be deemed references to Articles and Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. Except as otherwise expressly provided herein, (a) any reference in this Agreement to any Loan Document shall mean such document as amended, restated, supplemented or otherwise modified from time to time, (b) references to any Law shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Law and (c) all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided, however, that if the Borrowers notify the Administrative Agent that the Borrowers wish to amend any covenant in Article VI or any related definition to eliminate the effect of any change in GAAP occurring after the date of this Agreement on the operation of such covenant (or if the Administrative Agent notifies the Borrowers that the Required Lenders wish to amend Article VI or any related definition for such purpose), then the Borrowers’ compliance with such covenant shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Borrowers and the Required Lenders. Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, without giving effect to any election under Accounting Standards Codification 825 (or any other Financial Accounting Standard or Accounting Standards Codification having a similar result or effect) to value any Indebtedness or other liabilities of Holdings, the Borrowers or any of their respective Subsidiaries at “fair value”, as defined therein. For the avoidance of doubt, all calculations made on or after the First Amendment Effective Date pursuant to Section 6.10 (including any calculations hereunder based on Pro Forma Compliance), any other calculations hereunder utilizing “Consolidated EBITDA” and “Consolidated Net Income” and any financial reporting delivered pursuant to the requirements of Section 5.04 shall exclude adjustments for lost revenues related to the outbreak and spread of coronavirus and associated illnesses known as “COVID-19”.

Section 1.03        Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a “U.S. Term Loan”, a “Revolving Loan”) or by Type (e.g., a “Eurodollar Loan”) or by Class and Type (e.g., a “Eurodollar U.S. Term Loan”, a “Eurodollar Revolving Loan”). Borrowings also may be classified and referred to by Class (e.g., a “U.S. Term Loan Borrowing”, a “Revolving Borrowing”) or by Type (e.g., a “Eurodollar Borrowing”) or by Class and Type (e.g., a “Eurodollar U.S. Term Loan Borrowing”, a “Eurodollar Revolving Borrowing”).

Section 1.04        Certain Calculations. (a) For purposes of (i) determining compliance with the Leverage Covenant or Pro Forma Compliance at any time or (ii) the calculation of any financial ratios or tests (including the First Lien Net Leverage Ratio, the Secured Net Leverage Ratio and the Total Net Leverage Ratio) (collectively, the “Applicable Calculations”), the following shall apply except to the extent duplicative of any other adjustments pursuant to this Section 1.04 or to the extent duplicative of any expenses or charges otherwise added to Consolidated EBITDA, whether through a pro forma adjustment or otherwise, for such period, event or circumstance, as applicable, and except that when calculating actual compliance (and not Pro Forma Compliance) with the Leverage Covenant and calculating the Total Net Leverage Ratio for purposes of Section 2.13(c) or the definition of “Applicable Rate”, the events described in this Section 1.04 that occurred subsequent to the end of the applicable Test Period shall be given Pro Forma Effect.

(a)                If any Subject Transaction (other than Subject Transactions covered by Section 1.04(c)) shall have occurred during the applicable Test Period or (other than with respect to determining compliance with the Leverage Covenant) subsequent to such Test Period (as hereinafter defined), the Applicable Calculations shall be calculated with respect to such period giving Pro Forma Effect to such Subject Transaction, as if they had occurred on the first day of the Test Period.

(b)               In the event that the Borrowers or any of their Restricted Subsidiaries incurs, assumes, guarantees, repays, repurchases, redeems, defeases, retires, extinguishes or otherwise discharges any Indebtedness subsequent to the commencement of the Test Period for which the Applicable Calculations are being calculated and on or prior to the date on which the event for which the Applicable Calculations are being calculated occurs or as of which the calculation is otherwise made (the “Pro Forma Calculation Date”), then the Applicable Calculations will be calculated giving Pro Forma Effect to such incurrence, assumption, guarantee, repayment, repurchase, redemption, defeasance, retirement, extinguishment or other discharge of Indebtedness, and the use of the proceeds therefrom, as if the same had occurred at the beginning of the applicable Test Period; provided that in calculating the Total Net Leverage Ratio as of the Pro Forma Calculation Date or the last day of the Test Period, the amount of outstanding Indebtedness shall be calculated based upon the amount outstanding as of the Pro Forma Calculation Date or such last day of the Test Period, as the case may be, giving Pro Forma Effect to the incurrence or repayment of any such Indebtedness on such date.

(c)                If since the beginning of the Test Period any person (that subsequently became a Restricted Subsidiary of any Borrower or was merged with or into any Borrower or any Restricted Subsidiary of any Borrower since the beginning of such period) shall have made any transaction that would have required adjustment pursuant to this Section 1.04, then the Applicable Calculations shall be calculated giving Pro Forma Effect thereto for such period as if such transaction had occurred at the beginning of the applicable Test Period.

(d)               In calculating the Applicable Calculations, any person that is a Restricted Subsidiary on the applicable Pro Forma Calculation Date will be deemed to have been a Restricted Subsidiary at all times during such Test Period.

(e)                In calculating the Applicable Calculations, any person that is not a Restricted Subsidiary on the applicable Pro Forma Calculation Date will be deemed not to have been a Restricted Subsidiary at any time during such Test Period.

(f)                For purposes of determining Pro Forma Compliance if such calculation is being performed prior to the last day of the first Test Period for which the Leverage Covenant is required to be satisfied, the levels required for such first Test Period shall be deemed to apply in determining compliance with such covenant.

(g)               In calculating the Applicable Calculations, Unrestricted Subsidiaries shall be disregarded.

(h)               For purposes of determining compliance at any time with Sections 6.01 (other than Section 6.01(x)), 6.02, 6.03, 6.04, 6.05, 6.06 and 6.07), in the event that any Indebtedness, Lien, payment with respect to Junior Debt restricted by Section 6.06(a), Restricted Payment, contractual restriction, Investment, Asset Sale or Affiliate transaction, as applicable, meets the criteria of more than one of the categories of transactions or items permitted pursuant to any clause of such Sections 6.01, 6.02, 6.03, 6.04, 6.05, 6.06 and 6.07, the Borrowers, in their sole discretion, from time to time, may classify or reclassify such transaction or item (or portion thereof) so long as such categories of transactions or items are classified or reclassified within a clause of the same section of Sections 6.01, 6.02, 6.03, 6.04, 6.05, 6.06 and 6.07 of the transactions or items so classified or reclassified, and will only be required to include the amount and type of such transaction (or portion thereof) in any one category. For purposes of determining the permissibility of any action, change, transaction or event that by the terms of the Loan Documents requires a calculation of any financial ratio or test (including the First Lien Net Leverage Ratio, the Secured Net Leverage Ratio and the Total Net Leverage Ratio), such financial ratio or test shall, except as expressly permitted under this Agreement, be calculated at the time such action is taken, such change is made, such transaction is consummated or such event occurs, as the case may be, and no Default or Event of Default shall be deemed to have occurred solely as a result of a change in such financial ratio or test occurring after the time such action is taken, such change is made, such transaction is consummated or such event occurs, as the case may be. It is understood and agreed that any Indebtedness, Lien, Restricted Payment, payment with respect to Junior Debt restricted by Section 6.06(a), Investment, Asset Sale or Affiliate transaction need not be permitted solely by reference to one category of permitted Indebtedness, Liens, Restricted Payments, payments with respect to Junior Debt, Investments, Dispositions or Affiliate transactions under Sections 6.01, 6.02, 6.03, 6.04, 6.05, 6.06 or 6.07, respectively, but may instead be permitted in part under any combination thereof (it being understood that compliance with each such section is separately required).

(i)                 Notwithstanding anything to the contrary herein, when (a) calculating any applicable ratio, Consolidated Net Income or Consolidated EBITDA in connection with the incurrence of Indebtedness, the creation of Liens, the making of any Asset Sale, the making of an Investment or the making of a Restricted Payment, (b) determining compliance with any provision of this Agreement which requires that no Event of Default has occurred, is continuing or would result therefrom, (c) determining compliance with any provision of this Agreement which requires compliance with any representation or warranties set forth herein or (d) determining the satisfaction of all other conditions precedent to the incurrence of Indebtedness, the creation of Liens, the making of any Asset Sale, the making of an Investment or the making of a Restricted Payment, in each case in connection with a Limited Condition Transaction, the date of determination of such ratio or other provisions, determination of whether any Default or Event of Default has occurred, is continuing or would result therefrom, determination of compliance with any representations or warranties or the satisfaction of any other conditions shall, at the option of a Borrower (such Borrower’s election to exercise such option in connection with any Limited Condition Transaction, an “LCT Election,” which LCT Election may be in respect of one or more of clauses (a), (b), (c) and (d) above), be deemed to be the date the definitive agreements (or other relevant definitive documentation) for such Limited Condition Transaction are entered into (the “LCT Test Date”). If on a Pro Forma Basis after giving effect to such Limited Condition Transaction and the other transactions to be entered into in connection therewith (including any incurrence or issuance of Indebtedness, and the use of proceeds thereof), with such ratios and other provisions calculated as if such Limited Condition Transaction or other transactions had occurred at the beginning of the most recent Test Period ending prior to the LCT Test Date for which financial statements have been (or are required to be) delivered pursuant to Section 5.04, the applicable Borrower could have taken such action on the relevant LCT Test Date in compliance with the applicable ratios or other provisions, such provisions shall be deemed to have been complied with, unless an Event of Default pursuant to Section 8.01(b) or (c), or, solely with respect to any Borrower, Section 8.01(g) or (h) shall be continuing on the date such Limited Condition Transaction is consummated. For the avoidance of doubt, (i) if, following the LCT Test Date, any of such ratios or other provisions are exceeded or breached as a result of fluctuations in such ratio (including due to fluctuations in Consolidated EBITDA or other components of such ratio) or other provisions at or prior to the consummation of the relevant Limited Condition Transactions, such ratios and other provisions will not be deemed to have been exceeded or failed to have been satisfied as a result of such fluctuations solely for purposes of determining whether the Limited Condition Transaction is permitted hereunder and (ii) such ratios and compliance with such conditions shall not be tested at the time of consummation of such Limited Condition Transaction or related Subject Transactions, unless, other than if an Event of Default pursuant to Section 8.01(b) or (c), or, solely with respect to any Borrower, Section 8.01(g) or (h), shall be continuing on such date, such Borrower elects, in its sole discretion, to test such ratios and compliance with such conditions on the date such Limited Condition Transaction or related Subject Transaction is consummated. If a Borrower has made an LCT Election for any Limited Condition Transaction, then in connection with any subsequent calculation of any ratio, basket availability or compliance with any other provision hereunder (other than actual compliance with the Leverage Covenant) on or following the relevant LCT Test Date and prior to the earliest of the date on which such Limited Condition Transaction is consummated, the date that the definitive agreement for such Limited Condition Transaction is terminated or expires without consummation of such Limited Condition Transaction or the date such Borrower makes an election pursuant to clause (ii) of the immediately preceding sentence, any such ratio, basket or compliance with any other provision hereunder shall be calculated on a Pro Forma Basis assuming such Limited Condition Transaction and other transactions in connection therewith (including any incurrence or issuance of Indebtedness or Disqualified Capital Stock, and the use of proceeds thereof) had been consummated on the LCT Test Date; provided that for purposes of any Restricted Payment or payment of Indebtedness, such ratio, basket or compliance with any other provision hereunder shall also be tested as if such Limited Condition Transaction and other transactions in connection therewith (including any incurrence or issuance of Indebtedness or Disqualified Capital Stock, and the use of proceeds thereof) had not been consummated.

(j)                 Notwithstanding anything to the contrary herein, with respect to any amounts incurred or transactions entered into (or consummated) in reliance on a provision of this Agreement that does not require compliance with a financial ratio (any such amounts, the “Fixed Amounts”) substantially concurrently with any amounts incurred or transactions entered into (or consummated) in reliance on a provision of this Agreement that requires compliance with a financial ratio (including the First Lien Net Leverage Ratio, the Secured Net Leverage Ratio and the Total Net Leverage Ratio) (any such amounts, the “Incurrence-Based Amounts”), it is understood and agreed that the Fixed Amounts shall be disregarded in the calculation of the financial ratio or test applicable to any substantially concurrent utilization of the Incurrence-Based Amounts.

Section 1.05        Cashless Rollovers. Notwithstanding anything to the contrary contained in this Agreement or in any other Loan Document, to the extent that any Lender extends the maturity date of, or replaces, renews or refinances, any of its then-existing Loans with Incremental Loans, extended Loans made pursuant to Section 2.25, or Loans in connection with any Permitted First Priority Refinancing Debt, Permitted Second Priority Refinancing Debt and Permitted Unsecured Refinancing Debt or Loan Modification Offer or loans incurred under a new credit facility, in each case, to the extent such extension, replacement, renewal or refinancing is effected by means of a “cashless roll” by such Lender, such extension, replacement, renewal or refinancing shall be deemed to comply with any requirement hereunder or any other Loan Document that such payment be made “in Dollars”, “in immediately available funds”, “in cash” or any other similar requirement.

Article II

The Credits

Section 2.01        Commitments. (a) Subject to the terms and conditions and relying upon the representations and warranties set forth herein:

(i)                         each Lender with an Initial U.S. Term Loan Commitment agrees, severally and not jointly, to make a U.S. Term Loan to the U.S. Borrower on the Third Restatement Date, in an aggregate principal amount equal to its Initial U.S. Term Loan Commitment. Amounts paid or prepaid in respect of U.S. Term Loans made on the Third Restatement Date may not be reborrowed.

(ii)                         each Lender with a Cayman Term Loan Commitment agrees, severally and not jointly, to make a Cayman Term Loan to the Cayman Borrower on the Third Restatement Date, in an aggregate principal amount equal to its Cayman Term Loan Commitment. Amounts paid or prepaid in respect of Cayman Term Loans may not be reborrowed.

(iii)                         Each Lender with an Initial Revolving Credit Commitment agrees, severally and not jointly, to make Revolving Loans to the U.S. Borrower at any time and from time to time on or after the Third Restatement Date, and until the earlier of the Revolving Credit Maturity Date and the termination of the Initial Revolving Credit Commitment of such Lender in accordance with the terms hereof, in an aggregate principal amount at any time outstanding that will not result in such Lender’s Revolving Credit Exposure exceeding such Lender’s Initial Revolving Credit Commitment. Within the limits set forth in the preceding sentence and subject to the terms, conditions and limitations set forth herein, the U.S. Borrower may borrow, pay or prepay and reborrow Revolving Loans; provided that if at any time more than one Class of Revolving Credit Commitments are outstanding, any such borrowing, payment, prepayment or reborrowing shall be allocated ratably according to the Pro Rata Percentages of each Revolving Credit Lender without regard to the Class of Revolving Credit Commitments held by such Revolving Credit Lender.

(b)               Each Lender having an Incremental Term Loan Commitment, severally and not jointly, hereby agrees, subject to the terms and conditions and relying upon the representations and warranties set forth herein and in the applicable Incremental Assumption Agreement, to make Incremental Term Loans to the U.S. Borrower or Cayman Borrower, as applicable, in an aggregate principal amount not to exceed its Incremental Term Loan Commitment. Amounts paid or prepaid in respect of Incremental Term Loans may not be reborrowed.

(c)                Each Lender with an Incremental Revolving Credit Commitment agrees, severally and not jointly, to make Incremental Revolving Loans to the U.S. Borrower or Cayman Borrower, as applicable, at any time and from time to time on or after the date of effectiveness of the Incremental Revolving Credit Commitment, and until the earlier of the Incremental Revolving Credit Maturity Date and the termination of the Incremental Revolving Credit Commitment of such Lender in accordance with the terms hereof, in an aggregate principal amount at any time outstanding that will not result in such Lender’s Incremental Revolving Credit Exposure exceeding such Lender’s Incremental Revolving Credit Commitment. Within the limits set forth in the preceding sentence and subject to the terms, conditions and limitations set forth herein, both Borrowers may borrow, pay or prepay and reborrow Incremental Revolving Loans; provided that if at any time more than one Class of Incremental Revolving Credit Commitments are outstanding, any such borrowing, payment, prepayment or reborrowing shall be allocated ratably according to the Pro Rata Percentages of each Incremental Revolving Credit Lender without regard to the Class of Incremental Revolving Credit Commitments held by such Incremental Revolving Credit Lender.

Section 2.02        Loans. (a) Each Loan shall be made as part of a Borrowing consisting of Loans made by the Lenders ratably in accordance with their applicable Commitments; provided, however, that the failure of any Lender to make any Loan shall not in itself relieve any other Lender of its obligation to lend hereunder (it being understood, however, that no Lender shall be responsible for the failure of any other Lender to make any Loan required to be made by such other Lender). Except for the Loans deemed made pursuant to Section 2.02(e), the Loans comprising any Borrowing shall be in an aggregate principal amount that is (i) an integral multiple of $1,000,000 and not less than $2,000,000 (except with respect to any Incremental Borrowing, to the extent otherwise provided in the related Incremental Assumption Agreement) or (ii) equal to the remaining available balance of the applicable Commitments.

(a)                Subject to Sections 2.02(e), 2.08 and 2.15, each Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans as the U.S. Borrower or Cayman Borrower, as applicable, may request pursuant to Section 2.03. Each Lender may at its option make any Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the U.S. Borrower or Cayman Borrower, as applicable, to repay such Loan, nor the right of such Lender to receive all payments of interest and principal with respect to such Loan, in each case in accordance with the terms of this Agreement. Borrowings of more than one Type may be outstanding at the same time; provided, however, that the U.S. Borrower or Cayman Borrower, as applicable, shall not be entitled to request any Borrowing that, if made, would result in more than eight Eurodollar Borrowings outstanding hereunder at any time. For purposes of the foregoing, Borrowings having different Interest Periods, regardless of whether they commence on the same date, shall be considered separate Borrowings.

(b)               Except with respect to the Loans made pursuant to Section 2.02(e), each Lender shall make each Loan required to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds to such account in New York City as the Administrative Agent may designate not later than 12:00 p.m., New York City time, and the Administrative Agent shall promptly credit the amounts so received to an account designated by the U.S. Borrower or Cayman Borrower, as applicable, in the applicable Borrowing Request or, if a Borrowing shall not occur on such date because any condition precedent herein specified shall not have been met, return the amounts so received to the respective Lenders.

(c)                Unless the Administrative Agent shall have received notice from a Lender prior to the date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s portion of such Borrowing, the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the date of such Borrowing in accordance with paragraph (c) above and the Administrative Agent may, in reliance upon such assumption, make available to the U.S. Borrower or Cayman Borrower, as applicable, on such date a corresponding amount. If the Administrative Agent shall have so made funds available then, to the extent that such Lender shall not have made such portion available to the Administrative Agent, such Lender and the U.S. Borrower or Cayman Borrower, as applicable, severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the U.S. Borrower or Cayman Borrower, as applicable, to but excluding the date such amount is repaid to the Administrative Agent at (i) in the case of the U.S. Borrower or Cayman Borrower, as applicable, a rate per annum equal to the interest rate applicable at the time to the Loans comprising such Borrowing and (ii) in the case of such Lender, a rate determined by the Administrative Agent to represent its cost of overnight or short-term funds (which determination shall be conclusive absent manifest error). If such Lender shall repay to the Administrative Agent such corresponding amount, such amount shall constitute such Lender’s Loan as part of such Borrowing for purposes of this Agreement.

(d)               If the Issuing Bank shall not have received from the U.S. Borrower the payment required to be made by Section 2.22(e) within the time specified in such Section, the Issuing Bank will promptly notify the Administrative Agent of the L/C Disbursement and the Administrative Agent will promptly notify each Revolving Credit Lender of such L/C Disbursement and its Pro Rata Percentage thereof. Each Revolving Credit Lender shall pay by wire transfer of immediately available dollars to the Administrative Agent not later than 2:00 p.m., New York City time, on such date (or, if such Revolving Credit Lender shall have received such notice later than 12:00 (noon), New York City time, on any day, not later than 10:00 a.m., New York City time, on the immediately following Business Day), an amount equal to such Lender’s Pro Rata Percentage of such L/C Disbursement (it being understood that (i) if the conditions precedent to borrowing set forth in Sections 4.01(b) and 4.01(c) have been satisfied, such amount shall be deemed to constitute an ABR Revolving Loan of such Lender and, to the extent of such payment, the obligations of the U.S. Borrower in respect of such L/C Disbursement shall be discharged and replaced with the resulting ABR Revolving Credit Borrowing, and (ii) if such conditions precedent to borrowing have not been satisfied, then any such amount paid by any Revolving Credit Lender shall not constitute a Loan and shall not relieve the U.S. Borrower from its obligation to reimburse such L/C Disbursement), and the Administrative Agent will promptly pay to the Issuing Bank amounts so received by it from the Revolving Credit Lenders. The Administrative Agent will promptly pay to the Issuing Bank any amounts received by it from the U.S. Borrower pursuant to Section 2.22(e) prior to the time that any Revolving Credit Lender makes any payment pursuant to this paragraph (e); any such amounts received by the Administrative Agent thereafter will be promptly remitted by the Administrative Agent to the Revolving Credit Lenders that shall have made such payments and to the Issuing Bank, as their interests may appear. If any Revolving Credit Lender shall not have made its Pro Rata Percentage of such L/C Disbursement available to the Administrative Agent as provided above, such Lender and the U.S. Borrower severally agree to pay interest on such amount, for each day from and including the date such amount is required to be paid in accordance with this paragraph to but excluding the date such amount is paid, to the Administrative Agent for the account of the Issuing Bank at (i) in the case of the U.S. Borrower, a rate per annum equal to the interest rate applicable to Revolving Loans pursuant to Section 2.06(a), and (ii) in the case of such Lender, for the first such day, the Federal Funds Effective Rate, and for each day thereafter, the Alternate Base Rate.

Section 2.03        Borrowing Procedure. In order to request a Borrowing (other than a deemed Borrowing pursuant to Section 2.02(e), as to which this Section 2.03 shall not apply; a conversion or continuation of a Borrowing pursuant to Section 2.10 or capitalization of any interest constituting Term Loan PIK Interest pursuant to Section 2.06(d)), the U.S. Borrower or Cayman Borrower, as applicable, shall deliver to the Administrative Agent a written Borrowing Request (a) in the case of a Eurodollar Borrowing, not later than 12:00 (noon), New York City time, three Business Days before a proposed Borrowing (or as otherwise agreed by the Administrative Agent in its sole discretion), and (b) in the case of an ABR Borrowing, not later than 10:00 a.m., New York City time, on the day of a proposed Borrowing. Each such Borrowing Request shall be irrevocable (except for Borrowing Requests conditioned on the occurrence of the Third Restatement Date or the consummation of any Permitted Acquisition), and shall specify the following information: (i) whether the Borrowing then being requested is to be a Term Borrowing of Loans made pursuant to Section 2.01(a), an Incremental Borrowing or a Revolving Credit Borrowing, and whether such Borrowing is to be a Eurodollar Borrowing or an ABR Borrowing; (ii) the date of such Borrowing (which shall be a Business Day); (iii) the number and location of the account to which funds are to be disbursed; (iv) the amount of such Borrowing; and (v) if such Borrowing is to be a Eurodollar Borrowing, the Interest Period with respect thereto; provided, however, that, notwithstanding any contrary specification in any Borrowing Request, each requested Borrowing shall comply with the requirements set forth in Section 2.02. If no election as to the Type of Borrowing is specified in any such notice, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period with respect to any Eurodollar Borrowing is specified in any such notice, then the U.S. Borrower or Cayman Borrower, as applicable, shall be deemed to have selected an Interest Period of one month’s duration. The Administrative Agent shall promptly advise the applicable Lenders of any notice given pursuant to this Section 2.03 (and the contents thereof), and of each Lender’s portion of the requested Borrowing.

Section 2.04        Evidence of Debt; Repayment of Loans. (a) Each Borrower, as applicable, hereby unconditionally promises to pay to the Administrative Agent for the account of each Term Lender the principal amount of each Term Loan of such Term Lender as provided in Section 2.11. The U.S. Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Revolving Credit Lender the then unpaid principal amount of each Revolving Loan of such Revolving Credit Lender on the Revolving Credit Maturity Date.

(a)                Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the U.S. Borrower or Cayman Borrower, as applicable, to such Lender resulting from each Loan made by such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.

(b)               The Administrative Agent shall maintain accounts in which it will record (i) the amount of each Loan made hereunder, the Class and Type thereof and, if applicable, the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the U.S. Borrower or Cayman Borrower, as applicable, to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder from the U.S. Borrower or Cayman Borrower, as applicable, or any Guarantor and each Lender’s share thereof.

(c)                The entries made in the accounts maintained pursuant to paragraph (c) above shall be prima facie evidence of the existence and amounts of the obligations therein recorded absent manifest error; provided, however, that the failure of the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligations of the Borrowers, as applicable, to repay the Loans in accordance with their terms.

(d)               Any Lender may request that Loans made by it hereunder be evidenced by a promissory note. In such event, the applicable Borrower shall execute and deliver to such Lender a promissory note payable to such Lender and its registered assigns in a form to be agreed with the Administrative Agent and the applicable Borrower. Notwithstanding any other provision of this Agreement, in the event any Lender shall request and receive such a promissory note, the interests represented by such note shall at all times (including after any assignment of all or part of such interests pursuant to Section 9.04) be represented by one or more promissory notes payable to the payee named therein or its registered assigns.

Section 2.05        Fees. The Borrowers shall pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between the Borrowers and the Administrative Agent, including as set forth in the Agent Fee Letter.

(a)                The U.S. Borrower agrees to pay to each Revolving Credit Lender, through the Administrative Agent, on the last Business Day of March, June, September and December in each year, beginning with the last Business Day of June 2018, and on each date on which the Revolving Credit Commitment of such Lender shall expire or be terminated as provided herein, the Commitment Fee. All Commitment Fees shall be computed on the basis of the actual number of days elapsed in a year of 360 days.

(b)               The U.S. Borrower agrees to pay (i) to each Revolving Credit Lender, through the Administrative Agent, on the last Business Day of March, June, September and December of each year, beginning with the last Business Day of June 2018, and on the date on which the Revolving Credit Commitment of such Lender shall be terminated as provided herein, a fee (an “L/C Participation Fee”) calculated on such Lender’s Pro Rata Percentage of the daily aggregate L/C Exposure (excluding the portion thereof attributable to unreimbursed L/C Disbursements) during the preceding quarter (or shorter period commencing with the Third Restatement Date or ending with the Revolving Credit Maturity Date or the date on which all Letters of Credit have been canceled or have expired and the Revolving Credit Commitments of all Lenders shall have been terminated) at a rate per annum equal to the Applicable Rate from time to time used to determine the interest rate on Revolving Credit Borrowings comprised of Eurodollar Loans pursuant to Section 2.06, and (ii) to the Issuing Bank on the last Business Day of March, June, September and December of each year, beginning with the last Business Day of June 2018, with respect to each Letter of Credit, a fronting fee equal to 0.125% per annum (or such other amount as agreed between the U.S. Borrower and the Issuing Bank) on the outstanding face amount of the Letter of Credit issued, together with the standard issuance, amendment, renewal, extension and drawing fees specified from time to time by the Issuing Bank (the “Issuing Bank Fees”). All L/C Participation Fees and Issuing Bank Fees shall be computed on the basis of the actual number of days elapsed in a year of 360 days.

(c)                All Fees shall be paid on the dates due, in immediately available funds, to the Administrative Agent for distribution, if and as appropriate, among the Lenders, except that the Issuing Bank Fees shall be paid directly to the Issuing Bank. Once paid, none of the Fees shall be refundable under any circumstances.

Section 2.06        Interest on Loans. (a) Subject to the provisions of Section 2.07, the Loans comprising each ABR Borrowing shall bear interest (computed on the basis of the actual number of days elapsed over a year of 365/366 days and calculated from and including the date of such Borrowing to but excluding the date of repayment thereof) at a rate per annum equal to the Alternate Base Rate plus the Applicable Rate in effect from time to time.

(a)                Subject to the provisions of Section 2.07, the Loans comprising each Eurodollar Borrowing shall bear interest (computed on the basis of the actual number of days elapsed over a year of 360 days) at a rate per annum equal to the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate in effect from time to time.

(b)               Interest on each Loan shall be payable on the Interest Payment Dates applicable to such Loan except as otherwise provided in this Agreement. The applicable Alternate Base Rate or Adjusted LIBO Rate for each Interest Period or day within an Interest Period, as the case may be, shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

(c)                Interest Payable in Kind.

(i)                         With respect to any Term Loan PIK Interest, at the option of the Borrower, which election shall be deemed to have been made unless the Borrower provides written notice to the Administrative Agent at least three (3) Business Days prior to an Interest Payment Date of its intention to pay all of such interest in cash, shall be paid in kind, with such in-kind amounts constituting Term Loans and added to, and made part of, the outstanding principal amount of the Term Loans, on such Interest Payment Date.

(ii)                         Any interest that is paid in kind shall be capitalized on the outstanding principal amount of the Term Loans in arrears on the relevant Interest Payment Date and shall be payable as part of the outstanding principal amount of the Term Loans upon any prepayment of such Term Loans, whether voluntary or mandatory, and shall be payable in cash as part of the outstanding principal amount of such Term Loans upon the Maturity Date. All capitalized amounts shall constitute principal of the Term Loans and shall accrue interest at the Applicable Margin, payable in accordance with this Section 2.06. The Administrative Agent shall at all times maintain on its books and records proof of all interest that is paid in kind.

Section 2.07        Default Interest. Notwithstanding the foregoing, at any time after the occurrence and during the continuance of an Event of Default pursuant to paragraph (g) or (h) of Article VII, or if any principal of or interest on any Loan or any fee or other amount payable by the Borrowers hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, then the overdue Obligations shall, to the extent permitted by applicable law, bear interest, after as well as before judgment, payable on demand at a rate per annum equal to, (a) in the case of principal, at the rate otherwise applicable to such Loan pursuant to Section 2.06 plus 2.00% per annum and (b) in all other cases, at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to the rate that would be applicable to an ABR Loan plus 2.00% per annum.

Section 2.08        Alternate Rate of Interest. In the event, and on each occasion, that on the day two Business Days prior to the commencement of any Interest Period for a Eurodollar Borrowing the Administrative Agent shall have determined that dollar deposits in the principal amounts of the Loans comprising such Borrowing are not generally available in the London interbank market, or that the rates at which such dollar deposits are being offered will not adequately and fairly reflect the cost to Lenders holding a majority in interest of the outstanding Loans and unused Commitments of any Class of making or maintaining their Eurodollar Loan during such Interest Period, or that reasonable means do not exist for ascertaining the Adjusted LIBO Rate, the Administrative Agent shall, as soon as practicable thereafter, give written or fax notice of such determination to the Borrowers and the Lenders. In the event of any such determination, until the Administrative Agent shall have advised the Borrowers and the Lenders that the circumstances giving rise to such notice no longer exist, any request by the Borrowers for a Eurodollar Borrowing (or for a Eurodollar Borrowing of the affected Class, as applicable) pursuant to Section 2.03 or 2.10 shall be deemed to be a request for an ABR Borrowing. Each determination by the Administrative Agent under this Section 2.08 shall be conclusive absent manifest error.

Section 2.09        Termination and Reduction of Commitments. (a) The Initial U.S. Term Loan Commitment and Cayman Term Loan Commitment shall automatically terminate upon the making of the Term Loans on the Third Restatement Date. The Initial Revolving Credit Commitments shall automatically terminate on the Revolving Credit Maturity Date. The L/C Commitment shall automatically terminate on the earlier to occur of (i) the termination of the Initial Revolving Credit Commitments and (ii) the date five Business Days prior to the Revolving Credit Maturity Date.

(a)                Upon at least three Business Days’ prior written or fax notice to the Administrative Agent, the Borrowers may at any time in whole permanently terminate, or from time to time in part permanently reduce, the U.S. Term Loan Commitments, the Cayman Term Loan Commitments or the Revolving Credit Commitments, as applicable; provided, however, that (i) each partial reduction of each of the Commitments shall be in an integral multiple of $1,000,000 and in a minimum amount of $5,000,000 and (ii) the Total Revolving Credit Commitment shall not be reduced to an amount that is less than the Aggregate Revolving Credit Exposure at the time; provided, further, such notice may be conditioned upon the effectiveness of other credit facilities or the receipt of proceeds or the issuance of debt or the occurrence of any other transaction, in which case, such notice may be revoked if such other credit facilities do not become effective, such proceeds are not received, such debt is not issued or such other transaction is not consummated. The Administrative Agent shall promptly advise the Lenders of any notice given (and the contents thereof) pursuant to this Section 2.09.

(b)               Each reduction in the Commitments hereunder shall be made ratably among the Lenders in accordance with their respective applicable Commitments; provided that if at any time more than one Class of Revolving Credit Commitments are outstanding, any such reduction or termination shall be allocated ratably according to the Pro Rata Percentages of each Revolving Credit Lender without regard to the Class of Revolving Credit Commitments held by such Revolving Credit Lender (unless the Incremental Assumption Agreement or the Refinancing Amendment creating any additional Class of Revolving Credit Commitments provides that the Revolving Credit Commitments maturing at an earlier date than such additional Revolving Credit Commitments may be reduced or terminated on a greater than pro rata basis, in which case such Revolving Credit Commitments shall be reduced or terminated according to the terms thereof). The U.S. Borrower shall pay to the Administrative Agent for the account of the applicable Lenders, on the date of each termination or reduction, the Commitment Fees (if any) on the amount of the Commitments so terminated or reduced accrued to but excluding the date of such termination or reduction.

Section 2.10        Conversion and Continuation of Borrowings. The Borrowers shall have the right at any time upon prior irrevocable written notice to the Administrative Agent (a) not later than 12:00 (noon), New York City time, one Business Day prior to conversion, to convert any Eurodollar Borrowing into an ABR Borrowing, (b) not later than 12:00 (noon), New York City time, three Business Days prior to conversion or continuation, to convert any ABR Borrowing into a Eurodollar Borrowing or to continue any Eurodollar Borrowing as a Eurodollar Borrowing for an additional Interest Period, and (c) not later than 12:00 (noon), New York City time, three Business Days prior to conversion, to convert the Interest Period with respect to any Eurodollar Borrowing to another permissible Interest Period, subject in each case to the following:

(i)                         each conversion or continuation shall be made pro rata among the Lenders in accordance with the respective principal amounts of the Loans comprising the converted or continued Borrowing;

(ii)                         if less than all the outstanding principal amount of any Borrowing shall be converted or continued, then each resulting Borrowing shall satisfy the limitations specified in Sections 2.02(a) and 2.02(b) regarding the principal amount and maximum number of Borrowings of the relevant Type;

(iii)                         each conversion shall be effected by each Lender and the Administrative Agent by recording for the account of such Lender the new Loan of such Lender resulting from such conversion and reducing the Loan (or portion thereof) of such Lender being converted by an equivalent principal amount; accrued interest on any Eurodollar Loan (or portion thereof) being converted shall be paid by the Borrowers at the time of conversion;

(iv)                         if any Eurodollar Borrowing is converted at a time other than the end of the Interest Period applicable thereto, the Borrowers shall pay, upon demand, any amounts due to the Lenders pursuant to Section 2.16;

(v)                         any portion of a Borrowing maturing or required to be repaid in less than one month may not be converted into or continued as a Eurodollar Borrowing;

(vi)                         any portion of a Eurodollar Borrowing that cannot be converted into or continued as a Eurodollar Borrowing by reason of the immediately preceding clause shall be automatically converted at the end of the Interest Period in effect for such Borrowing into an ABR Borrowing;

(vii)                         no Interest Period may be selected for any Eurodollar Borrowing that would end later than a Repayment Date occurring on or after the first day of such Interest Period if, after giving effect to such selection, the aggregate outstanding amount of (A) the Eurodollar Borrowings comprised of Loans with Interest Periods ending on or prior to such Repayment Date and (B) the ABR Borrowings comprised of Loans would not be at least equal to the principal amount of Borrowings to be paid on such Repayment Date; and

(viii)                         upon notice to the Borrowers from the Administrative Agent given at the request of the Required Lenders, after the occurrence and during the continuance of a Default or Event of Default, no outstanding Loan may be converted into, or continued as, a Eurodollar Loan.

Each notice pursuant to this Section 2.10 shall be irrevocable and shall refer to this Agreement and specify (i) the identity and amount of the Borrowing that the Borrowers request be converted or continued, (ii) whether such Borrowing is to be converted to or continued as a Eurodollar Borrowing or an ABR Borrowing, (iii) if such notice requests a conversion, the date of such conversion (which shall be a Business Day) and (iv) if such Borrowing is to be converted to or continued as a Eurodollar Borrowing, the Interest Period with respect thereto. If no Interest Period is specified in any such notice with respect to any conversion to or continuation as a Eurodollar Borrowing, the Borrowers shall be deemed to have selected an Interest Period of one month’s duration. The Administrative Agent shall promptly advise the Lenders of any notice given (and the contents thereof) pursuant to this Section 2.10 and of each Lender’s portion of any converted or continued Borrowing. If the Borrowers shall not have given notice in accordance with this Section 2.10 to continue any Borrowing into a subsequent Interest Period (and shall not otherwise have given notice in accordance with this Section 2.10 to convert such Borrowing), such Borrowing shall, at the end of the Interest Period applicable thereto (unless repaid pursuant to the terms hereof), automatically be converted into an ABR Borrowing.

Section 2.11        Repayment of Term Borrowings. (a) (i) The Borrowers shall pay to the Administrative Agent, for the account of the Lenders, on the last Business Day of March, June, September and December of each year (each such date being called a “Repayment Date”), commencing with the last Business Day of September, 2018, a principal amount of the Term Loans (as adjusted from time to time pursuant to Sections 2.11(b), 2.12, 2.13(d) and 2.24(d)) equal to 0.25% of the aggregate principal amount of the Term Loans made and outstanding as of the Third Restatement Date, with the balance payable on the Maturity Date (or, if such day is not a Business Day, on the next preceding Business Day), together in each case with accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment.

(i)                         The Borrowers shall pay to the Administrative Agent, for the account of the Incremental Term Lenders, on each Incremental Term Loan Repayment Date, a principal amount of the Specified Incremental Loans (as adjusted from time to time pursuant to Sections 2.11(b), 2.12 and 2.13(d)) equal to the amount set forth for such date in the applicable Incremental Assumption Agreement, together in each case with accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment.

(b)               All repayments pursuant to this Section 2.11 shall be subject to Section 2.16, but shall otherwise be without premium or penalty.

Section 2.12        Optional Prepayment. (a) The Borrowers shall have the right at any time and from time to time to prepay any Borrowing, in whole or in part, upon at least three Business Days’ prior written or fax notice (or telephone notice promptly confirmed by written or fax notice) in the case of Eurodollar Loans, or written or fax notice (or telephone notice promptly confirmed by written or fax notice) on the day of prepayment in the case of ABR Loans, to the Administrative Agent before 12:00 (noon), New York City time; provided, however, that each partial prepayment shall be in an amount that is an integral multiple of $1,000,000 and not less than $2,000,000. The Administrative Agent shall promptly advise the Lenders of any notice given (and the contents thereof) pursuant to this Section 2.12.

(a)                Optional prepayments of Loans shall be allocated between the Loans of each Class and applied to the installments of principal due in respect of such Loans under Section 2.11(a)(i) or (ii), as the case may be, in each case as directed by the Borrowers (and absent such direction, in direct order of maturity thereof).

(b)               Each notice of prepayment shall specify the prepayment date (which shall be a Business Day) and the principal amount of each Borrowing (or portion thereof) to be prepaid and shall commit the Borrowers to prepay such Borrowing by the amount stated therein on the date stated therein; provided, however, such notice may be conditioned upon the effectiveness of other credit facilities or the receipt of proceeds or the issuance of debt or the occurrence of any other transaction, in which case, such notice may be revoked if such other credit facilities do not become effective, such proceeds are not received, such debt is not issued or such other transaction is not consummated. All prepayments under this Section 2.12 shall be subject to Section 2.16 but otherwise without premium or penalty, except as set forth below under clause (d). All prepayments under this Section 2.12 (other than prepayments of ABR Revolving Loans that are not made in connection with the termination or permanent reduction of the Revolving Credit Commitments) shall be accompanied by accrued and unpaid interest on the principal amount to be prepaid to but excluding the date of payment.

(c)                In the event that, prior to the date that is six months after the Third Restatement Date, the Borrowers (x) make any prepayment of Term Loans in connection with any Repricing Transaction or (y) effect any amendment of this Agreement resulting in a Repricing Transaction, the Borrowers shall pay to the Administrative Agent, for the ratable account of each applicable Term Lender, (I), in the case of clause (x), a prepayment premium of 1.00% of the aggregate principal amount of the Term Loans being prepaid and (II) and in the case of clause (y), a payment equal to 1.00% of the aggregate amount of the applicable Term Loans outstanding immediately prior to such amendment.

(d)               Notwithstanding anything to the contrary contained in this Section 2.12 or any other provision of this Agreement and without otherwise limiting the rights in respect of prepayments of the Term Loans, subject to the conditions in clause (vi) below, any Loan Party or any Subsidiary of a Loan Party (each a “Purchasing Party”) may repurchase or purchase outstanding Term Loans pursuant to this Section 2.12(e) subject to the procedures as set forth below (or such other procedures as reasonably agreed between the Borrowers and Administrative Agent):

(i)                         Any Purchasing Party may conduct one or more auctions open to all Lenders of the applicable Class on a pro rata basis (each, an “Auction”) to repurchase or purchase all or any portion of the Term Loans of such Class by providing written notice to the Administrative Agent (for distribution to the Lenders of the related Class) identifying the Term Loans that will be the subject of the Auction (an “Auction Notice”). Each Auction Notice shall be in a form reasonably acceptable to the Administrative Agent and shall contain (x) an aggregate bid amount, which may be expressed at the election of such Purchasing Party as either the total par principal amount or the total cash value of the bid, in a minimum amount of $10,000,000 for each Auction and with minimum increments of $100,000 (the “Auction Amount”) and (y) the discount to par, which shall be a range (the “Discount Range”) of percentages of the par principal amount of the Term Loans at issue that represents the range of purchase prices that could be paid in the Auction;

(ii)                         In connection with any Auction, each Lender of the related Class may, in its sole discretion, participate in such Auction and may provide the Administrative Agent with a notice of participation (the “Return Bid”) which shall specify (x) a discount to par that must be expressed as a price (the “Reply Discount”), which must be within the Discount Range, and (y) a principal amount of Term Loans which must be in increments of $100,000 or in an amount equal to the Lender’s entire remaining amount of such Term Loans (the “Reply Amount”). Lenders may submit only one Return Bid with respect to each Class per Auction (unless the Administrative Agent and the Purchasing Party elect to permit multiple bids, in which case the Administrative Agent and the Purchasing Party may agree to establish procedures under which each Return Bid may contain up to three bids with respect to each Class, only one of which can result in a Qualifying Bid (as defined below) with respect to such Class). In addition to the Return Bid, the participating Lender must execute and deliver, to be held in escrow by the Administrative Agent, an Assignment and Acceptance modified in accordance with the procedures set forth in this Section 2.12(e). Each Return Bid and accompanying Assignment and Acceptance must be returned by each participating Lender by the time and date specified by the Administrative Agent as the due date for Return Bids (the “Return Bid Due Date”) for the applicable Auction, which shall be a date not more than 10 Business Days from the date of delivery of the Auction Notice, unless the Purchasing Party and the Administrative Agent otherwise agree;

(iii)                         If more than one Class is included in an Auction, the following procedures will apply separately for each such Class. Based on the Reply Discounts and Reply Amounts received by the Administrative Agent, the Administrative Agent, in consultation with the Borrowers, will determine the applicable discount (the “Applicable Discount”) for the Auction, which will be the lowest Reply Discount (i.e., the greatest discount to par) for which the Purchasing Party can complete the Auction at the Auction Amount; provided that, in the event that the Reply Amounts received by the applicable Return Bid Due Date are insufficient to allow the Purchasing Party to complete a purchase of the entire Auction Amount (any such Auction, a “Failed Auction”), the Purchasing Party shall either, at its election, (x) withdraw the Auction or (y) complete the Auction at an Applicable Discount equal to the highest Reply Discount (i.e., the smallest discount to par). The Purchasing Party shall purchase Term Loans subject to such Auctions (or the respective portions thereof) from each applicable Lender with a Reply Discount that is equal to or greater than the Applicable Discount (“Qualifying Bids”) at the Applicable Discount; provided, further, that if the aggregate proceeds required to purchase all Term Loans subject to Qualifying Bids would exceed the Auction Amount for such Auction, the Purchasing Party shall purchase such Term Loans at the Applicable Discount ratably based on the principal amounts of such Qualifying Bids (subject to rounding requirements specified by the Administrative Agent). In any Auction for which the Administrative Agent and the Purchasing Party have elected to permit multiple bids, if a Lender has submitted a Return Bid containing multiple bids at different Reply Discounts, only the bid with the highest Reply Discount that is equal to or less than the Applicable Discount will be deemed the Qualifying Bid of such Lender. Each participating Lender will receive notice of a Qualifying Bid as soon as reasonably practicable but in no case later than five Business Days from the Return Bid Due Date;

(iv)                         Once initiated by an Auction Notice, the Purchasing Party may not withdraw an Auction other than a Failed Auction. Furthermore, in connection with any Auction, upon submission by a Lender of a Qualifying Bid, such Lender will be obligated to sell the entirety or its allocable portion of the Reply Amount, as the case may be, at the Applicable Discount. The Purchasing Party will not have any obligation to purchase any Term Loans outside of the applicable Discount Range nor will any Reply Discounts outside such applicable Discount Range be considered in any calculation of the Applicable Discount or satisfaction of the Auction Amount. Each purchase of Term Loans in an Auction shall be consummated pursuant to procedures (including as to response deadlines, rounding amounts, type and Interest Period of accepted Term Loans, and calculation of the Applicable Discount referred to above) established by the Administrative Agent and agreed to by the Borrowers. To the extent that no Lenders have validly tendered any Term Loans of a Class requested in an Auction Notice or as otherwise agreed by the Administrative Agent in its sole discretion, the Purchasing Party may amend such Auction Notice for such Term Loans at least 24 hours before the then-scheduled expiration time for such Auction. In addition, the Purchasing Party may extend the expiration time of an Auction at least 24 hours before such expiration time;

(v)                         All repurchases pursuant to this Section 2.12(e) shall be deemed to be voluntary prepayments pursuant to this Section 2.12(e) in an amount equal to the full aggregate principal amount of such Term Loans and shall reduce the remaining scheduled payments of principal in respect of the applicable Class under Section 2.11 pro rata; provided that such repurchases shall not be subject to the provisions of Sections 2.12(a) through (d), Section 2.17 and Section 2.18;

(vi)                         Any repurchase described in clause (v) above shall be subject to the following conditions: (x) no Default or Event of Default has occurred and is continuing or would result therefrom and (y) no proceeds of the Revolving Credit Borrowings may be used to effect such repurchase; and

(vii)                         Each Lender that sells its Term Loans pursuant to this Section 2.12(e) acknowledges and agrees that (i) the Purchasing Parties may come into possession of Excluded Information, (ii) such Lender will independently make its own analysis and determination to enter into an assignment of its Loans and to consummate the transactions contemplated by an Auction notwithstanding such Lender’s lack of knowledge of Excluded Information and (iii) none of the Purchasing Parties or any of its respective Affiliates, or any other person shall have any liability to such Lender with respect to the nondisclosure of the Excluded Information. Each Lender that tenders Loans pursuant to an Auction agrees to the foregoing provisions of this clause (vii). The Administrative Agent and the Lenders hereby consent to the Auctions and the other transactions contemplated by this Section 2.12(e) and hereby waive the requirements of any provision of this Agreement (including, without limitation, any pro rata payment requirements) (it being understood and acknowledged that purchases of the Loans by a Purchasing Party contemplated by this Section 2.12(e) shall not constitute Investments by such Purchasing Party) or any other Loan Document that may otherwise prohibit any Auction or any other transaction contemplated by this Section 2.12(e).

(e)                All prepayments of the Term Loans made or required to be made prior to the second anniversary of the First Amendment Effective Date (whether voluntary or mandatory, as applicable, and whether before or after acceleration of the Obligations or the commencement of any bankruptcy or insolvency proceeding, including in connection with any Repricing Transaction or assignments in connection with a Repricing Transaction, but in any event excluding ordinary course amortization payments made pursuant to Section 2.11, any Asset Sale or Recovery Event mandatory prepayment made pursuant to Section 2.13(a) and any Excess Cash Flow mandatory prepayment made pursuant to Section 2.13(b)) shall be subject to an additional premium, to be paid to Administrative Agent for the benefit of applicable Lenders as liquidated damages and compensation for the costs of being prepared to make funds available hereunder with respect to the Term Loans and which the Borrowers agree is a reasonable premium, is the product of an arm’s length transaction and is payable regardless of the then-prevailing market rates, equal to (i) prior to the first anniversary of the First Amendment Effective Date, the amount of such prepayment multiplied by two percent (2.00%) and (ii) on or after the first anniversary of the First Amendment Effective Date but prior to the second anniversary of the First Amendment Effective Date, equal to the amount of such prepayment multiplied by one percent (1.00%). On or after the second anniversary of the First Amendment Effective Date, no premiums or penalties shall be payable with respect to prepayments of any Loan, pursuant to this Section 2.12(f) or otherwise, other than any breakage costs that may otherwise be required under the terms of this Agreement.

Section 2.13        Mandatory Prepayments. (a) Not later than the fifth Business Day following the receipt of Net Cash Proceeds in respect of any Asset Sale or any Recovery Event (to the extent that such Net Cash Proceeds exceed $1,000,000 in the aggregate), the Borrowers shall apply 100% of the Net Cash Proceeds (provided that such percentage shall be reduced to 75% if the Total Net Leverage Ratio after giving Pro Forma Effect to such Asset Sale is less than or equal to 2.50 to 1.00 but greater than 2.00 to 1.00, and to 50% if the Total Net Leverage Ratio after giving Pro Forma Effect to such Asset Sale is less than or equal to 2.00 to 1.00) received with respect thereto to prepay outstanding Term Loans in accordance with Section 2.13(d); provided, that if at the time that any such prepayment would be required, the Borrowers or any Restricted Subsidiary is required to repay, redeem or repurchase or offer to repay, redeem or repurchase Indebtedness that is secured on a pari passu basis (but without regard to control of remedies) with the Obligations pursuant to the terms of the documentation governing such Indebtedness with the net proceeds of such Asset Sale or Recovery Event (such Indebtedness required to be repaid, redeemed or repurchased or offered to be so repurchased, “Other Applicable Indebtedness”), then the applicable Borrower or applicable Restricted Subsidiary may apply such Net Cash Proceeds on a pro rata basis (determined on the basis of the aggregate outstanding principal amount of the Loans and Other Applicable Indebtedness at such time so long as the portion of such net proceeds allocated to the Other Applicable Indebtedness shall not exceed the amount of such net proceeds required to be allocated to the Other Applicable Indebtedness pursuant to the terms thereof, and the remaining amount, if any, of such net proceeds shall be allocated to the Loans in accordance with the terms hereof) to the prepayment of the Term Loans and to the repurchase, redemption or prepayment of Other Applicable Indebtedness, and the amount of prepayment of the Loans that would have otherwise been required pursuant to this Section 2.13(a) shall be reduced accordingly.

(a)                No later than the fifth Business Day after the date on which financial statements with respect to a fiscal year of Holdings are delivered pursuant to Section 5.04(a), beginning with the fiscal year ending on or about December 31, 2019, the Borrowers shall prepay outstanding Term Loans in accordance with Section 2.13(d) in an aggregate principal amount equal to the excess (if any) of (x) 50% of Excess Cash Flow for the fiscal year then ended (provided that such percentage shall be reduced to 25% if the Total Net Leverage Ratio as of the end of such fiscal year was less than or equal to 2.50 to 1.00 but greater than 2.00 to 1.00, and to 0% if the Total Net Leverage Ratio as of the end of such fiscal year was less than or equal to 2.00 to 1.00) minus (y) Voluntary Prepayments made during such fiscal year, on a dollar-for-dollar basis, other than to the extent any such Voluntary Prepayment is funded with the proceeds of new long-term Indebtedness.

(b)               In the event that any Borrower or any Restricted Subsidiary shall receive Net Cash Proceeds from the issuance, offering, placement or incurrence of Indebtedness for money borrowed of any Borrower or any Restricted Subsidiary (other than any cash proceeds from the issuance, offering, placement or incurrence of Indebtedness for money borrowed permitted pursuant to Section 6.01), the Borrowers shall, substantially simultaneously with (and in any event not later than the fifth Business Day next following) the receipt of such Net Cash Proceeds by the Borrowers or such Restricted Subsidiary, apply an amount equal to 100% of such Net Cash Proceeds to prepay outstanding Term Loans in accordance with Section 2.13(d).

(c)                So long as any Term Loans are outstanding, mandatory prepayments of outstanding Term Loans under this Agreement shall be applied pro rata to each Class of Term Loans (except, in the case of amounts required to mandatorily prepay the Term Loans pursuant to Sections 2.13(b), such mandatory prepayments shall be allocated to each of the U.S. Term Loans and the Cayman Term Loans based on the amount of Excess Cash Flow generated by each of the U.S. Borrower and the Domestic Subsidiaries, on the one hand, and the Cayman Borrower and the Foreign Subsidiaries, on the other hand, as determined in good faith by the U.S. Borrower) and within each Class to any installments thereof (1) in direct order of maturity of the remaining installments for the next eight amortization payments following the relevant prepayment event, and (2) thereafter, ratably to the remaining installments.

(d)               Each Borrower shall deliver to the Administrative Agent, to the extent practicable, at least three Business Days prior written notice of a prepayment required under this Section 2.13. Each notice of prepayment shall specify the prepayment date, the Type of each Term Loan being prepaid and the principal amount of each Loan (or portion thereof) to be prepaid. The Administrative Agent shall promptly advise the Lenders of any notice given (and the contents thereof) pursuant to this Section 2.13. Each such Term Lender may reject all of its pro rata share of the prepayment (excluding the Outside Date Prepayment) (such declined amounts, the “Declined Proceeds”) by providing written notice (each, a “Rejection Notice”) to the Administrative Agent and the Borrowers no later than 5:00 P.M., New York City time, one (1) Business Day after the date of such Term Lender’s receipt of such notice from the Administrative Agent. Each Rejection Notice from a given Term Lender shall specify the principal amount of the prepayment to be rejected by such Term Lender. If a Term Lender fails to deliver a Rejection Notice to the Administrative Agent within the time frame specified above or such Rejection Notice fails to specify the principal amount of the prepayment to be rejected, any such failure will be deemed an acceptance of the total amount of such prepayment. Any Declined Proceeds may be retained by the Borrowers. All prepayments of Borrowings under this Section 2.13 shall be subject to Section 2.16, but shall otherwise be without premium or penalty, and (other than prepayments of ABR Revolving Loans that are not made in connection with the termination or permanent reduction of the Revolving Credit Commitments) shall be accompanied by accrued and unpaid interest on the principal amount to be prepaid to but excluding the date of payment.

(e)                In connection with any mandatory prepayments by the Borrowers of the Term Loans pursuant to this Section 2.13, such prepayments shall be applied on a pro rata basis to the then outstanding Term Loans being prepaid irrespective of whether such outstanding Term Loans are Alternate Base Rate Loans or Eurodollar Rate Loans; provided that if no Lenders exercise the right to waive a given mandatory prepayment of the Term Loans pursuant to Section 2.13(e), then, with respect to such mandatory prepayment, the amount of such mandatory prepayment shall be applied first to Term Loans that are Alternate Base Rate Term Loans to the full extent thereof before application to Term Loans that are Eurodollar Rate Term Loans in a manner that minimizes the amount of any payments required to be made by the Borrowers pursuant to Section 2.16.

(f)                In the event of any termination of all the Revolving Credit Commitments, the U.S. Borrower shall, on the date of such termination, repay or prepay all its outstanding Revolving Credit Borrowings and replace, cause to be canceled or collateralize in a manner reasonably satisfactory to the Issuing Bank with respect to all outstanding Letters of Credit. If, after giving effect to any partial reduction of the Revolving Credit Commitments, the Aggregate Revolving Credit Exposure would exceed the Total Revolving Credit Commitment, then the U.S. Borrower shall, on the date of such reduction, repay or prepay Revolving Credit Borrowings and, after the Revolving Credit Borrowings shall have been repaid or prepaid in full, replace, cause to be canceled or collateralize in a manner reasonably satisfactory to the Administrative Agent and the Issuing Bank with respect to Letters of Credit in an amount sufficient to eliminate such excess.

Notwithstanding any other provisions of this Section 2.13, if the Borrowers determine in good faith that the repatriation by any Foreign Subsidiary, of any amounts required to mandatorily prepay the Term Loans pursuant to Sections 2.13(a) or (b) above would result in material and adverse tax consequences (including from withholding tax), taking into account any foreign tax credit or benefit actually realized in connection with such repatriation (such amount, a “Restricted Amount”), as reasonably determined by the Borrowers, the amount that the U.S. Borrower shall be required to mandatorily prepay pursuant to Sections 2.13(a) or (b) above, as applicable, shall be reduced by the Restricted Amount until such time as such Foreign Subsidiaries may repatriate to the U.S. Borrower the Restricted Amount without incurring such material and adverse tax liability (the Borrowers hereby agreeing to use commercially reasonable efforts to, and to cause each of its Foreign Subsidiaries to, promptly take all available actions reasonably required to mitigate such tax liability); provided that to the extent that the repatriation of any Net Cash Proceeds or Excess Cash Flow from the relevant Foreign Subsidiary would no longer have an adverse tax consequence, an amount equal to the Net Cash Proceeds or Excess Cash Flow, as applicable, not previously applied pursuant to the immediately preceding clause shall be promptly applied to the repayment of the Term Loans pursuant to Sections 2.13(a) or (b) as otherwise required above (without regard to this paragraph).

Section 2.14        Reserve Requirements; Change in Circumstances. (a) Notwithstanding any other provision of this Agreement, if any Change in Law shall: (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of or credit extended by any Lender (except any such reserve requirement which is reflected in the Adjusted LIBO Rate); (ii) subject any Lender to any Taxes (other than (A) Excluded Taxes or (B) Indemnified Taxes) on its loans, loan principal, letters of credit, commitments or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or (iii) impose on such Lender or the London interbank market any other condition affecting this Agreement or Eurodollar Loans made by such Lender or any Letter of Credit or participation therein; and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Loan or increase the cost to any Lender or the Issuing Bank of issuing or maintaining any Letter of Credit or purchasing or maintaining a participation therein or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or otherwise) by an amount deemed by such Lender to be material, then the Borrowers will pay to such Lender, upon demand such additional amount or amounts as will compensate such Lender, for such additional costs incurred or reduction in the amount received or receivable.

(a)                If any Lender shall have determined that any Change in Law regarding capital adequacy or liquidity has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement or the Loans made or participations in Letters of Credit purchased by such Lender pursuant hereto or the Letters of Credit issued by the Issuing Bank pursuant hereto to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy and liquidity) by an amount deemed by such Lender to be material, then from time to time the Borrowers shall pay to such Lender, as the case may be, such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered.

(b)               A certificate of a Lender setting forth in reasonable detail the basis for and the calculation of the amount or amounts necessary to compensate such Lender or its holding company, as applicable, as specified in paragraph (a) or (b) above shall be delivered to the Borrowers (with a copy to the Administrative Agent) and shall be conclusive absent manifest error. The Borrowers shall pay such Lender the amount shown as due on any such certificate delivered by it within 10 days after its receipt of the same.

(c)                Failure or delay on the part of any Lender to demand compensation for any increased costs or reduction in amounts received or receivable or reduction in return on capital shall not constitute a waiver of such Lender’s right to demand such compensation; provided that the Borrowers shall not be under any obligation to compensate any Lender under paragraph (a) or (b) above with respect to increased costs or reductions with respect to any period prior to the date that is 120 days prior to such request if such Lender knew or could reasonably have been expected to know of the circumstances giving rise to such increased costs or reductions and of the fact that such circumstances would result in a claim for increased compensation by reason of such increased costs or reductions; provided, further, that the foregoing limitation shall not apply to any increased costs or reductions arising out of the retroactive application of any Change in Law within such 120-day period. The protection of this Section shall be available to each Lender regardless of any possible contention of the invalidity or inapplicability of the Change in Law that shall have occurred or been imposed; provided that no Lender shall claim any compensation under this Section unless such Lender is generally seeking similar compensation from similarly situated borrowers.

Section 2.15        Change in Legality. (a) Notwithstanding any other provision of this Agreement, if any Change in Law shall make it unlawful for any Lender to make or maintain any Eurodollar Loan or to give effect to its obligations as contemplated hereby with respect to any Eurodollar Loan, by written notice to the Borrowers and to the Administrative Agent:

(i)                         such Lender may declare that Eurodollar Loans will not thereafter (for the duration of such unlawfulness) be made by such Lender hereunder (or be continued for additional Interest Periods) and ABR Loans will not thereafter (for such duration) be converted into Eurodollar Loans, whereupon any request for a Eurodollar Borrowing (or to convert an ABR Borrowing to a Eurodollar Borrowing or to continue a Eurodollar Borrowing for an additional Interest Period) shall, as to such Lender only, be deemed a request for an ABR Loan (or a request to continue an ABR Loan as such for an additional Interest Period or to convert a Eurodollar Loan into an ABR Loan, as the case may be), unless such declaration shall be subsequently withdrawn; and

(ii)                         such Lender may require that all outstanding Eurodollar Loans made by it be converted to ABR Loans, in which event all such Eurodollar Loans shall be automatically converted to ABR Loans as of the effective date of such notice as provided in paragraph (b) below.

In the event any Lender shall exercise its rights under (i) or (ii) above, all payments and prepayments of principal that would otherwise have been applied to repay the Eurodollar Loans that would have been made by such Lender or the converted Eurodollar Loans of such Lender shall instead be applied to repay the ABR Loans made by such Lender in lieu of, or resulting from the conversion of, such Eurodollar Loans.

(b)               For purposes of this Section 2.15, notices to the Borrowers by any Lender shall be effective as to each Eurodollar Loan made by such Lender, if lawful, on the last day of the Interest Period then applicable to such Eurodollar Loan; in all other cases such notice shall be effective on the date of receipt by the Borrowers.

Section 2.16        LIBOR Breakage. The Borrowers shall indemnify each Lender against any loss or expense that such Lender may sustain or incur as a consequence of any event, other than a default by such Lender in the performance of its obligations hereunder, which results in (i) such Lender receiving or being deemed to receive any amount on account of the principal of any Eurodollar Loan prior to the end of the Interest Period in effect therefor, (ii) the conversion of any Eurodollar Loan to an ABR Loan, or the conversion of the Interest Period with respect to any Eurodollar Loan, in each case other than on the last day of the Interest Period in effect therefor, or (iii) any Eurodollar Loan to be made by such Lender (including any Eurodollar Loan to be made pursuant to a conversion or continuation under Section 2.10) not being made after notice of such Loan shall have been given by the Borrowers hereunder (any of the events referred to in this sentence being called a “Breakage Event”). In the case of any Breakage Event, such loss shall include an amount equal to the excess, as reasonably determined by such Lender, of (i) its cost of obtaining funds for the Eurodollar Loan that is the subject of such Breakage Event for the period from the date of such Breakage Event to the last day of the Interest Period in effect (or that would have been in effect) for such Loan over (ii) the amount of interest likely to be realized by such Lender in redeploying the funds released or not utilized by reason of such Breakage Event for such period. A certificate of any Lender setting forth in reasonable detail the basis for and the calculation of the amount or amounts which such Lender is entitled to receive pursuant to this Section 2.16 shall be delivered to the Borrowers (with a copy to the Administrative Agent) and shall be conclusive absent manifest error.

Section 2.17        Pro Rata Treatment. Subject to the express provisions of this Agreement which require, or permit, differing payments to be made to non-Defaulting Lenders as opposed to Defaulting Lenders, and as required or contemplated under Sections 2.15 or 2.24, each Borrowing, each payment or prepayment of principal of any Borrowing, each payment of interest on the Loans, each payment of the Commitment Fees, each reduction of the Commitments or the Revolving Credit Commitments and each conversion of any Borrowing to or continuation of any Borrowing as a Borrowing of any Type shall be allocated pro rata among the Lenders in accordance with their respective applicable Commitments (or, if such Commitments shall have expired or been terminated, in accordance with the respective principal amounts of their outstanding Loans). Each Lender agrees that in computing such Lender’s portion of any Borrowing to be made hereunder, the Administrative Agent may, in its discretion, round each Lender’s percentage of such Borrowing to the next higher or lower whole dollar amount.

Section 2.18        Sharing of Setoffs. Each Lender agrees that if it shall, through the exercise of a right of banker’s lien, setoff or counterclaim against the Borrowers or any other Loan Party, or pursuant to a secured claim under Section 506 of Title 11 of the United States Code or other security or interest arising from, or in lieu of, such secured claim, received by such Lender under any applicable bankruptcy, insolvency or other similar law or otherwise, or by any other means, obtain payment (voluntary or involuntary) in respect of any Loans or L/C Disbursement as a result of which the unpaid principal portion of its Loans and participations in L/C Disbursements shall be proportionately less than the unpaid principal portion of the Loans and participations in L/C Disbursements of any other Lender, it shall be deemed simultaneously to have purchased from such other Lender at face value, and shall promptly pay to such other Lender the purchase price for, a participation in the Loans and L/C Exposure of such other Lender, so that the aggregate unpaid principal amount of the Loans and L/C Exposure and participations in Loans and L/C Exposure held by each Lender shall be in the same proportion to the aggregate unpaid principal amount of all Loans and L/C Exposure then outstanding as the principal amount of its Loans and L/C Exposure prior to such exercise of banker’s lien, setoff or counterclaim or other event was to the principal amount of all Loans and L/C Exposure outstanding prior to such exercise of banker’s lien, setoff or counterclaim or other event; provided, however, that (i) if any such purchase or purchases or adjustments shall be made pursuant to this Section 2.18 and the payment giving rise thereto shall thereafter be recovered, such purchase or purchases or adjustments shall be rescinded to the extent of such recovery and the purchase price or prices or adjustment restored without interest and (ii) the provisions of this Section 2.18 shall not be construed to apply to any payment made by the Borrowers pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans. The Borrowers expressly consent to the foregoing arrangements and agree that any Lender holding a participation in a Loan or L/C Disbursement deemed to have been so purchased may exercise any and all rights of banker’s lien, setoff or counterclaim with respect to any and all moneys owing by the Borrowers to such Lender by reason thereof as fully as if such Lender had made a Loan directly to the Borrowers in the amount of such participation.

Section 2.19        Payments. (a) The Borrowers shall make each payment (including principal of or interest on any Borrowing or any L/C Disbursement or any Fees or other amounts) hereunder and under any other Loan Document not later than 12:00 (noon), New York City time, on the date when due in immediately available dollars (except as provided in Section 2.12(f)), without setoff, defense or counterclaim. Each such payment (other than Issuing Bank Fees, which shall be paid directly to the Issuing Bank) shall be made to the Administrative Agent at its offices at Eleven Madison Avenue, New York, NY 10010. All payments received by the Administrative Agent after 12:00 (noon) New York City time, shall be deemed received on the next Business Day (in the Administrative Agent’s sole discretion) and any applicable interest shall continue to accrue. The Administrative Agent shall promptly distribute to each Lender any payments received by the Administrative Agent on behalf of such Lender. Each payment to be made by the Borrowers hereunder shall be made in dollars (except as provided in Section 2.12(f)).

(a)                Except as otherwise expressly provided herein, whenever any payment (including principal of or interest on any Borrowing or any Fees or other amounts) hereunder or under any other Loan Document shall become due, or otherwise would occur, on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of interest or Fees, if applicable.

(b)               Unless the Administrative Agent shall have received notice from the Borrowers prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the Issuing Bank hereunder that the Borrowers will not make such payment, the Administrative Agent may assume that the Borrowers have made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Bank, as the case may be, the amount due. In such event, if the Borrowers do not in fact make such payment, then each of the Lenders or the Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender, and to pay interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at a rate determined by the Administrative Agent to represent its cost of overnight or short-term funds (which determination shall be conclusive absent manifest error).

Section 2.20        Taxes. (a) Any and all payments by or on account of any obligation of any Loan Party hereunder or under any other Loan Document shall be made free and clear of and without deduction or withholding for any Taxes. If any applicable law (as determined in the good faith discretion of the Administrative Agent or any Loan Party) requires the deduction or withholding of any Tax from any such payment by an applicable Loan Party, then the Administrative Agent or such Loan Party shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law. If such Taxes are Indemnified Taxes, then the sum payable by the applicable Loan Party shall be increased as necessary so that after all such required deductions have been made (including deductions applicable to additional sums payable under this Section), the Administrative Agent or Lender (as the case may be) receives an amount equal to the sum it would have received had no such deduction or withholding been made.

(a)                In addition, the Loan Parties shall timely pay to the relevant Governmental Authority in accordance with applicable law or, at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes.

(b)               The Loan Parties shall severally indemnify the Administrative Agent and each Lender, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes payable or paid by the Administrative Agent or such Lender, or required to be withheld or deducted from a payment to the Administrative Agent or such Lender (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section), and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate setting forth in reasonable detail the basis for and the calculation of the amount of such payment or liability delivered to the Borrowers (with a copy to the Administrative Agent) by a Lender, or by the Administrative Agent on behalf of itself or a Lender, shall be conclusive absent manifest error.

(c)                Each Lender shall severally indemnify the Administrative Agent, within 10 days after written demand therefor, for (i) (x) any Indemnified Taxes attributable to such Lender (but only to the extent that any Loan Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so) and (y) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 9.04(f) relating to the maintenance of a Participant Register and (ii) the full amount of any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent on or with respect to any payment by or on account of any obligation of any Loan Party under any Loan Document and any reasonable expenses arising therefrom or with respect thereto, whether or not such Excluded Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (d).

(d)               As soon as practicable after any payment of Taxes by any Loan Party to a Governmental Authority pursuant to this Section 2.20, such Loan Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(e)                (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrowers and the Administrative Agent, at the time or times reasonably requested by the Borrowers or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrowers or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrowers or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrowers or the Administrative Agent as will enable the Borrowers or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.20(f)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(i)                         Without limiting the generality of the foregoing, in the event that the relevant Borrower is a U.S. Person,

(A)             each Lender that is a U.S. Person, shall deliver to the Borrowers and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrowers or the Administrative Agent), properly completed and duly executed original copies of IRS Form W-9 or successor form certifying that such Lender is exempt from U.S. federal backup withholding tax;

(B)     each Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrowers and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter after the reasonable request of the Borrowers or the Administrative Agent), whichever of the following is applicable:

(1)               in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN or BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(2)               two accurate, complete, original and signed copies of IRS Form W-8ECI or successor form;

(3)               in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit D to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of Holdings within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN or BEN-E, as applicable; or

(4)               in the case of such a Foreign Lender that is not the beneficial owner of payments hereunder (including a partnership or a participating Lender), (x) two accurate, complete, original and signed copies of IRS Form W-8IMY or successor form on behalf of itself and (y) an IRS Form W-8ECI or W-8BEN or BEN-E, as applicable, a U.S. Tax Compliance Certificate substantially in the form of Exhibit D, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that, if the Foreign Lender is a partnership (and not a participating Lender) and one or more beneficial owners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit D on behalf of such beneficial owner(s);

(C)     any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrowers and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrowers or the Administrative Agent), executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrowers or the Administrative Agent to determine the withholding or deduction required to be made; and

(D)             if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrowers and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrowers or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrowers or the Administrative Agent as may be necessary for the Borrowers and the Administrative Agent to comply with their obligations under FATCA and to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (C), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

Each Lender agrees that if any change in circumstances which would modify or render invalid any form or certification provided pursuant to this Section 2.20, it shall promptly update such form or certification or promptly notify the Borrowers and the Administrative Agent in writing of its legal inability to do so.

(f)                At no time shall the Agent have any obligation to file for or otherwise pursue on behalf of a Lender, or have any obligation to pay to any Lender, any refund of Taxes withheld or deducted from funds paid for the account of such Lender. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.20 (including by the payment of additional amounts pursuant to this Section 2.20), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 2.20 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (g) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (g), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (g) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph (g) shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other person.

(g)               Each party’s obligations under this Section 2.20 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender and the repayment, satisfaction or discharge of all obligations under any Loan Document.

(h)               For purposes of this Section 2.20, the term “applicable law” includes FATCA.

Section 2.21        Assignment of Commitments Under Certain Circumstances; Duty to Mitigate. (a) In the event (i) any Lender delivers a certificate requesting compensation pursuant to Section 2.14, (ii) any Lender delivers a notice described in Section 2.15, (iii) the Borrowers are required to pay any additional amount to any Lender or any Governmental Authority on account of any Lender pursuant to Section 2.20, (iv) any Lender becomes a Defaulting Lender or (v) any Lender refuses to consent to any amendment, waiver or other modification of any Loan Document requested by the Borrowers that requires the consent of a greater percentage of the Lenders than the Required Lenders and such amendment, waiver or other modification is consented to by the Required Lenders, each Borrower may, at its sole expense and effort (including with respect to the processing and recordation fee referred to in Section 9.04(b)), upon notice to such Lender, as the case may be, and the Administrative Agent, require such Lender to transfer and assign, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all of its interests, rights and obligations under this Agreement (or, in the case of clause (v) above, all of its interests, rights and obligation with respect to the Class of Loans or Commitments that is the subject of the related consent, amendment, waiver or other modification) to an Eligible Assignee that shall assume such assigned obligations (which Eligible Assignee may be another Lender, if a Lender accepts such assignment); provided that (x) such assignment shall not conflict with any law, rule or regulation or order of any court or other Governmental Authority having jurisdiction, (y) the Borrowers shall have received the prior written consent of the Administrative Agent (and, if a Revolving Credit Commitment is being assigned, of the Issuing Bank), which consent shall not unreasonably be withheld or delayed, and (z) the Borrowers or such Eligible Assignee shall have paid to the affected Lender in immediately available funds an amount equal to the sum of the principal of and interest accrued to the date of such payment on the outstanding Loans or L/C Disbursements of such Lender, plus all Fees and other amounts accrued for the account of such Lender hereunder with respect thereto including (x) the premium, if any, that would have been payable pursuant to Section 2.12(d) if such Lender’s Loans had been prepaid on such date and (y) any amounts under Sections 2.14, 2.16 and 9.05 (as to events arising prior to the date of assignment); provided, further, that, if prior to any such transfer and assignment the circumstances or event that resulted in such Lender’s claim for compensation under Section 2.14, notice under Section 2.15 or the amounts paid pursuant to Section 2.20, as the case may be, cease to cause such Lender to suffer increased costs or reductions in amounts received or receivable or reduction in return on capital, or cease to have the consequences specified in Section 2.15, or cease to result in amounts being payable under Section 2.20, as the case may be (including as a result of any action taken by such Lender pursuant to paragraph (b) below), or if such Lender shall waive its right to claim further compensation under Section 2.14 in respect of such circumstances or event or shall withdraw its notice under Section 2.15 or shall waive its right to further payments under Section 2.20 in respect of such circumstances or event or shall consent to the proposed amendment, waiver, consent or other modification, as the case may be, then such Lender shall not thereafter be required to make any such transfer and assignment hereunder. Each Lender hereby grants to the Administrative Agent an irrevocable power of attorney (which power is coupled with an interest) to execute and deliver, on behalf of such Lender, as assignor, any Assignment and Acceptance (provided that any Assignment and Acceptance executed and delivered by the Administrative Agent pursuant to the power of attorney granted hereby shall be in the form of Exhibit B) necessary to effectuate any assignment of such Lender’s interests hereunder in the circumstances contemplated by this Section 2.21(a). The Administrative Agent shall promptly notify the applicable Lender in respect of any Assignment and Acceptance pursuant to this Section 2.21.

(a)                If (i) any Lender shall request compensation under Section 2.14, (ii) any Lender delivers a notice described in Section 2.15 or (iii) the Borrowers are required to pay any additional amount to any Lender or any Governmental Authority on account of any Lender, pursuant to Section 2.20, then such Lender shall use reasonable efforts (which shall not require such Lender to incur an unreimbursed loss or unreimbursed cost or expense or otherwise take any action inconsistent with its internal policies or legal or regulatory restrictions or suffer any disadvantage or burden deemed by it to be significant) (x) to file any certificate or document reasonably requested in writing by the Borrowers or (y) to assign its rights and delegate and transfer its obligations hereunder to another of its offices, branches or affiliates, if such filing or assignment would reduce its claims for compensation under Section 2.14 or enable it to withdraw its notice pursuant to Section 2.15 or would reduce amounts payable pursuant to Section 2.20, as the case may be, in the future. The Borrowers hereby agree to pay all reasonable costs and expenses incurred by any Lender in connection with any such filing or assignment, delegation and transfer.

Notwithstanding the foregoing, no Lender shall seek compensation under Section 2.14, 2.15 or 2.16 unless such Lender is generally seeking similar and proportionate compensation from similarly situated borrowers.

Section 2.22        Letters of Credit

(a)                General. The U.S. Borrower may request the issuance of a Letter of Credit denominated in dollars for their own accounts or for the account of any Restricted Subsidiaries (in which case the U.S. Borrower and such Restricted Subsidiary shall be co-applicants with respect to such Letter of Credit), in a form reasonably acceptable to the Administrative Agent and the Issuing Bank, at any time and from time to time while the L/C Commitment remains in effect; provided that, for the avoidance of doubt, neither Credit Suisse AG, Cayman Islands Branch nor any of its Affiliates shall be required to issue documentary or commercial (as opposed to standby) Letters of Credit. This Section shall not be construed to impose an obligation upon the Issuing Bank to issue any Letter of Credit that is inconsistent with the terms and conditions of this Agreement.

(b)               Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. In order to request the issuance of a Letter of Credit (or to amend, renew or extend an existing Letter of Credit), the U.S. Borrower shall deliver or fax to the Issuing Bank and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, the date of issuance, amendment, renewal or extension, the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) below), the amount of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare such Letter of Credit. A Letter of Credit shall be issued, amended, renewed or extended only if, and upon issuance, amendment, renewal or extension of each Letter of Credit the U.S. Borrower shall be deemed to represent and warrant that, after giving effect to such issuance, amendment, renewal or extension (i) the L/C Exposure shall not exceed $5,000,000 and (ii) the Aggregate Revolving Credit Exposure shall not exceed the Total Revolving Credit Commitment.

(c)                Expiration Date. Each Letter of Credit shall expire at the close of business on the earlier of the date one year after the date of the issuance of such Letter of Credit and the date that is five Business Days prior to the Revolving Credit Maturity Date, unless such Letter of Credit expires by its terms on an earlier date; provided, however, that a Letter of Credit may, upon the request of the U.S. Borrower, include a provision whereby such Letter of Credit shall be renewed automatically for additional consecutive periods of 12 months or less (but not beyond the date that is five Business Days prior to the Revolving Credit Maturity Date) unless the Issuing Bank notifies the beneficiary thereof at least 30 days (or such longer period as may be specified in such Letter of Credit) prior to the then-applicable expiration date that such Letter of Credit will not be renewed; provided, further, that any such Letter of Credit may expire after the Revolving Credit Maturity Date so long as it is a condition to the issuance of such Letter of Credit that the U.S. Borrower, at least 10 days prior to the Revolving Credit Maturity Date, collateralizes (by means of cash or letters of credit) such Letter of Credit on terms reasonably acceptable to the Issuing Bank and, in such event, acceptance by the Issuing Bank of collateral in respect of such Letter of Credit will relieve each Revolving Credit Lender of its obligation to participate in such Letter of Credit after the termination of the Revolving Credit Commitments in accordance with this Agreement.

(d)               Participations. By the issuance of a Letter of Credit and without any further action on the part of the Issuing Bank or the Lenders, the Issuing Bank hereby grants to each Revolving Credit Lender, and each such Lender hereby acquires from the Issuing Bank, a participation in such Letter of Credit equal to such Lender’s Pro Rata Percentage of the aggregate amount available to be drawn under such Letter of Credit, effective upon the issuance of such Letter of Credit. In consideration and in furtherance of the foregoing, each Revolving Credit Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the Issuing Bank, such Lender’s Pro Rata Percentage of each L/C Disbursement made by the Issuing Bank and not reimbursed by the U.S. Borrower (or, if applicable, another party pursuant to its obligations under any other Loan Document) forthwith on the date due as provided in Section 2.02(e) in dollars. Each Revolving Credit Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or an Event of Default, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

(e)                Reimbursement. If the Issuing Bank shall make any L/C Disbursement in respect of a Letter of Credit, the U.S. Borrower shall pay to the Administrative Agent an amount equal to such L/C Disbursement on or prior to the later of (1) the Business Day immediately following the day on which the U.S. Borrower shall have received notice from the Issuing Bank that payment of such draft will be made and (2) the Business Day after the day on which such payment is actually made.

(f)                Obligations Absolute. The U.S. Borrower’s obligations to reimburse L/C Disbursements as provided in paragraph (e) above shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement, under any and all circumstances whatsoever, and irrespective of:

(i)                         any lack of validity or enforceability of any Letter of Credit or any Loan Document, or any term or provision therein;

(ii)                         the existence of any claim, setoff, defense or other right that the U.S. Borrower, any other party guaranteeing, or otherwise obligated with, the U.S. Borrower, any Restricted Subsidiary or other Affiliate thereof or any other person may at any time have against the beneficiary under any Letter of Credit, the Issuing Bank, the Administrative Agent or any Lender or any other person, whether in connection with this Agreement, any other Loan Document or any other related or unrelated agreement or transaction;

(iii)                         any draft or other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

(iv)                         payment by the Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not strictly comply with the terms of such Letter of Credit; and

(v)                         any other act or omission to act or delay of any kind of the Issuing Bank, the Lenders, the Administrative Agent or any other person or any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of the U.S. Borrower’s obligations hereunder.

The foregoing shall not be construed to excuse the Issuing Bank from liability to the U.S. Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the U.S. Borrower to the extent permitted by applicable law) suffered by the U.S. Borrower that are caused by the Issuing Bank’s gross negligence or willful misconduct in determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof; it is understood that the Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary and, in making any payment under any Letter of Credit (i) the Issuing Bank’s exclusive reliance on the documents presented to it under such Letter of Credit as to any and all matters set forth therein, including reliance on the amount of any draft presented under such Letter of Credit, whether or not the amount due to the beneficiary thereunder equals the amount of such draft and whether or not any document presented pursuant to such Letter of Credit proves to be insufficient in any respect, if such document on its face appears to be in order, and whether or not any other statement or any other document presented pursuant to such Letter of Credit proves to be forged or invalid or any statement therein proves to be inaccurate or untrue in any respect whatsoever and (ii) any noncompliance in any immaterial respect of the documents presented under such Letter of Credit with the terms thereof shall, in each case, be deemed not to constitute gross negligence or willful misconduct of the Issuing Bank.

(g)               Disbursement Procedures. The Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. The Issuing Bank shall as promptly as possible give telephonic notification, confirmed by fax, to the Administrative Agent and the U.S. Borrower of such demand for payment and whether the Issuing Bank has made or will make an L/C Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the U.S. Borrower of their obligation to reimburse the Issuing Bank and the Revolving Credit Lenders with respect to any such L/C Disbursement.

(h)               Interim Interest. If the Issuing Bank shall make any L/C Disbursement in respect of a Letter of Credit, then, unless the U.S. Borrower shall reimburse such L/C Disbursement in full on such date, the unpaid amount thereof shall bear interest for the account of the Issuing Bank, for each day from and including the date of such L/C Disbursement, to but excluding the earlier of the date of payment by the U.S. Borrower or the date on which interest shall commence to accrue thereon as provided in Section 2.02(e), at the rate per annum that would apply to such amount if such amount were an ABR Revolving Loan.

(i)                 Resignation or Removal of the Issuing Bank. The Issuing Bank may resign at any time by giving 30 days’ prior written notice to the Administrative Agent, the Lenders and the U.S. Borrower, and may be removed at any time by the U.S. Borrower by notice to the Issuing Bank, the Administrative Agent and the Lenders. Upon the acceptance of any appointment as the Issuing Bank hereunder by a Lender that shall agree to serve as successor Issuing Bank, such successor shall succeed to and become vested with all the interests, rights and obligations of the retiring Issuing Bank. At the time such removal or resignation shall become effective, the U.S. Borrower shall pay all accrued and unpaid fees pursuant to Section 2.05(c)(ii). The acceptance of any appointment as the Issuing Bank hereunder by a successor Lender shall be evidenced by an agreement entered into by such successor, in a form satisfactory to the U.S. Borrower and the Administrative Agent, and, from and after the effective date of such agreement, (i) such successor Lender shall have all the rights and obligations of the previous Issuing Bank under this Agreement and the other Loan Documents and (ii) references herein and in the other Loan Documents to the term “Issuing Bank” shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the resignation or removal of the Issuing Bank hereunder, the retiring Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement and the other Loan Documents with respect to Letters of Credit issued by it prior to such resignation or removal, but shall not be required to issue additional Letters of Credit.

(j)                 Cash Collateralization. If any Event of Default shall occur and be continuing, the U.S. Borrower shall, on the Business Day after they receive notice from the Administrative Agent or the Required Lenders (or, if the maturity of the Loans has been accelerated, Revolving Credit Lenders holding participations in outstanding Letters of Credit representing greater than 50% of the aggregate undrawn amount of all outstanding Letters of Credit) thereof and of the amount to be deposited, deposit in an account with the Collateral Agent, for the benefit of the Revolving Credit Lenders, an amount in cash equal to 103% of the L/C Exposure as of such date. Such deposit shall be held by the Collateral Agent as collateral for the payment and performance of the Obligations. The Collateral Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits in Cash Equivalents, which investments shall be made at the option and sole discretion of the Collateral Agent, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall (i) automatically be applied by the Administrative Agent to reimburse the Issuing Bank for L/C Disbursements for which it has not been reimbursed, (ii) be held for the satisfaction of the reimbursement obligations of the U.S. Borrower for the L/C Exposure at such time and (iii) if the maturity of the Loans has been accelerated (but subject to the consent of Revolving Credit Lenders holding participations in outstanding Letters of Credit representing greater than 50% of the aggregate undrawn amount of all outstanding Letters of Credit), be applied to satisfy the Obligations. If the U.S. Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the U.S. Borrower within three Business Days after all Events of Default have been cured or waived.

(k)               Additional Issuing Banks. The U.S. Borrower may, at any time and from time to time with the consent of the Administrative Agent (which consent shall not be unreasonably withheld or delayed) and such Lender, designate one or more additional Lenders to act as an issuing bank under the terms of this Agreement, subject to reporting requirements reasonably satisfactory to the Administrative Agent with respect to issuances, amendments, extensions and terminations of Letters of Credit by such additional issuing bank. Any Lender designated as an issuing bank pursuant to this paragraph (k) shall be deemed to be an “Issuing Bank” (in addition to being a Lender) in respect of Letters of Credit issued or to be issued by such Lender, and, with respect to such Letters of Credit, such term shall thereafter apply to the other Issuing Bank and such Lender.

Section 2.23        Refinancing Amendments. (a) At any time after the Third Restatement Date, the Borrowers may obtain, from any Lender or any Additional Lender, Credit Agreement Refinancing Indebtedness in respect of all or any portion of the Term Loans or outstanding Revolving Loans (or unused Revolving Credit Commitments) under this Agreement, in the form of Other Term Loans (or Other Term Loan Commitments) or Other Revolving Loans (or Other Revolving Credit Commitments), as the case may be, in each case pursuant to a Refinancing Amendment; provided that such Credit Agreement Refinancing Indebtedness (i) shall be secured by the Collateral, and Guaranteed by the Guarantors, on a pari passu basis with the Obligations pursuant to the Security Documents and shall not be secured by any property or assets other than Collateral or Guaranteed by any person other than a Guarantor, (ii) (x) in the case of Other Revolving Credit Commitments, will have a maturity date that is not prior to the maturity date of Revolving Credit Commitments being refinanced and (y) in the case of any Other Term Loans, will have a maturity date that is not prior to the maturity date of, and will have a Weighted Average Life to Maturity that is not shorter than, the Term Loans being refinanced and (iii) in the event that a Refinancing Amendment with respect to Loans (other than Incremental Loans) does not refinance the Loans (other than Incremental Loans) in full, if the initial yield on such Credit Agreement Refinancing Indebtedness (as determined by the Administrative Agent to be equal to the sum of (x) the margin above the Adjusted LIBO Rate on such Loans (which shall be increased by the amount that any “LIBOR floor” applicable to such Loans on the date such Loans are made would exceed the Adjusted LIBO Rate for a three-month Interest Period commencing on such date) and (y) if such Loans are initially made at a discount or the Lenders making the same receive a fee directly or indirectly from Holdings, the Borrowers or any Restricted Subsidiary for doing so (but excluding the effect of any arrangement, structuring, syndication or other fees payable in connection therewith that are not shared with all lenders or holders thereof) (the amount of such discount or fee, expressed as a percentage of such Loans, being referred to herein as “OID”), the amount of such OID divided by the lesser of (A) the average life to maturity (expressed in years) of such Loans and (B) four exceeds by more than 50 basis points (the amount of such excess above 50 basis points being referred to herein as the “Refinancing Yield Differential”) the sum of (A) the Applicable Rate then in effect for Eurodollar Term Loans (which shall be increased by the amount that any “LIBOR floor” applicable to such Eurocurrency Term Loans on the date such Credit Agreement Refinancing Indebtedness is incurred would exceed the Adjusted LIBO Rate for a three-month Interest Period commencing on such date (without taking into account the last sentence of the definition of LIBO Rate)) and (B) the amount of the OID initially paid in respect of the Term Loans, divided by four, then the Applicable Rate then in effect for the Term Loans shall automatically be increased by the Refinancing Yield Differential, effective upon the making of the Credit Agreement Refinancing Indebtedness.

(a)                The effectiveness of any Refinancing Amendment shall be subject to the satisfaction on the date thereof of each of the conditions set forth in paragraphs (b) and (c) of Section 4.01 and, except as otherwise specified in the applicable Refinancing Amendment, the Administrative Agent shall have received (with sufficient copies for each of the Additional Lenders) legal opinions, board resolutions and other closing certificates reasonably requested by the Administrative Agent and consistent with those delivered on the Third Restatement Date under Section 4.02, other than changes to such legal opinions resulting from a change in law, change in fact or change to counsel’s form of opinion that are reasonably satisfactory to the Administrative Agent.

(b)               Each Class of Credit Agreement Refinancing Indebtedness incurred under this Section 2.23 shall be in an aggregate principal amount not less than $5,000,000 and an integral multiple of $1,000,000 in excess thereof unless such amount represents the total outstanding amount of the Refinanced Debt or the Administrative Agent otherwise consents. The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Refinancing Amendment.

(c)                Any Refinancing Amendment may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrowers, to reflect the existence of the Credit Agreement Refinancing Indebtedness incurred pursuant thereto and to otherwise effect the provisions of this Section 2.23.

Section 2.24        Incremental Loans. (a) The Borrowers may, by written notice delivered to the Administrative Agent from time to time on one or more occasions after the Third Restatement Date, request Incremental Commitments in an aggregate principal amount for all such Incremental Commitments of up to (A) during the Waiver Period, $0, except up to $85,000,000 solely in connection with the incurrence of a Main Street Loan, and (B) at any time other than during the Waiver Period, an unlimited amount, so long as in the case of this clause (ii), after giving effect to such Incremental Loans (and assuming in the case of any Incremental Revolving Credit Commitments, that such Incremental Revolving Loans have been fully drawn) and the use of proceeds thereof, the First Lien Net Leverage Ratio calculated on a Pro Forma Basis shall be equal to or less than 4.00 to 1.00 (the “Incremental Loan Amount”). Such notice shall set forth (x) the amount of the Incremental Commitments being requested (which shall be in minimum increments of $1,000,000 and a minimum amount of $5,000,000 or such lesser amount equal to the remaining Incremental Loan Amount), (y) the date on which such Incremental Loan Commitments are requested to become effective (which shall not be less than 5 Business Days nor more than 60 days after the date of such notice, unless the Administrative Agent shall otherwise agree) and (z) whether such Incremental Commitments are commitments to make additional Term Loans, additional Revolving Loans or term loans or revolving loans with terms different from the Loans (loans with different terms from the Loans being referred to herein as “Specified Incremental Loans” and such commitments, “Specified Incremental Loan Commitments”), as applicable.

(a)                The Borrowers and each Incremental Lender shall execute and deliver to the Administrative Agent an Incremental Assumption Agreement and such other documentation as the Administrative Agent shall reasonably specify to evidence the Incremental Commitment of each Incremental Lender. Each Incremental Assumption Agreement shall specify the terms of any Incremental Loans to be made thereunder; provided that (i) without the prior written consent of the Required Lenders,

(A)             the final maturity date of any Incremental Term Loans shall be no earlier than the Maturity Date and, other than in the case of a Main Street Loan, the Weighted Average Life to Maturity of the Incremental Term Loans shall be no shorter than the Weighted Average Life to Maturity of the Term Loans;

(B)     the final maturity date of any Incremental Revolving Loans shall be no earlier than a date to be determined by the Borrowers and the Incremental Lenders (but not later than the Revolving Credit Maturity Date) (such date, the “Incremental Revolving Credit Maturity Date”);

(C)     the interest rate margins applicable to any Incremental Term Loan or any Incremental Revolving Loan will be determined by the Borrowers and the applicable Incremental Lenders; provided that

(I) solely for the benefit of the Term Loans incurred on the Third Restatement Date, if the initial yield on such Incremental Term Loan (as reasonably determined by the Administrative Agent in consultation with the Borrowers to be equal to the sum of (x) the margin above the Adjusted LIBO Rate on such Incremental Term Loans (which shall be increased by the amount that any “LIBOR floor” applicable to such Incremental Term Loa on the date such Incremental Term Loans are made would exceed the LIBO Rate for a three-month Interest Period commencing on such date) and (y) if such Incremental Term Loans are initially made with OID, the amount of such OID divided by the lesser of (A) the average life to maturity (expressed in years) of such Incremental Term Loans and (B) four) exceeds by more than 50 basis points (the amount of such excess above 50 basis points being referred to herein as the “Incremental Yield Differential”) the sum of (A) the Applicable Rate then in effect for Eurodollar Term Loans (which shall be increased by the amount that any “LIBOR floor” applicable to such Eurodollar Term Loans, on the date such Incremental Loans are made would exceed the Adjusted LIBO Rate for a three-month Interest Period commencing on such date) (but excluding any customary arrangement, underwriting, structuring or similar fees in connection therewith that are not paid to all of the Lenders providing such Incremental Term Loans), and (B) the amount of the OID initially paid in respect of the Term Loans, divided by four, then the Applicable Rate then in effect for the Term Loans shall automatically be increased by the Incremental Yield Differential, effective upon the making of the Incremental Term Loans, and

(II) solely for the benefit of the Incremental Revolving Loans incurred under the Initial Revolving Credit Commitments in effect on the Third Restatement Date, if the initial yield on such Incremental Revolving Loans (if documented as a separate tranche) (as reasonably determined by the Administrative Agent in consultation with the Borrowers to be equal to the sum of (x) the margin above the Adjusted LIBO Rate on such Incremental Revolving Loans (which shall be increased by the amount that any “LIBOR floor” applicable to such Incremental Revolving Loans on the date such Incremental Revolving Loans are made would exceed the LIBO Rate for a three-month Interest Period commencing on such date) and (y) if such Incremental Revolving Loans are initially made with OID, the amount of such OID divided by the lesser of (A) the average life to maturity (expressed in years) of such Incremental Revolving Loans and (B) four) exceeds by more than 50 basis points, the sum of (A) the Applicable Rate then in effect for the existing Eurodollar Revolving Loans (which shall be increased by the amount that any “LIBOR floor” applicable to such Eurodollar Revolving Loans incurred under the Initial Revolving Credit Commitments in effect on the Third Restatement Date on the date such Incremental Revolving Loans are made would exceed the Adjusted LIBO Rate for a three-month Interest Period commencing on such date) (but excluding any customary arrangement, underwriting, structuring or similar fees in connection therewith that are not paid to all of the Lenders providing such Incremental Revolving Loans), and (B) the amount of the OID initially paid in respect of the existing Revolving Loans, divided by four, then the Applicable Rate then in effect for the existing Revolving Loans incurred under the Initial Revolving Credit Commitments in effect on the Third Restatement Date shall automatically be increased by the Incremental Yield Differential, effective upon the making of the Incremental Revolving Loans;

(D)             all representations and warranties set forth in Article III and in each other Loan Document shall be true, correct and complete in all material respects on and as of the date of effectiveness of any Incremental Assumption Agreement and with the same effect as though made on and as of such date; provided that to the extent such representations and warranties expressly relate to an earlier date, such representations and warranties shall be true, correct and complete in all respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true, correct and complete in all respects on and as of the date of effectiveness of any Incremental Assumption Agreement or on such earlier date, as the case may be;

(E)     no Default or Event of Default shall exist or would exist immediately after giving effect thereto;

(F)               the Incremental Loans shall have the same guarantees as, and be secured on a pari passu basis by the same Collateral securing the existing Loans; and

(G)             all fees and expenses owing in respect of such increase to the Administrative Agent and the Lenders shall have been paid and

(ii) all terms and documentation with respect to any Incremental Loans which differ from those with respect to the Term Loans or Revolving Loans, as applicable (except those terms set forth in clauses (i)(A), (B), (C) and (F) above), shall be reasonably satisfactory to the Administrative Agent; it being understood and agreed that the terms of any Incremental Loans that are incurred as Main Street Loans and required by the CARES Act shall be deemed to be reasonably acceptable to the Administrative Agent; provided that, for the avoidance of doubt, synthetic letter of credit facilities shall be permitted to be requested as Incremental Term Loan Commitments; provided, further, that, with respect to any Incremental Commitment incurred for the primary purpose of financing a Limited Condition Transaction (“Acquisition-Related Incremental Commitments”), clause (D) and (E) above shall be deemed to have been satisfied so long as (1) as of the date of effectiveness of the related Limited Condition Transaction Agreement, no Event of Default is in existence or would result from entry into such Limited Condition Transaction Agreement, (2) as of the date of the initial borrowing pursuant to such Acquisition-Related Incremental Commitment, no Event of Default under clause (b), (c), (g) or (h) of Section 8.01 is in existence immediately before or immediately after giving effect (including on a Pro Forma Basis) to such borrowing and to any concurrent transactions and any substantially concurrent use of proceeds thereof and (3) as of the date of the initial borrowing pursuant to such Acquisition-Related Incremental Commitment, customary “Sungard” representations and warranties (with such representations and warranties to be solely determined by the Lenders providing the Acquisition-Related Incremental Commitments and the applicable Borrower) shall be true and correct in all material respects (or in all respects if qualified by materiality) immediately after giving effect to, the incurrence of such Acquisition-Related Incremental Commitment. The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Incremental Assumption Agreement. Each of the parties hereto hereby agrees that, upon the effectiveness of any Incremental Assumption Agreement, this Agreement shall be deemed amended to the extent (but only to the extent) necessary to reflect the existence and terms of the Incremental Commitments and the Incremental Loans evidenced thereby.

(b)               Notwithstanding the foregoing, no Incremental Commitment shall become effective under this Section 2.24 unless the Administrative Agent shall have received legal opinions, board resolutions and other closing certificates reasonably requested by the Administrative Agent and consistent with those delivered on the Third Restatement Date under Section 4.02, other than changes to such legal opinions resulting from a change in law, change in fact or change to counsel’s form of opinion that are reasonably satisfactory to the Administrative Agent.

(c)                Each of the parties hereto hereby agrees that the Administrative Agent may, in consultation with the Borrowers, take any and all action as may be reasonably necessary to ensure that all Incremental Loans (other than Specified Incremental Loans), when originally made, are included in each Borrowing of outstanding Revolving Loans or Term Loans, as applicable, on a pro rata basis. This may be accomplished by requiring each outstanding Eurodollar Borrowing to be converted into an ABR Borrowing on the date of each Incremental Loan, or by allocating a portion of each Incremental Loan to each outstanding Eurodollar Borrowing on a pro rata basis. Any conversion of Eurodollar Loans to ABR Loans required by the preceding sentence shall be subject to Section 2.16. If any Incremental Loan is to be allocated to an existing Interest Period for a Eurodollar Borrowing, then the interest rate thereon for such Interest Period and the other economic consequences thereof shall be as set forth in the applicable Incremental Assumption Agreement. In addition, to the extent any Incremental Term Loans are Term Loans, the scheduled amortization payments under Section 2.11(a)(i) or (ii), as the case may be, required to be made after the making of such Incremental Term Loans shall be ratably increased by the aggregate principal amount of such Incremental Term Loans.

(d)               The Borrowers may seek commitments in respect of Incremental Loans from existing Lenders (each of which shall be entitled to agree or decline to participate in its sole discretion) and, in consultation with the Administrative Agent, additional banks, financial institutions and other institutional lenders who will become Lenders in connection therewith; provided that, other than in connection with a Main Street Loan, the Administrative Agent shall have consent rights (not to be unreasonably withheld or delayed) with respect to such additional Lenders, if such consent would be required pursuant to Section 9.04 for an assignment of loans or commitments, as applicable, to such additional Lender.

Section 2.25        Loan Modification Offers.

(a)                The Borrowers may, by written notice to the Administrative Agent from time to time, make one or more offers (each, a “Loan Modification Offer”) to all the Lenders of one or more Classes of Loans and/or Commitments (each Class subject to such a Loan Modification Offer, an “Affected Class”) to make one or more Permitted Amendments pursuant to procedures reasonably specified by the Administrative Agent and reasonably acceptable to the Borrowers. Such notice shall set forth (i) the terms and conditions of the requested Permitted Amendment and (ii) the date on which such Permitted Amendment is requested to become effective. Permitted Amendments shall become effective only with respect to the Loans and Commitments of the Lenders of the Affected Class that accept the applicable Loan Modification Offer (such Lenders, the “Accepting Lenders”) and, in the case of any Accepting Lender, only with respect to such Lender’s Loans and Commitments of such Affected Class as to which such Lender’s acceptance has been made (but without the consent of any other Lender or the Required Lenders).

(b)               The Borrowers and each other Loan Party and each Accepting Lender shall execute and deliver to the Administrative Agent a Loan Modification Agreement and such other documentation as the Administrative Agent shall reasonably specify to evidence the acceptance of the Permitted Amendments and the terms and conditions thereof. The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Loan Modification Agreement. Notwithstanding anything to the contrary herein, each of the parties hereto hereby agrees that, upon the effectiveness of any Loan Modification Agreement, this Agreement shall be deemed amended to the extent (but only to the extent) necessary to reflect the existence and terms of the Permitted Amendment evidenced thereby and only with respect to the Loans and Commitments of the Accepting Lenders of the Affected Class. Notwithstanding the foregoing, no Permitted Amendment shall become effective under this Section 2.25 unless the Administrative Agent, to the extent so reasonably requested by the Administrative Agent, shall have received legal opinions, board resolutions and other closing certificates consistent with those delivered on the Third Restatement Date under Section 4.02, other than changes to such legal opinions resulting from a change in law, change in fact or change to counsel’s form of opinion that are reasonably satisfactory to the Administrative Agent.

Section 2.26        Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender:

(a)                any amount payable to any Defaulting Lender hereunder (whether on account of principal, interest, fees or otherwise) may, in lieu of being distributed to such Defaulting Lender, be retained by the Administrative Agent in a segregated account and, subject to any applicable Requirements of Law, be applied at such time or times as may be determined by the Administrative Agent (i) first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder, (ii) second, pro rata, to the payment of any amounts owing by such Defaulting Lender to the Issuing Bank hereunder, (iii) third, to the funding of any Revolving Loan or the funding or cash collateralization of any participation in any Letter of Credit in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent, (iv) fourth, if so determined by the Administrative Agent and the Borrowers, held in a deposit account as cash collateral for future funding obligations of the Defaulting Lender under this Agreement, (v) fifth, as the Borrowers may request, to the funding of any Loan in respect of which that Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as reasonably determined by the Administrative Agent, (vi) sixth, pro rata, to the payment of any amounts owing to the Borrowers or the Lenders as a result of any judgment of a court of competent jurisdiction obtained by the Borrowers or any Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement and (vii) seventh, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if such payment is (x) a prepayment of the principal amount of any Loans in respect of L/C Disbursements which a Defaulting Lender has funded its participation obligations and (y) made at a time when the conditions set forth in Section 4.02 are satisfied, such payment shall be applied solely to prepay the Loans of all non-Defaulting Lenders pro rata prior to being applied to the prepayment of any Loans of any Defaulting Lender.

(b)               In the event that the Administrative Agent, the Borrowers or the Issuing Bank, as the case may be, each agrees that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then the L/C Exposure of the Revolving Credit Lenders shall be readjusted to reflect the inclusion of such Lender’s Revolving Credit Commitment and on such date such Lender shall purchase at par such of the Revolving Loans of the other Lenders as the Administrative Agent shall determine may be necessary in order for such Lender to hold all Revolving Loans in accordance with the relevant Pro Rata Percentages. The rights and remedies against a Defaulting Lender under this Section 2.26 are in addition to other rights and remedies that the Borrowers, the Administrative Agent, the Issuing Bank and the non-Defaulting Lenders may have against such Defaulting Lender. The arrangements permitted or required by this Section 2.26 shall be permitted under this Agreement, notwithstanding any limitation on Liens or the pro rata sharing provisions or otherwise.

(c)                The Commitment Fees shall cease to accrue on the unused portion of the Revolving Credit Commitment of such Lender so long as it is a Defaulting Lender (except to the extent it is payable to the Issuing Bank pursuant to clause (d)(v) below).

(d)               if any Revolving Credit Lender has any L/C Exposure at the time such Revolving Credit Lender becomes a Defaulting Lender then:

(i)                         all or any part of such L/C Exposure shall be reallocated among the non-Defaulting Lenders with Revolving Credit Commitments in accordance with their respective Pro Rata Percentages but only to the extent the sum of all non-Defaulting Lenders’ Revolving Credit Exposures and L/C Exposure thereunder does not exceed the total of all non-Defaulting Lenders’ Revolving Credit Commitments;

(ii)                         if the reallocation described in clause (i) above cannot, or can only partially, be effected, the U.S. Borrower shall within one Business Day following notice by the Administrative Agent cash collateralize such Defaulting Lender’s L/C Exposure (after giving effect to any partial reallocation pursuant to clause (i) above) in accordance with the procedures herein for so long as such L/C Exposure is outstanding;

(iii)                         if any portion of such Defaulting Lender’s L/C Exposure is cash collateralized pursuant to clause (ii) above, the U.S. Borrower shall not be required to pay the L/C Participation Fee or Commitment Fee with respect to such portion of such Defaulting Lender’s L/C Exposure so long as it is cash collateralized;

(iv)                         if any portion of such Defaulting Lender’s L/C Exposure is reallocated to the non-Defaulting Lenders pursuant to clause (i) above, then the L/C Participation Fee and Commitment Fee with respect to such portion shall be allocated among the non-Defaulting Lenders in accordance with their Pro Rata Percentages of Revolving Credit Commitments (giving effect to such reallocation); and

(v)                         if any portion of such Defaulting Lender’s L/C Exposure is neither cash collateralized nor reallocated pursuant to this Section 2.26(d), then, without prejudice to any rights or remedies of the Issuing Bank or any Lender hereunder, the Commitment Fee that otherwise would have been payable to such Defaulting Lender and the L/C Participation Fee payable with respect to such Defaulting Lender’s L/C Exposure shall be payable to the Issuing Bank until such L/C Exposure is cash collateralized and/or reallocated.

(e)                so long as any Revolving Credit Lender is a Defaulting Lender, no Issuing Bank shall be required to issue, amend or increase any Letter of Credit, unless it is satisfied that the related exposure will be 100% covered by the Revolving Credit Commitments of the non-Defaulting Lenders and/or cash collateralized in accordance with Section 2.26(b), and participations in any such newly issued or increased Letter of Credit shall be allocated among non-Defaulting Lenders in accordance with their respective Pro Rata Percentages in the Revolving Credit Commitments (and Defaulting Lenders shall not participate therein).

Section 2.27        Amendment and Restatement.

(a)                Each of the Consenting Existing Lenders that are Term Lenders (the “Consenting Existing Term Lenders”) has received that certain election memorandum provided to the Lenders by the Administrative Agent on March 14, 2018 (the “Election Memorandum”) and hereby consents to the amendment and restatement of the Second Amended and Restated Credit Agreement in its entirety by this Agreement on the Third Restatement Date. Each Consenting Existing Lender that is a Revolving Credit Lender (the “Consenting Existing Revolving Lender”) hereby consents to the amendment and restatement of the Second Amended and Restated Credit Agreement.

(b)               Each Consenting Existing Term Lender that executes and delivers a consent to Second Amended and Restated Credit Agreement substantially in the form of the signature page attached to the Election Memorandum will be deemed to have consented to the matters set forth in this Agreement and shall automatically, and without any notice to any person or any requirement of consent of any person or any further action on the part of such Consenting Existing Term Lender, have their Existing Term Loans prepaid in their entirety. Each such Consenting Existing Term Lender shall, on the Third Restatement Date (immediately after providing such consent), be paid by the Specified Refinancing Term Lenders an amount equal to the outstanding principal amount of their Existing Term Loans so prepaid, including all accrued interest owed as of the Third Restatement Date (except for Consenting Existing Term Lenders that elect the “Cashless Settlement Option” as described in the Election Memorandum, who shall only be paid all accrued interest owed as of the Third Restatement Date and not the principal amount of their Existing Term Loans). Each Specified Refinancing Term Lender hereby agree to make Term Loans pursuant to Section 2.01 of this Agreement.

(c)                Each Consenting Existing Revolving Lender that executes this Agreement will be deemed to have consented to the matters set forth in this Agreement and shall automatically, and without any notice to any person or any requirement of consent of any person or any further action on the part of such Consenting Existing Revolving Lender, have their Existing Revolving Loans prepaid and terminated in their entirety. Each such Consenting Existing Revolving Lender shall, on the Third Restatement Date be paid by the Borrowers an amount equal to the outstanding fees due on their outstanding Revolving Credit Commitments. Each Specified Refinancing Revolving Lender hereby agree to make Revolving Credit Loans and establish Revolving Credit Commitments pursuant to Section 2.01 of this Agreement.

(d)               Each Consenting Existing Lender, as to itself, hereby waives any indemnity claim for breakage costs under Section 2.16 of the Existing Term Loan Agreement in connection with any Breakage Event resulting from the payment in respect of assignment or replacement of its Term Loans as contemplated by this Section 2.27.

(e)                As of the Third Restatement Date, this Agreement shall amend, and restate as amended, the Second Amended and Restated Credit Agreement, but shall not constitute a novation thereof or in any way impair or otherwise affect the rights or obligations of the parties thereunder (including with respect to Term Loans, Revolving Credit Loans and Revolving Credit Commitments and representations and warranties made thereunder) except as such rights or obligations are amended or modified hereby. The Second Amended and Restated Credit Agreement as amended and restated hereby shall be deemed to be a continuing agreement among the parties, and all documents, instruments and agreements delivered pursuant to or in connection with the Second Amended and Restated Credit Agreement not amended and restated in connection with the entry of the parties into this Agreement shall remain in full force and effect, each in accordance with its terms, as of the date of delivery or such other date as contemplated by such document, instrument or agreement to the same extent as if the modifications to the Second Amended and Restated Credit Agreement contained herein were set forth in an amendment to the Second Amended and Restated Credit Agreement in a customary form, unless such document, instrument or agreement has otherwise been terminated or has expired in accordance with or pursuant to the terms of this Agreement, the Second Amended and Restated Credit Agreement or such document, instrument or agreement or as otherwise agreed by the required parties hereto or thereto.

Article III

Representations and Warranties

Each of Holdings and each Borrower represents and warrants to the Administrative Agent, the Collateral Agent and each of the Lenders that:

Section 3.01        Organization; Powers. Holdings, the Borrowers and each of the Restricted Subsidiaries (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization (to the extent such status or an analogous concept applies to such an organization), (b) has all requisite organizational power and authority to own its material property and assets and to carry on its business in all material respects, (c) is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required, and (d) has the power and authority to execute, deliver and perform its obligations under each of the Loan Documents and each other agreement or instrument contemplated thereby to which it is a party and, in the case of the Borrowers, to borrow hereunder; except in the case of clause (a) or (c), to the extent the failure to comply therewith would not reasonably be expected to have a Material Adverse Effect.

Section 3.02        Authorization. The Loan Documents (a) have been duly authorized by the Loan Parties by all requisite corporate, limited liability company, and, if required, stockholder or other applicable action and (b) will not (i) violate (A) any provision of law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents of the Loan Parties, (B) any order of any Governmental Authority or (C) any provision of any material indenture, agreement or other instrument to which such Loan Party is a party or by which any of them or any of their property is or may be bound or (ii) result in the creation or imposition of any Lien upon any property or assets of the Loan Parties (other than any Lien created hereunder or under the Security Documents), except in the case of clause (b)(i), to the extent the failure to comply therewith would not reasonably be expected to have a Material Adverse Effect.

Section 3.03        Enforceability. This Agreement has been duly executed and delivered by the Borrowers and constitutes, and each other Loan Document when executed and delivered by each Loan Party thereto will constitute, a legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

Section 3.04        Approvals. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority or any other person is or will be required in connection with the Transactions, except for (a) the filing of UCC financing statements and filings with the United States Patent and Trademark Office and the United States Copyright Office, (b) recordation of the Mortgages on statutory registers or otherwise and (c) such as either have been made or obtained and are in full force and effect or the failure to make or obtain the same would not reasonably be expected to have a Material Adverse Effect.

Section 3.05        Financial Statements; Projections. The Borrowers have heretofore furnished to the Administrative Agent consolidated balance sheets and related statements of income, stockholders’ equity and cash flows of the U.S. Borrower for the fiscal years ended December 31, 2015, December 31, 2016 and December 31, 2017, audited by and accompanied by the opinion of Marcum LLP. Such financial statements present fairly, in all material respects, the financial condition and results of operations and cash flows of the U.S. Borrower and its consolidated subsidiaries as of such dates and for such periods subject to year-end adjustments and the absence of footnotes. Such financial statements were prepared in accordance with GAAP applied on a consistent basis except as otherwise noted therein.

Section 3.06        No Material Adverse Change. No event, change or condition has occurred that, individually or in the aggregate, has had, or would reasonably be expected to have, a material adverse effect on the business, assets, results of operations or financial condition of the Borrowers and the Restricted Subsidiaries, taken as a whole, since the Third Restatement Date; provided that until the end of and with respect to the Waiver Period, any impacts resulting from the COVID-19 pandemic on the business, assets, financial condition or results of operation of Holdings, the Borrowers or any of their respective Restricted Subsidiaries, taken as a whole, will be disregarded for purposes of determining whether a material adverse effect has occurred.

Section 3.07        Title to Properties; Intellectual Property. (a) Each Borrower and each of the Restricted Subsidiaries has good and valid title to, or valid leasehold interests in, all its material properties and assets (excluding all of its Intellectual Property Rights but including its Mortgaged Vessels), except as would not reasonably be expected to have a Material Adverse Effect. All such material properties and assets are free and clear of Liens, other than Permitted Liens.

(a)                Each Borrower and their Restricted Subsidiaries owns, or is licensed or otherwise has the right to use, all patents, inventions, trademarks, service marks, trade names, domain names, copyrights and registrations and applications for the foregoing, know-how, manufacturing processes, product designs, specifications, data, formulae, trade secrets and other intellectual property rights (collectively, the “Intellectual Property Rights”) that are necessary in all material respects for the conduct of its business as currently conducted (collectively, the “Company Intellectual Property Rights”), except for the failure to own, license or have the right to use which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. Except as set forth on Schedule 3.07(b), no material action, suit, arbitration, or legal, administrative or other proceeding (other than office actions or other proceedings in the ordinary course of prosecution before the United States Patent and Trademark Office or the United States Copyright Office or any foreign counterpart) is pending, or, to the knowledge of the Borrowers, threatened in writing, which challenges the validity or effectiveness of any Company Intellectual Property Rights and which could reasonably be expected to have a Material Adverse Effect.

Section 3.08        Subsidiaries. Schedule 3.08 sets forth as of the Third Restatement Date a list of all Subsidiaries and the percentage ownership interest of the Borrowers therein. Except as would not, individually, or in the aggregate, reasonably be expected to result in a Material Adverse Effect, the shares of capital stock or other ownership interests so indicated on Schedule 3.08 are fully paid and non-assessable and are owned by the Borrowers, directly or indirectly, free and clear of all Liens (other than Liens created under the Security Documents or Permitted Liens). As of the Third Restatement Date, there are no Unrestricted Subsidiaries.

Section 3.09        Litigation; Compliance with Laws. (a) Except as set forth on Schedule 3.09(a), there are no actions, suits or proceedings at law or in equity or by or before any Governmental Authority now pending or, to the knowledge of the Borrowers, threatened in writing against or affecting the Borrowers or any Restricted Subsidiary or any business or material property of any such person (i) with respect to any Loan Document or (ii) which are reasonably likely to be adversely determined and, if so determined, would reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

(a)                The Borrowers and each of their Restricted Subsidiaries is in compliance with all applicable laws, statutes, ordinances, rules and regulations and has filed all applications and has obtained all licenses, permits and approvals or other regulatory authorizations of each Governmental Authority with regulatory authority over the activities of the Borrowers and their Restricted Subsidiaries (“Regulatory Approvals”), other than where the failure to so be in compliance, make such filings or obtain such authorizations would not reasonably be expected to have a Material Adverse Effect.

(b)               Since the Third Restatement Date, there has been no change in the status of the matters disclosed on any of Schedule 3.09(a) that, individually or in the aggregate, has resulted in, or would reasonably be expected to result in, a Material Adverse Effect.

Section 3.10        [Reserved].

Section 3.11        Federal Reserve Regulations. (a) None of Holdings, the Borrowers or any of the Restricted Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of buying or carrying Margin Stock.

(a)                No part of the proceeds of any Loan or any Letter of Credit will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, for the purpose of buying or carrying Margin Stock or for any purpose that entails a violation of the provisions of the Regulations of the Board, including Regulation T, U or X.

Section 3.12        Investment Company Act. None of Holdings, the Borrowers or any Restricted Subsidiary is an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940, as amended.

Section 3.13        Use of Proceeds. The proceeds of the Term Loan Facility and Revolving Loans and issuance of the Letters of Credit will be used by the Borrowers only for the purposes set forth in Section 5.08.

Section 3.14        Tax Returns. Except as would not reasonably be expected to have a Material Adverse Effect, each Borrower and the Subsidiaries has filed or caused to be filed all U.S. federal and material state, local and non-U.S. Tax returns or materials required to have been filed by it and has paid or caused to be paid all material Taxes due and payable by it and all assessments received by it, except Taxes that may be paid without penalty or that are being contested in good faith by appropriate proceedings and for which the Borrowers or such Subsidiary, as applicable, has set aside on its books adequate reserves in accordance with GAAP.

Section 3.15        No Material Misstatements. As of the Third Restatement Date, no written information, reports, financial statements, exhibits or schedules (other than projections, estimates, general market or industry data), taken as a whole, furnished by or on behalf of Holdings or the Borrowers to the Administrative Agent or any Lender in connection with the negotiation of any Loan Document or included therein or delivered pursuant thereto (as modified or supplemented by other information so furnished), contains when furnished any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not materially misleading; provided that projections and pro forma financial information are based upon good faith estimates and assumptions believed to be reasonable by management at such time in the preparation of such information, report, financial statement, exhibit or schedule and when furnished; it being understood that such projections are inherently uncertain, are not a guarantee of financial performance, may vary from actual results, and that such variances may be material.

Section 3.16        Employee Benefit Plans. (a) Each Plan is in compliance in all material respects with the applicable provisions of ERISA and the Code and the regulations and published interpretations thereunder. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events, would reasonably be expected to result in a Material Adverse Effect.

(a)                Each Foreign Pension Plan is in compliance in all material respects with all requirements of law applicable thereto and the respective requirements of the governing documents for such plan. With respect to each Foreign Pension Plan, none of the Borrowers, their Affiliates or any of their respective directors, officers, employees or agents has engaged in a transaction which would subject the Borrowers or any Subsidiary, directly or indirectly, to a tax or civil penalty which would reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. With respect to each Foreign Pension Plan, reserves have been established in the financial statements furnished to Lenders in respect of any unfunded liabilities in accordance with applicable law and prudent business practice or, where required, in accordance with ordinary accounting practices in the jurisdiction in which such Foreign Pension Plan is maintained. The aggregate unfunded liabilities with respect to such Foreign Pension Plans would not reasonably be expected to result in a Material Adverse Effect.

Section 3.17        Environmental Matters. (a) Except as set forth in Schedule 3.17, or except as would not reasonably be expected to result in a Material Adverse Effect, neither the Borrowers nor any of the Subsidiaries (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, which in either case remains outstanding, (ii) is subject to any Environmental Liability or (iii) has received written notice of any claim with respect to any Environmental Liability that remains outstanding.

(a)                Since the Third Restatement Date, there has been no change in the status of the matters disclosed on Schedule 3.17 that would reasonably be expected to result in a Material Adverse Effect.

Section 3.18        Insurance. The Borrowers and their Restricted Subsidiaries have insurance in such amounts and covering such risks and liabilities as are in the good faith judgment of the Borrowers in accordance with normal industry practice.

Section 3.19        Security Documents. (a) Except as otherwise provided in Section 3.19(b) and Section 3.19(c), the Collateral Agreements create in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral to the extent intended to be created thereby and required therein and (i) upon the taking of possession or control by the Collateral Agent of the Pledged Collateral as required by the Collateral Agreements, the Liens created by the Collateral Agreements shall constitute fully perfected Liens on, and security interests in, all right, title and interest of the grantors in such Pledged Collateral, in each case prior and superior in right to any other person, and (ii) when financing statements in appropriate form are accepted by the appropriate filing offices specified on Schedule 3.19(a), the Lien created under the Collateral Agreements shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in all Collateral in which a security interest therein may be perfected by the filing of financing statements in such offices, in each case prior and superior in right to any other person, other than with respect to Liens expressly permitted by Section 6.02 or the Collateral Agreements.

(a)                Upon the recordation of an intellectual property security agreement with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, together with the financing statements or such other filings in appropriate form filed in the offices specified on Schedule 3.19(a), the Lien created under each of the Collateral Agreements shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in the Intellectual Property (as defined in each of the Collateral Agreements) in which a security interest may be perfected by filing financing statements or filings with the United States Patent and Trademark Office or the United States Copyright Office, in each case prior and superior in right to any other person, other than with respect to Liens expressly permitted by Section 6.02 (it being understood that subsequent recordings in the United States Patent and Trademark Office or the United States Copyright Office may be necessary to perfect a Lien on registered trademarks and patents, trademark and patent applications and registered copyrights acquired by the Loan Parties after the Third Restatement Date).

(b)               The Mortgages (or, in the case of any Mortgage executed and delivered after the Third Restatement Date in accordance with the provisions of Section 5.12, will be) are effective to create in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable Lien on all of the Loan Parties’ right, title and interest in and to the Mortgaged Vessel thereunder, and when the Mortgages are duly filed with the applicable filing office and all related recording fees paid, the Mortgages shall constitute a fully perfected Lien on all right, title and interest of the Loan Parties in such Mortgaged Vessel, in each case prior and superior in right to any other person, other than with respect to the rights of persons pursuant to Liens expressly permitted by Section 6.02 or by such mortgage.

Section 3.20        Labor Matters. As of the Third Restatement Date, there are no strikes, lockouts or slowdowns against the Borrowers or any Restricted Subsidiary pending or, to the knowledge of the Borrowers, threatened. The consummation of the Transactions will not give rise to any right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which the Borrowers or any Restricted Subsidiary is bound.

Section 3.21        Solvency. As of the Third Restatement Date, the U.S. Borrower and its Subsidiaries on a consolidated basis are Solvent.

Section 3.22        USA PATRIOT Act. To the extent applicable, each Credit Party is in compliance, in all material respects, with the USA PATRIOT Act.

Section 3.23        OFAC. Neither Holdings, the Borrowers, nor any of their Subsidiaries, nor, to the knowledge of Holdings, the Borrowers and their Subsidiaries, any employee, agent, controlled affiliate or representative thereof, is an individual or entity that is a Sanctioned Person.

Section 3.24        Anti-Corruption Laws. Since January 1, 2014, Holdings, the Borrowers and their Restricted Subsidiaries have conducted their businesses in compliance in all material respects with the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, and other similar applicable anti-corruption legislation and are instituting and will maintain policies and procedures reasonably designed to promote and achieve compliance with such laws.

Section 3.25        No Default. No Default or Event of Default has occurred and is continuing.

Section 3.26        [Reserved].

Section 3.27        Mortgaged Vessels. Each Mortgaged Vessel (i) is owned and operated by a Guarantor, (ii) is operated in all material respects in compliance with all Requirements of Law, (iii) is in a class with no material outstanding recommendations in the case of each Mortgaged Vessel that is classified on the Third Restatement Date, and (iv) is maintained in all material respects in accordance with all requirements set forth in the Security Documents. Each Mortgaged Vessel is covered by all such insurance as is required by the respective Mortgage with respect to such Mortgaged Vessel.

Section 3.28        Citizenship. Each U.S. Subsidiary Guarantor and the U.S. Borrower is a citizen of the United States, within the meaning of 46 U.S.C. §50501, eligible to own and operate marine vessels in the coastwise trade of the United States.

Article IV

Conditions of Lending

The obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit hereunder are subject to the satisfaction of the following conditions:

Section 4.01        All Credit Events. On the date of each Borrowing (other than a conversion or a continuation of a Borrowing or capitalization of any interest constituting Term Loan PIK Interest) and on the date of each issuance, amendment, extension or renewal of a Letter of Credit (each such event being called a “Credit Event”):

(a)                The Administrative Agent shall have received a notice of such Borrowing as required by Section 2.03 (or such notice shall have been deemed given in accordance with Section 2.02) or, in the case of the issuance, amendment, extension or renewal of a Letter of Credit, the Issuing Bank and the Administrative Agent shall have received a notice requesting the issuance, amendment, extension or renewal of such Letter of Credit as required by Section 2.22(b).

(b)               All representations and warranties set forth in Article III and in each other Loan Document shall be true, correct and complete in all material respects on and as of the date of such Credit Event with the same effect as though made on and as of such date; provided that to the extent such representations and warranties expressly relate to an earlier date, such representations and warranties shall be true, correct and complete in all respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true, correct and complete in all respects on and as of the date of such Credit Event or on such earlier date, as the case may be.

(c)                At the time of and immediately after such Credit Event and after giving effect to the use of proceeds thereof, no Default or Event of Default shall have occurred and be continuing.

Each Credit Event shall be deemed to constitute a representation and warranty by the Borrowers on the date of such Credit Event as to the matters specified in paragraphs (b) and (c) of this Section 4.01.

Section 4.02        Conditions to Third Restatement Credit Extensions. (a) On the Third Restatement Date:

(a)                The Administrative Agent shall have received, on behalf of itself, the Lenders, a customary written opinion of (i) Foley & Lardner LLP, counsel for the Loan Parties, (ii) Conyers Dill & Pearman, special Cayman Islands counsel for the Loan Parties and (iii) Snell & Wilmer, as special Nevada counsel for the Loan Parties, in each case, (A) dated the Third Restatement Date and (B) addressed to the Administrative Agent and the Lenders.

(b)               Holdings, the U.S. Borrower and the Cayman Borrower shall have delivered to the Administrative Agent an executed counterpart of this Agreement and each Loan Party shall have delivered to the Administrative Agent and executed counterpart of each other Loan Document entered into on the Third Restatement Date to the extent such Loan Party is a party thereto.

(c)                There shall have been delivered to the Administrative Agent an executed counterpart of this Agreement and the Reaffirmation Agreement. The Administrative Agent shall have received a solvency certificate in the form of Exhibit E from the chief financial officer of the U.S. Borrower.

(d)               The Administrative Agent shall have received (i) a copy of the certificate or articles of incorporation or certificate of formation, as applicable, including all amendments thereto, of each Loan Party, certified as of a recent date by the Secretary of State or equivalent of the state of its organization, and a certificate as to the good standing of each Loan Party as of a recent date, from such Secretary of State (or a comparable government official, as applicable); (ii) a certificate of the Secretary or Assistant Secretary of each Loan Party dated the Third Restatement Date and certifying (A) that attached thereto is a true and complete copy of the by-laws, memorandum and articles of association or other operating agreement, as applicable, of such Loan Party as in effect on the Third Restatement Date and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors or members, as applicable, of such Loan Party authorizing the execution, delivery and performance of the Loan Documents to which such person is a party and, in the case of the Borrowers, the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate or articles of incorporation, certificate of formation or other constitutional documentation, as applicable, of such Loan Party, and all such amendments thereto as in effect on the Third Restatement Date, have not been amended since the date of the last amendment thereto as certified in accordance with clause (i) above, and (D) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such Loan Party; and (iii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (ii) above.

(e)                All costs, fees, expenses and other compensation payable to the Lenders, the Administrative Agent, the Collateral Agent or the Lead Arrangers on the Third Restatement Date, including pursuant to this Agreement, or any other Loan Document, to the extent documented and invoiced in reasonable detail at least three Business Days prior to the Third Restatement Date, shall, upon the initial borrowing under the Term Loan Facility, have been paid (which amounts may be offset against the proceeds of the Term Loan Facility).

(f)                The Lenders shall have received the financial statements referred to in Section 3.05(a).

(g)               At least three Business Days prior to the Closing Date, each Loan Party shall have provided to the Lenders all documentation and other information theretofore requested in writing by the Administrative Agent at least ten Business Days prior to the Closing Date that is required by regulatory authorities under applicable “know your customer” and anti-money-laundering rules and regulations, including the USA PATRIOT Act.

(h)               The Administrative Agent shall have received a certificate, dated the Third Restatement Date and signed by the chief executive officer or a Financial Officer of each of the Borrowers, confirming compliance with the conditions precedent set forth in Section 4.01(b) and (c) and this Section 4.02(f).

(i)                 Each of the Consenting Existing Lenders and the Specified Refinancing Term Lenders have consented to the Third Amended and Restated Credit Agreement.

Article V

Affirmative Covenants

The Borrowers covenant and agree with each Lender that, at all times prior to the Termination Date, the Borrowers will, and will cause each of the Restricted Subsidiaries to:

Section 5.01        Existence; Compliance with Laws; Businesses and Properties. (a) Do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence, except (i) as otherwise expressly permitted under Section 6.05 or (ii) in the case of a Restricted Subsidiary, where the failure to do so would not reasonably be expected to have a Material Adverse Effect.

(a)                Do or cause to be done all things necessary to obtain, preserve, renew, extend and keep in full force and effect the rights, licenses, permits, franchises, authorizations and registrations of and applications for patents, copyrights and trademarks material to the conduct of its business; provided, however, that neither the Borrowers nor the Restricted Subsidiaries shall be required to obtain, preserve or extend any such rights, licenses, permits, franchises, authorizations and registrations of and applications for patents, copyrights and trademarks if the obtainment, preservation or extension thereof is no longer desirable in the conduct of the business of the Borrowers and the Restricted Subsidiaries or the failure to obtain, preserve, renew, extend or keep in full force and effect thereof would not reasonably be expected to result in a Material Adverse Effect; comply in all material respects with all material applicable laws (including, without limitation, the USA PATRIOT Act, FCPA and OFAC), rules, regulations and decrees and orders of any Governmental Authority, whether now in effect or hereafter enacted, except as could not reasonably be expected to result in a Material Adverse Effect; and at all times take reasonable steps to maintain and preserve all tangible property material to the conduct of such business and keep such tangible property in good repair, working order and condition, ordinary wear and tear, obsolescence and casualty excepted, except as would not reasonably be expected to result in a Material Adverse Effect; provided that, with respect to the Mortgaged Vessels, the Borrowers will, or will cause the Mortgaged Vessel Owning Subsidiaries to, maintain and keep such Mortgaged Vessels in such condition, repair and working order as is required by the Security Documents.

(b)               Do or cause to be done all things necessary to maintain each of the U.S. Subsidiary Guarantors and the U.S. Borrower, as a citizen of the United States, within the meaning of 46 U.S.C. §50501, eligible to own and operate marine vessels in the coastwise trade of the United States.

Section 5.02        Insurance. (a) Maintain such insurance, to such extent and against such risks as is prudent in the good faith judgment of the Borrowers.

(a)                Cause all such policies covering any Collateral to be endorsed in a form reasonably satisfactory to the Administrative Agent and the Collateral Agent.

(b)               If at any time the area in which the Premises (as defined in the Mortgages) are located is designated (i) a “flood hazard area” in any Flood Insurance Rate Map published by the Federal Emergency Management Agency (or any successor agency), obtain flood insurance in such total amount as the Administrative Agent, the Collateral Agent or the Required Lenders may from time to time reasonably require, and otherwise comply with the National Flood Insurance Program as set forth in the Flood Disaster Protection Act of 1973, as it may be amended from time to time, or (ii) a “Zone 1” area, obtain earthquake insurance in such total amount as the Administrative Agent, the Collateral Agent or the Required Lenders may from time to time reasonably require.

Section 5.03        Obligations and Taxes. Pay its indebtedness and other obligations promptly and in accordance with their terms and pay and discharge promptly when due all material Taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property, before the same shall become delinquent or in default, as well as all lawful claims for labor, materials and supplies or otherwise that, if unpaid, might give rise to a Lien upon such properties or any part thereof, except, in each case, where the failure to pay or perform such items would not reasonably be expected to have a Material Adverse Effect; provided, however, that such payment and discharge shall not be required with respect to any such Tax, assessment, charge, levy or claim so long as the validity or amount thereof shall be contested in good faith by appropriate proceedings and the Borrowers shall have set aside on their books adequate reserves with respect thereto in accordance with GAAP and such contest operates to suspend enforcement of a Lien and, in the case of a Mortgaged Vessel, there is no risk of forfeiture of such property.

Section 5.04        Financial Statements, Reports, etc. In the case of the Borrowers, furnish to the Administrative Agent who will distribute to each Lender:

(a)                within 90 days after the end of each fiscal year ending after the Third Restatement Date, (i) its consolidated balance sheet and related statements of income and cash flows showing the financial condition of Holdings and its consolidated Subsidiaries as of the close of such fiscal year and the results of its operations and the operations of such subsidiaries during such year, together with comparative figures for the immediately preceding fiscal year, all audited by Marcum LLP or other independent public accountants of recognized national standing and accompanied by an opinion of such accountants (which opinion shall be without an explanatory paragraph (or other explanatory language) to the standard report about whether there is substantial doubt about the entity’s ability to continue as a going concern other than with respect to any upcoming maturity date of the Loans and any refinancings and replacements thereof or potential non-compliance with any financial covenant contained in any other Indebtedness and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements fairly present in all material respects the financial condition and results of operations of Holdings and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP (except as otherwise expressly noted therein) consistently applied and (ii) a narrative report and management’s discussion and analysis of the financial condition and results of operations of Holdings and its consolidated Subsidiaries for such fiscal year, as compared to amounts for the previous fiscal year and budgeted amounts (it being understood that the delivery by the Borrowers to the Administrative Agent of annual reports on Form 10-K shall satisfy the requirements of this Section 5.04(a) solely to the extent such annual reports include the information specified herein);

(b)               within 45 days after the end of each of the first three fiscal quarters of each fiscal year beginning March 31, 2018, (i) its consolidated balance sheet and related statements of income and cash flows showing the financial condition of Holdings and its consolidated Subsidiaries as of the close of such fiscal quarter and the results of its operations and the operations of such subsidiaries during such fiscal quarter and the then elapsed portion of the fiscal year, and, starting with the fiscal quarter ending March 31, 2018, comparative figures for the same periods in the immediately preceding fiscal year, all certified by one of its Financial Officers as fairly presenting in all material respects the financial condition and results of operations of Holdings and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP (except as otherwise expressly noted therein) consistently applied, subject to normal year-end audit adjustments and the absence of footnotes and (ii) a narrative report and management’s discussion and analysis of the financial condition and results of operations of Holdings and its consolidated Subsidiaries for such fiscal quarter and the then elapsed portion of the fiscal year, as compared to the comparable periods in the previous fiscal year and budgeted amounts (it being understood that the delivery by the Borrowers to the Administrative Agent of quarterly reports on Form 10-Q shall satisfy the requirements of this Section 5.04(b) solely to the extent such quarterly reports include the information specified herein);

(c)                commencing with the first full calendar month ending after the First Amendment Effective Date and ending with the calendar month ending June 30, 2021, within five (5) Business Days after the end of each such calendar month, a certificate from a Responsible Officer of Holdings setting forth reasonably detailed calculations (including specific delineations of the items described in the Liquidity Covenant) and demonstrating compliance with the Liquidity Covenant;

(d)               concurrently with any delivery of financial statements under paragraph (a) or (b) above in respect of any period ending after the Third Restatement Date, a certificate of a Financial Officer (i) certifying that no Event of Default or Default has occurred and is continuing or, if such an Event of Default or Default has occurred and is continuing, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto, (ii) setting forth computations in reasonable detail satisfactory to the Administrative Agent demonstrating compliance with the Leverage Covenant and (iii) together with each set of consolidated financial statements referred to in paragraph (a) or (b) above, the related consolidating financial statements reflecting the adjustments necessary to eliminate the accounts of Unrestricted Subsidiaries (if any) (which may be in footnote form only) from such consolidated financial statements;

(e)                within 90 days after the commencement of each fiscal year, a consolidated budget for such fiscal year and for each quarter within such fiscal year, including a projected consolidated balance sheet and related statements of projected operations and cash flows as of the end of and for such fiscal year in a form customarily prepared by Holdings and, promptly when available, any revisions of such budget (that Holdings in good faith determines to be material);

(f)                promptly after the same become publicly available, copies of all periodic and other material reports, proxy statements and other materials, if any, filed by Holdings or any Restricted Subsidiary with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of said Commission (it being understood that information required to be delivered pursuant to this clause (f) shall be deemed to have been delivered if such information, or one or more annual, quarterly or other periodic reports containing such information, shall be available on the website of the SEC at http://www.sec.gov);

(g)               promptly after the request by any Lender, all documentation and other information that such Lender reasonably requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act; and

(h)               promptly, such other non-privileged information regarding the operations, business affairs and financial condition of Holdings, each of the Borrowers or any Restricted Subsidiary, or compliance with the terms of any Loan Document, as the Administrative Agent may reasonably request.

Documents required to be delivered pursuant to this Section 5.04 may be delivered electronically.

Section 5.05        Litigation and Other Notices. Furnish to the Administrative Agent promptly after it is known to a Responsible Officer written notice, of the following:

(a)                any Event of Default or Default, specifying the nature and extent thereof and the corrective action (if any) taken or proposed to be taken with respect thereto;

(b)               the filing or commencement of, or any written threat or written notice of intention of any person to file or commence, any action, suit or proceeding, whether at law or in equity or by or before any Governmental Authority, against Holdings, the Borrowers or any Restricted Subsidiary which would reasonably be expected to result in a Material Adverse Effect; and

(c)                any development that has resulted in, or would reasonably be expected to result in, a Material Adverse Effect.

Section 5.06        Information Regarding Collateral. (a) Furnish to the Administrative Agent prompt written notice of any change (i) in any Loan Party’s corporate name, (ii) in the jurisdiction of organization or formation of any Loan Party, or (iii) in any Loan Party’s Federal Taxpayer Identification Number.

(a)                In the case of the Borrowers, at the time of delivery of the financial statements required by Section 5.04(a), deliver to the Administrative Agent a certificate of a Financial Officer setting forth all the occasions on which any Loan Party has become a “new debtor” (as defined in Section 9-102(a)(56) of the UCC) or confirming that there has been no change in such information since the Third Restatement Date or the date of the most recent certificate delivered pursuant to this Section 5.06.

(b)               If requested by the Administrative Agent (i) an operating report for the Mortgaged Vessels showing the current locations of such marine vessels or (ii) written notice of any charters of any Mortgaged Vessel and copies of such charter, in each case, not more than once per fiscal quarter.

(c)                On or before March 1 of each year and only so long as an Event of Default shall have occurred and be continuing, updated appraisals for the Mortgaged Vessels of Holdings, the Borrowers and the Restricted Subsidiaries in the form of desktop appraisals performed by an internationally recognized appraiser reasonably satisfactory to the Administrative Agent (and in any event an appraiser that is a member of the National Association of Marine Surveyors and the American Society of Appraisers).

Section 5.07        Maintaining Records; Access to Properties and Inspections. Keep proper books of record and account in which full, true and correct entries in all material respects in conformity with GAAP. The Borrowers and each Restricted Subsidiary will, and will cause each of its subsidiaries to, permit any representatives designated by the Administrative Agent in writing to visit and inspect the financial records and the properties of such person from time to time (but in the absence of an Event of Default, no more often than once during any calendar year) upon prior reasonable notice and at such reasonable times during normal business hours as shall be agreed to and to make extracts from and copies of such financial records, and permit any representatives designated by the Administrative Agent or any Lender to discuss the affairs, finances and condition of such person with the officers thereof and (provided that a representative of each Borrower is given the opportunity to be present) independent accountants therefor, all at the cost of the Borrowers (which amounts shall be reasonable); provided that except during the existence of an Event of Default, the Borrowers shall not be responsible for the costs of more than one visit per calendar year. Notwithstanding anything to the contrary in this Section 5.07, none of the Borrowers or any of their Restricted Subsidiaries will be required to disclose, permit the inspection, examination or making copies or abstracts of, or discussion of, any document, information or other matter that (a) in respect of which disclosure to the Administrative Agent or any Lender (or their respective representatives or contractors) is prohibited by law or any binding agreement or (b) is subject to attorney-client or similar privilege or constitutes attorney work product; provided that, in the event that the Borrowers or any of their Restricted Subsidiaries do not provide information that otherwise would be required to be provided hereunder in reliance on such exception, then the Borrowers shall use commercially reasonable efforts to (i) provide notice to the Administrative Agent promptly upon obtaining knowledge that such information is being withheld (but solely if providing such notice would not violate such law, rule or regulation or result in the breach of such binding contractual obligation or the loss of such professional privilege) and (ii) communicate, to the extent permitted, the applicable information in a way that would not violate such restrictions and to eliminate such restrictions.

Section 5.08        Use of Proceeds. The Borrowers will use the proceeds of the Term Loans made on the Third Restatement Date (a) to refinance any outstanding Indebtedness under the Second Amended and Restated Credit Agreement, (b) for general corporate purposes and to pay related fees, commissions and expenses and (c) to contribute cash to the balance sheet of the Borrowers. The U.S. Borrower will use the proceeds of the Revolving Loans and any Letters of Credit for working capital and general corporate purposes and to pay related fees, expenses, commissions and expenses. In the case of Incremental Loans or Other Loans, only for the purposes specified in the relevant Incremental Assumption Agreement or Refinancing Amendment, as applicable.

Section 5.09        Employee Benefits. (a) Except as would not reasonably be expected to result in a Material Adverse Effect, comply with the provisions of ERISA and the Code applicable to any Plan and the laws applicable to any Foreign Pension Plan and (b) furnish to the Administrative Agent as soon as possible after, and in any event within ten days after any Responsible Officer of a Borrower knows that, an ERISA Event has occurred that, alone or together with any other ERISA Events would reasonably be expected to result in liability of the Borrowers and the Restricted Subsidiaries in an aggregate amount exceeding $1,000,000, a statement of a Financial Officer of each Borrower setting forth details as to such ERISA Event and the action, if any, that such Borrower proposes to take with respect thereto.

Section 5.10        Compliance with Environmental Laws. Except as would not reasonably be expected to result in a Material Adverse Effect, comply and undertake commercially reasonable efforts to cause all lessees and other persons occupying its properties to comply with all Environmental Laws applicable to its operations and properties (including the Mortgaged Vessels); obtain and renew all material environmental permits necessary for its operations and properties; and conduct any remedial action required by Environmental Law or by any Governmental Authority in accordance in all material respects with Environmental Laws; provided, however, that neither the Borrowers nor any Restricted Subsidiary shall be required to undertake any remedial action required by Environmental Laws or any Governmental Authority to the extent that its obligation to do so is being contested in good faith and by proper proceedings and appropriate reserves are being maintained with respect to such circumstances in accordance with GAAP.

Section 5.11        Preparation of Environmental Reports. If a Default caused by reason of a breach of Section 3.17 or Section 5.10 shall have occurred and be continuing for more than 30 days without the Borrowers or any Restricted Subsidiary commencing activities reasonably likely to cure such Default, at the written request of the Required Lenders though the Administrative Agent, the Borrowers shall provide to the Lenders within 60 days after such request, at the expense of the Loan Parties, an environmental site assessment report regarding the matters which are the subject of such Default prepared by an environmental consulting firm reasonably acceptable to the Administrative Agent and indicating whether Hazardous Materials are present in violation of Environmental Law, and the estimated cost of any compliance or remedial action in connection with such Default.

Section 5.12        Further Assurances. (a) (i) Execute any and all further documents, financing statements, agreements and instruments, and take all further action (including filing UCC and other financing statements, mortgages and deeds of trust) that may be required under applicable law, or that the Required Lenders, the Administrative Agent or the Collateral Agent may reasonably request, in order to effectuate the transactions contemplated by the Loan Documents and in order to grant, preserve, protect and perfect the validity and first priority of the security interests created or intended to be created hereunder and by the Security Documents; provided that, notwithstanding anything in this Agreement or any other Loan Document to the contrary, the Loan Parties shall not have any obligation to perfect any security interest or Lien, or record any notice thereof, in any Intellectual Property (as defined in each of the Collateral Agreements) included in the Collateral in any jurisdiction other than the United States or a jurisdiction in which a guarantor is organized or in any Excluded Property;

(i)                         Subject to Section 9.21, Holdings will cause any subsequently acquired or organized Restricted Subsidiary (other than an Excluded Subsidiary) to become a Loan Party by executing or joining the Guarantee Agreement and each applicable Security Document in favor of the Collateral Agent; provided, however, that no Foreign Subsidiary shall be required under this Agreement or the Guarantee Agreement to Guarantee, and no assets of a Foreign Subsidiary shall be required to collateralize, any U.S. Obligations or any other obligations of the U.S. Borrower;

(ii)                         In addition, the Borrowers will give prompt notice to the Administrative Agent of the acquisition by it or any of the Loan Parties of any owned real property (other than Excluded Property) having a value in excess of $2,500,000 and will deliver, at its cost and expense, a mortgage with respect to such owned real property as additional collateral to secure the Obligations, which mortgage shall be in a form reasonably acceptable to the Borrowers and the Administrative Agent. In connection with any such mortgage interest, the Borrowers shall also deliver or cause to be delivered to the Lenders all such instruments and documents (including legal opinions, title insurance policies and lien searches and, in accordance with the requirements of Section 5.02(c), “life of loan” flood determinations (signed by each Borrower, to the extent required)) as the Collateral Agent shall reasonably request to evidence compliance with this Section. Notwithstanding the foregoing, the parties hereto agree that the Borrowers shall only be required to deliver surveys of after acquired properties to the Administrative Agent to the extent any surveys are in the possession of the Borrowers. In the event a survey of the after acquired property does not exist, the related title insurance policy may be subject to an exception for any matters that would be revealed by an accurate survey of the applicable property.

(b)               if the Borrowers or any Guarantor acquires any marine vessel with a Fair Market Value in excess of $5,000,000 (other than a marine vessel acquired with Indebtedness permitted by Section 6.01), then the Borrowers or the applicable Restricted Subsidiary (as applicable) shall, within twenty Business Days of such acquisition, execute and deliver such mortgages and other security instruments as shall be necessary to cause such marine vessel to become a Mortgaged Vessel subject to a perfected first-priority security interest (subject to Permitted Liens).

(c)                if the Fair Market Value of any marine vessel owned by the Borrowers or any Guarantor (other than a marine vessel acquired with Indebtedness permitted by Section 6.01) increases to an amount in excess of $5,000,000 because of improvements to such marine vessel, then the Borrowers or the applicable Restricted Subsidiary (as applicable) shall, within twenty Business Days of a Responsible Officer of the Borrowers learning of such increase in Fair Market Value, execute and deliver such mortgages and other security instruments as shall be necessary to cause such marine vessel to become a Mortgaged Vessel subject to a perfected first-priority security interest (subject to Permitted Liens).

(d)               Notwithstanding anything in this Agreement or any Security Document to the contrary, in no event shall the Equity Interests of any Foreign Subsidiary be pledged by any Loan Party to secure any U.S. Obligation, other than 65% of the Equity Interests of a Foreign Subsidiary the Equity Interests of which are owned directly by Holdings or a Domestic Subsidiary.

Section 5.13        Credit Ratings. For so long as any Loans remain outstanding, the Borrowers shall use their commercially reasonable efforts to maintain a public corporate family rating and public corporate credit rating with respect to Holdings and a public credit rating with respect to the Term Loan Facility, in each case from each of Moody’s and S&P (but not to obtain a specific rating).

Section 5.14        Designation of Subsidiaries. The Borrowers may designate any Restricted Subsidiary as an Unrestricted Subsidiary or any Unrestricted Subsidiary as a Restricted Subsidiary; provided that immediately before and after giving effect to such designation, no Event of Default shall have occurred and be continuing; provided, further, that the designation of any Subsidiary as an Unrestricted Subsidiary after the Third Restatement Date shall constitute an Investment by the Borrowers and their Restricted Subsidiaries, as applicable, therein at the date of designation in an amount equal to the fair market value (as determined by a Responsible Officer of the U.S. Borrower in good faith) of the applicable parties’ Investment therein and no such designation shall be effective unless the Borrowers and the Restricted Subsidiaries are in compliance with Section 6.04 after giving effect to such Investment. The designation of any Unrestricted Subsidiary as a Restricted Subsidiary shall constitute (i) the incurrence at the time of designation of any Investment, Indebtedness or Liens of such Subsidiary existing at such time and (ii) a return on any Investment by the Borrowers or any Restricted Subsidiary in Unrestricted Subsidiaries pursuant to the preceding sentence in an amount equal to the fair market value at the date of such designation of the Borrowers’ and their Restricted Subsidiaries’ (as applicable) Investment in such Subsidiary.

Section 5.15        Lender Calls. The Borrowers will, upon the request of the Administrative Agent or the Required Lenders, use commercially reasonable efforts to participate in a conference call with the Administrative Agent and the Lenders once per calendar year, at such a time as may be reasonably agreed to by the Borrowers and the Administrative Agent.

Section 5.16        Anti-Corruption Laws. The Borrowers and their Restricted Subsidiaries shall conduct their businesses in compliance in all material respects with the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, and other similar applicable anti-corruption legislation and shall institute and maintain policies and procedures reasonably designed to promote and achieve compliance with such laws.

Section 5.17        Post-Closing. Each of the Credit Parties shall satisfy the requirements set forth on Schedule 5.17 on or before the date specified for such requirement or such later date to be determined by Administrative Agent in its reasonable discretion.

Article VI

Negative Covenants

Each of Holdings (solely with respect to Section 6.08) and each Borrower covenants and agrees with each Lender that, at all times prior to the Termination Date, neither Holdings (solely with respect to Section 6.08) nor the Borrowers will, nor will the Borrowers cause or permit any of the Restricted Subsidiaries to:

Section 6.01        Indebtedness. Incur, create, assume or permit to exist any Indebtedness, except:

(a)                Indebtedness existing on the Third Restatement Date and set forth on Schedule 6.01;

(b)               Indebtedness created hereunder and under the other Loan Documents;

(c)                Indebtedness under Hedging Agreements not entered into for speculative purposes;

(d)               intercompany Indebtedness of the Borrowers and the Restricted Subsidiaries to the extent permitted by Section 6.04(c) or as contemplated by Schedule 5.17;

(e)                Indebtedness of the Borrowers or any Restricted Subsidiary incurred to finance the acquisition, construction, improvement, replacement or repair of any property, assets or person (including marine vessels); provided that (i) such Indebtedness is incurred prior to or within 270 days after such acquisition or replacement or the completion of such construction, improvement or repair and (ii) the aggregate principal amount of Indebtedness permitted by this Section 6.01(e), when combined with the aggregate principal amount of all Capital Lease Obligations and Synthetic Lease Obligations incurred pursuant to Section 6.01(f) shall not exceed (A) during the Waiver Period or any Specified Equity Cure Period, $5,000,000, and (B) at any time other than during the Waiver Period or any Specified Equity Cure Period, the greater of (x) $20,000,000 and (y) 10.0% of Consolidated Total Assets (calculated as of the most recent date for which financial statements have been furnished pursuant to Section 5.04(a) or (b)), at the time incurred;

(f)                Capital Lease Obligations and Synthetic Lease Obligations (and any refinancings thereof) in an aggregate principal amount, when combined with the aggregate principal amount of all Indebtedness incurred pursuant to Section 6.01(e), not in excess of (A) during the Waiver Period or any Specified Equity Cure Period, $5,000,000, and (B) at any time other than during the Waiver Period or any Specified Equity Cure Period, the greater of (x) $20,000,000 and (y) 10.0% of Consolidated Total Assets (calculated as of the most recent date for which financial statements have been furnished pursuant to Section 5.04(a) or (b)), at the time incurred;

(g)               Indebtedness under performance bonds, surety bonds, release, appeal and similar bonds, customs, bids, statutory obligations, or similar obligations or with respect to workers’ compensation claims, in each case incurred in the ordinary course of business, and reimbursement obligations in respect of any of the foregoing;

(h)               Indebtedness incurred by Foreign Subsidiaries in an aggregate principal amount not exceeding (A) during the Waiver Period or any Specified Equity Cure Period, $5,000,000, and (B) at any time other than during the Waiver Period or any Specified Equity Cure Period, the greater of (x) $20,000,000 and (y) 10.0% of Consolidated Total Assets (calculated as of the most recent date for which financial statements have been furnished pursuant to Section 5.04(a) or (b)), at the time incurred;

(i)                 Guarantees of the Borrowers and the Restricted Subsidiaries in respect of Indebtedness otherwise permitted hereunder (other than Indebtedness incurred pursuant to paragraph (l) below);

(j)                 Indebtedness to future, present or former officers, directors, employees, members of management and consultants, their respective estates, executors, administrators, heirs, family members, legatees, distributees, spouses, former spouses, domestic partners and former domestic partners of Holdings or any Restricted Subsidiary to finance the purchase or redemption of Equity Interests of Holdings permitted by Section 6.07;

(k)               the accrual of interest, the accretion or amortization of original issue discount, or the payment of interest on any Indebtedness of the Borrowers and the Restricted Subsidiaries otherwise permitted under this Section 6.01 in the form of additional Indebtedness with the same term;

(l)                 Indebtedness of any person existing at the time such person is acquired (or such person’s assets are acquired) by the Borrowers or a Restricted Subsidiary in connection with any Permitted Acquisition or other transaction permitted under this Agreement and not incurred in anticipation or contemplation thereof so long as the Borrowers are in Pro Forma Compliance after giving effect thereto;

(m)             Indebtedness of the Borrowers or any Subsidiary Guarantor arising from agreements providing for earnouts, escrows, holdbacks and other, similar unsecured deferred payment obligations, indemnification, adjustment of purchase price or other similar obligations, in each case, that are contingent obligations (provided that, to the extent such obligations become due and payable, and are not subject to a good faith dispute, they shall be paid within 60 days of the date on which they are due);

(n)               Indebtedness of the Borrowers or the Restricted Subsidiaries in respect of overdrafts and related liabilities and/or arising from cash management services (including treasury, depository, overdraft, credit, purchasing or debit card, electronic funds transfer, netting, ACH services and other cash management arrangements), incurred in the ordinary course of business and Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently (except in the case of a daylight overdraft) drawn against insufficient funds in the ordinary course of business;

(o)               Indebtedness arising in connection with endorsements of instruments for deposit in the ordinary course of business;

(p)               reimbursement and related obligations in respect of standby letters of credit or bank guarantees issued for the account of the Borrowers or any Restricted Subsidiary in an aggregate face amount outstanding at any time not exceeding the greater of (x) $30,000,000 and (y) 15.0% of Consolidated Total Assets (calculated as of the most recent date for which financial statements have been furnished pursuant to Section 5.04(a) or (b)) at the time incurred;

(q)               any Permitted First Priority Refinancing Debt, Permitted Second Priority Refinancing Debt and Permitted Unsecured Refinancing Debt;

(r)                Indebtedness representing deferred compensation, severance, pension, and health and welfare retirement benefits or the equivalent to current and former employees of Borrowers and their Restricted Subsidiaries incurred in the ordinary course of business or existing on the Third Restatement Date;

(s)                any extensions, renewals, refinancings and replacements of the Indebtedness permitted to be incurred under Sections 6.01(a), (e), (f), (h), (l), (q), (t) and (x) (the Indebtedness being extended, renewed, refinanced or replaced being referred to herein as the “Refinanced Indebtedness”; and the Indebtedness incurred under this Section 6.01(s) being referred to herein as “Permitted Refinancing Indebtedness”); provided that (i) the aggregate principal amount of the Permitted Refinancing Indebtedness shall not exceed the aggregate principal amount of the Refinanced Indebtedness (except by an amount equal to the accrued interest and premium on, or other amounts paid (including underwriting discounts), and reasonable fees and other customary costs and expenses incurred, in connection with such extension, renewal, refinancing or replacement) and (ii) the Permitted Refinancing Indebtedness has a later or equal final maturity and a longer or equal Weighted Average Life to Maturity than the Refinanced Indebtedness;

(t)                 Indebtedness or guarantees incurred pursuant to any Vessel Financing so long as the Borrowers are in Pro Forma Compliance at the time of entering into the binding agreement to construct or acquire the marine vessel that is subject to the Vessel Financing;

(u)               Indebtedness representing installment insurance premiums owing in the ordinary course of business;

(v)               unsecured Indebtedness arising out of judgments not constituting an Event of Default;

(w)             customer deposits and advance payments received in the ordinary course of business from customers for services purchased in the ordinary course of business;

(x)               Indebtedness in respect of (i) one or more series of notes issued by any of the Borrowers that are either (x) unsecured or (y) secured by Liens on the Collateral ranking junior to the Liens securing the Obligations, in each case, issued in a public offering, Rule 144A or other private placement in lieu of the foregoing (and any Registered Equivalent Notes issued in exchange therefor), and (ii) loans made to any of the Borrowers that are either (x) unsecured or (y) secured by Liens on Collateral ranking junior to the Liens securing the Obligations (any such Indebtedness, “Incremental Equivalent Debt”); provided that the aggregate initial principal amount of all Incremental Equivalent Debt shall not exceed the amount permitted to be incurred under the Incremental Loan Amount, the terms of all Incremental Equivalent Debt shall be subject to the conditions applicable to Incremental Loans in Section 2.24(b)(i)(A) and such Incremental Equivalent Debt shall have no additional guarantees than the existing Loans or be secured by any property or assets not included in the Collateral of the existing Loans; provided, further, that (x) in the case of Incremental Equivalent Debt secured on a junior basis to the Liens on the Collateral securing the Obligations, in lieu of complying with the maximum First Lien Net Leverage Ratio test set forth in the definition of “Incremental Loan Amount”, the Borrowers shall be required to comply with a Secured Net Leverage Ratio (calculated on a Pro Forma Basis) not to exceed 4.50 to 1.00, (y) in the case of unsecured Incremental Equivalent Debt, in lieu of complying with the maximum First Lien Net Leverage Ratio test set forth in the definition of “Incremental Loan Amount”, the Borrowers shall be required to comply with a Total Net Leverage Ratio (calculated on a Pro Forma Basis) not to exceed 5.00 to 1.00 and (z) in the case of Incremental Equivalent Debt that is secured, such Incremental Equivalent Debt shall be subject to an intercreditor agreement in form and substance reasonably satisfactory to the Administrative Agent;

(y)               other Indebtedness of the Borrowers or the Restricted Subsidiaries in an aggregate principal amount not exceeding (A) during the Waiver Period or any Specified Equity Cure Period, $5,000,000, and (B) at any time other than during the Waiver Period or any Specified Equity Cure Period, the greater of (x) $20,000,000 and (y) 10.0% of Consolidated Total Assets (calculated as of the most recent date for which financial statements have been furnished pursuant to Section 5.04(a) or (b)), at the time incurred; and

(z)                Indebtedness in respect of Permitted Convertible Notes or Permitted Convertible Note Hedging Agreements; provided that no Indebtedness may be incurred under this Section 6.01(z) to the extent a Main Street Loan has been incurred and is currently outstanding.

Section 6.02        Liens. Create, incur, assume or permit to exist any Lien on any property or assets (including Equity Interests or other securities of any person) now owned or hereafter acquired by it or on any income or revenues or rights in respect of any thereof, except (collectively, the “Permitted Liens”):

(a)                Liens on property or assets of the Borrowers or any Restricted Subsidiaries existing on the Third Restatement Date and set forth in Schedule 6.02; provided that such Liens shall secure only those obligations which they secure on the Third Restatement Date and extensions, renewals and replacements thereof;

(b)               any Lien created under the Loan Documents;

(c)                any Lien existing on any property or asset prior to the acquisition thereof by the Borrowers or any Restricted Subsidiary or existing on any property or assets of any person that becomes a Restricted Subsidiary after the Third Restatement Date prior to the time such person becomes a Restricted Subsidiary, as the case may be; provided that (i) such Lien is not created in contemplation of or in connection with such acquisition or such person becoming a Restricted Subsidiary, (ii) such Lien does not apply to any other property or assets of the Borrowers or any Restricted Subsidiary other than the proceeds or products thereof (it being understood and agreed that individual financings otherwise permitted to be secured hereunder provided by one person (or its Affiliates) may be cross collateralized to other financings provided by such person (or its Affiliates) on customary terms) and (iii) such Lien secures only those obligations which it secured on the date of such acquisition or the date such person becomes a Restricted Subsidiary, as the case may be, and any replacements, renewals and extensions thereof (provided that the property covered thereby is not increased);

(d)               Liens for Taxes not yet due and payable or which are being contested in compliance with Section 5.03;

(e)                carriers’, warehousemen’s, mechanics’, materialmen’s,
repairmen’s or other like Liens arising in the ordinary course of business and securing obligations that are not overdue by more than 60 days or which are being contested in compliance with Section 5.03;

(f)                pledges and deposits made in the ordinary course of business in compliance with workmen’s compensation, unemployment insurance and other social security laws or regulations or in connection with performance bonds, surety bonds or statutory obligations or letters of credit to support the same, or with respect to workers’ compensation claims;

(g)               deposits to secure the performance of bids, sales, tenders, trade contracts (other than for Indebtedness), liability to insurance carriers, leases (other than Capital Lease Obligations), statutory obligations, surety, release, appeal or similar bonds, performance bonds, self-insurance programs and other obligations of a like nature incurred in the ordinary course of business; zoning restrictions, easements, rights-of-way, restrictions on use of real property and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount and do not materially interfere with the ordinary conduct of the business of the Borrowers or any of their Restricted Subsidiaries;

(h)               Liens in property or assets to secure Indebtedness of the Borrowers or any Restricted Subsidiary incurred to finance the acquisition, construction, improvement, replacement or repair of such property or assets; provided that (i) such Liens secure Indebtedness permitted by Section 6.01, (ii) the Indebtedness secured thereby does not exceed the cost of such property or assets at the time of such acquisition (or construction or improvement) and (iii) such Liens do not apply to any other property or assets of the Borrowers or any Restricted Subsidiary (other than proceeds or products thereof); provided that individual financings otherwise permitted to be secured hereunder provided by one person (or its Affiliates) may be cross collateralized to other financings provided by such person (or its Affiliates) on customary terms;

(i)                 Liens arising out of judgments, attachments or awards and/or decrees and notices of lis pendens and associated rights relating to litigation being contested not resulting in an Event of Default;

(j)                 Liens granted by a Restricted Subsidiary that is not a Loan Party in favor of the Borrowers or another Loan Party in respect of Indebtedness to or other obligations owed by such Restricted Subsidiary to such Loan Party;

(k)               Liens for current crew’s wages and salvage;

(l)                 Liens of a collection bank arising under Section 4-210 of the UCC on items in the course of collection;

(m)             any Lien consisting of rights reserved to or vested in any Governmental Authority by any statutory provision;

(n)               the rights reserved or vested in persons by the terms of any lease, license, franchise, grant or permit held by the Borrowers or any of their Restricted Subsidiaries or by a statutory provision, term terminate any such lease, license, franchise, grant or permit, or to require annual or periodic payments as a condition to the continuance thereof;

(o)               Liens on assets of Foreign Subsidiaries; provided that (i) such Liens do not extend to, or encumber, assets that constitute Collateral or the Equity Interests of the Borrowers or any of the Restricted Subsidiaries, and (ii) such Liens extending to the assets of any Foreign Subsidiary secure only Indebtedness incurred by such Foreign Subsidiary pursuant to Section 6.01(h), (p), (x) or (y) (or Permitted Refinancing Indebtedness in respect thereof);

(p)               Liens in connection with Indebtedness permitted by Section 6.01(e) or (f) (or any Permitted Refinancing Indebtedness in respect thereof) as long as such Liens do not at any time encumber any property other than the property financed by such Indebtedness (other than proceeds or products thereof); provided that individual financings otherwise permitted to be secured hereunder provided by one person (or its Affiliates) may be cross collateralized to other financings provided by such person (or its Affiliates) on customary terms;

(q)               (i) any interest or title of a lessor, sublicensor, or licensor under any lease, sublicense or license (including licenses or sublicenses of (or other grants of rights to use or exploit) Intellectual Property Rights) covering only the assets so leased, sublicensed or licensed, and (ii) licenses, sublicenses, leases or subleases (including licenses or sublicenses of (or other grants of rights to use or exploit) Intellectual Property Rights) granted to third persons or Affiliates, in each case, not adversely interfering in any material respect with the business of the Borrowers or the Restricted Subsidiaries;

(r)                rights of setoff or bankers’ liens upon deposits of cash in favor of banks or other financial institutions in the ordinary course of business;

(s)                Liens arising from precautionary UCC financing statements regarding operating leases or consignments;

(t)                 (i) contractual or statutory Liens of landlords to the extent relating to the property and assets relating to any lease agreements with such landlord, (ii) contractual Liens of suppliers (including sellers of goods) to the extent limited to property or assets relating to such contract, (iii) contractual or statutory Liens of governmental or other customers to the extent limited to the property or assets relating to such contract, and (iv) Liens in favor of governmental bodies to secure advance or progress payments pursuant to any contract or statute;

(u)               any (i) customary restriction on the transfer of licensed Intellectual Property Rights and (ii) customary provision in any agreement that restricts the assignment of such agreement or any Intellectual Property Rights thereunder;

(v)               Liens deemed to exist in connection with Investments in repurchase agreements for Cash Equivalents;

(w)             Liens attached to cash earnest money deposits made by the Borrowers or a Restricted Subsidiary in connection with any letter of intent or purchase agreement entered into by the Borrowers or a Restricted Subsidiary;

(x)               Liens on cash or Cash Equivalents and/or the related goods and documents to secure reimbursement and related obligations incurred under Section 6.01(p);

(y)               Liens on the Collateral securing Incremental Equivalent Debt, Permitted First Priority Refinancing Debt or Permitted Second Priority Refinancing Debt (or, in each case, any Permitted Refinancing Indebtedness in respect thereof);

(z)                Liens upon specific items of inventory or other goods and proceeds of any person securing such person’s obligations in respect of bankers’ acceptances issued or created for the account of such person to facilitate the purchase, shipment or storage of such inventory or other goods in the ordinary course of business;

(aa)            Liens (i) on advances of cash or Cash Equivalents in favor of the seller of any property to be acquired in an Investment permitted pursuant to Section 6.04 to be applied against the purchase price for such Investment or, (ii) consisting of an agreement to dispose of any property in a disposition permitted under Section 6.05, in each case, solely to the extent such Investment or disposition, as the case may be, would have been permitted on the date of the creation of such Lien or on the date of any contract for such Investment or disposition;

(bb)           Liens deemed to exist in connection with Investments in repurchase agreements under Section 6.04 and reasonable customary initial deposits and margin deposits and similar Liens attaching to commodity trading accounts or other brokerage accounts maintained in the ordinary course of business and not for speculative purposes;

(cc)            to the extent constituting Liens, dispositions expressly permitted under Section 6.05;

(dd)           Liens on insurance policies and the proceeds thereof securing (i) the financing of the premiums with respect thereto or (ii) Vessel Financings; provided that in the case of this clause (ii) such Liens shall be limited to the insurance (or any applicable portion thereof) that relates to the marine vessel that is subject to the Vessel Financing;

(ee)            Liens (i) on Equity Interests in joint ventures, Unrestricted Subsidiaries or Excluded Vessel Subsidiaries; provided such Liens secure Indebtedness of such joint venture, Unrestricted Subsidiary or Excluded Vessel Subsidiary, as applicable, (ii) consisting of customary rights of first refusal and tag, drag and similar rights in joint venture agreements and agreements with respect to non-wholly owned Subsidiaries and (iii) consisting of any encumbrance or restriction (including put and call arrangements) in favor of a joint venture party with respect to Equity Interests of, or assets owned by, any joint venture or similar arrangement pursuant to any joint venture or similar agreement;

(ff)     utility and similar deposits in the ordinary course of business;

(gg)           Liens arising by operation of law as the result of the furnishing of necessaries for any marine vessel so long as the same are discharged in the ordinary course of business or are being diligently contested in good faith by appropriate proceedings;

(hh)           Liens on deposits or other amounts held in escrow to secure contractual payments (contingent or otherwise) payable by to a seller after the consummation of a Permitted Acquisition;

(ii)               Liens in connection with any Vessel Financing permitted by Section 6.01(t) (or any Permitted Refinancing Indebtedness in respect thereof); provided that such Liens apply only to the property and assets of the applicable Excluded Vessel Subsidiary (it being understood and agreed that individual financings otherwise permitted to be secured hereunder provided by one person (or its Affiliates) may be cross collateralized to other financings provided by such person (or its Affiliates) on customary terms); and

(jj)               other Liens securing obligations in an aggregate amount that does not exceed $5,000,000.

Notwithstanding anything in this Section 6.02 to the contrary, neither of the Borrowers will, nor will the Borrowers cause or permit any of the Restricted Subsidiaries to, create, incur, assume or permit to exist any Lien securing Indebtedness on any marine vessels owned by LEX Bluewater II or LEX Endurance as of the First Amendment Effective Date (whether from time to time owned by LEX Bluewater II, LEX Endurance, the Borrowers or other Restricted Subsidiaries after the First Amendment Effective Date) other than Liens incurred in connection with any Vessel Financing (or any Permitted Refinancing Indebtedness thereof).

Section 6.03        Sale and Lease-Back Transactions. Enter into any arrangement, directly or indirectly, with any person whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property which it intends to use for substantially the same purpose or purposes as the property being sold or transferred unless (a) the sale or transfer of such property is permitted by Section 6.05 and (b) any Capital Lease Obligations, Synthetic Lease Obligations or Liens arising in connection therewith are permitted by Sections 6.01 and 6.02, as the case may be.

Section 6.04        Investments, Loans and Advances. Purchase, hold or acquire any Equity Interests, evidences of indebtedness (by way of Guarantee or otherwise) or other securities of, make or permit to exist any loans or advances to, or purchase, lease or otherwise acquire (in one transaction or a series of transactions) all or substantially all of the assets or a line of business of, any other person (all of the foregoing, collectively, “Investments”), except:

(a)                (i) Investments by the Borrowers and the Restricted Subsidiaries existing on the Third Restatement Date in the Equity Interests of the Restricted Subsidiaries and (ii) additional Investments by the Borrowers and the Restricted Subsidiaries in the Equity Interests of the Subsidiaries made after the Third Restatement Date; provided that (A) any such Equity Interests held by a Loan Party shall be pledged pursuant to the applicable Security Documents (subject to the limitations referred to therein or in Section 5.12) and (B) the aggregate amount of Investments made after the First Amendment Effective Date by Loan Parties in, and loans and advances by Loan Parties to, Restricted Subsidiaries that are not Loan Parties (without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs) with respect to such Investments shall not exceed $0;

(b)               cash and Cash Equivalents;

(c)                loans or advances made by the Borrowers to any Restricted Subsidiary and made by any Restricted Subsidiary to Holdings, the Borrowers or any other Restricted Subsidiary; provided that (i) if such loans and advances made by a Loan Party are evidenced by a promissory note, it shall be pledged to the Collateral Agent for the ratable benefit of the Secured Parties pursuant to the applicable Security Documents and (ii) the amount of such loans and advances made by Loan Parties to Restricted Subsidiaries that are not Loan Parties shall be subject to the limitation set forth in clause (a) above;

(d)               Investments (i) received in satisfaction or partial satisfaction of delinquent accounts and disputes with customers or suppliers of such person; (ii) acquired as a result of foreclosure of a Lien securing an Investment or the transfer of the assets subject to such Lien in lieu of foreclosure, (iii) consisting of deposits, prepayments or other credits to suppliers; and (iv) in the ordinary course of business consisting of endorsements of negotiable instruments for collection or deposit;

(e)                the establishment, creation or acquisition of Subsidiaries (provided that the making of any Investment in such Subsidiaries shall require the usage of another section under this Section 6.04);

(f)                Investments existing on the Third Restatement Date listed on Schedule 6.04 and renewals or extensions of any such Investment to the extent not involving any additional Investments other than as a result of the accrual or accretion of investment or original issue discount or the issuance of pay-in-kind securities, in each case pursuant to the terms of such Investments as in effect on the Third Restatement Date;

(g)               loans and advances to directors, employees and officers of Holdings, the Borrowers and the Restricted Subsidiaries (i) for bona fide business purposes, (ii) to purchase Equity Interests of Holdings, in an aggregate amount for all such loans and advances made by any Borrower and the Restricted Subsidiaries not to exceed $1,500,000 at any time outstanding and (iii) to purchase Equity Interests of Holdings (other than Disqualified Capital Stock), so long as, in the case of this Section 6.04(g)(ii), a cash amount equal to such loans or advances is promptly reinvested in the Borrowers;

(h)               Hedging Agreements that are not entered into for speculative purposes;

(i)                 the Borrowers or any Restricted Subsidiary may acquire (whether by purchase, merger or otherwise) all or substantially all the assets of a person or line of business, unit or division of such person, or not less than a majority of the Equity Interests (other than directors’ or foreign national qualifying shares) of a person (including with respect to an Investment in a Restricted Subsidiary that serves to increase any Borrower’s or their Restricted Subsidiaries’ respective ownership of Equity Interests therein) (referred to herein as the “Acquired Entity”); provided that (i) such acquisition was not preceded by an unsolicited tender offer for such Equity Interests by, or proxy contest initiated by, Holdings or any Restricted Subsidiary; (ii) the Acquired Entity shall be in a line of business permitted under Section 6.08 with respect to the Borrowers and the Restricted Subsidiaries; (iii) at the time of such transaction and in accordance with Section 1.04 (A) both immediately before and after giving effect thereto, no Event of Default shall have occurred and be continuing and (B) the Borrowers shall be in Pro Forma Compliance after giving effect thereto; (iv) the Acquired Entity and each of its wholly owned Subsidiaries (other than Excluded Subsidiaries) shall become Loan Parties (to the extent required by Section 5.12) by executing or joining the Guarantee Agreement and each applicable Security Document in favor of the Collateral Agent; (v) the aggregate amount of such acquisitions by the Borrowers and their Restricted Subsidiaries of entities that are not (or do not become) Loan Parties shall not exceed (A) during the Waiver Period or any Specified Equity Cure Period, $0, and (B) at any time other than during the Waiver Period or any Specified Equity Cure Period, the greater of (x) $20,000,000 and (y) 10.0% of Consolidated Total Assets (calculated as of the most recent date for which financial statements have been furnished pursuant to Section 5.04(a) or (b)), and (vi) if such acquisition involves the acquisition of one or more marine vessels, in each case having a Fair Market Value in excess of $5,000,000, the Borrowers or the applicable Restricted Subsidiary shall abide by the terms of Section 5.12(c) (any acquisition of an Acquired Entity meeting all the criteria of this Section 6.04(i) being referred to herein as a “Permitted Acquisition”);

(j)                 any Investment held by any person in existence at the time such person becomes a Restricted Subsidiary; provided that such Investment was not made in connection with or anticipation of such person becoming a Restricted Subsidiary, and any modification, replacement, renewal or extension of such Investment which does not involve an additional Investment;

(k)               Investments constituting Capital Expenditures (provided that the exclusions set forth in such definition shall be disregarded for purposes of this Section 6.04(k));

(l)                 Investments in Restricted Subsidiaries to the extent made to effectuate a substantially contemporaneous Permitted Acquisition otherwise permitted hereunder; provided that any such Investments in Restricted Subsidiaries that do not become Loan Parties are counted against the limitation on the acquisition of Restricted Subsidiaries that do not become Loan Parties pursuant to and as set forth in Section 6.04(i)(vii);

(m)             Investments by the Borrowers and the Restricted Subsidiaries consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss and other extensions of credit arising in the ordinary course of business and consistent with past practices (including endorsements of negotiable instruments);

(n)               Guarantees by the Borrowers and the Restricted Subsidiaries (i) of leases (other than Capital Lease Obligations) or of other obligations that do not constitute Indebtedness, in each case entered into in the ordinary course of business and (ii) permitted by Section 6.01; provided that any Guarantee by a Loan Party of the obligations of a person that is not a Loan Party shall be subject to, and included as an Investment in the basket provided for in paragraph (a) above;

(o)               Investments made with the proceeds of Asset Sales, Recovery Events and Permitted Asset Sales of the Equity Interests or assets of joint ventures, Restricted Subsidiaries that are not Loan Parties or Unrestricted Subsidiaries;

(p)               Investments by Holdings, the Borrowers and the Restricted Subsidiaries in the form of promissory notes or equity or debt securities acquired in connection with dispositions permitted pursuant to Section 6.05;

(q)               [reserved];

(r)                Investments in an amount not to exceed the Available Basket Amount at the time of such Investment; provided that no Event of Default shall have occurred and be continuing at the time of such Investment or would result therefrom;

(s)                Investments consisting of Liens, Indebtedness, fundamental changes, dispositions and Restricted Payments permitted under Section 6.01, Section 6.02, Section 6.05, Section 6.06 and Section 6.07, respectively;

(t)                 advances of payroll payments to directors, officers, employees, members of management and consultants in the ordinary course of business;

(u)               Investments to the extent that payment for such Investments is made solely with Qualified Capital Stock of Holdings or out of the proceeds of, the substantially concurrent sale of, Qualified Capital Stock of Holdings or contributions to the equity capital of Holdings (other than any Disqualified Capital Stock);

(v)               Investments, or transfers to another Loan Party of an interest, in any Restricted Subsidiary in connection with reorganizations and related activities related to tax planning; so long as the Borrowers provide to the Administrative Agent evidence reasonably acceptable to the Administrative Agent that, after giving pro forma effect to any such reorganization and related activities (i) the granting, perfection, validity and priority of the security interest of the Collateral Agent in the Collateral, taken as a whole, is not materially impaired and (ii) no material assets, on a net basis (as determined in good faith in writing by a Responsible Officer of the U.S. Borrower), shall have been moved from Loan Parties to Restricted Subsidiaries that are not Guarantors in reliance on this subclause;

(w)             (A) Investments by Holdings, the Borrowers and the Restricted Subsidiaries in any Excluded Vessel Subsidiary made in connection with a Vessel Financing; provided that (i) the aggregate amount of Investments shall not exceed the greater of $50,000,000 and 100% of Consolidated EBITDA, (ii) the proceeds of such Investments shall be used by such Excluded Vessel Subsidiary or any of its subsidiaries solely to fund a portion of the purchase price of, and pay fees and expenses related to, the acquisition of such marine vessels and (iii) other than Investments in LEX Bluewater II and LEX Endurance, the Total Net Leverage Ratio on a Pro Forma Basis as of the last day of the most recently ended Test Period for which financial statements have been delivered pursuant to Section 5.04(a) or (b), is less than or equal to 4.50 to 1.00; provided, further, that during the Waiver Period Investments permitted by this Section 6.04(w) shall be limited to Investments in LEX Bluewater II and LEX Endurance and (B) Investments by Holdings, the Borrowers and the Restricted Subsidiaries in any Excluded Vessel Subsidiary under any arrangement with respect to any Vessel Financing in the ordinary course of business;

(x)               other Investments in an amount such that the Total Net Leverage Ratio on a Pro Forma Basis as of the last day of the most recently ended Test Period for which financial statements have been delivered pursuant to Section 5.04(a) or (b), is less than or equal to 2.50 to 1.00; provided that if the proceeds of the Investment will be applied to finance a Limited Condition Transaction, compliance with this clause (x) shall be determined in accordance with Section 1.04;

(y)               Investments in Permitted Convertible Note Hedging Agreements; and

(z)                in addition to Investments permitted by paragraphs (a) through (y) above, additional Investments by the Borrowers and the Restricted Subsidiaries so long as the aggregate amount invested pursuant to this paragraph (z) (without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment) minus the amount of cash (and the fair market value of other asset) returned or repaid with respect to such Investments does not exceed $5,000,000.

For purposes of compliance with this Section 6.04, the amount of any Investment shall be the amount actually invested (measured at the time made), without adjustment for subsequent increases or decreases in the value of such Investment but giving effect to any returns or distributions of capital or repayment of principal actually received in cash by such other person with respect thereto (but only to the extent that the aggregate amount of all such returns, distributions and repayments with respect to such Investment does not exceed the principal amount of such Investment and less any such amount which increases the Available Basket Amount).

Section 6.05        Mergers, Consolidations and Sales of Assets. (a) Merge into or consolidate with any other person, or permit any other person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or substantially all the assets (whether now owned or hereafter acquired) of the Borrowers, except that (i) for the avoidance of doubt, the Borrowers and any Restricted Subsidiary may purchase inventory, equipment and other assets in the ordinary course of business, (ii) (w) any Restricted Subsidiary may liquidate or dissolve or merge or consolidate into either of the Borrowers in a transaction in which either of the Borrowers is the surviving corporation, (x) any Restricted Subsidiary may merge, liquidate, dissolve into or consolidate with any other Restricted Subsidiary in a transaction in which the surviving entity is a Restricted Subsidiary (provided that if any party to any such transaction is a Loan Party, the surviving entity of such transaction shall be a Loan Party), (y) any Restricted Subsidiary may liquidate or dissolve if the U.S. Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Borrowers and is not materially disadvantageous to the Lenders and (z) any Restricted Subsidiary may sell, transfer, lease or otherwise dispose of all or substantially all of its assets to a Borrower or any other Restricted Subsidiary (provided that if such transferor Restricted Subsidiary is a Subsidiary Guarantor, the transferee in such transaction shall be a Borrower or a Subsidiary Guarantor), (iii) the Borrowers and the Restricted Subsidiaries may make any Investment permitted by Section 6.04 by way of merger, consolidation or amalgamation, (iv) for the avoidance of doubt, the Borrowers and the Restricted Subsidiaries may sell or otherwise dispose of assets in transactions that do not constitute an Asset Sale or are permitted pursuant to clause (b) below, (v) [reserved]; (vi) any Restricted Subsidiary may merge, dissolve, liquidate, amalgamate, consolidate with or into another person in order to effect an Asset Sale permitted pursuant to clause (b) below or a sale, transfer or other disposition of assets that does not constitute an Asset Sale; and (vii) the Borrowers and any Restricted Subsidiary may make dispositions permitted by Section 6.04, this Section 6.05(a) and Section 6.06 and incur Liens permitted by Section 6.02.

(a)                Engage in any Asset Sale unless if the assets sold, transferred or otherwise disposed of have a fair market value in excess of $1,000,000 (i) such Asset Sale is for consideration at least 75% of which is cash or Cash Equivalents or Designated Non-Cash Consideration to the extent that all Designated Non-Cash Consideration at such time does not exceed $5,000,000 (with the fair market value of each item of Designated Non-Cash Consideration being measured at the time received and without giving effect to subsequent changes in value) and (ii) such consideration is at least equal to the fair market value of the assets being sold, transferred, leased or disposed of.

Section 6.06        Restricted Payments; Restrictive Agreements. (a) Declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so; provided, however, that (i) any Restricted Subsidiary of the Borrowers may declare and pay dividends or make other distributions to its equity holders (so long as, to the extent such Restricted Subsidiary is not a wholly owned Subsidiary, such dividends or distributions are made on a pro rata basis), (ii) so long as no Event of Default shall have occurred and be continuing or would result therefrom, the Borrowers or any Restricted Subsidiary may make distributions to Holdings so that Holdings may, repurchase its Equity Interests owned by current or former directors, officers, employees or consultants of Holdings, the Borrowers or the Restricted Subsidiaries or any estate, family member of, or trust or other entity for the benefit of, any of the foregoing persons upon termination of employment, in connection with the exercise of stock options, stock appreciation rights or similar equity incentives or equity based incentives pursuant to management incentive plans, in connection with the exercise of rights by Holdings or any Restricted Subsidiary under any agreement with any such current or former directors, officers, employees or consultants or in connection with the death or disability of such current or former directors, officers, employees or consultants, in an aggregate amount for all such repurchases not to exceed $1,000,000 in any fiscal year but not more than $5,000,000 in the aggregate plus the cash proceeds of key man life insurance policies received by the Borrowers after the Third Restatement Date less any amounts previously applied to the payment of Restricted Payments pursuant to this clause (a)(ii), (iii) Holdings, the Borrowers and each Restricted Subsidiary may declare and pay dividends payable solely in shares of common stock or other Qualified Capital Stock of Holdings, the Borrowers or such Restricted Subsidiary, (iv) the Borrowers or any Restricted Subsidiary may make distributions to Holdings so that Holdings may purchase, repurchase, defease, acquire or retire for value the capital stock of Holdings or options, warrants or other rights to acquire such capital stock solely in exchange for, or out of the proceeds of the sale of (so long as such purchase, repurchase, redemption, defeasance, acquisition or retirement is consummated within 60 days of such sale) Qualified Capital Stock of Holdings or options, warrants or other rights to acquire such Qualified Capital Stock, (v) the Borrowers and each Restricted Subsidiary may purchase, repurchase, defease or retire for value the capital stock of Holdings or options, warrants or other rights to acquire such capital stock deemed to occur upon the exercise of options, warrants or other rights to acquire such capital stock solely to the extent that shares or options, warrants or other rights to acquire such capital stock represent all or any portion of the exercise price of such options, warrants or other rights to acquire such capital stock, (vi) the making of cash payments (or distributions to Holdings to permit such payments by Holdings) in lieu of the issuance of fractional shares in connection with the exercise of warrants, options or other securities convertible into or exchangeable for equity interests of Holdings shall be permitted, (vii) the Borrowers or any Restricted Subsidiary may make Restricted Payments to Holdings (v) to finance any Investment permitted to be made pursuant to Section 6.04; provided that (A) such Restricted Payment shall be made substantially concurrently with the closing of such Investment and (B) such persons shall, promptly following the closing thereof, cause (1) all property acquired (whether assets or Equity Interests) to be contributed to the Borrowers or a Restricted Subsidiary or (2) the merger, amalgamation, consolidation or sale of all or substantially all assets (to the extent permitted in Section 6.05) of the person formed or acquired into the Borrowers or a Restricted Subsidiary in order to consummate such Investment, in each case, in accordance with the requirements of Section 5.12 and Section 6.04; (w) the proceeds of which shall be used by Holdings to pay costs, fees and expenses related to any equity or debt offering permitted by this Agreement (whether or not successful); (x) to the extent necessary to pay general corporate and overhead expenses incurred by Holdings (including legal, accounting and filing costs), (y) to the extent necessary to pay fees and expenses and (z) in an amount necessary to pay the Tax liabilities of Holdings directly attributable to (or arising as a result of) the operations or income of the Borrowers and the Restricted Subsidiaries; (viii) the Borrowers and the Restricted Subsidiaries may make additional Restricted Payments, in an amount not to exceed the Available Basket Amount immediately prior to the time such Restricted Payment is paid, shall be permitted; provided that (x) no Event of Default has occurred and is continuing at the time of any such Restricted Payment or would result therefrom and (y) the Total Net Leverage Ratio calculated on a Pro Forma Basis as of the last day of the most recently ended Test Period for which financial statements have been delivered pursuant to Section 5.04(a) or (b), as applicable, prior to the date of the execution of the definitive agreement governing such Restricted Payment shall not exceed 2.50 to 1.00; provided, further, that during the Waiver Period or any Specified Equity Cure Period the Borrowers and the Restricted Subsidiaries shall not be permitted to make any Restricted Payments pursuant to this clause (viii); (ix) [reserved]; (x) [reserved]; (xi) the Borrowers and the Restricted Subsidiaries may make any Restricted Payment within 60 days after the date of declaration thereof, if at the date of such declaration such Restricted Payment would have complied with another provision of this Section 6.06; provided that the making of such Restricted Payment will reduce capacity for Restricted Payments pursuant to such other provision when so made; (xii) the Borrowers and the Restricted Subsidiaries may make additional Restricted Payments with any cash received by Holdings, which is contributed as common equity to the U.S. Borrower, as the exercise price in connection with an exercise of warrants or options with respect to Equity Interests of Holdings by the holders of such warrants or options; (xiii) to the extent constituting Restricted Payments, the Borrowers and the Restricted Subsidiaries may enter into transactions expressly permitted by Sections 6.03, 6.04, 6.05 or 6.07; (xiv) payments made or expected to be made by the Borrowers or any Restricted Subsidiary (or distributions to Holdings to permit such payments by Holdings) in respect of withholding, employment or similar taxes payable by any current or former directors, officers, employees or consultants and any repurchases of Equity Interests deemed to occur upon exercise, vesting or settlement of, or payment with respect to, any equity or equity-based award, including, without limitation, stock or other equity options, stock or other equity appreciation rights, warrants, restricted equity units, restricted equity, deferred equity units or similar rights if such Equity Interests are used by the holder of such award to pay a portion of the exercise price of such options, appreciation rights, warrants or similar rights or to satisfy any required withholding or similar taxes with respect to any such award, (xv) the Borrower or any Restricted Subsidiary may make Restricted Payments to Holdings, the proceeds of which shall be used by Holdings to make any payment or delivery (1) pursuant to the terms of any Permitted Convertible Notes (including, without limitation, upon conversion, redemption, required repurchase, an interest payment date or maturity) or (2) pursuant to the terms of any Permitted Convertible Note Hedging Agreement or in connection with the early termination, unwind or settlement thereto and (xvi) in addition to Restricted Payments permitted by paragraphs (i) through (xv) above, additional Restricted Payments by the Borrowers and the Restricted Subsidiaries so long as the aggregate amount of such Restricted Payments pursuant to this paragraph (xvi) does not exceed $2,500,000.

(a)                Enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (i) the ability of the Borrowers or any Restricted Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets to secure the Obligations, or (ii) the ability of any Restricted Subsidiary of the Borrowers that is not a Loan Party to pay dividends or other distributions with respect to any of its Equity Interests or to make or repay loans or advances to the Borrowers or any other Loan Party or to Guarantee Indebtedness of the Borrowers or any other Loan Party; provided that (A) the foregoing shall not apply to restrictions and conditions imposed by any Requirement of Law or by any Loan Document or documentation relating to Incremental Equivalent Debt, the Permitted First Priority Refinancing Debt, Permitted Second Priority Refinancing Debt or Permitted Unsecured Refinancing Debt, (B) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Restricted Subsidiary or assets pending such sale; provided that such restrictions and conditions apply only to the Restricted Subsidiary that is to be sold and such sale is permitted hereunder, (C) [reserved], (D) the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness, (E) the foregoing shall not apply to customary provisions in leases and other contracts restricting subleasing or the assignment thereof, (F) the foregoing shall not apply to customary restrictions and conditions contained in any agreement relating to the sale of any property permitted under this Agreement pending the consummation of such sale, (G) the foregoing shall not apply to restrictions or conditions arising pursuant to an agreement or instrument relating to any Indebtedness permitted to be incurred by Section 6.01 if such restrictions or conditions taken as a whole are no more onerous to the Borrowers or the Restricted Subsidiaries than the terms of this Agreement, (H) the foregoing shall not apply to any agreement or instrument governing Indebtedness assumed in connection with the acquisition of assets by the Borrowers or any Restricted Subsidiary permitted hereunder or secured by a Lien encumbering assets acquired in connection therewith, which encumbrance or restriction is not applicable to any person, or the properties of any person, other than the person or the properties or assets of the person so acquired as long as such agreement or instrument was not entered into in contemplation of the acquisition of such assets, the foregoing shall not apply to any restrictions on cash or other deposits imposed by customers under contracts or other arrangements entered into or agreed to in the ordinary course of business, (J) the foregoing shall not apply to any provisions in joint venture agreements (relating solely to the respective joint venture) entered into in the ordinary course of business, (K) the foregoing shall not apply to customary non-assignment provisions in leases, contracts, licenses and other agreements, (L) the foregoing shall not apply to any agreement in effect at the time a person becomes a Restricted Subsidiary of the Borrowers, so long as such agreement was not entered into in connection with or in contemplation of such person becoming a Restricted Subsidiary of the Borrowers, which encumbrance or restriction is not applicable to the properties or assets of any Loan Party, other than the Restricted Subsidiary, or the property or assets of the Restricted Subsidiary, so acquired, (M) the foregoing shall not apply to customary restrictions that arise in connection with any Lien permitted by Section 6.02 or any document in connection therewith provided that such restriction relates only to the property subject to such Lien (and any proceeds and products thereof) and (N) the foregoing shall not apply to restrictions or conditions arising pursuant to an agreement, instrument or guarantee provided in connection with any Vessel Financing.

Section 6.07        Transactions with Affiliates. Except for transactions by or among the Borrowers and their Restricted Subsidiaries, sell or transfer any property or assets to, or purchase or acquire any property or assets from, or otherwise engage in any other transactions involving aggregate payments, for any such transaction or series of related transactions, in excess of $1,000,000, with any of its Affiliates, except that (a) the Borrowers or any Restricted Subsidiary may engage in any of the foregoing transactions at prices and on terms and conditions taken as a whole not materially less favorable to the Borrowers or such Restricted Subsidiary than could be obtained on an arm’s-length basis from unrelated third parties, (b) the Borrowers and the Restricted Subsidiaries may perform their respective obligations under documents existing on or prior to the Third Restatement Date and specified on Schedule 6.07 and any amendment or replacement thereof so long as it is not materially more disadvantageous to the Administrative Agent and the Lenders, taken as a whole, than the original agreement, (c) the Borrowers or any Restricted Subsidiary may declare or make Restricted Payments permitted by Section 6.06(a) and enter into agreements related thereto, (d) the Borrowers and the Subsidiary Guarantors may make Investments in Foreign Subsidiaries permitted by Section 6.04, (e) the Borrowers and the Restricted Subsidiaries may adopt, enter into, maintain and perform their obligations under employment, compensation, severance or indemnification plans and arrangements for current or former directors, officers, employees and consultants of Holdings, the Borrowers and any Restricted Subsidiary entered into in the ordinary course of business, (f) the Borrowers and the Restricted Subsidiaries may make loans or advances to directors, officers, employees and consultants of Holdings, the Borrowers and any Restricted Subsidiary otherwise permitted by Section 6.04, (g) Holdings may grant stock options or similar rights to directors, officers, employees and consultants of Holdings, the Borrowers and any Restricted Subsidiary, (h) Holdings may issue and sell Equity Interests to Affiliates and customary rights in connection therewith and (i) Holdings may enter into agreements with any Excluded Vessel Subsidiary in connection with a Vessel Financing.

Section 6.08        Business of Holdings, the Borrowers and Subsidiaries. (a) With respect to Holdings, engage in any business activities or have any material assets or material liabilities other than (i) agreements, plans or other arrangements relating to its current or former directors, officers, employees and consultants, (ii) receipt and declaration and payment of Restricted Payments, (iii) the performance of activities (including stockholder and other agreements) relating to the issuance, sale, purchase, repurchase or registration of securities of Holdings (including in connection with a public offering) and the incurrence and payment of fees, costs and expenses in connection therewith, (iv) the making of Investments to the extent of Restricted Payments permitted to be made pursuant to Section 6.06(a)(vii)(v), (v) the participation in tax, accounting and other administrative matters as a member of the consolidated group of Holdings, the Borrowers and their Restricted Subsidiaries, including compliance with applicable laws and legal, tax and accounting matters related thereto and activities relating to its officers, directors, managers and employees, (vi) the holding of any cash and Cash Equivalents and maintaining of deposit accounts in connection with the conduct of its business, (vii) its ownership of the Equity Interests of (and/or intercompany advances or loans permitted hereunder to or from) the Borrowers and their Subsidiaries and activities, assets and liabilities incidental thereto (including, without limitation, its liabilities pursuant to the Guarantee Agreement and Guarantees of and security interests granted to support Permitted First Priority Refinancing Debt, Permitted Second Priority Refinancing Debt, Guarantees of Credit Agreement Refinancing Indebtedness and other indebtedness permitted pursuant to Section 6.01 and other obligations of the Borrowers and their Subsidiaries), (viii) activities related to the maintenance of its corporate existence and compliance with applicable law, (ix) participating in tax, accounting and other administrative matters as a member of the consolidated group and the provision of administrative and advisory services (including treasury and insurance services) to its Subsidiaries of a type customarily provided by a holding company to its Subsidiaries, (x) any transaction with the Borrowers or any Restricted Subsidiary to the extent expressly permitted under this Article VI, (xi) Permitted Convertible Notes and Permitted Convertible Note Hedging Agreements and (xii) activities, assets and liabilities incidental to the foregoing clauses.

(a)                With respect to the Borrowers and the Restricted Subsidiaries, engage at any time in any business or business activity other than the business currently conducted by it and business activities reasonably similar, ancillary or related thereto or reasonable extensions of any of the foregoing.

(b)               Notwithstanding anything to the contrary contained in this Agreement or in any other Loan Document, (1) Holdings and/or any of its Restricted Subsidiaries may issue Permitted Convertible Notes and enter into Permitted Convertible Note Hedging Agreements, (2) Holdings and its Restricted Subsidiaries may take any action or perform any obligation required pursuant to the terms of any Permitted Convertible Notes or Permitted Convertible Note Hedging Agreements and (3) Holdings may guaranty any of its Restricted Subsidiaries performance under any Permitted Convertible Notes or any Permitted Convertible Note Hedging Agreements.

Section 6.09        Other Indebtedness and Agreements. (a) Permit any waiver, supplement, modification, amendment, termination or release of any organizational documents of Holdings, the Borrowers or any Subsidiary Guarantor in a manner that would adversely and materially affect the interests of the Lenders, or any indenture, instrument or agreement pursuant to which any Junior Debt of Holdings, the Borrowers or any of the Restricted Subsidiaries is outstanding in a manner materially adverse to Holdings, the Borrowers, any of the Restricted Subsidiaries or the Lenders.

(a)                Make any distribution, whether in cash, property, securities or a combination thereof, in respect of, or pay, or directly or indirectly redeem, repurchase, retire, or otherwise acquire for consideration, or set apart any sum for the aforesaid purposes, any Junior Debt except (i) the refinancing thereof with the Net Cash Proceeds of, or in exchange for, any Permitted Refinancing Indebtedness, (ii) the prepayment, redemption, repurchase, defeasance, exchange, acquisition or retirement or other acquisition of any Junior Debt in exchange for, or out of the proceeds of, the substantially concurrent sale of, Qualified Capital Stock of Holdings or contributions to the equity capital of Holdings (other than any Disqualified Capital Stock) not otherwise included in the Available Basket Amount, (iii) the prepayment, redemption, repurchase, defeasance, exchange, acquisition or retirement or other acquisition of any Junior Debt in an amount not to exceed the Available Basket Amount immediately prior to the time such payment is paid; provided that (a) no Event of Default has occurred and is continuing at the time of any such payment or would result therefrom and (b) the Total Net Leverage Ratio calculated on a Pro Forma Basis as of the last day of the most recently ended Test Period for which financial statements have been delivered pursuant to Section 5.04(a) or (b), as applicable, prior to the date of the execution of the definitive agreement governing such payment shall not exceed 2.50 to 1.00, (iv) the payment, purchase, repurchase, redemption, defeasance or other acquisition or retirement for value in anticipation of satisfying a sinking fund obligation, principal installment or final maturity, in each case, on the date of such final maturity, purchase, repurchase, redemption, defeasance or other acquisition or retirement, (v) regularly scheduled payments of interest, mandatory prepayments, fees, expenses and indemnification obligations and (vi) the conversion of any Junior Debt to Qualified Capital Stock of Holdings or the Borrowers and the payment of cash in lieu of fractional shares in connection therewith.

Section 6.10        Financial Covenants. (a) Permit the Total Net Leverage Ratio as at such last day of such fiscal quarter ending during the relevant period set forth below to be greater than the applicable ratio set forth below.

Period	Ratio
June 30, 2018 through March 31, 2020	5.25 to 1.00
June 30, 2020 through June 30, 2021	N/A (not tested)
September 30, 2021 through March 31, 2022	5.00 to 1.00
June 30, 2022 and thereafter	4.75 to 1.00

For the avoidance of doubt, in the case of any fiscal quarter ending on or after June 30, 2020 and on or prior to the fiscal quarter ending June 30, 2021, compliance with the above Leverage Covenant shall not be required.

(b)               On or prior to June 30, 2021, on any date of determination, with respect to Holdings, the Borrowers and their respective Restricted Subsidiaries on a consolidated basis, permit the aggregate amount of cash and Cash Equivalents of Holdings, the Borrowers and their respective Restricted Subsidiaries, together with the Revolving Credit Commitments (less the amount of any then outstanding Revolving Loans and the aggregate undrawn amount of all outstanding Letters of Credit), as of such date to be less than $30,000,000 for more than five (5) consecutive Business Days.

Section 6.11        Fiscal Year. With respect to Holdings and the Borrowers, change its fiscal year end to a date other than December 31; provided that Holdings and the Borrowers may, upon written notice to the Administrative Agent, change its fiscal year end to a day reasonably acceptable to Administrative Agent, in which case, (x) Holdings, the Borrowers and the Administrative Agent will, and are hereby authorized by the Lenders to, make any adjustments to this Agreement that are necessary to reflect such change in fiscal year and (y) for any such fiscal year in which such change is made, Holdings and the Borrowers will also deliver financial statements in compliance with Section 5.04(a) as though the fiscal year end were December 31.

Section 6.12        Limitation on Accounting Changes. Make or permit any material change in accounting policies or reporting practices, except changes that are required by GAAP or recommended or required by its independent public accountants.

Section 6.13        [Reserved].

Section 6.14        Sanctions. No Loan Party shall, directly or, to the Borrowers’ knowledge, indirectly, use the proceeds of any credit extension, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other individual or entity controlled by a Loan Party, to fund any activities of or business with any Sanctioned Person or in any Designated Jurisdiction, except to the extent permissible for an individual or entity required to comply with Sanctions or in any other manner that will result in a violation by any individual or entity participating in the transaction, whether as Lender, Lead Arranger, Administrative Agent or otherwise of Sanctions.

Section 6.15        Anti-Corruption Laws. No Loan Party shall, directly or indirectly, use the proceeds of any credit extension for any purpose which would violate the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, and other similar applicable anti-corruption legislation.

Section 6.16        Vessel Flags. The Borrowers shall not, and shall not permit any of the Restricted Subsidiaries to, change the flag under which any Mortgaged Vessel is registered unless (i) the Borrowers shall have provided at least 10 Business Days’ (or such shorter period permitted by the Administrative Agent in its sole discretion) advance notice to the Administrative Agent, (ii) the flag under which such Mortgaged Vessel is to be registered is listed on Schedule 6.16 or is otherwise acceptable to the Administrative Agent in its sole discretion and (iii) the Borrowers otherwise comply with the requirements contained in the Mortgage applicable to the Mortgaged Vessel in question with respect to changing the flag of a Mortgaged Vessel.

Section 6.17        Restriction on Transfers of Mortgaged Vessels. The Borrowers shall not, and shall not permit any of the Loan Parties to, transfer, sell or otherwise dispose of (i) any Mortgaged Vessels securing the U.S. Obligations to any Person that is not a U.S. Subsidiary Guarantors or (ii) any Mortgaged Vessels securing the Foreign Obligations to any Person that is not a Loan Party; provided that, the foregoing shall not prohibit or restrict, the Borrowers or any of the Loan Parties from any Asset Sales or dispositions pursuant to Section 6.05(b) so long as such disposition is (x) a good faith disposition to a bona fide third party that is not an Affiliate of the Borrowers, Holdings or the Loan Parties, (y) for Fair Market Value and (z) for a bona fide business purpose.

Article VII

Events of Default

In case of the happening of any of the following events (“Events of Default”):

(a)                any representation or warranty made or deemed made in or in connection with any Loan Document or the borrowings or issuances of Letters of Credit hereunder, or any representation, warranty, statement or information contained in any report, certificate, financial statement or other instrument furnished in connection with or pursuant to any Loan Document, shall prove to have been false or misleading in any material respect when so made, deemed made or furnished;

(b)               default shall be made in the payment of any principal of any Loan when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or by acceleration thereof or otherwise;

(c)                default shall be made in the payment of any interest on any Loan or any Fee or the reimbursement with respect to any L/C Disbursement or any other amount (other than an amount referred to in (b) above) due under any Loan Document, when and as the same shall become due and payable, and such default shall continue unremedied for a period of five Business Days;

(d)               default shall be made in the due observance or performance by Holdings, the Borrowers or any Restricted Subsidiary of any covenant, condition or agreement contained in Section 5.01(a) (with respect to the Borrowers), 5.05 or 5.08 or in Article VI;

(e)                default shall be made in the due observance or performance by Holdings, the Borrowers or any Restricted Subsidiary of any covenant, condition or agreement contained in any Loan Document (other than those specified in paragraph (b), (c) or (d) above) and such default shall continue unremedied for a period of 30 days after written notice thereof from the Administrative Agent or the Required Lenders to the Borrowers;

(f)                (i) Holdings, the Borrowers or any Material Subsidiary shall fail to pay any principal or interest, regardless of amount, due in respect of any Material Indebtedness (other than Obligations), when and as the same shall become due and payable (after any applicable grace periods provided therein), or (ii) any other event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity and any applicable grace or cure period shall have expired; provided that this clause (ii) shall not apply to (A) secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness, (B) conversions or required repurchases of Permitted Convertible Notes pursuant to the terms thereof or (C) any payments or deliveries due upon early termination, unwind or settlement of any Permitted Convertible Note Hedging Agreements; provided, in either case, that such failure remains unremedied and is not waived by the holder thereof prior to acceleration hereunder;

(g)               an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of Holdings, the Borrowers or any Material Subsidiary, or of a substantial part of the property or assets of Holdings, the Borrowers or a Material Subsidiary, under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for Holdings, the Borrowers or any Material Subsidiary or for a substantial part of the property or assets of Holdings, the Borrowers or a Material Subsidiary; and such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

(h)               Holdings, the Borrowers or any Material Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law, (ii) consent to the institution of any proceeding or the filing of any petition described in (g) above, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for Holdings, the Borrowers or any Material Subsidiary or for a substantial part of the property or assets of Holdings, the Borrowers or any Material Subsidiary, (iv) make a general assignment for the benefit of creditors, (v) become unable, admit in writing its inability or fail generally to pay its debts as they become due or (vi) take any corporate action for the purpose of effecting any of the foregoing;

(i)                 one or more judgments shall be rendered against Holdings, the Borrowers, any Material Subsidiary or any combination thereof and the same shall remain undischarged, unsatisfied, unvacated or unbonded for a period of 60 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to levy upon assets or properties of Holdings, the Borrowers or any Material Subsidiary to enforce any such judgment and such judgment is for the payment of money in an aggregate amount in excess of $20,000,000 (except to the extent covered by insurance for which the carrier has not denied liability);

(j)                 an ERISA Event shall have occurred that, when taken together with all other such ERISA Events, would reasonably be expected to result in a Material Adverse Effect;

(k)               any Guarantee under the Guarantee Agreement for any reason be declared by a court of competent jurisdiction to be null and void (other than in accordance with its terms), or any Guarantor shall deny in writing that it has any further liability under the Guarantee Agreement (other than as a result of the discharge of such Guarantor in accordance with the terms of the Loan Documents);

(l)                 any security interest purported to be created by any Security Document shall cease to be, or shall be asserted by the Borrowers or any other Loan Party not to be, a valid and perfected (except as otherwise expressly provided in this Agreement or such Security Document) security interest in the securities, assets or properties covered thereby, except to the extent that any such loss of perfection or priority relates to Collateral with an aggregate fair market value of less than $5,000,000 or results from the failure of the Collateral Agent to maintain possession of certificates representing securities pledged under the Security Document;

(m)             the Indebtedness under any subordinated Indebtedness of Holdings, the Borrowers or any Restricted Subsidiary constituting Material Indebtedness shall cease (or any Loan Party or an Affiliate of any Loan Party shall so assert), for any reason, to be validly subordinated to the Obligations as provided in the agreements evidencing such subordinated Indebtedness; or

(n)               there shall have occurred a Change in Control; then, and in every such event (other than an event with respect to the Borrowers described in paragraph (g) or (h) above), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrowers, take either or both of the following actions, at the same or different times: (i) terminate forthwith the Commitments and (ii) declare the Loans then outstanding to be forthwith due and payable in whole or in part, whereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and any unpaid accrued Fees and all other liabilities of the Borrowers accrued hereunder and under any other Loan Document, shall become forthwith due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by Holdings and the Borrowers to the extent permitted by law, anything contained herein or in any other Loan Document to the contrary notwithstanding; and in any event with respect to Holdings or the Borrowers described in paragraph (g) or (h) above, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and any unpaid accrued Fees and all other liabilities of Holdings and the Borrowers accrued hereunder and under any other Loan Document, shall automatically become due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by Holdings and the Borrowers, anything contained herein or in any other Loan Document to the contrary notwithstanding. The Lenders, the Administrative Agent and the Collateral Agent agree, as among such parties, as follows: after the occurrence and during the continuance of an Event of Default, all amounts collected or received by the Administrative Agent, the Collateral Agent or any Lender on account of amounts then due and outstanding under any of the Loan Documents shall, except as otherwise expressly provided herein, be applied as follows: first, to pay all reasonable out-of-pocket costs and expenses (including reasonable attorneys’ fees to the extent provided herein) due and owing hereunder of the Administrative Agent and the Collateral Agent in connection with enforcing the rights of the Agents and the Lenders under the Loan Documents (including all expenses of sale or other realization of or in respect of the Collateral and any sums advanced to the Collateral Agent or to preserve its security interest in the Collateral), second, to pay interest on Loans then outstanding, third, to pay principal of Loans then outstanding and obligations under Hedging Agreements and Cash Management Agreements permitted hereunder and secured by the Security Documents, ratably among the applicable Secured Parties in proportion to the respective amounts described in this clause “third” payable to them and fourth, to pay the surplus, if any, to whomever may be lawfully entitled to receive such surplus. To the extent any amounts available for distribution pursuant to clause “second” or “third” above are insufficient to pay all obligations described therein in full, such moneys shall be allocated pro rata among the applicable Secured Parties in proportion to the respective amounts described in the applicable clause at such time. This paragraph may be amended (and the Lenders hereby irrevocably authorize the Administrative Agent to enter into any such amendment) to the extent necessary to reflect differing amounts payable, and priorities of payments, to Lenders participating in any new classes or tranches of loans added pursuant to Sections 2.23, 2.24 and 2.25, as applicable.

Article VIII

The Administrative Agent and the Collateral Agent

Each of the Lenders and the Issuing Bank hereby irrevocably appoints the Administrative Agent and the Collateral Agent (for purposes of this Article VIII, the Administrative Agent and the Collateral Agent are referred to collectively as the “Agents”) its agent, and each of the Lenders hereby irrevocably appoints the Collateral Agent to hold any security interest created by the Security Documents for and on behalf of, or in trust for, such Lender, and authorizes the Agents to take such actions on its behalf and to exercise such powers as are delegated to such Agent by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto. Without limiting the generality of the foregoing, the Agents are hereby expressly authorized to execute any and all documents (including releases and any loss sharing agreements) with respect to the Collateral and the rights of the Secured Parties with respect thereto, as contemplated by and in accordance with the provisions of this Agreement and the Security Documents.

The institution serving as the Administrative Agent and/or the Collateral Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not an Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with Holdings, the Borrowers or any Restricted Subsidiary or other Affiliate thereof as if it were not an Agent hereunder.

Neither Agent shall have any duties or obligations except those expressly set forth in the Loan Documents. Without limiting the generality of the foregoing, (a) neither Agent shall be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) neither Agent shall have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby that such Agent is instructed in writing to exercise by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.08), and (c) except as expressly set forth in the Loan Documents, neither Agent shall have any duty to disclose, nor shall it be liable for the failure to disclose, any information relating to Holdings, the Borrowers or any of the Restricted Subsidiaries that is communicated to or obtained by the bank serving as Administrative Agent and/or Collateral Agent or any of its Affiliates in any capacity. Neither Agent shall be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.08) or in the absence of its own gross negligence or willful misconduct. Neither Agent shall be deemed to have knowledge of any Default unless and until written notice thereof is given to such Agent by Holdings, the Borrowers or a Lender, and neither Agent shall be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document, (iv) the validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article IV or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to such Agent.

Each Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper person. Each Agent may also rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper person, and shall not incur any liability for relying thereon. Each Agent may consult with legal counsel (who may be counsel for Holdings or the Borrowers), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

Each Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by it. Each Agent and any such subagent may perform any and all its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of each Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Agent.

Subject to the appointment and acceptance of a successor Agent as provided below, either Agent may resign upon 30 days’ notice by notifying the Lenders, the Issuing Bank and the Borrowers. Upon any such resignation, the Required Lenders shall have the right, upon the consent of the Borrowers (except that the consent of the Borrowers shall not be required after the occurrence and during the continuance of any Event of Default under Sections (b), (c), (g) or (h) of Article VII), to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation, then the retiring Agent may, on behalf of the Lenders and the Issuing Bank, appoint a successor Agent which shall be a Lender in consultation with the Borrowers. If no successor Agent has been appointed pursuant to the immediately preceding sentence by the 30th day after the date such notice of resignation was given by such Agent, such Agent’s resignation shall become effective and the Required Lenders shall thereafter perform all the duties of such Agent hereunder and/or under any other Loan Document until such time, if any, as the Required Lenders appoint a successor Agent. Any such resignation by such Agent hereunder shall also constitute, to the extent applicable, its resignation as an Issuing Bank, in which case such resigning Agent (a) shall not be required to issue any further Letters of Credit and (b) shall maintain all of its rights and obligations as Issuing Bank, as the case may be, with respect to any Letters of Credit issued by it prior to the date of such resignation.

Upon the acceptance of its appointment as Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrowers to a successor Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrowers and such successor. After an Agent’s resignation hereunder, the provisions of this Article and Section 9.05 shall continue in effect for the benefit of such retiring Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while acting as Agent.

Each Lender acknowledges that it has, independently and without reliance upon the Agents or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agents or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement or any other Loan Document, any related agreement or any document furnished hereunder or thereunder.

None of the Lenders or other persons identified on the facing page of this Agreement as a “bookrunner”, “lead arranger”, “syndication agent” or “documentation agent” shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders. Without limiting the foregoing, none of the Lenders or other persons so identified shall have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders or other persons so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.

Article IX

Miscellaneous

Section 9.01        Notices; Electronic Communications. Notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by fax, as follows:

(a)                if to the Borrowers or Holdings, to it at 96 Morton Street, 9th Floor, New York, New York 10014, Attention: Craig Felenstein, Chief Financial Officer, Tel: (212) 261-9008, Fax: (212) 265-3770, craigf@expeditions.com; and with a copy, in the case of any notice of Default or action, demand or further notice in connection therewith, to each of (i) Skadden, Arps, Slate, Meagher & Flom LLP, One Manhattan West, New York, New York 10001, Attention: Steven Messina, Tel: (212) 735-3509, Fax: (917) 777-3509, steven.messina@skadden.com; and (ii) Foley & Lardner LLP, 3000 K Street N.W., Washington, D.C. 20007, Attention: Steven B. Chameides, Tel: (202) 672-5372, Fax: (202) 672-5399, schameides@foley.com;

(b)               (i) if to Credit Suisse AG, Cayman Islands Branch, as Issuing Bank, to Credit Suisse AG, Cayman Islands Branch, Eleven Madison Avenue, 9th Floor, New York, New York 10010, (Fax No. (212) 325-8315), list.ib-lettersofcredit-ny@credit-suisse.com, (ii) if to Credit Suisse AG, Cayman Islands Branch, as Administrative Agent, to Credit Suisse AG, Cayman Islands Branch, Eleven Madison Avenue, 9th Floor, New York, New York 10010, Attention of Loan Operations – Agency Manager (Fax No. (212) 322-2291), agency.loanops@credit-suisse.com and (iii) if to Credit Suisse AG, Cayman Islands Branch, as Collateral Agent, to Credit Suisse AG, Cayman Islands Branch, Eleven Madison Avenue, 9th Floor, New York, New York 10010, Attention of Boutique Management (Fax No. (212) 325-8315), list.ops-collateral@credit-suisse.com; and

(c)                if to a Lender, to it at its address (or fax number) set forth on Schedule 2.01 or in the Assignment and Acceptance pursuant to which such Lender shall have become a party hereto.

All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt (if such day is a Business Day, otherwise on the first Business Day after receipt) if delivered by hand or overnight courier service or when sent by fax or on the date three Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 9.01 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 9.01. As agreed to among Holdings, the Borrowers, the Administrative Agent and the applicable Lenders from time to time, notices and other communications may also be delivered by e-mail to the e-mail address of a representative of the applicable person provided from time to time by such person. Holdings and the Borrowers hereby agree, unless directed otherwise by the Administrative Agent or unless the electronic mail address referred to below has not been provided by the Administrative Agent, that it will, or will cause the Restricted Subsidiaries to, provide to the Administrative Agent all information, documents and other materials that it is obligated to furnish to the Administrative Agent pursuant to the Loan Documents or to the Lenders under Article V, including all notices, requests, financial statements, financial and other reports, certificates and other information materials (all such communications being referred to herein collectively as “Communications”), by transmitting the Communications in an electronic/soft medium that is properly identified in a format acceptable to the Administrative Agent to an electronic mail address as directed by the Administrative Agent.

Holdings and the Borrowers hereby acknowledge that (a) the Administrative Agent will make available to the Lenders and the Issuing Bank materials and/or information provided by or on behalf of it hereunder (collectively, the “Borrower Materials”) by posting the Borrower Materials on Intralinks or another similar electronic system (the “Platform”) and (b) certain of the Lenders may be “public side” Lenders (i.e., Lenders that do not wish to receive material non-public information with respect to Holdings and its Subsidiaries or their securities) (each, a “Public Lender”). Holdings and the Borrowers hereby agree that (i) all Borrower Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (ii) by marking Borrower Materials “PUBLIC”, Holdings and the Borrowers shall be deemed to have authorized the Administrative Agent and the Lenders to treat such Borrower Materials as not containing any material non-public information with respect to Holdings and its Subsidiaries or their securities for purposes of United States federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 9.15); (iii) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated as “Public Investor;” and (iv) the Administrative Agent shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not marked as “Public Investor.” Notwithstanding the foregoing, the following Borrower Materials shall be deemed to be marked “PUBLIC”, unless the Borrowers notify the Administrative Agent promptly that such document contains material non-public information: (A) the Loan Documents, (B) notification of changes in the terms of the Credit Facilities and (C) the financial statements, reports, compliance and other certificates and other information furnished by the Borrowers to the Administrative Agent pursuant to Section 5.04 of this Agreement (other than any budget and projected financial statements furnished by the Borrowers to the Administrative Agent pursuant to Section 5.04(e) of this Agreement or otherwise). Each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable law, including United States Federal and state securities laws, to make reference to, and receive, Communications that are not made available through the “Public Side Information” portion of the Platform and that may contain material non- public information with respect to Holdings and its Subsidiaries or their securities for purposes of United States Federal or state securities laws.

THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE”. NEITHER THE ADMINISTRATIVE AGENT NOR ANY OF ITS RELATED PARTIES (THE “AGENT PARTIES”) WARRANTS THE ACCURACY OR COMPLETENESS OF THE COMMUNICATIONS OR THE ADEQUACY OF THE PLATFORM AND EACH EXPRESSLY DISCLAIMS LIABILITY FOR ERRORS OR OMISSIONS IN THE COMMUNICATIONS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS IS MADE BY THE AGENT PARTIES IN CONNECTION WITH THE COMMUNICATIONS OR THE PLATFORM. IN NO EVENT SHALL THE AGENT PARTIES HAVE ANY LIABILITY TO ANY LOAN PARTY, ANY LENDER OR ANY OTHER PERSON FOR DAMAGES OF ANY KIND, WHETHER OR NOT BASED ON STRICT LIABILITY AND INCLUDING DIRECT OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES (WHETHER IN TORT, CONTRACT OR OTHERWISE) ARISING OUT OF ANY LOAN PARTY’S OR THE ADMINISTRATIVE AGENT’S TRANSMISSION OF COMMUNICATIONS THROUGH THE INTERNET, EXCEPT TO THE EXTENT THE LIABILITY OF ANY SUCH PERSON IS FOUND IN A FINAL RULING BY A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED FROM SUCH PERSON’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

The Administrative Agent agrees that the receipt of the Communications by the Administrative Agent at its e-mail address set forth above shall constitute effective delivery of the Communications to the Administrative Agent for purposes of the Loan Documents. Each Lender agrees that receipt of notice to it (as provided in the next sentence) specifying that the Communications have been posted to the Platform shall constitute effective delivery of the Communications to such Lender for purposes of the Loan Documents. Each Lender agrees to notify the Administrative Agent in writing (including by electronic communication) from time to time of such Lender’s e-mail address to which the foregoing notice may be sent by electronic transmission and that the foregoing notice may be sent to such e-mail address.

Nothing herein shall prejudice the right of the Loan Parties, the Administrative Agent or any Lender to give any notice or other communication pursuant to any Loan Document in any other manner specified in such Loan Document.

Section 9.02        Survival of Agreement. All covenants, agreements, representations and warranties made by the Borrowers or Holdings herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan

Document shall be considered to have been relied upon by the Lenders and the Issuing Bank and shall survive the making by the Lenders of the Loans and the issuance of Letters of Credit by the Issuing Bank, regardless of any investigation made by the Lenders or the Issuing Bank or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any Fee or any other amount payable under this Agreement or any other Loan Document (other than contingent indemnification obligations for which no claim has been made) is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not been terminated. The provisions of Sections 2.14, 2.16, 2.20 and 9.05 shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Loans and L/C Disbursements, the expiration of the Commitments, the expiration of any Letter of Credit, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Administrative Agent, the Collateral Agent or any Lender or the Issuing Bank.

Section 9.03        Counterparts; Effectiveness. This Agreement and any other Loan Document may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and all other Loan Documents shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement and any other Loan Document by facsimile or other electronic transmission (i.e., a “pdf” or “tif” document) shall be effective as delivery of a manually executed counterpart of this Agreement or such other Loan Document. Each of the parties hereto represents and warrants to the other parties hereto that it has the corporate capacity and authority to execute this Agreement through electronic means and there are no restrictions for doing so in that party’s constitutive documents.

Section 9.04        Successors and Assigns. (a) Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Borrowers, Holdings, the Administrative Agent, the Collateral Agent, the Issuing Bank or the Lenders that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

(a)                Each Lender may assign to one or more Eligible Assignees all or a portion of its interests, rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it), with the prior written consent of the Administrative Agent and the Borrowers (in each case, not to be unreasonably withheld or delayed); provided, however, that (i) each assignment of the U.S. Term Loans and the Cayman Term Loans shall be made on a pro rata basis by such assigning Lender in proportion to the respective amounts of such Loans held by such assigning Lender at such time; (ii) if the Borrowers have not responded within ten Business Days to any request for an assignment, the Borrowers shall be deemed to have consented to such assignment, (iii) the consent of the Borrowers shall not be required if such assignment is made (A) to another Lender, an Affiliate of a Lender or a Related Fund of any such Lender, (B) after the occurrence and during the continuance of any Event of Default or (C) to effectuate the primary syndication of the Term Loan Facility on or after the Third Restatement Date to persons (other than to Disqualified Institutions) identified by the Lead Arrangers to the Borrowers, (iii) the consent of the Administrative Agent shall not be required in the case of an assignment of a Revolving Credit Commitment if such assignment is made to another Lender, an Affiliate of a Lender or a Related Fund of any such Lender, (iv) in the case of an assignment of a Revolving Credit Commitment, the Issuing Bank must also give its prior written consent to such assignment (which consent shall not be unreasonably withheld or delayed), (v) unless otherwise agreed to by the Administrative Agent (not to be unreasonably withheld or delayed), the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent on an aggregate basis in the event of concurrent assignments to Related Funds) shall not be less than $1,000,000 (or, if less, the entire remaining amount of such Lender’s Commitment or Loans of the relevant Class), (vi) the consent of the Administrative Agent shall not be required if such assignment is made to another Lender, an Affiliate of a Lender or a Related Fund of any such Lender, (vii) the parties to each such assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance via an electronic settlement system acceptable to the Administrative Agent (or, if previously agreed with the Administrative Agent, manually), and shall pay to the Administrative Agent a processing and recordation fee of $3,500 (which fee may be waived or reduced in the sole discretion of the Administrative Agent), and (viii) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire and all applicable tax forms including any forms required by Section 2.20. Upon acceptance and recording pursuant to paragraph (e) of this Section 9.04, from and after the effective date specified in each Assignment and Acceptance, (A) the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement and (B) the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.14, 2.16, 2.20 and 9.05, as well as to any Fees accrued for its account and not yet paid).

(b)               By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the assignee thereunder shall be deemed to confirm to and agree with each other and the other parties hereto as follows: (i) such assigning Lender warrants that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim; (ii) except as set forth in (i) above, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto, or the financial condition of Holdings, the Borrowers or any Subsidiary or the performance or observance by Holdings, the Borrowers or any Subsidiary of any of its obligations under this Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto; (iii) such assignee represents and warrants that it is an Eligible Assignee and is legally authorized to enter into such Assignment and Acceptance; (iv) such assignee confirms that it has received a copy of this Agreement, together with copies of the most recent financial statements referred to in Section 3.05 or delivered pursuant to Section 5.04 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (v) such assignee will independently and without reliance upon the Administrative Agent, the Collateral Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (vi) such assignee appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent and the Collateral Agent, respectively, by the terms hereof, together with such powers as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all the obligations which by the terms of this Agreement and the other Loan Documents are required to be performed by it as a Lender.

(c)                The Administrative Agent, acting for this purpose as an agent of the Borrowers, shall maintain at one of its offices in the City of New York a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount (and stated interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Loan Parties, the Administrative Agent, the Collateral Agent, the Issuing Bank and the Lenders may treat each person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrowers, the Issuing Bank, the Collateral Agent and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(d)               Upon its receipt of, and consent to, a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, an Administrative Questionnaire completed in respect of the assignee (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) above, if applicable, and the written consent of the Administrative Agent and, if required, the Borrowers and the Issuing Bank to such assignment and any applicable tax forms including any forms required by Section 2.20, the Administrative Agent shall promptly (i) accept such Assignment and Acceptance and (ii) record the information contained therein in the Register. No assignment shall be effective unless it has been recorded in the Register as provided in this paragraph (e).

(e)                Each Lender may without the consent of the Borrowers, the Issuing Bank, any Loan Party or the Administrative Agent sell participations to one or more banks or other persons (other than Disqualified Institutions, a natural person, and the Loan Parties) in all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided, however, that (i) such Lender’s obligations under this Agreement and the other Loan Documents shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the participating banks or other persons shall be subject to the obligations of and entitled to the benefits of Sections 2.14, 2.16 and 2.20 (it being understood that the documentation required under Section 2.20(f) shall be delivered by each participant to the applicable participating Lender, and by each SPC to the applicable Granting Lender) to the same extent as if they were Lenders but, with respect to any particular participant, to no greater extent than the Lender that sold the participation to such participant, except, in the case of amounts payable under Section 2.14 or 2.20, to the extent such additional amounts are not in respect of the U.S. Term Loan and (iv) the Borrowers, the Administrative Agent, the Issuing Bank and the Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement and the other Loan Documents, and such Lender shall retain the sole right to enforce the obligations of the Borrowers relating to the Loans or L/C Disbursements and to approve any amendment, modification or waiver of any provision of this Agreement and the other Loan Documents (other than amendments, modifications or waivers decreasing any fees payable to such participating bank or person hereunder or the amount of principal of or the rate at which interest is payable on the Loans in which such participating bank or person has an interest (other than with respect to waivers of the terms of Section 2.07), extending any scheduled principal payment date or date fixed for the payment of interest on the Loans in which such participating bank or person has an interest, increasing or extending the Commitments in which such participating bank or person has an interest or releasing any Guarantor (other than in connection with Asset Sales permitted under Section 6.05 or as otherwise specified in this Agreement or any Security Document) or all or substantially all of the Collateral). Each Lender that sells a participation and/or that is a Granting Lender with respect to a Loan made by an SPC, shall in each case, acting solely for this purpose as an agent of the Borrowers, maintain a register on which it enters the name and address of each participant and such SPC and the principal amounts (and stated interest) of each participant’s and such SPC’s interest in the Loans or other obligations under this Agreement (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any participant or any information relating to a participant’s or SPC’s interest in any Commitments, Loans, Letters of Credit or its other obligations under any Loan Document) to any person except to the extent that such disclosure is necessary to establish that such Commitment, Loan, Letter of Credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender, the Borrowers and the Administrative Agent shall treat each person whose name is recorded in the Participant Register as the owner of such participation and/or Loan, as applicable, for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

(f)                Any Lender or participant may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 9.04, disclose to the assignee or participant or proposed assignee or participant any information relating to the Borrowers furnished to such Lender by or on behalf of the Borrowers; provided that, prior to any such disclosure of information designated by the Borrowers as confidential, each such assignee or participant or proposed assignee or participant shall execute an agreement whereby such assignee or participant shall agree to preserve the confidentiality of such confidential information on terms no less restrictive than those applicable to the Lenders pursuant to Section 9.15.

(g)               Any Lender may at any time assign all or any portion of its rights under this Agreement to secure extensions of credit to such Lender or in support of obligations owed by such Lender; provided that no such assignment shall release a Lender from any of its obligations hereunder or substitute any such assignee for such Lender as a party hereto.

(h)               Notwithstanding anything to the contrary contained herein, any Lender (a “Granting Lender”) may grant to a special purpose funding vehicle (an “SPC”), identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Borrowers, the option to provide to the Borrowers all or any part of any Loan that such Granting Lender would otherwise be obligated to make to the Borrowers pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPC to make any Loan and (ii) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof. The making of a Loan by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. An SPC that makes a Loan hereunder shall provide any documentation required pursuant to Section 2.20(f) as if it were a Lender (or notify the Borrowers in writing if it is not legally able to provide such documentation). Each party hereto hereby agrees that no SPC shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Granting Lender). The Loan Parties agree that each SPC shall be entitled to the benefits of Sections 2.14, 2.16 and 2.20 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 9.04(b); provided, however, that an SPC shall not be entitled to receive any greater payment under Section 2.14, 2.16 or 2.20 than the applicable Granting Lender would have been entitled to receive with respect to the Loan or portion of the Loan granted to such SPC, unless the grant to such SPC is made with each of the Borrowers’ prior written consent. In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior indebtedness of any SPC, it will not institute against, or join any other person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the laws of the United States or any State thereof. In addition, notwithstanding anything to the contrary contained in this Section 9.04, any SPC may (i) with notice to, but without the prior written consent of, the Borrowers and the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Loans to the Granting Lender or to any financial institutions (consented to by the Borrowers and Administrative Agent) providing liquidity and/or credit support to or for the account of such SPC to support the funding or maintenance of Loans and (ii) disclose on a confidential basis any nonpublic information relating to its Loans to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancement to such SPC.

(i)                 Any Term Lender may, at any time, assign all or a portion of its Loans to the Borrowers pursuant to open market purchases; provided that (i) any Loans that are so assigned will be automatically and irrevocably cancelled and the aggregate principal amount of the tranches and installments of the relevant Loans then outstanding shall be reduced by an amount equal to the principal amount of such Loans, (ii) the Borrowers shall clearly identify themselves as such in the applicable assignment documentation, (iii) any such Loans acquired by the Borrowers shall not be deemed a repayment of Indebtedness for purposes of calculating Excess Cash Flow and (iv) no Default or Event of Default shall have occurred or be continuing. Each Term Lender participating in any assignment to the Borrowers, pursuant to this clause (j)

acknowledges and agrees that in connection with such assignment, (1) the Borrowers then may have, and later may come into possession of, Excluded Information, (2) such Term Lender has independently, and without reliance on Holdings, the Borrowers or any of their respective Subsidiaries, the Administrative Agent or any other Agent Party, made its own analysis and determination to participate in such assignment notwithstanding such Term Lender’s lack of knowledge of the Excluded Information, (3) none of Holdings, the Borrowers or their respective Subsidiaries, the Administrative Agent or any other Agent Party, as the case may be, shall have any liability to such Term Lender, and such Term Lender hereby waives and releases, to the extent permitted by law, any claims such Term Lender may have against Holdings, the Borrowers and their respective Subsidiaries, the Administrative Agent and any other Agent Parties, as the case may be, under applicable laws or otherwise, with respect to the nondisclosure of the Excluded Information and (4) that the Excluded Information may not be available to the Administrative Agent or the other Lenders.

(j)                 Neither Holdings nor the Borrowers shall assign or delegate any of its rights or duties hereunder without the prior written consent of the Administrative Agent, the Issuing Bank and each Lender, and any attempted assignment without such consent shall be null and void.

Section 9.05        Expenses; Indemnity. (a) The Borrowers and Holdings agree, severally and not jointly, to pay all reasonable out-of-pocket expenses (i) of the Administrative Agent, the Collateral Agent, the Lead Arrangers, the Syndication Agents and the Issuing Bank (including but not limited to reasonable and documented legal fees, disbursements and other charges of one primary outside counsel (absent a conflict of interest) and, in the case of a conflict of interest, where such conflicted party informs the Borrowers of such conflict and thereafter retains its own counsel, of another counsel for similarly situated affected persons), one special maritime counsel and one firm of local counsel in each relevant jurisdiction and reasonable and documented expenses of the Administrative Agent, the Collateral Agent, the Lead Arranger, the Syndication Agents and the Issuing Bank associated with the syndication of the Credit Facilities and the preparation, execution and delivery, administration, amendment, waiver or modification (including proposed amendments, waivers or modifications) of this Agreement and the other Loan Documents (whether or not the transactions hereby or thereby contemplated shall be consummated) or (ii) incurred by the Administrative Agent, the Collateral Agent, the Lead Arrangers, the Syndication Agents, the Issuing Bank or any Lender (including but not limited to reasonable legal fees and expenses of one primary outside counsel (absent a conflict of interest) and, in the case of a conflict of interest, where such conflicted party informs the Borrowers of such conflict and thereafter retains its own counsel, of another counsel for similarly situated affected persons), one special maritime counsel and one firm of local counsel in each relevant jurisdiction and for workout proceedings, enforcement costs and documentary taxes associated with the Loan Documents, including with respect to the Loans made or Letters of Credit issued hereunder.

(a)                The Borrowers, severally and not jointly, agree to indemnify the Administrative Agent, the Collateral Agent, the Lead Arrangers, the Syndication Agents, the Issuing Bank, the Lenders and each Related Party of any of the foregoing persons (each such person being called an “Indemnitee”) and hold each Indemnitee harmless from and against all reasonable out-of-pocket costs, expenses including reasonable and documented and invoiced fees, disbursements and other charges of one counsel for all Indemnitees, one special maritime counsel and one primary firm of local counsel in each relevant jurisdiction (which may include a single special counsel acting in multiple jurisdictions for all Indemnitees (and, in the case of a conflict of interest, where the Indemnitee affected by such conflict informs the Borrowers of such conflict and thereafter retains its own counsel, of another firm of counsel for similarly situated affected Indemnitees)), claims, damages, losses and liabilities of such Indemnitee arising out of, relating to or in connection with the Credit Facilities and any documentation related thereto, the actual or proposed use of the proceeds of the Credit Facilities, the Transactions or any transaction contemplated in connection with the foregoing (including any investigation, claim or any litigation or other proceeding, or preparation of a defense in connection therewith (regardless of whether such Indemnitee is a party thereto and regardless of whether such matter is initiated by a third party or by the Borrowers or any of their respective affiliates or equity holders) that relates to the Transactions, including the financing contemplated hereby or any transactions in connection therewith); provided that no Indemnitee will be indemnified for (i) any cost, expense or liability to the extent determined in the final, non-appealable judgment of a court of competent jurisdiction to have resulted from its, or its Related Indemnified Persons, gross negligence, bad faith, willful misconduct nor for any claims brought by an Indemnitee against another Indemnitee (other than claims against the Lead Arrangers or the Administrative Agent acting in such capacity), and this provision shall not cover any expenses incurred in connection with the preparation, negotiation or diligence in connection with the Loan Documents, (ii) a material breach of the obligations of such Indemnitee or any Related Indemnified Person of such Indemnitee under the Loan Documents, as determined by a final, non-appealable judgment of a court of competent jurisdiction or (iii) any dispute solely among the Indemnitees (other than the Lead Arrangers, Administrative Agent, Collateral Agent or Syndication Agents acting in their capacity as such) and to the extent not arising out of any act or omission of Holdings and its Subsidiaries or any of their Affiliates; provided, further, that the foregoing indemnity shall only apply to the Cayman Borrower and the Cayman Subsidiary Guarantors to the extent such claim, damage, loss or liability arises out of, relates to or is in connection with the Foreign Obligations.

(b)               To the extent that Holdings and the Borrowers fail to pay any amount required to be paid by it to the Administrative Agent, the Collateral Agent, any Lead Arrangers, the Syndication Agents or the Issuing Bank under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to the Administrative Agent, the Lead Arrangers, the Syndication Agents, the Collateral Agent, or the Issuing Bank, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent, any Lead Arrangers, the Syndication Agents, the Collateral Agent or the Issuing Bank in its capacity as such. For purposes hereof, a Lender’s “pro rata share” shall be determined based upon its share of the sum of the Aggregate Revolving Credit Exposure, outstanding Term Loans and unused Commitments at the time.

(c)                To the extent permitted by applicable law, none of the parties hereto shall assert, and each hereby waives, any claim against any other party hereto, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof.

(d)               All amounts due under this Section 9.05 shall be payable promptly upon written demand therefor.

Section 9.06        Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender (other than a Defaulting Lender) is hereby authorized at any time and from time to time, except to the extent prohibited by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of the Borrowers or Holdings against any of and all the obligations of the Borrowers or Holdings now or hereafter existing under this Agreement and other Loan Documents held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement or such other Loan Document and although such obligations may be unmatured. The rights of each Lender under this Section 9.06 are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

Section 9.07        Applicable Law. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (OTHER THAN AS EXPRESSLY SET FORTH IN SUCH OTHER LOAN DOCUMENTS) SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

Section 9.08        Waivers; Amendment. (a) No failure or delay of the Administrative Agent, the Collateral Agent, the Lead Arrangers, any Lender or the Issuing Bank in exercising any power or right hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Collateral Agent, the Lead Arrangers, the Issuing Bank and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by the Borrowers or any other Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on the Borrowers or Holdings in any case shall entitle the Borrowers or Holdings to any other or further notice or demand in similar or other circumstances.

(a)                Except as provided in Section 2.23, 2.24 and 2.25, neither this Agreement nor any provision hereof nor any other Loan Document or any provision thereof may be waived, amended or modified except, in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Borrowers, Holdings and the Required Lenders or in the case of the other Loan Documents, pursuant to an agreement in writing entered into by the applicable Loan Party and the Administrative Agent or the Collateral Agent, as applicable, with the consent of the Required Lenders if and as may be required thereby (except as expressly provided below); provided, however, that no such agreement shall (i) decrease the principal amount of, or extend the maturity of or any scheduled principal payment date or date for the payment of any interest on any Loan or any date for reimbursement of an L/C Disbursement, or waive or excuse any such payment or any part thereof, or decrease the rate of interest on any Loan or L/C Disbursement (other than with respect to waivers of the terms of Section 2.07), without the prior written consent of each Lender directly adversely affected thereby, (ii) increase or extend the Commitment or decrease or extend the date for payment of any Fees or decrease the amount of, or shorten the period applicable to, any prepayment premium of any Lender without the prior written consent of such Lender (it being understood that no amendment, modification, termination, waiver or consent of a condition precedent, covenant or Default shall constitute an increase of Commitment), (iii) amend or modify the pro rata requirements of Section 2.17 or the provisions of this Section or release all or substantially all the value of the Subsidiary Guarantors from the Guarantee Agreement or all or substantially all of the Collateral, without the prior written consent of each Lender, unless otherwise explicitly permitted under this Agreement, (iv) change the provisions of application of prepayments in any Loan Document in a manner that by its terms adversely affects the rights in respect of payments due to Lenders holding Loans of one Class disproportionately from the rights of Lenders holding Loans of any other Class without the prior written consent of Lenders holding a majority in interest of the outstanding Loans and unused Commitments of each adversely affected Class, (v) modify the protections afforded to an SPC pursuant to the provisions of Section 9.04(i) without the written consent of such SPC, (vi) impose any additional material restrictions on the right of any Lender to assign its Loans or Commitments hereunder without the prior written consent of such Lender (except as required by law or regulation), (vii) modify the percentage contained in the definition of the term “Required Lenders” without the prior written consent of each Lender (it being understood that with the consent of the Required Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of the Required Lenders on substantially the same basis as the U.S. Term Loan Commitments, Cayman Term Loan Commitments and Revolving Credit Commitments on the Third Restatement Date); provided, further, that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent, the Collateral Agent or the Issuing Bank hereunder or under any other Loan Document without the prior written consent of the Administrative Agent, the Collateral Agent or the Issuing Bank, as applicable.

(b)               The Administrative Agent and the Borrowers may amend, modify or supplement any Loan Document to cure any ambiguity, omission, defect or inconsistency (as reasonably determined by the Administrative Agent); provided that no such amendment, modification or supplement shall adversely affect the rights of any Lender unless the Lenders have received at least five (5) Business Days’ prior written notice thereof and the Administrative Agent does not receive, within five (5) Business Days of the date of such notice to the Lenders, a written notice from the Required Lenders stating that the Required Lenders object to such amendment, modification or supplement.

Section 9.09        Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan or participation in any L/C Disbursement, together with all fees, charges and other amounts which are treated as interest on such Loan or participation in such L/C Disbursement under applicable law (collectively the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan or participation in accordance with applicable law, the rate of interest payable in respect of such Loan or participation hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan or participation but were not payable as a result of the operation of this Section 9.09 shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or participations or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.

Section 9.10        Entire Agreement. This Agreement and the other Loan Documents constitute the entire contract between the parties relative to the subject matter hereof. Any other previous agreement among the parties with respect to the subject matter hereof is superseded by this Agreement and the other Loan Documents, subject to Section 9.20. Nothing in this Agreement or in the other Loan Documents, expressed or implied, is intended to confer upon any person (other than the parties hereto and thereto, their respective successors and assigns permitted hereunder (including any Affiliate of the Issuing Bank that issues any Letter of Credit) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Collateral Agent, the Lead Arrangers, the Issuing Bank and the Lenders) any rights, remedies, obligations or liabilities under or by reason of this Agreement or the other Loan Documents.

Section 9.11        WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS Section 9.11.

Section 9.12        Severability. In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 9.13        Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

Section 9.14        Jurisdiction; Consent to Service of Process. (a) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in the Borough of Manhattan, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent, the Collateral Agent, the Lead Arrangers, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against Holdings, the Borrowers, any Mortgaged Vessel Owning Subsidiary or their respective properties in the courts of any jurisdiction.

(a)                Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or Federal court of the United States of America sitting in the Borough of Manhattan, and any appellate court from any thereof. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(b)               Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law. The Cayman Borrower hereby irrevocably and unconditionally agrees that service of all writs, process and summonses in any such suit, action or proceeding brought in the State of New York may be made upon the U.S. Borrower, presently located at 96 Morton Street, 9th Floor, New York, New York 10014 (the “Process Agent”). The Cayman Borrower hereby confirms and agrees that the Process Agent has been duly and irrevocably appointed as its agent to accept such service of any and all such writs, processes and summonses, and agrees that the failure of the Process Agent to give any notice of any such service of process to the Cayman Borrower shall not impair or affect the validity of such service or of any judgment based thereon, and the U.S. Borrower hereby accepts its appointment as Process Agent for the Cayman Borrower. If the Process Agent shall cease to serve as agent for the Cayman Borrower to receive service of process hereunder, the Cayman Borrower, on behalf of itself, shall promptly appoint a successor agent reasonably satisfactory to the Administrative Agent. The Cayman Borrower hereby further irrevocably consents to the service of process in any suit, action or proceeding in such courts by the mailing thereof by the Administrative Agent by registered or certified mail, postage prepaid, at its address set forth in Section 9.01 of this Agreement.

Section 9.15        Confidentiality. Each of the Administrative Agent, the Collateral Agent, the Lead Arrangers, the Issuing Bank and the Lenders, on behalf of itself and its respective Affiliates, agrees that it will use all Information (as defined below) provided to it or its affiliates solely for purposes of making and administering Loans and agrees until the second anniversary of the termination of this Agreement to maintain the confidentiality of the Information, except that Information may be disclosed only (a) to its and its Affiliates’ officers, directors, employees and agents, including accountants, legal counsel and other advisors who need to know such information in connection with the Transactions (it being understood that the persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested or demanded by any regulatory authority having jurisdiction over such party or any of its Affiliates, (c) pursuant to the order of any court or administrative agency or otherwise as required by applicable law or regulation or as requested by a governmental authority (in which case, such party, to the extent permitted by law and except with respect to any audit or examination conducted by bank accountants or any governmental bank authority exercising examination or regulatory authority, agrees to inform the Borrowers promptly thereof), (d) for purposes of establishing a “due diligence” defense, (e) subject to an agreement containing provisions substantially the same as those of this Section 9.15, to (i) any actual or prospective assignee of or participant in any of its rights or obligations under this Agreement and the other Loan Documents or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrowers or any Subsidiary or any of their respective obligations, (f) with the consent of the Borrowers, (g) to the extent such Information becomes publicly available other than as a result of a breach of this Section 9.15, (h) to the extent such information was independently development by such party without reliance on such Information, (i) to Moody’s and S&P in connection with obtaining credit ratings for the Borrowers or its Subsidiaries or the Term Loan Facility hereunder or (j) to the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the facilities or market data collectors, similar service providers to the lending industry and service providers to the Administrative Agent in connection with the administration and management of this Agreement and the Loan Documents. For the purposes of this Section, “Information” shall mean all information received from or on behalf of the Borrowers, Holdings or any Subsidiary and related to the Borrowers, Holdings or any Subsidiary or their business, other than any such information that was available to the Administrative Agent, the Collateral Agent, the Issuing Bank or any Lender on a nonconfidential basis prior to its disclosure by or on behalf of the Borrowers, Holdings or any Subsidiary. Any person required to maintain the confidentiality of Information as provided in this Section 9.15 shall be considered to have complied with its obligation to do so if such person has exercised the same degree of care to maintain the confidentiality of such Information as such person would accord its own confidential information.

Section 9.16        Release of Liens and Guarantees of Subsidiaries. If any of the Collateral shall be sold, transferred or otherwise disposed of by the Borrowers, Holdings or any other Loan Party in a transaction permitted by this Agreement (including by way of merger, consolidation or in connection with the sale of a Subsidiary permitted hereunder or as contemplated by Schedule 5.17, then the Collateral Agent, at the request and sole expense of the Borrowers or such other Loan Party, shall (or, as applicable, shall cause its agents to) execute and deliver without recourse, representation or warranty all releases or other documents necessary or desirable for the release of the Liens created by any of the Security Documents on such Collateral or guarantee obligations. In the case of any such sale, transfer or disposal of any property constituting Collateral in a transaction not otherwise prohibited hereunder or designation of an Unrestricted Subsidiary in accordance with the terms hereof, the Liens created by any of the Security Documents on such property shall be automatically released (without need for further action by any person). At the request and sole expense of the Borrowers, a Subsidiary that is a Loan Party shall be released from all its obligations under this Agreement, under any guaranteed obligations and under all other Loan Documents in the event that all the Equity Interests of such Subsidiary shall be sold, transferred or otherwise disposed of in a transaction permitted by this Agreement (including by way of merger or consolidation) and the Administrative Agent and the Collateral Agent, at the request and sole expense of the Borrowers, shall execute and deliver without recourse, representation or warranty all releases or other documents necessary or desirable to evidence or confirm the foregoing. If, in compliance with this Agreement, the Termination Date has occurred, the Administrative Agent and Collateral Agent shall take such actions as are reasonably requested by the Loan Parties to effect the release of obligations under this Agreement, under any guaranteed obligations and under all other Loan Documents in accordance with the relevant provisions of the Security Documents.

Section 9.17        USA PATRIOT Act Notice. Each Lender and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies Holdings and the Borrowers that pursuant to the requirements of the USA PATRIOT Act, it is required to obtain, verify and record information that identifies Holdings and the Borrowers, which information includes the name and address of Holdings and the Borrowers and other information that will allow such Lender or the Administrative Agent, as applicable, to identify Holdings and the Borrowers in accordance with the USA PATRIOT Act.

Section 9.18        Judgment Currency. (a) If, for the purpose of obtaining judgment in any court, it is necessary to convert a sum owing hereunder in one currency into another currency, each party hereto agrees, to the fullest extent that it may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures in the relevant jurisdiction the first currency could be purchased with such other currency on the Business Day immediately preceding the day on which final judgment is given.

(a)                The obligations of the Borrowers in respect of any sum due to any party hereto or any holder of any obligation owing hereunder (the “Applicable Creditor”) shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than the currency in which such sum is stated to be due hereunder (the “Agreement Currency”), be discharged only to the extent that, on the Business Day following receipt by the Applicable Creditor of any sum adjudged to be so due in the Judgment Currency, the Applicable Creditor may in accordance with normal banking procedures in the relevant jurisdiction purchase the Agreement Currency with the Judgment Currency; if the amount of the Agreement Currency so purchased is less than the sum originally due to the Applicable Creditor in the Agreement Currency, the Borrowers agree, as a separate obligation and notwithstanding any such judgment, to indemnify the Applicable Creditor against such loss. The obligations of the Borrowers under this Section shall survive the termination of this Agreement and the payment of all other amounts owing hereunder.

Section 9.19        Lender Action. Each Lender agrees that it shall not take or institute any actions or proceedings, judicial or otherwise, for any right or remedy against any Loan Party or any other obligor under any of the Loan Documents (including the exercise of any right of setoff, rights on account of any banker’s lien or similar claim or other rights of self-help), or institute any actions or proceedings, or otherwise commence any remedial procedures, with respect to any Collateral or any other property of any such Loan Party, unless expressly provided for herein or in any other Loan Document, without the prior written consent of the Administrative Agent. The provisions of this Section 9.18 are for the sole benefit of the Lenders and shall not afford any right to, or constitute a defense available to, any Loan Party.

Section 9.20        [Reserved].

Section 9.21        U.S. Obligations. NOTWITHSTANDING ANYTHING IN THIS AGREEMENT OR IN THE OTHER LOAN DOCUMENTS TO THE CONTRARY, NONE OF THE CAYMAN BORROWER, THE CAYMAN SUBSIDIARY GUARANTORS OR ANY OTHER FOREIGN SUBSIDIARIES SHALL (I) GUARANTEE OR SHALL BE DEEMED TO HAVE GUARANTEED, OR SHALL OTHERWISE BE LIABLE WITH RESPECT TO, DIRECTLY OR INDIRECTLY, ANY OF THE U.S. OBLIGATIONS OR (II) GRANT A SECURITY INTEREST TO SECURE, OR OTHERWISE PROVIDE CREDIT SUPPORT FOR, THE U.S. OBLIGATIONS.

Section 9.22        Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)                the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and

(b)               the effects of any Bail-In Action on any such liability, including, if applicable:

(i)                         any reduction in full or in part or cancellation of any such liability;

(ii)                         a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)                         the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority.

Section 9.23        Certain ERISA Matters.

(a)                Each Lender (x) represents and warrants, as of the date such person became a Lender party hereto, to, and (y) covenants, from the date such person became a Lender party hereto to the date such person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and the Lead Arrangers and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrowers or any other Loan Party, that at least one of the following is and will be true:

(i)                         such Lender is not using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments,

(ii)                         the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement,

(iii)                         (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or

(iv)                         such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

(b)               In addition, unless subclause (i) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has not provided another representation, warranty and covenant as provided in subclause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such person became a Lender party hereto, to, and (y) covenants, from the date such person became a Lender party hereto to the date such person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and the Lead Arrangers and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrowers or any other Loan Party, that:

(i)                         none of the Administrative Agent or the Lead Arrangers or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related to hereto or thereto),

(ii)                         the person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is independent (within the meaning of 29 CFR § 2510.3-21) and is a bank, an insurance carrier, an investment adviser, a broker-dealer or other person that holds, or has under management or control, total assets of at least $50 million, in each case as described in 29 CFR § 2510.3-21(c)(1)(i)(A)-(E),

(iii)                         the person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies (including in respect of the Obligations),

(iv)                         the person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is a fiduciary under ERISA or the Code, or both, with respect to the Loans, the Letters of Credit, the Commitments and this Agreement and is responsible for exercising independent judgment in evaluating the transactions hereunder, and

(v)                         no fee or other compensation is being paid directly to the Administrative Agent or the Lead Arrangers or any their respective Affiliates for investment advice (as opposed to other services) in connection with the Loans, the Letters of Credit, the Commitments or this Agreement.

(c)                The Administrative Agent and the Lead Arrangers hereby inform the Lenders that each such person is not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such person has a financial interest in the transactions contemplated hereby in that such person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Letters of Credit, the Commitments and this Agreement, (ii) may recognize a gain if it extended the Loans, the Letters of Credit or the Commitments for an amount less than the amount being paid for an interest in the Loans, the Letters of Credit or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing.

Section 9.24        Electronic Execution of Loan Documents. The words “execution”, “signed”, “signature” and words of like import in this Agreement, any other Loan Document or any agreement entered into in connection therewith, including any Assignment and Acceptance, or any notice, certificate or other instrument delivered in connection therewith shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it.

Section 9.25        Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Hedging Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

(a)                In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

(b)               As used in this Section 9.25, the following terms have the following meanings:

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Covered Entity” means any of the following:

(i)     a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii)     a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii)     a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

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CONFIRMATION AND REAFFIRMATION AGREEMENT

This Confirmation and Reaffirmation Agreement (this “Confirmation Agreement”), dated as of August 7, 2020, is made by Lindblad Expeditions, LLC, a Delaware limited liability company (the “U.S. Borrower”), Lindblad Maritime Enterprises, Ltd., an exempted company with limited liability incorporated and existing under the laws of the Cayman Islands (the “Cayman Borrower” and, together with the U.S. Borrower, each, individually a “Borrower” and, collectively, the “Borrowers”), and each Subsidiary Guarantor of the Borrowers party hereto (the “Guarantors”), in favor of Credit Suisse AG, Cayman Islands Branch, as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”), the Lenders from time to time party to the Amended Credit Agreement referred to below and all other Secured Parties under the Loan Documents. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Amended Credit Agreement.

WHEREAS, pursuant to that certain Third Amended and Restated Credit Agreement, dated as of March 27, 2018 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Existing Credit Agreement”) among the Borrowers, the Lenders from time to time party thereto, the Administrative Agent and the Collateral Agent, (i) the Guarantors have entered into that certain Guarantee Agreement, dated as of May 8, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Guarantee Agreement”) in favor of the Collateral Agent for the benefit of the Secured Parties, (ii) the U.S. Borrower and certain Domestic Subsidiaries and Affiliates of the U.S. Borrower (in such capacity, each a “U.S. Obligor”) have entered into that certain U.S. Collateral Agreement, dated as of May 8, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “U.S. Collateral Agreement”) in favor of the Collateral Agent for the benefit of the Secured Parties, (iii) LEX Explorer LLC, the Borrowers and certain Subsidiaries of the Cayman Borrower (in such capacity, collectively, the “Foreign Obligors” and each, individually a “Foreign Obligor” and together with the U.S. Obligors the “Obligors”) from time to time party thereto have entered into that certain U.S. Collateral Agreement (Foreign Obligations) dated as of May 8, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Foreign Collateral Agreement”) in favor of the Collateral Agent for the benefit of the Secured Parties and (iv) the Cayman Subsidiary Guarantors have entered into the Foreign Security Documents, including those listed on Schedule I hereto (as amended, restated, supplemented or otherwise modified from time to time, the “Cayman Security Documents”);

WHEREAS, the Borrowers have requested, and the Administrative Agent, the Collateral Agent and the Required Lenders have agreed, to amend the Existing Credit Agreement pursuant to that certain First Amendment to the Third Amended and Restated Credit Agreement, dated as of the date hereof (the “Amendment” and the Existing Credit Agreement as amended by the Amendment, the “Amended Credit Agreement”) by and among the Borrowers, Lindblad Expeditions Holdings, Inc., a Delaware corporation, the lenders party thereto, the Administrative Agent and the Collateral Agent; and

WHEREAS, in connection with the Amendment and the Amended Credit Agreement, each of the Guarantors and the Obligors has agreed to execute and deliver this Confirmation Agreement in order to confirm its obligations as a Guarantor under the Guarantee Agreement, as an Obligor under the U.S. Collateral Agreement or as an Obligor under the Foreign Collateral Agreement or any of the Cayman Security Documents, as applicable, respectively;

NOW, THEREFORE, IT IS AGREED:

Section 1.                   Acknowledgment and Confirmation by Guarantors and Obligors. Each of the Guarantors and the Obligors hereby acknowledges and consents to the terms and conditions of the

Amendment, the Amended Credit Agreement and this Confirmation Agreement and the transactions contemplated thereby and hereby, including the increase of the Obligations pursuant thereto (collectively, the “Transactions”). In addition, each of the Guarantors and the Obligors hereby (a) affirms and confirms its guarantees, pledges, mortgages, charges, grants of security, assignments (by way of security or otherwise) or other undertakings under each Loan Document to which it is a party, including its obligations as a Guarantor under the Guarantee Agreement, its obligations as an Obligor under the U.S. Collateral Agreement or its obligations as an Obligor under the Foreign Collateral Agreement or any Cayman Security Document, as applicable, in each case on a continuous basis after giving effect to the Transactions, and (b) acknowledges and agrees that (i) each Loan Document to which it is a party, as amended, shall remain in full force and effect on a continuous basis after giving effect to the Transactions and (ii) all guarantees, pledges, mortgages, charges, grants of security, assignments (by way of security or otherwise) or other undertakings, rights and obligations thereunder shall remain in full force and effect, as amended, and shall accrue to the benefit of the Secured Parties (or, with respect to the Cayman Security Documents, to the Collateral Agent, acting for and on behalf of the Secured Parties), and will extend to any increase in the balance of sums payable by any Guarantor or Obligor under the Loan Documents as a result of the amendment of the Existing Credit Agreement and such amounts form part of the Obligations, in each case on a continuous basis after giving effect to the Transactions.

Section 2.                   Continuity of Loan Documents. Each of the parties hereto acknowledges and agrees that each of the Guarantee Agreement, the U.S. Collateral Agreement, the Foreign Collateral Agreement, the Cayman Security Documents and each other Loan Document, as amended, shall remain in full force and effect on a continuous basis and is hereby ratified and confirmed, and none of the Amendment, the Amended Credit Agreement, this Confirmation Agreement nor any of the Transactions shall effect or constitute a release or novation of any rights or obligations of any Person. The execution, delivery and/or performance of (i) the Amendment and the Amended Credit Agreement by the Borrowers and (ii) this Confirmation Agreement by the Guarantors and the Obligors, as applicable, in each case shall not constitute or operate as an amendment, waiver or release of any provision of, or any right, power or remedy of the Administrative Agent, the Collateral Agent, any Lender or any other Secured Party under, any Loan Document, or affect the validity or enforceability of, or rescind or terminate the Amendment, the Amended Credit Agreement or any other Loan Document, all of which are expressly confirmed and reaffirmed by each of the Guarantors and the Obligors hereunder, as applicable. Nothing in this Confirmation Agreement waives, discharges or releases any right or remedy that may have accrued under the Amendment, the Amended Credit Agreement or any other Loan Document prior to the date hereof.

Section 3.                   Further Assurances. Each of the Guarantors and the Obligors hereby agrees, in addition to any undertakings of such Person in any Loan Document to which it is a party, to execute and/or deliver any and all further documents, agreements and instruments, and to take all further actions that the Administrative Agent deems reasonably necessary or advisable in connection with this Confirmation Agreement or the Transactions to give full force and effect to the acknowledgments, affirmations, confirmations and agreements contemplated hereby or the transactions contemplated thereby.

Section 4.                   No Settlement. The parties confirm that they are not by the Amendment, the Amended Credit Agreement or this Confirmation Agreement intending to (a) resettle or re-declare any trust declared under any Loan Document and acknowledge and agree that nothing in this document constitutes an amendment of clause 2.1 (Declaration of Trust) of the Security Trust Deed made on or about August 4, 2016 by the Collateral Agent or any further declaration by the Collateral Agent on the terms of that clause, (b) generate a new agreement replacing, terminating or rescinding or discharging that Security Trust Deed, or (c) cause the transfer, vesting or accruing of any property comprising the assets of any trust declared under any Loan Document in any person.

Section 5.                   GOVERNING LAW. THIS CONFIRMATION AGREEMENT AND THE OTHER LOAN DOCUMENTS (OTHER THAN AS EXPRESSLY SET FORTH IN OTHER LOAN DOCUMENTS) SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

Section 6.                   Miscellaneous. The provisions set forth in the Amended Credit Agreement related to costs and expenses, indemnification, counterparts, severability, submission to jurisdiction, waiver of venue, service of process, waiver of jury trial and confidentiality shall apply to, and are hereby incorporated by reference in, this Confirmation Agreement as if fully set forth herein, mutatis mutandis.

It is acknowledged and agreed that this Confirmation Agreement is a Loan Document for all purposes of the Amendment, the Amended Credit Agreement and the other Loan Documents.

[Signature pages follow.]

IN WITNESS WHEREOF, the undersigned has caused this Confirmation Agreement to be duly executed and delivered as of the date first above written.

LINDBLAD EXPEDITIONS, LLC., as the U.S. Borrower

By:
Name:
Title:

LINDBLAD MARITIME ENTERPRISES, LTD., as the Cayman Borrower

By:
Name:
Title:

SPEX SEA BIRD LTD.

By:
Name:
Title:

SPEX SEA LION LTD.

By:
Name:
Title:

LEX EXPLORER LLC

By:
Name:
Title:

FILLMORE PEARL HOLDING, LTD

By:
Name:
Title:

FILLMORE PEARL (CAYMAN) II, LTD.

By:
Name:
Title:

METROHOTEL CIA. LTDA.

By:
Name:
Title:

MARVENTURA DE TURISMO CIA. LTDA.

By:
Name:
Title:

NAVILUSAL CIA. LTDA.

By:
Name:
Title:

LEX GALAPAGOS PARTNERS I LLC

By:
Name:
Title:

LEX GALAPAGOS PARTNERS II LLC

By:
Name:
Title:

LEX GALAPAGOS PARTNERS III LLC

By:
Name:
Title:

LEX QUEST LLC

By:
Name:
Title:

LINDBLAD MARITIME VENTURES, INC.

By:
Name:
Title:

LEX VENTURE LLC

By:
Name:
Title:

Acknowledged and agreed to as of the date first above written:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent and Collateral Agent

By:
Name:
Title:

By:
Name:
Title:

Schedule I to Confirmation and Reaffirmation Agreement

1.	A debenture dated 8 May 2015 between the Collateral Agent, the Cayman Borrower, Fillmore Pearl Holding Ltd (“Pearl Holding”) and Fillmore Pearl (Cayman) II, Ltd. (“Pearl II”).

2.	An equitable mortgage over shares dated 8 May 2015 with respect to shares in Pearl Holding entered into by the Cayman Borrower in favor of the Collateral Agent.

3.	An equitable mortgage over shares dated 8 May 2015 with respect to shares in Pearl II entered into by the Pearl Holding in favor of the Collateral Agent.

4.	An equitable mortgage over shares dated 8 May 2015 with respect to shares in the Cayman Borrower entered into by U.S. Borrower in favor of the Collateral Agent.

5.	A debenture dated 27 March 2018 between the Collateral Agent, the Cayman Borrower, Pearl Holding and Pearl II.

6.	An equitable mortgage over shares dated 27 March 2018 with respect to shares in Pearl Holding entered into by the Cayman Borrower in favor of the Collateral Agent.

7.	An equitable mortgage over shares dated 27 March 2018 with respect to shares in Pearl II entered into by Pearl Holding in favor of the Collateral Agent.

8.	An equitable mortgage over shared dated 27 March 2018 with respect to shares in Cayman Borrower entered into by U.S. Borrower in favor of the Collateral Agent.